Filed Pursuant to Rule 485(b)

Registration No. 33-19229; 811-5430

As filed with the Securities and Exchange Commission on December 14, 2012

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 114	☒
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 112	☒

(Check appropriate box or boxes)

SSgA FUNDS

(Exact Name of Registrant as Specified in Charter)

One Lincoln Street

Boston, Massachusetts 02111-2900

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (617) 664-2426

Name and Address of Agent for Service:	Copies to:

Lance C. Dial	Philip H. Newman, Esq.
Vice President and Counsel	Goodwin Procter LLP
SSgA Funds Management, Inc.	Exchange Place
One Lincoln Street	Boston, Massachusetts 02109
Boston, Massachusetts 02111-2900

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective under Rule 485:

☒	immediately upon filing pursuant to paragraph (b)
☐	on ( ) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on ( ) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following:

☒	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Filed pursuant to Rule 485(b)
File Nos. 33-19229; 811-5430

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

www.ssgafunds.com

PROSPECTUS

DECEMBER 14, 2012

SSgA MONEY MARKET FUNDS

SSgA MONEY MARKET FUND (TICKER SYMBOL: SSMXX)	SSgA U.S. GOVERNMENT MONEY MARKET FUND (TICKER SYMBOL: SSGXX)

SSgA FIXED INCOME FUNDS

SSgA BOND MARKET FUND (TICKER SYMBOL: SSBMX)	SSgA INTERMEDIATE FUND (TICKER SYMBOL: SSINX)	SSgA HIGH YIELD BOND FUND (TICKER SYMBOL: SSHYX)

SSgA DOMESTIC EQUITY FUNDS

SSgA DYNAMIC SMALL CAP FUND (TICKER SYMBOL: SVSCX)	SSgA IAM SHARES FUND (TICKER SYMBOL: SIAMX)	SSgA ENHANCED SMALL CAP FUND (TICKER SYMBOL: SESPX)

SSgA INTERNATIONAL EQUITY FUNDS

SSgA EMERGING MARKETS FUND (TICKER SYMBOL: SSEMX)	SSgA INTERNATIONAL STOCK SELECTION FUND (TICKER SYMBOL: SSAIX)

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

This Prospectus relates solely to Institutional Class shares of the SSgA Funds. SSgA Emerging Markets Fund offers the Select Class, and there are SSgA Funds other than those funds described in this Prospectus. Those other funds and share class are described in separate Prospectuses.

1

SSgA MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSMXX

INVESTMENT OBJECTIVE

SSgA Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Shareholder Service (12b-1) Fees	0.08%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.39%
Less Fee Waivers and/or Expense Reimbursements	0.00%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.39%

*	The fund’s investment advisor is contractually obligated until December 31, 2013 to waive its management fee and to reimburse the fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.40% of average daily net assets on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Extraordinary expenses that are not subject to the foregoing contractual expense limitation agreement include, but are not limited to, any reimbursement payments made by the fund to the fund’s investment advisor of fund fees and expenses that were previously waived or reimbursed by the fund’s investment advisor in order to maintain a non-negative net yield for the fund. The fund’s investment advisor may also reduce all or a portion of its fees and/or reimburse expenses of the fund to the extent necessary to maintain a minimum net yield for the fund (the “Voluntary Reduction”) which may vary from time to time in the investment advisor’s sole discretion. The fund has agreed, subject to certain limitations, to reimburse its investment advisor for the full dollar amount of any Voluntary Reduction incurred after August 1, 2012. As of August 1, 2012, the fund’s investment advisor waived fees and/or reimbursed expenses in the amount of $685,760 under the voluntary yield waiver. Any future reimbursement of previously waived fees by the fund to its investment advisor may cause the total fund annual operating expenses of the fund to exceed the expense limitation under the contractual expense limitation agreement. The investment advisor may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the fund, without limitation.
Total Annual Fund Operating Expenses may be higher than the fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the fund including voluntary waivers.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$40	$125	$219	$493

PRINCIPAL INVESTMENT STRATEGIES

SSgA Money Market Fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions by investing in high quality money market instruments. The fund invests in accordance with regulatory requirements applicable to money market funds, which impose strict conditions on the quality of portfolio securities, liquidity of portfolio holdings, the maturity of individual securities and the portfolio as a whole, and portfolio diversification.

The fund attempts to meet its investment objective by investing in a broad range of money market instruments, including certificates of deposit, bank notes and other bank instruments, commercial paper, repurchase agreements, asset-backed securities, corporate obligations, instruments issued or guaranteed by the U.S. government, its agencies and sponsored entities. These instruments may bear fixed, variable or floating rates of interest or may be zero coupon securities.

PRINCIPAL RISKS

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

2

SSgA MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSMXX

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•

Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•

Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•

Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•

Risk Associated with Maintaining a Stable Share Price. To the extent that the aggregate market value of the fund’s assets materially varies from the aggregate of the acquisition prices of those assets, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

•

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•

Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if the fund generates insufficient income to pay its expenses, it may not pay a daily dividend.

•

Concentrated Exposure to Financial Institutions. Many instruments in which the fund invests, including repurchase agreements, are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the credit worthiness of any of these institutions may adversely affect the value of instruments held by the fund.

•

Foreign Securities. The fund may invest in U.S. dollar denominated instruments issued by foreign governments, corporations and financial institutions. Financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers. In addition, the value of instruments of foreign issuers may be adversely affected by local or regional political and economic developments.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund. The bar chart and the table provide some indication of the risks of investing in the fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2002-2011)	Lowest Quarterly Results (2002-2011)	Year-to- Date Ended
September 30, 2007: 1.26%	December 31, 2011: 0.00%	September 30, 2012: 0.01%

Average Annual Total Returns

For the Periods Ending December 31, 2011:

	1 Year*	5 Years*	10 Years*
SSgA Money Market Fund	0.01%	1.53%	1.87%

*	The returns would have been lower without the contractual and voluntary management fee waiver and/or expense reimbursement.

To obtain the fund’s current yield, please call (800) 997-7327.

3

SSgA MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSMXX

INVESTMENT ADVISOR

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$ 1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 5 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

SSgA U.S. GOVERNMENT MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSGXX

INVESTMENT OBJECTIVE

SSgA U.S. Government Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the U.S. government or its instrumentalities with remaining maturities of one year or less.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Shareholder Service (12b-1) Fees	0.08%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.39%*

*	The fund’s investment advisor may also voluntarily reduce all or a portion of its fees and/or reimburse expenses of the fund to the extent necessary to maintain a minimum net yield for the fund (the “Voluntary Reduction”) which may vary from time to time in the investment advisor’s sole discretion. The fund has agreed, subject to certain limitations, to reimburse its investment advisor for the full dollar amount of any Voluntary Reduction incurred after August 1, 2012. As of August 1, 2012, the fund’s investment advisor waived fees and/or reimbursed expenses in the amount of $2,024,943 under the voluntary yield waiver. Any future reimbursement of previously waived fees by the fund to its investment advisor may cause the total fund annual operating expenses of the fund to exceed the expense limitation under the contractual expense limitation agreement. The investment advisor may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the fund, without limitation.

Total Annual Fund Operating Expenses may be higher than the fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the fund including voluntary waivers.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$40	$125	$219	$493

PRINCIPAL INVESTMENT STRATEGIES

SSgA U.S. Government Money Market Fund typically invests at least 80% of its net assets (plus borrowings, if any) in instruments issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, as well as repurchase agreements secured by such instruments. These instruments may bear fixed, variable or floating rates of interest or may be zero coupon securities. The fund may make significant investments in certain mortgage-related securities, including obligations of the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank, that are neither insured nor guaranteed by the U.S. Treasury. The fund will not invest more than 5% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

The fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions by investing in high quality money market instruments. The fund invests in accordance with regulatory requirements applicable to money market funds, which impose strict conditions on the quality of portfolio securities, the maturity of individual securities and the portfolio as a whole, and portfolio diversification.

PRINCIPAL RISKS

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.
•

Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

5

SSgA U.S. GOVERNMENT MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSGXX

•

Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•

Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•

Government Securities. Securities of certain U.S. government agencies and instrumentalities are not guaranteed by the U.S. Treasury, and the fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment.

•

Significant Exposure to U.S. Government Agencies and Financial Institutions. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency may adversely affect the market price of securities issued or guaranteed by other government agencies. Similarly, events that would affect the market value of instruments issued by one financial institution, including repurchase agreements, may adversely affect the market value of instruments issued by similarly situated financial institutions.

•

Risk Associated with Maintaining a Stable Share Price. To the extent that the aggregate market value of the fund’s assets materially varies from the aggregate of the acquisition prices of those assets, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

•

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•

Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if the fund generates insufficient income to pay its expenses, it may not pay a daily dividend.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund. The bar chart and the table provide some indication of the risks of investing in the fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2002-2011)	Lowest Quarterly Results (2002-2011)	Year-to- Date Ended
December 31, 2006: 1.24%	December 31, 2011: 0.00%	September 30, 2012: 0.00%

Average Annual Total Returns

For the Periods Ending December 31, 2011:

	1 Year*	5 Years	10 Years
SSgA U.S. Government Money Market Fund	0.00%	1.35%	1.75%

*	The returns would have been lower without the voluntary management fee waiver and/or expense reimbursement.

To obtain the fund’s current 7-day yield, please call (800) 997-7327.

6

SSgA U.S. GOVERNMENT MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSGXX

INVESTMENT ADVISOR

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$ 1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 5 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

SSgA BOND MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSBMX

INVESTMENT OBJECTIVE

SSgA Bond Market Fund seeks to maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Barclays Capital U.S. Aggregate Bond Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Shareholder Service (12b-1) Fees	0.07%
Other Expenses	0.90%
Acquired Fund Fee and Expenses (fees and expenses incurred indirectly by the fund as a result of an investment in shares of one or more acquired funds)	0.01%
Total Annual Fund Operating Expenses	1.28%
Less Fee Waivers and/or Expense Reimbursements	(0.77)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.51%*

*	The fund’s investment advisor is contractually obligated until December 31, 2013 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.50% of average daily net assets on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$52	$330	$628	$1,477

PORTFOLIO TURNOVER

The fund pays transaction costs, typically reflected in a bond’s purchase or sale price, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 205% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA Bond Market Fund attempts to meet its objective by investing at least 80% of its net assets (plus borrowings, if any) in debt instruments. The fund’s portfolio typically consists of a core portfolio principally drawn from, and that is intended to reflect the overall risk characteristics of, the securities in the Barclays Capital U.S. Aggregate Bond Index, the fund’s benchmark. The fund then selects other securities, which may be securities inside or outside of the benchmark, to overweight or underweight certain industries and sectors represented in the benchmark. The fund also manages its duration (that is, the sensitivity of the fund’s portfolio as a whole to interest rate changes) generally by investing in futures and primarily to correspond to the benchmark. The fund actively trades its portfolio holdings in an effort to benefit from short-term yield disparities among different issues of fixed income securities, or otherwise to increase total return to the fund.

The fund invests primarily in investment grade debt instruments. Many of those instruments are instruments issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, obligations of U.S. and foreign corporations (e.g., “Yankee” bonds), including public utilities; obligations of U.S. and foreign financial institutions; repurchase agreements collateralized with high quality securities and other assets; derivatives, including swaps, futures and options; and asset-backed securities, including asset-backed commercial paper and mortgage-related securities. Such instruments typically are denominated in U.S. dollars. The fund may also invest in high yield bonds commonly referred to as “junk bonds.” High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the fund for capital appreciation. The fund may buy or sell

8

SSgA BOND MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSBMX

securities on a forward commitment, delayed-delivery or when-issued basis. These transactions involve the purchase or sale of securities by a fund at an established price with payment or delivery taking place in the future. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•

Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•

Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•

Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•

Significant Exposure to U.S. Government Agencies and Financial Institutions. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency may adversely affect the market price of securities issued or guaranteed by other government agencies. Similarly, events that would affect the market value of instruments issued by one financial institution, including repurchase agreements, may adversely affect the market value of instruments issued by similarly situated financial institutions.

•

Mortgage-Related and Other Asset-Backed Securities. Defaults on the underlying assets of the mortgage-related and other asset-backed securities held by the fund may impair the value of those securities, and there may be limitations on the enforceability of any security interest granted with respect to those assets. These securities also present a higher degree of prepayment risk and extension risk than do other types of fixed income securities.

•

Non-Investment Grade Securities. Securities rated below investment grade (that is, below BBB by S&P or Baa by Moody’s) are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. High yield bonds generally are not as sensitive to interest rate changes as investment grade bonds.

•

Foreign Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments. Most of the foreign securities held by the fund are “Yankee” bonds, that is, U.S. dollar-denominated foreign bonds. The value of non-U.S. dollar denominated foreign bonds in which the fund may invest also may be subject to changes in exchange rates.

•

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

•

Forward-Commitment, When-Issued and Delayed-Delivery Securities. Forward-commitment, delayed-delivery and when-issued transactions involve a risk of loss if the value of the security to be purchased or sold by the fund increases or decreases below the repurchase price of those securities or the other party to the transaction fails to complete the transaction.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below

9

SSgA BOND MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSBMX

the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2002-2011)	Lowest Quarterly Results (2002-2011)	Year-to- Date Ended
September 30, 2002: 4.80%	December 31, 2007: (5.58)%	September 30, 2012: 4.51%

Average Annual Total Returns

For the Periods Ending December 31, 2011:

SSgA Bond Market Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	6.76%	2.66%	3.66%
Return After Taxes on Distributions	5.54%	1.18%	2.03%
Return After Taxes on Distributions and Sale of Fund Shares	4.37%	1.38%	2.16%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISOR

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

Matthew D. Pappas and Catherine Ann Powers serve as the portfolio managers of the fund. They have managed the fund since 2007 and 2011, respectively.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains

10

SSgA BOND MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSBMX

regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

SSgA INTERMEDIATE FUND	FUND SUMMARY	TICKER SYMBOL: SSINX

INVESTMENT OBJECTIVE

SSgA Intermediate Fund seeks a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Shareholder Service (12b-1) Fees	0.24%
Other Expenses	0.58%
Total Annual Fund Operating Expenses	1.12%
Less Fee Waivers and/or Expense Reimbursements	(0.52)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.60%*

*	The fund’s investment advisor is contractually obligated until December 31, 2013 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.60% of average daily net assets on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$61	$304	$567	$1,317

PORTFOLIO TURNOVER

The fund pays transaction costs, typically reflected in a bond’s purchase or sale price, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 194% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA Intermediate Fund attempts to meet its objective by investing at least 80% of its net assets (plus borrowings, if any) in debt instruments with dollar-weighted average maturities of between three and ten years. The fund’s portfolio typically consists of a core portfolio principally drawn from securities in the Barclays Capital U.S. Intermediate Government/Credit Bond Index, the fund’s benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries and sectors represented in the benchmark. The fund also manages its duration (that is, the sensitivity of the fund’s portfolio as a whole to interest rate changes) generally by investing in futures and primarily to correspond to the benchmark.

The fund invests primarily in investment grade debt instruments. Many of those instruments are instruments issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, obligations of U.S. and foreign corporations (e.g., “Yankee” bonds), including public utilities; obligations of U.S. and foreign financial institutions; repurchase agreements collateralized with high quality securities and other assets; derivatives, including swaps, futures and options; and asset-backed securities, including asset-backed commercial paper and mortgage-related securities. Such instruments typically are denominated in U.S. dollars. The fund may buy or sell securities on a forward-commitment, delayed-delivery or when-issued basis. These transactions involve the purchase or sale of securities by a fund at an established price with payment or delivery taking place in the future. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

12

SSgA INTERMEDIATE FUND	FUND SUMMARY	TICKER SYMBOL: SSINX

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•

Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•

Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•

Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•

Significant Exposure to U.S. Government Agencies and Financial Institutions. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency may adversely affect the market price of securities issued or guaranteed by other government agencies. Similarly, events that would affect the market value of instruments issued by one financial institution, including repurchase agreements, may adversely affect the market value of instruments issued by similarly situated financial institutions.

•

Mortgage-Related and Other Asset-Backed Securities. Defaults on the underlying assets of the mortgage-related and other asset-backed securities held by the fund may impair the value of those securities, and there may be limitations on the enforceability of any security interest granted with respect to those assets. These securities also present a higher degree of prepayment risk and extension risk than do other types of fixed income securities.

•

Foreign Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments. Most of the foreign securities held by the fund are “Yankee” bonds, that is, U.S. dollar-denominated foreign bonds. The value of non-U.S. dollar denominated foreign bonds in which the fund may invest also may be subject to changes in exchange rates.

•

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

•

Forward-Commitment, When-Issued and Delayed-Delivery Securities. Forward-commitment, delayed-delivery and when-issued transactions involve a risk of loss if the value of the security to be purchased or sold by the fund increases or decreases below the repurchase price of those securities or the other party to the transaction fails to complete the transaction.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is

13

SSgA INTERMEDIATE FUND	FUND SUMMARY	TICKER SYMBOL: SSINX

available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2002-2011)	Lowest Quarterly Results (2002-2011)	Year-to- Date Ended
September 30, 2002: 4.54%	September 30, 2007: (2.96)%	September 30, 2012: 3.66%

Average Annual Total Returns

For the Periods Ending December 31, 2011:

SSgA Intermediate Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	4.84%	2.41%	3.17%
Return After Taxes on Distributions	4,05%	1.24%	1.83%
Return After Taxes on Distributions and Sale of Fund Shares	3.14%	1.36%	1.92%
Barclays Capital U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	5.80%	5.88%	5.20%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISOR

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

Matthew D. Pappas and Catherine Ann Powers serve as the portfolio managers of the fund. They have managed the fund since 2007 and 2011, respectively.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

14

SSgA INTERMEDIATE FUND	FUND SUMMARY	TICKER SYMBOL: SSINX

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

15

SSgA HIGH YIELD BOND FUND	FUND SUMMARY	TICKER SYMBOL: SSHYX

INVESTMENT OBJECTIVE

SSgA High Yield Bond Fund seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Barclays Capital U.S. Corporate High-Yield Bond Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Shareholder Service (12b-1) Fees	0.24%
Other Expenses	0.34%
Acquired Fund Fee and Expenses (fees and expenses incurred indirectly by the fund as a result of an investment in shares of one or more acquired funds)	0.02%
Total Annual Fund Operating Expenses	0.90%
Less Fee Waivers and/or Expense Reimbursements	(0.13)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.77%*

*	The fund’s investment advisor is contractually obligated until December 31, 2013 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, and acquired fund fees) exceed 0.75% of average daily net assets on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$79	$274	$486	$1,096

PORTFOLIO TURNOVER

The fund pays transaction costs, typically reflected in a bond’s purchase or sale price, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 196% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA High Yield Bond Fund attempts to meet its objective by investing at least 80% of its net assets (plus borrowings, if any) in high yield bonds commonly referred to as “junk bonds”. The fund’s portfolio typically consists of a core portfolio principally drawn from securities in the Barclays Capital U.S. High-Yield 2% Issuer Capped Index, the fund’s benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries and sectors represented in the benchmark. Intensive credit analysis of specific issuers is an important component of the fund’s securities selection process. High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the fund for capital appreciation. The duration of the fund (that is, its sensitivity to changes in interest rates) is monitored against the benchmark.

The fund invests primarily in debt securities that have been publicly issued or privately placed, with fixed, zero coupon, payment-in-kind, variable or floating interest rates. The fund’s investments may include: obligations of U.S. and foreign corporations (e.g., “Yankee” bonds); privately issued bank loans; equity securities; derivatives (e.g., credit default swap indices); asset-backed securities; and repurchase agreements. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not

16

SSgA HIGH YIELD BOND FUND	FUND SUMMARY	TICKER SYMBOL: SSHYX

insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•

Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•

Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•

Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•

Non-Investment Grade Securities. Securities rated below investment grade (that is, below BBB by S&P or Baa by Moody’s) are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. High yield bonds generally are not as sensitive to interest rate changes as investment grade bonds.

•

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•

Privately Negotiated Loans and Other Indebtedness. The fund may acquire interests in certain corporate loans and other forms of indebtedness that restrict the fund’s ability to sell those interests. As a result, the fund may not be able to sell those interests, or sell those interests for full value, when it otherwise may be advantageous to the fund to do so.

•

Asset-Backed Securities. Defaults on the underlying assets of the asset-backed securities held by the fund may impair the value of an asset-backed security, and there may be limitations on the enforceability of any security interest granted with respect to those assets.

•

Foreign Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments. Most of the foreign securities held by the fund are “Yankee” bonds, that is, U.S. dollar-denominated foreign bonds. The value of non-U.S. dollar denominated foreign bonds in which the fund may invest also may be subject to changes in exchange rates.

•

Equities. To the extent the fund holds equities, the fund will be exposed to the risks inherent in equities. The share price of the fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which it has significant holdings, or weakness associated with one or more specific companies in which the fund may have substantial investments. Moreover, the fund may not be able to sell some or all of its securities at desired prices.

•

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is

17

SSgA HIGH YIELD BOND FUND	FUND SUMMARY	TICKER SYMBOL: SSHYX

available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2002-2011)	Lowest Quarterly Results (2002-2011)	Year-to- Date Ended
June 30, 2009: 16.46%	December 31, 2008: (17.13)%	September 30, 2012: 11.42%

Average Annual Total Returns

For the Periods Ending December 31, 2011:

SSgA High Yield Bond Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	3.63%	7.20%	7.63%
Return After Taxes on Distributions	1.24%	4.16%	4.74%
Return After Taxes on Distributions and Sale of Fund Shares	2.35%	4.29%	4.78%
Barclays Capital U.S. High-Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	4.96%	7.74%	8.96%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISOR

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

Catherine Ann Powers and Charles Moon serve as portfolio managers of the fund. They have managed the fund since 2011 and 2012, respectively.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

18

SSgA HIGH YIELD BOND FUND	FUND SUMMARY	TICKER SYMBOL: SSHYX

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

19

SSgA DYNAMIC SMALL CAP FUND	FUND SUMMARY	TICKER SYMBOL: SVSCX

INVESTMENT OBJECTIVE

SSgA Dynamic Small Cap Fund seeks to maximize the total return through investment in equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.21%
Other Expenses	2.55%
Total Annual Fund Operating Expenses	3.51%
Less Fee Waivers and/or Expense Reimbursements	(2.26)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.25%*

*	The fund’s investment advisor is contractually obligated until December 31, 2013 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 1.25% of average daily net assets on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$127	$867	$1,628	$3,633

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).

A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 160% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA Dynamic Small Cap Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of companies in the Russell 2000® Index, the fund’s benchmark. The fund may from time to time invest up to 20% of its assets in equity securities not included in the Russell 2000® Index. The equity securities invested in by the fund are comprised primarily of common stocks and may include IPOs as well as ETFs for cash equitization purposes.

To manage the fund’s portfolio, the fund’s advisor employs a proprietary quantitative multi-factor stock-selection model. The model evaluates the relative attractiveness of each eligible security based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and investor sentiment), and other historical quantitative metrics. Additionally the model may also incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments.

The fund periodically rebalances its portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The model may periodically adjust the quantitative metrics used based on a systematic and objective evaluation of macroeconomic conditions. The advisor also regularly reexamines the model and may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them.

From time to time, the advisor may make a qualitative judgment and deviate from the model, but only for events that are not quantifiable by the model.

The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and

20

SSgA DYNAMIC SMALL CAP FUND	FUND SUMMARY	TICKER SYMBOL: SVSCX

the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•

Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•

Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

•

Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks.

•

Value Stocks. Certain stocks in which the fund may invest may be inexpensive relative to their earnings or assets compared to other types of stocks. These stocks may continue to be inexpensive for long periods of time and they may never realize their full value.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2002-2011)	Lowest Quarterly Results (2002-2011)	Year-to- Date Ended
June 30, 2003: 19.49%	December 31, 2008: (26.07)%	September 30, 2012: 15.91%

Average Annual Total Returns

For the Periods Ending December 31, 2011:

SSgA Dynamic Small Cap Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	4.53%	(4.68)%	3.00%
Return After Taxes on Distributions	4.53%	(5.08)%	2.55%
Return After Taxes on Distributions and Sale of Fund Shares	2.95%	(3.97)%	2.58%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(4.18)%	0.15%	5.62%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

21

SSgA DYNAMIC SMALL CAP FUND	FUND SUMMARY	TICKER SYMBOL: SVSCX

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISOR

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

Marc Reinganum and Anna Lester serve as portfolio managers of the fund. They have managed the fund since October 2010.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

22

SSgA IAM SHARES FUND	FUND SUMMARY	TICKER SYMBOL: SIAMX

INVESTMENT OBJECTIVE

SSgA IAM SHARES Fund seeks to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers (“IAMAW”) or affiliated labor unions or have not been identified as having non-union sentiment.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Shareholder Service (12b-1) Fees	0.06%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.51%
Less Fee Waivers and/or Expense Reimbursements	0.00%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.51%

*	The fund’s investment advisor is contractually obligated until December 31, 2013 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.65% of average daily net assets on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$51	$160	$280	$628

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was less than 3% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA IAM SHARES Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of companies (“IAM Companies”) that:

•	Have entered into collective bargaining agreements with the IAMAW or affiliated labor unions, or

•	Are listed in the S&P 500® Index, and have not been identified by the IAMAW or affiliated labor unions as having non-union sentiment.

The fund may invest up to 20% of its assets in securities of non-IAM Companies that have not been deemed to have non-union sentiment by the IAMAW.

The fund’s investment strategy is driven by a quantitative investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio reflecting risk and return characteristics similar to those of the S&P 500 Index.

IAM Companies are diverse both geographically and by industry. The portfolio management team will rebalance the fund periodically in order to maintain its relative exposure to IAM Companies, as well as to account for any changes to the universe of IAM Companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index; therefore, the fund’s returns will likely vary from those of the S&P 500 Index.

The fund attempts to meet its investment objective by investing primarily in, among other things, domestic common stocks and related securities, which may include securities convertible into common stocks of domestic companies and IPOs. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

23

SSgA IAM SHARES FUND	FUND SUMMARY	TICKER SYMBOL: SIAMX

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•

Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•

Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

•

Large-Capitalization Securities. Large-capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods.

•

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the S&P 500 Index, the fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

•

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2002-2011)	Lowest Quarterly Results (2002-2011)	Year-to- Date Ended
June 30, 2009: 16.46%	December 31, 2008: (22.24)%	September 30, 2012: 15.94%

Average Annual Total Returns

For the Periods Ending December 31, 2011:

SSgA IAM SHARES Fund	1 Year	5 Years	10 Years*
Return Before Taxes	1.81%	(0.42)%	2.48%
Return After Taxes on Distributions	1.25%	(0.77)%	2.17%
Return After Taxes on Distributions and Sale of Fund Shares	1.17%	(0.46)%	2.04%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.25)%	2.92%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

24

SSgA IAM SHARES FUND	FUND SUMMARY	TICKER SYMBOL: SIAMX

INVESTMENT ADVISOR

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

Karl Schneider and John Tucker serve as portfolio managers of the fund. They have managed the fund since 2006 and 2007, respectively.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000/$100	*
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

*	Provided that a $50 automatic monthly investment is established.

Shareholder accounts held through brokers, banks and financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, investment retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

25

SSgA ENHANCED SMALL CAP FUND	FUND SUMMARY	TICKER SYMBOL: SESPX

INVESTMENT OBJECTIVE

SSgA Enhanced Small Cap Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%
Distribution and Shareholder Service (12b-1) Fees	0.22%
Other Expenses	0.91%
Total Annual Fund Operating Expenses	1.58%
Less Fee Waivers and/or Expense Reimbursements	(0.83)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.75%*

*	The fund’s investment advisor is contractually obligated until December 31, 2013 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.75% of average daily net assets on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$77	$417	$782	1,808

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA Enhanced Small Cap Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of small capitalization companies. A small capitalization company is a company with a market capitalization no larger than the company with the largest capitalization contained in the Russell 2000 Index. The equity securities invested in by the fund are comprised primarily of common stocks and may include IPOs.

To manage the fund’s portfolio, the fund’s advisor employs a proprietary quantitative multi-factor stock-selection model to select securities that maintain similar sector and industry weightings as the fund’s benchmark, while controlling risk exposure of the fund relative to the fund’s benchmark. The securities selected by the model include a core portfolio drawn from securities in the fund’s benchmark and intended to reflect the risk characteristics of the fund’s benchmark, and certain additional securities of small capitalization companies identified by the model in order to overweight or underweight certain securities, industries and sectors represented in the fund’s benchmark. The model evaluates the relative attractiveness of securities of small capitalization companies based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and share price momentum) to past performance and then rank the securities in the order of their attractiveness as fund investments. The model determines the specific securities that the fund invests in, the quantity of a security held by the fund and whether to overweight or underweight certain securities, industries or sectors relative to the benchmark based on an evaluation of a security’s relative return and risk attractiveness.

The fund periodically rebalances its portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The advisor regularly reexamines the model and may make updates or adjustments to the economic and financial factors considered.

From time to time, the advisor may make a qualitative judgment and deviate from the model, but only for events that are not quantifiable by the model.

26

SSgA ENHANCED SMALL CAP FUND	FUND SUMMARY	TICKER SYMBOL: SESPX

The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•

Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•

Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

•

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the Russell 2000 Index, the fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

•

Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2006-2010)	Lowest Quarterly Results (2006-2010)	Year-to- Date Ended
June 30, 2009: 19.10%	December 31, 2008: (26.68)%	September 30, 2012: 13.96%

27

SSgA ENHANCED SMALL CAP FUND	FUND SUMMARY	TICKER SYMBOL: SESPX

Average Annual Total Returns For the Periods Ending December 31, 2011:

SSgA Enhanced Small Cap Fund	1 Year*	5 Years*	Since Inception(1)*
Return Before Taxes	0.55%	(1.56)%	3.01%
Return After Taxes on Distributions	0.26%	(1.84)%	2.51%
Return After Taxes on Distributions and Sale of Fund Shares	0.35%	(1.40)%	2.43%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(4.18)%	0.15%	4.07%

(1)	The Fund began operating on March 22, 2005.
*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISOR

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

John O’Connell and Scott Conlon, CFA, serve as portfolio managers of the fund. They have managed the fund since 2005 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

28

SSgA EMERGING MARKETS FUND	FUND SUMMARY	TICKER SYMBOL: SSEMX

INVESTMENT OBJECTIVE

SSgA Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.28%
Total Annual Fund Operating Expenses	1.28%
Less Fee Waivers and/or Expense Reimbursements	(0.03)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.25%*

*	The fund’s investment advisor is contractually obligated until December 31, 2013 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, and acquired fund fee and expenses) exceed 1.25% of average daily net assets on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$127	$403	$699	$1,543

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 74% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the fund’s advisor to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI Emerging Markets Index, the fund’s benchmark.

The fund’s advisor employs a proprietary quantitative model to assist in country and stock selection, which the advisor believes are the keys to achieving the fund’s objective. This model is intended to help determine the relative attractiveness of the countries and securities within the fund’s investment universe. In addition, the model assists the advisor in controlling the fund’s exposure to risks relative to the fund’s benchmark. The model is based on the historical relationships of certain economic and financial factors applicable to issuers and/or countries (such as measures of value, sentiment and share price momentum) to past performance. It allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments. The advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. From time to time, the advisor will make a qualitative judgment to deviate from the model, but only if it believes that certain current information is not fully reflected in the model.

The fund may invest in common and preferred equity securities, publicly traded in the U.S. or in foreign countries in developed or emerging markets, securities convertible into common stocks, initial public offerings, equity swaps, equity futures, currency forwards, index swaps, structured equity notes, equity linked notes, American Depository Receipts and participation certificates.

The fund may use futures, forwards, swaps and certain other instruments to seek to generate returns. The fund’s use of futures, forwards, swaps and certain other instruments pro-

29

SSgA EMERGING MARKETS FUND	FUND SUMMARY	TICKER SYMBOL: SSEMX

vides financial leverage. Through the use of leverage, the fund’s total investment exposure could far exceed the value of its portfolio holdings and its investment returns could depend upon the performance of equities and currencies that the fund does not own.

The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this fund may involve more risk, and consequently, the fund may have a more volatile share price, than a fund investing primarily in equity securities of large, established U.S. corporations.

•	Risks Common to Funds Investing Principally in Equity Securities.

•

Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•

Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

•

Foreign Securities, including Emerging Market Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•

American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). ADRs and GDRs held by the fund have the same currency and economic risks as the underlying shares they represent, as well as the risks associated with foreign securities.

•

Derivatives. Investments in a derivative instrument could lose more than the principal amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

•

Futures Risk. The risk of loss in trading futures contracts in some strategies is potentially unlimited. The entire amount invested in futures contracts could be lost. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a fund may invest. Participation in the futures markets, as well as the use of various forward contracts, involves investment risks and transaction costs to which the fund would not be subject absent the use of these strategies. If the fund’s predictions of movements in the direction of the securities, fixed income or currencies markets are inaccurate, the adverse consequences to the fund may leave the fund in a worse position than if such strategies were not used.

•

Forward Currency Contracts. The fund may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions to generate returns consistent with the fund’s investment objective and strategies. A forward contract involves an obligation to purchase or sell a specific currency. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.

30

SSgA EMERGING MARKETS FUND	FUND SUMMARY	TICKER SYMBOL: SSEMX

•

Swaps. A swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

•

Participation Certificates. Participation certificates are issued by banks or broker-dealers and are designed to offer a return linked to a security, index of securities or other asset. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate and are subject to counterparty risk.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2002-2011)	Lowest Quarterly Results (2002-2011)	Year-to- Date Ended
June 30, 2009: 31.26%	September 30, 2008: (29.94)%	September 30, 2012: 9.06%

Average Annual Total Returns

For the Periods Ending December 31, 2011:

SSgA Emerging Markets Fund	1 Year	5 Years*	10 Years*
Return Before Taxes	(19.00)%	0.30%	12.99%
Return After Taxes on Distributions	(19.45)%	(0.54)%	12.24%
Return After Taxes on Distributions and Sale of Fund Shares	(12.35)%	0.19%	11.68%
MSCI® Emerging Markets Index (Gross) (reflects no deduction for fees, expenses or taxes)	(18.17)%	2.70%	14.20%
MSCI® Emerging Markets Index (Net) (reflects no deduction for fees, expenses or taxes)	(18.42)%	2.40%	13.86%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISOR

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

Chris Laine and Jean-Christophe De Beaulieu serve as portfolio managers of the fund. They have managed the fund since 2007 and 2012, respectively.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

31

SSgA EMERGING MARKETS FUND	FUND SUMMARY	TICKER SYMBOL: SSEMX

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

32

SSgA INTERNATIONAL STOCK SELECTION FUND	FUND SUMMARY	TICKER SYMBOL: SSAIX

INVESTMENT OBJECTIVE

SSgA International Stock Selection Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.24%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	1.21%
Less Fee Waivers and/or Expense Reimbursements	(0.21)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.00%*

*	The fund’s investment advisor is contractually obligated until December 31, 2013 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 1.00% of average daily net assets on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$102	$363	$645	$1,447

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 90% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA International Stock Selection Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies in the countries and industries represented in the MSCI EAFE Index, the fund’s benchmark. The equity securities invested in by the fund are comprised primarily of common stocks and may include IPOs as well as ETFs for cash equitization purposes.

The fund’s advisor employs a proprietary quantitative stock-selection model. This model is intended to reflect the risk characteristics of the fund’s benchmark, as well as determine the specific securities and quantities the fund purchases, holds and sells. In addition, it is intended to predict the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries (such as measures of growth potential, valuation, quality, and investor sentiment) to past performance. Additionally the model may also incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments.

The model generates a portfolio that is drawn primarily from securities in the fund’s benchmark. The remaining securities are drawn from the fund’s investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and sectors represented in the benchmark. The fund’s investment universe is the securities in the MSCI EAFE Universe, which is broader than the fund’s benchmark. The fund periodically rebalances its portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The model may periodically adjust the quantitative metrics used based on a systematic and objective evaluation of macroeconomic conditions. The advisor also regularly

33

SSgA INTERNATIONAL STOCK SELECTION FUND	FUND SUMMARY	TICKER SYMBOL: SSAIX

reexamines the model and may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them.

The fund attempts to meet its investment objective by investing primarily in, among other things, common stocks. The fund also may lend its securities, and it may invest in various fixed-income securities, index futures and money market funds in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•

Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•

Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

•

Foreign Securities, including Emerging Market Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2002-2011)	Lowest Quarterly Results (2002-2011)	Year-to- Date Ended
June 30, 2009: 20.47%	September 30, 2011: (22.85)%	September 30, 2012: 7.64%

34

SSgA INTERNATIONAL STOCK SELECTION FUND	FUND SUMMARY	TICKER SYMBOL: SSAIX

Average Annual Total Returns

For the Periods Ending December 31, 2011:

SSgA International Stock Selection Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	(15.03)%	(6.77)%	4.86%
Return After Taxes on Distributions	(16.16)%	(7.24)%	4.41%
Return After Taxes on Distributions and Sale of Fund Shares	(9.75)%	(5.57)%	4.31%
MSCI® EAFE® Net Dividend Index (reflects no deduction for fees, expenses or taxes)	(12.14)%	(4.72)%	4.67%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISOR

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

Didier Rosenfeld and Stuart Hall serve as portfolio managers of the fund. They have managed the fund since 2008 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

35

FUND OBJECTIVES, STRATEGIES AND RISKS

SSgA MONEY MARKET FUND

INVESTMENT OBJECTIVE

SSgA Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

SSgA Money Market Fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions, by investing in high quality money market instruments. Among other things, the fund’s investment advisor conducts its own credit analyses of potential investments and portfolio holdings, benefitting from a dedicated short-term credit research team. In addition, the fund follows regulatory requirements applicable to money market funds. Those requirements are intended to limit the risks of investing in a money market fund by requiring the fund generally to invest in high quality securities with short-term remaining maturities, and be diversified as to issuers, guarantors and other liquidity providers. All securities held by the fund are U.S. dollar-denominated, and they may have fixed, variable or floating interest rates. The fund’s weighted average maturity may not exceed 60 days, and is typically much shorter.

The fund attempts to meet its investment objective by investing in, among other things:

•

Instruments of U.S. and foreign banks, including certificates of deposit, bank notes, banker’s acceptances and time deposits, such as, Eurodollar certificates of deposit, Eurodollar time deposits and “Yankee” Certificates of Deposit;

•	Commercial paper of U.S. and foreign companies;

•	Repurchase agreements collateralized with high quality securities and other assets;

•	Asset-backed securities;

•	Corporate obligations of U.S. and foreign companies; and

•

Obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank.

Principal Risks

Generally. The fund invests exclusively in money market instruments. As a result, the principal risks of investing in the fund are those risks that are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Debt Instruments,” below.

In addition, the fund is subject to the following risks:

Interest Rate Risk. During periods of rising interest rates, a fund’s yield generally is lower than prevailing market rates, causing the value of the fund to fall. In periods of falling interest rates, a fund’s yield generally is higher than prevailing market rates, causing the value of the fund to rise. Typically, the more distant the expected cash flow that the fund is to receive from a security, the more sensitive the market price of the security is to movements in interest rates. If a fund owns securities that have variable or floating interest rates, as interest rates fall, the income the fund receives from those securities also will fall.

Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a fund may default on its obligation to pay scheduled interest and repay principal. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower rated issuers have higher credit risks. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the fund, may default on its payment or repurchase obligation, as the case may be. Credit risk generally is inversely related to credit quality.

Liquidity Risk. Adverse market or economic conditions or investor perceptions may result in little or no trading activity in one or more particular securities, thus, making it difficult for a fund holding the securities to determine their values. A fund holding those securities may have to value them at prices that reflect unrealized losses, or if it elects to sell them, it may have to accept lower prices than the prices at which it is then valuing them. The fund also may not be able to sell the securities at any price.

Risk Associated with Maintaining a Stable Share Price. The ability of the fund to maintain a stable share price of $1.00 largely depends on the aggregate market value of the fund’s securities being substantially similar to the aggregate of the acquisition prices of those securities to the fund. To the extent that that aggregate market value materially varies from the aggregate of those acquisition prices, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if instruments held by the fund pay interest at very low rates, the fund may generate insufficient income to pay its expenses. At such times, the fund may pay some or all of its expenses from fund assets, and generally the fund would not pay a daily dividend.

36

Concentrated Exposure to Financial Institutions. Many instruments in which the fund invests, including repurchase agreements, are issued or guaranteed as to principal or interest by banks, brokers and other financial institutions, or are collateralized by securities issued or guaranteed by those institutions. Although the fund attempts to invest only with high quality financial institutions, most financial institutions are dependent on other institutions to fulfill their obligations in the financial markets. Events that would adversely affect one financial institution or financial institutions generally also may have an adverse effect on the financial institution in which the fund invests or that serve as counterparties in transactions with the fund. Changes in the credit worthiness of any of these institutions may cause the fund a loss that affects its share price.

Foreign Securities. Although the fund only will invest in U.S. dollar-denominated instruments, some of those instruments may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions. Financial information concerning foreign entities generally is more limited than financial information generally available from U.S. issuers or not available. Moreover, the value of instruments of foreign issuers tends to be adversely affected by local or regional political and economic developments.

37

SSgA U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE

SSgA U.S. Government Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the U.S. government or its instrumentalities with remaining maturities of one year or less.

There is no guarantee that the fund will achieve its objective.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

SSgA U.S. Government Money Market Fund typically invests at least 80% of its net assets (plus borrowings, if any) in obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, as well as repurchase agreements secured by such instruments. The fund will not invest more than 5% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

The fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions, by investing in high quality money market instruments. Among other things, the fund’s investment advisor conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated short-term credit research team. In addition, the fund follows regulatory requirements applicable to money market funds. Those requirements are intended to limit the risks of investing in a money market fund by requiring the fund generally to invest in high quality securities with short-term remaining maturities, and be diversified as to issuers, guarantors and other liquidity providers. All securities held by the fund are U.S. dollar-denominated, and they may have fixed, variable or floating interest rates. The fund’s weighted average maturity may not exceed 60 days, and is typically much shorter.

The fund attempts to meet its investment objective by investing in, among other things:

•

Obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank, which are neither insured nor guaranteed by the U.S. Treasury; and

•	Repurchase agreements collateralized with high quality securities and other assets.

Principal Risks

Generally. The fund invests exclusively in money market instruments. As a result, the principal risks of investing in the fund are those risks that are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity

Funds—Risks Common to Funds Investing Principally in Debt Instruments,” below.

In addition, the fund is subject to the following risks:

Government Securities Risks. Securities of certain U.S. government agencies and instrumentalities are not guaranteed by the U.S. Treasury, and to the extent the fund owns such securities, it must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment. Because the fund emphasizes investment in U.S, government securities, and because U.S. government securities generally are perceived as having low risks compared to most other types of investments, the fund’s performance compared to money market funds that invest principally in other types of money market instruments may be lower.

Significant Exposure to U.S. Government Agencies and Financial Institutions. Although the fund attempts to invest substantially all of its assets in securities issued or guaranteed by U.S. government agencies and high quality instruments issued by financial institutions, events that would adversely affect the market prices of securities issued or guaranteed by one government agency may adversely affect the market price of securities issued or guaranteed by other government agencies. Similarly, events that would affect the market value of instruments issued by one financial institution, including repurchase agreements, may adversely affect the market value of instruments issued by similarly situated financial institutions.

Risk Associated with Maintaining a Stable Share Price. The ability of the fund to maintain a stable share price of $1.00 largely depends on the aggregate market value of the fund’s securities being substantially similar to the aggregate of the acquisition prices of those securities to the fund. To the extent that that aggregate market value materially varies from the aggregate of those acquisition prices, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

Rapid Changes in Interest Rates. The values of most instruments held by the fund are adversely affected by changes in interests rates generally, especially increases in interest rates. Rapid changes in interest rates may cause significant requests to redeem funds shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests. Significant losses could impair the fund’s ability to maintain a stable share price of $1.00.

Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if instruments held by the fund pay interest at very low rates, the fund may generate insufficient income to pay its expenses. At such times, the fund may pay some or all of its expenses from fund assets, and generally the fund would not pay a daily dividend.

38

SSgA BOND MARKET FUND

INVESTMENT OBJECTIVE

SSgA Bond Market Fund seeks to maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Barclays Capital U.S. Aggregate Bond Index.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

SSgA Bond Market Fund attempts to meet its objective by investing at least 80% of its net assets (plus borrowings, if any) in debt instruments. The fund’s portfolio typically consists of a core portfolio principally drawn from, and that is intended to reflect the overall risk characteristics of, the securities in the Barclays Capital U.S. Aggregate Bond Index, the fund’s benchmark. The fund then selects other securities, which may be inside or outside the benchmark, to overweight or underweight certain securities, industries and sectors represented in the benchmark. The fund also manages its duration (that is, the sensitivity of the fund’s portfolio as a whole to interest rate changes) generally by investing in futures and primarily to correspond to the benchmark. The fund actively trades its portfolio holdings in an effort to benefit from short-term yield disparities among different issues of fixed income securities, or otherwise to increase total return to the fund.

The fund invests primarily in debt instruments rated investment grade at the time of the investment or unrated but of equivalent quality. Such instruments may have fixed, zero coupon, variable or floating interest rate and typically are denominated in U.S. dollars. The fund may also invest in high yield bonds commonly referred to as “junk bonds.” High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the fund for capital appreciation. The fund attempts to meet its investment objective by investing in, among other things:

•

Mortgage-related securities (including collateralized mortgage obligations, or “CMOs”) issued by private issuers or issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, including mortgage-related securities issued by the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank;

•	Other asset-backed securities, including asset-backed commercial paper;

•	Repurchase agreements;

•	Commercial paper of U.S. and foreign companies;

•	Other obligations of U.S. and foreign companies (e.g., “Yankee” bonds), including public utilities;
•	Obligations of U.S. and foreign financial institutions;

•	Derivatives, including futures, options and swaps; and

•	Privately issued bank loans.

The fund may buy or sell securities on a forward-commitment, delayed-delivery or when-issued basis. These transactions involve the purchase or sale of securities by the fund at an established price with payment or delivery taking place in the future, and include transactions in “to be announced securities” and forward rolls with respect to mortgage-related securities.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction (brokerage) costs and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Generally. The fund invests exclusively in bonds and other non-equity types of financial instruments. As a result, the principal risks of investing in the fund are those risks that are common to most bond funds and are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Debt Instruments,” below.

In addition, the fund is subject to the following risks:

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem funds shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

Significant Exposure to Government Agencies and Financial Institutions. Many instruments in which the fund invests are issued or guaranteed as to principal or interest by agencies of the U.S. government, and not the U.S. Treasury. Other instruments, including repurchase agreements, are issued by banks, brokers and other financial institutions, or are collateralized by securities issued or guaranteed by those institutions. Although the fund attempts to invest only with government agencies and high quality financial institutions, the financial strength of many agencies and financial institutions depends on other institutions fulfilling their obligations in the financial markets. Investors may lose confidence in the ability of a specific government agency or financial institution, or government agencies and financial institutions generally, to fulfill their obligations, thus causing the market value of instruments issued or guaranteed by them to fall.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Other asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor

39

vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in the fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than-expected principal payments. This may lock in a below-market interest rate, increase the security’s duration and volatility, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or other asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Defaults on the underlying assets may impair the value of an asset-backed or mortgage-related security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets, or the value of the underlying assets may be insufficient if the issuer defaults.

Non-Investment Grade Securities Risk. Securities rated below investment grade (that is, below BBB by S&P or Baa by Moody’s) may involve greater risks than securities in higher rating categories. Non-investment grade securities in which the fund generally invests are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, those characteristics generally are outweighed by large uncertainties or major risk exposures to adverse conditions. Those risks include: adverse changes in general economic conditions and in the industries in which their issuers are engaged; changes in the financial condition of their issuers; and price fluctuations in response to changes in interest rates. As a result, issuers of lower rated debt securities are subject to greater credit/default risk than issuers of investment grade securities. Those securities, however, generally are not as sensitive to interest rate changes as investment grade bonds.

Foreign Debt Securities. Some of the securities acquired by the fund may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions and denominated in foreign currencies. Financial information concerning foreign entities generally is more limited than the information available from U.S. issuers or not available. Non-U.S. bond markets in which the fund invests may have limited liquidity. The fund also may have a limited ability to protect its investment under foreign property and securities laws. Most foreign securities in which the fund may invest are “Yankee” bonds, that is, bonds of foreign issuers in which principal and interest are paid in U.S. dollars. Securities denominated in a currency other than the U.S. dollar may fall in value relative to U.S. dollar-denominated securities simply because of a change in exchange rate between that currency and the U.S. dollar. The value of foreign instruments as well as the foreign currency/U.S. dollar exchange rate tend to be adversely affected by local or regional political and economic developments.

Forward-Commitment, When-Issued, and Delayed-Delivery Securities. There can be no assurance that a security purchased in these transactions will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the fund to purchase the securities. In such a transaction, the value of the security may decrease if the price of the security declines below the purchase price appreciates above the sale price but will benefit if the converse occurs.

If deemed advisable as a matter of investment strategy, the fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the fund on the settlement date. In these cases the fund may realize a taxable capital gain or loss. When the fund engages in when- issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty and are subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

40

SSgA INTERMEDIATE FUND

INVESTMENT OBJECTIVE

SSgA Intermediate Fund seeks a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

There is no guarantee that the fund will achieve its objective.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

SSgA Intermediate Fund attempts to meet its objective by investing at least 80% of its net assets (plus borrowings, if any) in intermediate-term debt instruments.

The fund’s portfolio typically consists of a core portfolio principally drawn from securities in the Barclays Capital U.S. Intermediate Government/Credit Bond Index, the fund’s benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries and sectors represented in the benchmark. The fund also manages its duration (that is, the sensitivity of the fund’s portfolio as a whole to interest rate changes) generally by investing in futures and primarily to correspond to the benchmark. The fund actively trades its portfolio holdings in an effort to benefit from short-term yield disparities among different issues of fixed income securities, or otherwise to increase total return to the fund.

The fund invests primarily in debt instruments rated investment grade at the time of the investment or unrated but of equivalent quality. Within the investment grade category, the fund is not limited in the extent to which it may invest in securities that fall within a particular ratings level. Such instruments may have fixed, zero coupon, variable or floating interest rate and may be denominated in U.S. dollars. The fund attempts to meet its investment objective by investing in, among other things:

•

Mortgage-related securities (including collateralized mortgage obligations, or “CMOs”) issued by private issuers or issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, including mortgage-related securities issued by the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank;

•	Other asset-backed securities, including asset-backed commercial paper;

•	Obligations of U.S. and foreign corporations (e.g., “Yankee” bonds), including public utilities;

•	Obligations of U.S. and foreign financial institutions;

•	Repurchase agreements collateralized with high quality securities and other assets; and

•	Derivatives, including futures, options and swaps.

The fund may buy or sell securities on a forward-commitment, delayed-delivery or when-issued basis. These transactions involve the purchase or sale of securities by the fund at an established price with payment or delivery taking place in the future, and include transactions in “to be announced securities” and forward rolls with respect to mortgage-related securities.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction (brokerage) costs and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Generally. The fund invests exclusively in bonds and other non-equity types of financial instruments. As a result, the principal risks of investing in the fund are those risks that are common to most bond funds and are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Debt Instruments,” below.

In addition, the fund is subject to the following risks:

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem funds shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

Significant Exposure to U.S. Government Agencies and Financial Institutions. Although the fund attempts to invest substantially all of its assets in securities issued or guaranteed by U.S. government agencies and high quality instruments issued by financial institutions, events that would adversely affect the market prices of securities issued or guaranteed by one government agency may adversely affect the market price of securities issued or guaranteed by other government agencies. Similarly, events that would affect the market value of instruments issued by one financial institution, including repurchase agreements, may adversely affect the market value of instruments issued by similarly situated financial institutions.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Other asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in the fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than-

41

expected principal payments. This may lock in a below-market interest rate, increase the security’s duration and volatility, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or other asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Defaults on the underlying assets may impair the value of an asset-backed or mortgage-related security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets, or the value of the underlying assets may be insufficient if the issuer defaults.

Foreign Debt Securities. Some of the securities acquired by the fund may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions and denominated in foreign currencies. Financial information concerning foreign entities generally is more limited than the information available from U.S. issuers or not available. Non-U.S. bond markets in which the fund invests may have limited liquidity. The fund also may have a limited ability to protect its investment under foreign property and securities laws. Most foreign securities in which the fund may invest are “Yankee” bonds, that is, bonds of foreign issuers in which principal and interest are paid in U.S. dollars. Securities denominated in a currency other than the U.S. dollar may fall in value relative to U.S. dollar-denominated securities simply because of a change in exchange rate between that currency and the U.S. dollar. The value of foreign instruments as well as the foreign currency/U.S. dollar exchange rate tend to be adversely affected by local or regional political and economic developments.

Forward-Commitment, When-Issued, and Delayed-Delivery Securities. There can be no assurance that a security purchased in these transactions will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the fund to purchase the securities. In such a transaction, the value of the security may decrease if the price of the security declines below the purchase price appreciates above the sale price but will benefit if the converse occurs.

If deemed advisable as a matter of investment strategy, the fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the fund on the settlement date. In these cases the fund may realize a taxable capital gain or loss. When the fund engages in when-

issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty and are subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

42

SSgA HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE

SSgA High Yield Bond Fund seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Barclays Capital U.S. Corporate High-Yield Bond Index.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

SSgA High Yield Bond Fund attempts to meet its objective by investing at least 80% of its net assets (plus borrowings, if any) in high yield, high risk (non-investment grade) debt securities, commonly knows as high yield or junk bonds. High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the fund for capital appreciation.

The fund’s portfolio typically consists of a core portfolio principally drawn from securities in the Barclays Capital U.S. High-Yield 2% Issuer Capped Index, the fund’s benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries and sectors represented in the benchmark. Intensive credit analysis of specific issuers is an important component of the fund’s securities selection process. The duration of the fund (that is, its sensitivity to changes in interest rates) is monitored against the benchmark.

The fund invests primarily in debt securities that have been publicly issued or privately placed, with fixed, zero coupon, payment-in-kind, variable or floating interest rates, and may be denominated in U.S. dollars or foreign currencies. The fund attempts to meet its investment objective by investing in, among other things:

•	Obligations of U.S. and foreign corporations (e.g., “Yankee” bonds);

•	Privately issued bank loans;

•	Equity securities, including warrants, preferred stock and common stock;

•	Asset-backed securities;

•	Derivatives, including credit default swaps; and

•	Repurchase agreements.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction costs (generally measured by interest rate spreads) and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Generally. The fund invests primarily in bonds and other non-equity types of financial instruments, as well as certain equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most bond funds and are described in “Risks, Generally—Risks Common to Funds Investing Principally in Debt Instruments,” below.

In addition, the fund is subject to the following risks:

Non-Investment Grade Securities Risk. Securities rated below investment grade (that is, below BBB by S&P or Baa by Moody’s) may involve greater risks than securities in higher rating categories. Non-investment grade securities in which the fund generally invests are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, those characteristics generally are outweighed by large uncertainties or major risk exposures to adverse conditions. Those risks include: adverse changes in general economic conditions and in the industries in which their issuers are engaged; changes in the financial condition of their issuers; and price fluctuations in response to changes in interest rates. As a result, issuers of lower rated debt securities are subject to greater credit/default risk than issuers of investment grade securities. Those securities, however, generally are not as sensitive to interest rate changes as investment grade bonds.

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem funds shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

Privately Negotiated Loans and Other Indebtedness. The fund may acquire interests in certain corporate loans and other forms of indebtedness that restrict the fund’s ability to sell those interests. As a result, the fund may not be able to sell those interests, or sell those interests for full value, when it otherwise may be advantageous to the fund to do so.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Other asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in the fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than-expected principal payments. This may lock in a below-market interest rate, increase the security’s duration and

43

volatility, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or other asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Defaults on the underlying assets may impair the value of an asset-backed or mortgage-related security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets, or the value of the underlying assets may be insufficient if the issuer defaults.

In a forward roll transaction, the fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-related security rolls include: (1) the risk of prepayment prior to maturity; (2) the possibility that the fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and (3) the risk that the market value of the securities sold by the fund may decline below the price at which the fund is obligated to purchase the securities.

Foreign Debt Securities. Some of the securities acquired by the fund may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions and denominated in foreign currencies. Financial information concerning foreign entities generally is more limited than the information available from U.S. issuers or not available. Non-U.S. bond markets in which the fund invests may have limited liquidity. The fund also may have a limited ability to protect its investment under foreign property and securities laws. Most foreign securities in which the fund may invest are “Yankee” bonds, that is, bonds of foreign issuers in which principal and interest are paid in U.S. dollars. Securities denominated in a currency other than the U.S. dollar may fall in value relative to U.S. dollar-denominated securities simply because of a change in exchange rate between that currency and the U.S. dollar. The value of foreign instruments as well as the foreign currency/U.S. dollar exchange rate tend to be adversely affected by local or regional political and economic developments.

Equity Securities. To the extent the fund holds equities, the fund will be exposed to the risks inherent in equities. The share price of the fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which it has significant holdings, or weakness associated with one or more specific companies in which it may have substantial investments. Moreover, the fund may not be able to sell some or all of its securities at desired prices.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty and are subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

44

SSgA DYNAMIC SMALL CAP FUND

INVESTMENT OBJECTIVE

SSgA Dynamic Small Cap Fund seeks to maximize the total return through investment in equity securities.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

SSgA Dynamic Small Cap Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of companies in the Russell 2000® Index, the fund’s benchmark. The fund may from time to time invest up to 20% of its assets in equity securities not included in the Russell 2000® Index. The equity securities invested in by the fund are comprised primarily of common stocks and may include IPOs as well as ETFs for cash equitization purposes.

To manage the fund’s portfolio, the fund’s advisor employs a proprietary quantitative multi-factor stock-selection model. The model evaluates the relative attractiveness of each eligible security based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and investor sentiment), and other historical quantitative metrics. Additionally the model may also incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments.

The fund periodically rebalances its portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The model may periodically adjust the quantitative metrics used based on a systematic and objective evaluation of macroeconomic conditions. The advisor also regularly reexamines the model and may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them.

From time to time, the advisor may make a qualitative judgment and deviate from the model, but only for events that are not quantifiable by the model.

The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction (brokerage) costs and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Generally. The fund invests principally in equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds - Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment advisor monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks.

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the Russell 2000 Index, the fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

Value Stocks. Certain stocks in which the fund may invest may be inexpensive relative to their earnings or assets compared to other types of stocks. These stocks, commonly referred to a “value stocks,” may react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks, such as growth stocks. Value stocks, however, may continue to be inexpensive for long periods of time and they may never realize their full value, as measured by earnings ratios and other common financial calculations.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the fund’s benchmark is concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that

45

the fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty and are subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

46

SSgA IAM SHARES FUND

INVESTMENT OBJECTIVE

SSgA IAM SHARES Fund seeks to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers (“IAMAW”) or affiliated labor unions or have not been identified as having non-union sentiment.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

SSgA IAM SHARES Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of companies (“IAM Companies”) that:

•	Have entered into collective bargaining agreements with the IAMAW or affiliated labor unions, or

•	Are listed in the S&P 500® Index, and have not been identified by the IAMAW or affiliated labor unions as having non-union sentiment.

As of August 31, 2012, there were approximately 403 companies whose equity securities were publicly traded and met one or both of those requirements. IAM Companies tend to be diverse geographically and by industry sector. The fund may invest up to 20% of its net assets in securities of non-IAM Companies that have not been deemed to have non-union sentiment by the IAMAW.

The fund’s investment strategy is driven by a quantitative investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio reflecting risk and return characteristics that are similar to those of the S&P 500 Index.

IAM Companies are diverse both geographically and by industry. The portfolio management team will rebalance the fund periodically in order to maintain its relative exposure to IAM Companies, as well as to account for any changes to the universe of IAM Companies. While the fund seeks a high correlation with the S&P 500® Index returns, the fund will not fully replicate the S&P 500® Index, therefore, the Fund’s returns will likely vary from those of the S&P 500® Index. The fund attempts to meet its investment objective by investing primarily in, among other things, domestic common stocks and related securities, which may include securities convertible into common stocks, and initial public offerings of securities (IPOs).

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Principal Risks

Generally. The fund invests principally in equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment advisor monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

Large-Capitalization Securities. The fund’s emphasis on securities issued by large-capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot respond to competitive challenges as quickly as smaller companies. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the S&P 500® Index, the fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty and are subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the IAM Companies are concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

47

SSgA ENHANCED SMALL CAP FUND

INVESTMENT OBJECTIVE

SSgA Enhanced Small Cap Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

SSgA Enhanced Small Cap Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of small capitalization companies. A small capitalization company is a company with a market capitalization no larger than the company with the largest capitalization contained in the Russell 2000 Index. The equity securities invested in by the fund are comprised primarily of common stocks and may include IPOs.

To manage the fund’s portfolio, the fund’s advisor employs a proprietary quantitative multi-factor stock-selection model to select securities that maintain similar sector and industry weightings as the fund’s benchmark, while controlling risk exposure of the fund relative to the fund’s benchmark. The securities selected by the model include a core portfolio drawn from securities in the fund’s benchmark and intended to reflect the risk characteristics of the fund’s benchmark, and certain additional securities of small capitalization companies identified by the model in order to overweight or underweight certain securities, industries and sectors represented in the fund’s benchmark. The model evaluates the relative attractiveness of securities of small capitalization companies based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and share price momentum) to past performance and then rank the securities in the order of their attractiveness as fund investments. The model determines the specific securities that the fund invests in, the quantity of a security held by the fund and whether to overweight or underweight certain securities, industries or sectors relative to the benchmark based on an evaluation of a security’s relative return and risk attractiveness.

The fund periodically rebalances its portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The advisor regularly reexamines the model and may make updates or adjustments to the economic and financial factors considered.

From time to time, the advisor may make a qualitative judgment and deviate from the model, but only for events that are not quantifiable by the model.

The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction (brokerage) costs and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Generally. The fund invests principally in equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment advisor monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the Russell 2000 Index, the fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the fund’s benchmark is concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks. Provided that in no event will a fund purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

48

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty and are subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

49

SSgA EMERGING MARKETS FUND

INVESTMENT OBJECTIVE

SSgA Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

There is no guarantee that the fund will achieve its objective.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the fund’s advisor to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI Emerging Markets Index, the fund’s benchmark.

The fund’s advisor employs a proprietary quantitative model to assist in country and stock selection, which the advisor believes are the keys to achieving the fund’s objective. This model is intended to help determine the relative attractiveness of the countries and securities within the fund’s investment universe. In addition, the model assists the advisor in controlling the fund’s exposure to risks relative to the fund’s benchmark. The model is based on the historical relationships of certain economic and financial factors applicable to issuers and/or countries (such as measures of value, sentiment and share price momentum) to past performance.

The model allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. The advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered. From time to time, the advisor will make a qualitative judgment to deviate from the model, but only if it believes that certain information measured by the model is not fully reflected in.

The fund may invest in common and preferred equity securities, publicly traded in the U.S. or in foreign countries in developed or emerging markets, securities convertible into common stocks, initial public offerings, equity swaps, equity futures, currency forwards, index swaps, structured equity notes, equity linked notes, American Depository Receipts, and participation certificates.

The fund may use futures, forwards, swaps and certain other instruments to seek to generate returns. The fund’s use of futures, forwards, swaps and certain other instruments provides financial leverage. Through the use of leverage, the fund’s total investment exposure could far exceed the value of its portfolio holdings and its investment returns could depend upon the performance of equities and currencies that the fund does not own.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Principal Risks

Investing in this fund may involve more risk, and consequently, the fund may have a more volatile share price, than a fund investing primarily in equity securities of large, established U.S. corporations.

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment advisor monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

Foreign Securities, including Emerging Markets Equity Securities. To the extent the fund holds foreign securities, financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which the fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. The fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the fund’s benchmark is concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

50

American Depositary Receipts (ADRs) and Global Depositary Receipts. ADRs and GDRs are certificates that represent ownership of a specific number of shares of a non-U.S. issuer and which trade on a U.S. exchange. ADRs held by the fund have the same currency and economic risks as the underlying shares they represent. They also are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

Derivatives. Investments in a derivative instrument could lose more than the principal amount invested. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The fund may invest in futures, forwards, swaps and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in equity securities, currencies or other investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

Forward Currency Contracts. The fund may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions to generate returns consistent with the fund’s investment objective and strategies. Forward foreign currency exchange transactions will be conducted on either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.

Futures Risk. The risk of loss in trading futures contracts in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The entire amount invested in futures contracts could be lost. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a fund may invest.

Participation in the futures markets, as well as the use of various forward contracts, involves investment risks and transaction costs to which the fund would not be subject absent the use of these strategies. If the fund’s predictions of movements in the direction of the securities, fixed income or currencies markets are inaccurate, the adverse consequences to the fund may leave the fund in a worse position than if such strategies were not used.

Risks inherent in the use of futures contracts and forwards include: (i) dependence on the ability to predict correctly movements in the direction of securities prices, currency rates or interest rates; (ii) imperfect correlation between the price of the derivative instrument and the underlying asset, reference rate or index; (iii) the fact that skills needed to use these strategies are different from those needed for traditional portfolio management; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for over-the-counter derivative products and structured notes, additional credit risk, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the derivative is based and (vii) the possible inability of the fund to purchase or sell a portfolio holding at a time that otherwise would be favorable for it to do so, or the possible need to sell the holding at a disadvantageous time, due to the requirement that the fund maintain “cover” or collateral securities in connection with use of certain derivatives.

The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in the futures contract.

Furthermore, regulatory requirements to set aside liquid assets to meet obligations with respect to derivatives may result in the fund being unable to purchase or sell securities or instruments when it would otherwise be favorable to do so, or in the fund needing to sell holdings at a disadvantageous time. The fund may also be unable to close out its positions when desired. Investments in derivatives can cause the fund to be more volatile and can result in significant losses. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances. Upon the expiration of a particular contract, the sub-adviser may wish to retain the fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found

51

to be in violation of these limits and it may impose sanctions or restrictions. In addition, the Dodd-Frank Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Funds may invest.

Leverage Risk. There is a heightened risk of loss associated with the fund’s use of leverage. As part of the fund’s principal investment strategy, the fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. The futures contracts, forward contracts, swaps and certain other derivatives provide financial leverage by creating additional investment exposure, as well as the potential for greater loss. The net asset value of the fund will be more volatile and sensitive to market movements as a result of the use of financial leverage. Leverage can exaggerate the effect of any increase or decrease in the value of securities held by the Fund. Leverage may involve the creation of a liability that requires the fund to pay interest. The use of leverage may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.

Swaps Risk. A swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Highly customized swaps transactions in particular may increase liquidity risk. Although the Fund will not borrow money in order to increase its trading activities, highly leveraged swap transactions may experience substantial gains or losses in value as a result of relatively small changes in the value or level of an underlying or related market factor. In evaluating the risks and contractual obligations associated with a particular swap transaction, it is important to consider that a swap transaction may be modified or terminated only by mutual consent of the original parties and subject to agreement on individually negotiated terms. Therefore, it may not be possible for the Fund to modify, terminate, or offset the pool’s obligations or the pool’s exposure to the risks associated with a transaction prior to its scheduled termination date.

Participation Certificates. From time to time, the fund may invest in participation certificates, that is, an interest in a pool of assets that provides the holder of the interest the economic rights of the underlying assets but generally not the voting rights, if any. Participation certificates typically are used by the fund to provide exposure to a non-U.S. market in an efficient manner and provide exposure to markets that may restrict foreign ownership. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. Participation certificates are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the fund. Participation certificates constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the fund is relying on the creditworthiness of such counterparty and has no rights under a participation certificate against the issuer of the underlying security. The holder of a participation certificate generally will be entitled to receive from the issuing bank or broker-dealer any dividends paid in connection with the underlying security; however, the holder of the participation certificate does not have voting rights, as the holder would if it owned the underlying security directly.

52

SSgA INTERNATIONAL STOCK SELECTION FUND

INVESTMENT OBJECTIVE

SSgA International Stock Selection Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

SSgA International Stock Selection Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of foreign issuers, such as common stocks, issued by companies in the countries and industries represented in the MSCI EAFE Index, the fund’s benchmark. The equity securities invested in by the fund are comprised primarily of common stocks and may include IPOs as well as ETFs for cash equitization purposes. The fund’s portfolio is expected to have characteristics similar to the MSCI EAFE Index.

The fund’s advisor employs a proprietary quantitative stock-selection model. This model is intended to reflect the risk characteristics of the fund’s benchmark, as well as determine the specific securities and quantities the fund purchases, holds and sells. In addition, it is intended to predict the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries (such as measures of growth potential, valuation, quality, and investor sentiment) to past performance. Additionally the model may also incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments.

The model generates a portfolio that is drawn primarily from securities in the fund’s benchmark. The remaining securities are drawn from the fund’s investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and sectors represented in the benchmark. The fund’s investment universe is the securities in MSCI EAFE Universe, which is broader than the fund’s benchmark. The fund periodically rebalances its portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The model may periodically adjust the quantitative metrics used based on a systematic and objective evaluation of macroeconomic conditions. The advisor also regularly reexamines the model and may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them.

The fund attempts to meet its investment objective by investing primarily in, among other things, common stocks and, to help manage cash, index futures.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction (brokerage) costs and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Generally. The fund invests principally in equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment advisor monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

Foreign Equity Securities. To the extent the fund holds foreign securities, financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which the fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. The fund also may have a limited ability to protect its investment under foreign property and securities laws. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.

Foreign Securities, including Emerging Market Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic

53

and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Foreign Debt Securities. Some of the securities acquired by the fund may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions and denominated in foreign currencies. Financial information concerning foreign entities generally is more limited than the information available from U.S. issuers or not available. Non-U.S. bond markets in which the fund invests may have limited liquidity. The fund also may have a limited ability to protect its investment under foreign property and securities laws. Most foreign securities in which the fund may invest are “Yankee” bonds, that is, bonds of foreign issuers in which principal and interest are paid in U.S. dollars. Securities denominated in a currency other than the U.S. dollar may fall in value relative to U.S. dollar-denominated securities simply because of a change in exchange rate between that currency and the U.S. dollar. The value of foreign instruments as well as the foreign currency/U.S. dollar exchange rate tend to be adversely affected by local or regional political and economic developments.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the MSCI EAFE Index is concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty and are subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

54

INVESTMENT STRATEGIES COMMON TO THE SSgA FUNDS

Securities Lending (not applicable to Money Market Funds). To earn additional income, a fund may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed one third (33-1/3%) of the value of its total assets via a securities lending program through the securities lending agent, State Street Bank and Trust Company, an affiliate of the fund’s investment advisor. When the fund lends its securities, it typically receives back collateral in the form of cash or high quality securities. Cash collateral typically is invested by the fund in a money market fund managed by the fund’s investment advisor or one of its affiliates, with the fund splitting the income received from the money market fund with the securities lending agent, an affiliate of the fund’s investment advisor. Collateral in the form of securities typically is held by the fund’s custodian, and the fund receives a premium for loaning its securities. That premium also is split with the securities lending agent. The fund returns the collateral when its lent securities are returned, or, in the event the lent securities are not returned, the collateral is retained or sold by the fund to compensate it for its loss.

Should a borrower of securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a fund that accepts cash collateral also will bear the risk of any decline in value of securities acquired with cash collateral, including shares of money market funds that intend to maintain a stable share price.

Cash Management (not applicable to Money Market Funds). Some of the assets of a fund generally are cash or cash equivalent instruments, including money market funds managed by the fund’s investment advisor or one of its affiliates. Such cash and cash equivalent instruments are used by the fund to satisfy anticipated redemptions of fund shares, or they represent the proceeds from the sale of fund assets. Except when the fund employs temporary defensive positions or anticipates significant fund redemptions, it is not the policy of the fund to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, a fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the fund may not achieve its investment objective.

RISKS COMMON TO THE SSgA MONEY MARKET AND BOND FUNDS AND SSgA EQUITY FUNDS

Risks Common to Funds Investing Principally in Equity Securities

The following are risks that are common to most equity funds, including the SSgA Funds’ domestic and international equity funds, and the SSgA funds-of-funds to the extent that they invest in equity funds:

Market, Industry and Specific Holdings. The share price of a fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments. The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.

Liquidity. Adverse market or economic conditions may result in limited or no trading market for certain securities held by a fund. Under these conditions it may be difficult for the fund to determine the market price or, alternatively, fair value, of those securities if the fund must sell those securities on short notice, such as to meet redemption requests from fund shareholders.

Risks Common to Funds Investing Principally in Debt Instruments

The following are risks that are common to most bond funds, including the SSgA Funds’ fixed income and money market funds, and the SSgA funds-of-funds to the extent that they invest in bond funds:

Interest Rate Risk. During periods of rising interest rates, a fund’s yield generally is lower than prevailing market rates, causing the value of the fund to fall. In periods of falling interest rates, a fund’s yield generally is higher than prevailing market rates, causing the value of the fund to rise. Typically, the more distant the expected cash flow that the fund is to receive from a security, the more sensitive the market price of the security is to movements in interest rates. If a fund owns securities that have variable or floating interest rates, as interest rates fall, the income the fund receives from those securities also will fall.

Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a fund may default on its obligation to pay scheduled interest and repay principal. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower rated issuers have higher credit risks. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the fund, may default on its payment or repurchase obligation, as the case may be. Credit risk generally is inversely related to credit quality.

Prepayment Risk and Extension Risk. Prepayment risk and extension risk apply primarily to asset-backed and mortgage-related securities and certain municipal securities.

55

Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date. If the fund has purchased a security at a premium, any repayment that is faster than expected reduces the market value of the security and the anticipated yield-to-maturity. Repayment of loans underlying certain securities tends to accelerate during periods of declining interest rates.

Extension risk is the risk than an issuer will exercise its right to repay principal on an obligation held by a fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, thus preventing the fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Liquidity Risk. Adverse market or economic conditions or investor perceptions may result in little or no trading activity in one or more particular securities, thus, making it difficult for a fund holding the securities to determine their values. A fund holding those securities may have to value them at prices that reflect unrealized losses, or if it elects to sell them, it may have to accept lower prices than the prices at which it is then valuing them. The fund also may not be able to sell the securities at any price.

PORTFOLIO HOLDINGS

Information about each fund’s 10 largest holdings generally is posted on the SSgA Funds’ website, www.ssgafunds.com, within 30 days following the end of each month. Additional information is included in the SSgA Funds’ periodic filings with the Securities and Exchange Commission. Those reports are available free of charge on the Securities and Exchange Commission’s EDGAR database or the Securities and Exchange Commission’s website at www.sec.gov. A description of the SSgA Funds’ policies with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information and on the SSgA Funds’ website at www.ssgafunds.com.

56

FUND MANAGEMENT

INVESTMENT ADVISOR

SSgA Funds’ Investment Advisor. SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor to each fund and as such, directs the management of each fund’s investment portfolio as well as its business affairs. As of October 31, 2012, SSgA FM had assets under management of over $263.6 billion. SSgA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, comprise State Street Global Advisors (“SSgA”), the investment management arm of State Street Corp.

SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of October 31, 2012, has over $2.0 trillion under management.

INVESTMENT MANAGEMENT FEES

The total management fee paid by each fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section for that fund. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Advisor.

In addition to any contractual expense limitation for a money market fund which is described in the Fund Summary section, the Advisor also may voluntarily reduce all or a portion of its fees and/or reimburse expenses to the extent necessary to maintain a minimum net yield for a money market fund (the “Voluntary Reduction”) which may vary from time to time and from fund to fund in the Advisor’s sole discretion. Under an agreement with SSgA Funds relating to the Voluntary Reduction, the SSgA Money Market Fund and the SSgA U.S. Government Money Market Fund, respectively, have agreed to reimburse the Advisor for the full dollar amount of any Voluntary Reduction beginning on August 1, 2012, subject to certain limitations. A fund will not be obligated to reimburse the Advisor: more than three years after the end of the fiscal year for the fund in which the Advisor provided a Voluntary Reduction; in respect of any business day for which the net annualized one-day yield is less than 0.00%; to the extent that the amount of the reimbursement to the Advisor on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the fund on that day; to the extent that the amount of such reimbursement would cause the fund’s net yield to fall below the fund’s minimum net yield; or in respect of any fee waivers and/or expense reimbursements that are necessary to maintain a fund’s contractual total expense limit which is effective at the time of such fee waivers and/or expense reimbursements. A reimbursement to the Advisor could negatively impact the SSgA Money Market Fund’s and the SSgA U.S. Government Money Market Fund’s future yield. There is no guarantee that either the SSgA Money Market Fund or the SSgA U.S. Gov-

ernment Money Market Fund will be able to avoid a negative yield. These reimbursement payments by the fund to the investment adviser affiliates in connection with the voluntary yield waiver are considered “extraordinary expenses” and are not subject to any contractual expense limitation agreement in effect for the fund at the time of such payment. The Advisor may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from a Fund, without limitation.

A discussion of the basis for the Board of Trustees of the SSgA Funds approval of the investment advisory agreement is contained in the SSgA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2012.

For its services as the Advisor, each fund in this Prospectus pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). For the year ended August 31, 2012, the effective management fee paid, reflecting certain fee waivers and expense reimbursements, is shown below for each fund.

	Annual Management Fees (% of Average Daily Net Assets)
Fund	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements[1]
Money Market	0.25%	0.15%
U.S. Government Money Market	0.25%	0.00%
Bond Market	0.30%	0.00%
Intermediate	0.30%	0.00%
High Yield Bond	0.30%	0.17%
Enhanced Small Cap	0.45%	0.00%
Dynamic Small Cap	0.75%	0.00%
IAM SHARES	0.25%	0.25%
Emerging Markets	0.75%	0.72%
International Stock Selection	0.75%	0.54%

[1]

Includes waivers and reimbursements that the fund’s investment advisor is contractually obligated to make as well as any voluntary waivers and reimbursements that may be revised or cancelled at any time without notice.

PORTFOLIO MANAGEMENT

Each of the SSgA Funds is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSgA Investment Committee. The table below shows the investment experience of the portfolio managers for each SSgA Fund (other than the SSgA money market funds). The SSgA Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the SSgA Funds that they manage.

57

SSgA Fund	Portfolio Manager(s)	Experience

SSgA Bond Market Fund SSgA Intermediate Fund	Matthew D. Pappas	Investment professional for 16 years, the last 10 years with SSgA FM or its affiliates.

	Catherine Ann Powers, CFA	Investment professional for 29 years, the last 2 years within SSgA FM or its affiliates. She is head of Alpha Strategies, North America.

SSgA High Yield Bond Fund	Catherine Ann Powers, CFA	Investment professional for 29 years, the last 2 years within SSgA FM or its affiliates. She is head of Alpha Strategies, North America.

	Charles Moon	Investment professional for 21 years. He joined SSgA FM’s Active Fixed Income Portfolio Management group in 2012.

SSgA Dynamic Small Cap Fund	Anna Lester	Investment professional for 14 years, the last 7 years with SSgA FM or its affiliates.

	Marc Reinganum	Investment professional for 33 years, the last 3 years with SSgA FM or its affiliates.

SSgA Enhanced Small Cap Fund	Scott Conlon, CFA	Investment professional for 14 years, the last 7 years with SSgA FM or its affiliates.

	John O’Connell	Investment professional for 19 years, the last 12 years with SSgA FM or its affiliates.

SSgA IAM SHARES Fund	Karl Schneider	Investment professional for 16 years, the last 16 years with SSgA FM or its affiliates.

	John A. Tucker	Investment professional for 24 years, the last 24 years with State Street or its affiliates. He is Co-Head of Passive Equity Strategies in North America in SSgA’s Global Equity Beta Solutions Group.

SSgA Emerging Markets Fund	Chris Laine	Investment professional for 18 years, the last 3 years with SSgA FM or its affiliates.

	Jean-Christophe De Beaulieu	Investment professional for 14 years, the last 12 years with SSgA FM or its affiliates.

SSgA International Stock Selection Fund	Stuart Hall, CFA	Investment professional for 12 years, the last 8 years with SSgA FM or its affiliates.

	Didier Rosenfeld, CFA	Investment professional for 14 years, the last 12 years with SSgA FM or its affiliates. He leads SSgA’s Global Quantitative Active Equity Team.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of each SSgA Fund share is based on the net asset value (“NAV”) of the fund and the method or methods used to value fund assets as described in the following table. Share prices are determined each day that the New York Stock Exchange is open for regular trading at times also described in the following table.

SSgA Fund	Valuation Method(s) Used	Time Fund’s Share Price Determined (Eastern time)

SSgA Money Market Fund* SSgA U.S. Government Money Market Fund*	Amortized Cost	5 p.m.

*	The SSgA money market funds reserve the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open. These funds also may establish special hours on those days to determine each fund’s NAV.

58

SSgA Fund	Valuation Method(s) Used	Time Fund’s Share Price Determined (Eastern time)

SSgA Bond Funds SSgA Domestic Equity Funds SSgA International Equity Funds	Market value (generally determined at the closing time of the market on which they are traded)	Close of the New York Stock Exchange (ordinarily 4 p.m.)

Fair value (when market quotations are not readily available or subsequent events suggest the market quotation no longer is reliable)

Amortized cost (for debt securities maturing within 60 days)

The SSgA Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSgA Funds. If the SSgA Funds believe that it has uncovered criminal activity, the SSgA Funds and their service providers may close your account and take any action they deem reasonable or required by law. The SSgA Funds reserve the right to reject any purchase order.

INVESTING IN SSgA FUND SHARES

This section of the prospectus explains the basics of doing business with the SSgA Funds. Carefully read each topic. The policies set forth below regarding the purchase, redemption and exchange of SSgA Fund shares are in addition to the “Purchase and Sale of Fund Shares” section contained in the “Fund Summary” portion of this Prospectus. The SSgA Funds reserve the right to change the following policies, without notice to shareholders; except that any modification or termination of the exchange privileges set forth herein will be preceded by 60 days’ advance notice to shareholders. Please call or check online for current information. Requests for transactions in the SSgA Funds will be processed when they are received in “good order.” “Good order” means that the request is in an accurate and complete form, and is deemed satisfied when all applicable documents are received in such accurate and complete form, i.e., a signed application, medallion-guaranteed documents, and, for a purchase request, the check or wired funds have cleared.

PURCHASING SHARES

The SSgA Funds reserve the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account. Investment minimums may differ for certain categories of investors.

Minimum Purchase Amounts

Minimum and Initial Investments. Please see “Fund Summaries-Purchase and Sale of Fund Shares” for the relevant minimum amount of your initial or additional investment in a specific SSgA Fund.

Holdings in Related Accounts. Holdings of related customer accounts may be aggregated for purposes of determining the minimum investment amount. Related customer accounts are accounts registered in the same name and include accounts held by the same investment or retirement plan, financial institution, broker, dealer or intermediary.

How to Initiate a Purchase Request

If you currently do not have an account with the SSgA Funds and you would like to establish a new account, you must submit a New Account Application. To open certain types of accounts, such as IRAs, you will be required to submit an account-specific application. If you intend to add certain investor services offered by the SSgA Funds, such as Automatic Investment Plan and withdrawals, and check-writing on money market funds, you also will be required to submit a Service Option Form. See Service Options. If you are opening an account through a financial intermediary, such as a bank or broker, the financial intermediary should have the documents that you will need.

Account Applications and Other Documents. You may find many of the forms necessary to open an account online or by calling or writing to the SSgA Funds. See Contacting the SSgA Funds.

Opening Accounts and Purchasing By Telephone. You may call the SSgA Funds to request that the account-opening forms be sent to you. Once an account has been established, you may also call the SSgA Funds to request a purchase of shares. See Contacting the SSgA Funds.

Opening Accounts and Purchasing By Mail. You may send the SSgA Funds your account registration form and check to open a new account. To add to an existing account, you may send your check with a written request. You also may send a written request to the SSgA Funds to make an exchange. For the SSgA Funds’ addresses, see Contacting the SSgA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

How to Pay for a Purchase

By Wire. Please call the SSgA Funds for instructions and policies on purchasing shares by wire. See Contacting the SSgA Funds. All wires should be in U.S. dollars and immediately available funds.

59

By Check. You may send a check to make initial or additional purchases to your fund account. Make your check payable to “SSgA Funds” and include the appropriate fund name and account number (e.g, “SSgA Emerging Markets Fund—a/c #xxx”) in the memo section of the check.

By Exchange. You may purchase shares of an SSgA Fund, provided the Funds’ minimum investment is met, using the proceeds from the simultaneous redemption of shares of another SSgA Fund of the same class. You may initiate an exchange by telephone, or by mail. See Exchanging Shares.

In-Kind Purchase of SSgA Fund Shares. The SSgA Funds may permit you to purchase SSgA Fund shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the SSgA Funds for more information, including additional restrictions. See Contacting the SSgA Funds.

Trade Dates-Purchases

The trade date for any purchase request received in good order will depend on the day and time the SSgA Funds receive your request, the manner in which you are paying, and the type of fund you are purchasing. Each SSgA Fund’s NAV is calculated only on business days, that is, those days that the New York Stock Exchange (NYSE) is open for regular trading.

For Purchases by Check, Exchange or Wire into all Funds other than SSgA Money Market Funds: If the purchase request is received in good order by the SSgA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the trade date will be the next business day.

For Purchases by Check, Exchange or Wire Into Money Market Funds:

For SSgA Money Market Fund and SSgA U.S. Government Money Market Fund, if the purchase request is received in good order by the SSgA Funds on a business day before 5 p.m. Eastern time, the trade date will be the same day. If the purchase request is received in good order on a business day after 5 p.m. Eastern time, or on a non-business day, the trade date will be the next business day.

The time on a business day that your purchase order is received may impact your right to receive a dividend declared on such business day, please see Dividends and Distributions—Dividend Policy Upon Purchase below.

If you elect to purchase SSgA money market fund shares by wire, the funds must receive payment by the close of the Federal Reserve (ordinarily 6 p.m. Eastern time).

The SSgA money market funds may elect to accept purchase orders on any day that the NYSE is not open for regular trading but the Federal Reserve or National Securities Clearing Corporation is. On those days, the funds also may adopt special hours of operation and cut-off times for accepting purchase orders. The SSgA money market funds will post advanced notice at www.ssgafunds.com of when the funds will make that election, as well as any special hours and cut-off times.

If your purchase request is not in good order, it may be rejected.

For further information about purchase transactions, consult our website at www.ssgafunds.com or see Contacting the SSgA Funds.

Other Purchase Policies You Should Know

Check Purchases. All checks used to purchase SSgA Fund shares must be drawn on a U.S. bank and in U.S. dollars. The SSgA Funds will not accept any third-party check used for an initial purchase of fund shares, or any check drawn on a credit card account for any purpose.

New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the SSgA Funds reserve the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. The SSgA Funds reserve the right to stop selling fund shares or to reject any purchase request at any time and without notice, including purchases requested by exchange from another SSgA Fund. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large Purchases of SSgA Money Market Funds. If you intend to purchase shares of SSgA Money Market Fund in excess of $25 million, or shares of SSgA U.S. Government Money Market Fund in excess of $5 million, you must notify the SSgA Funds at least one business day before the intended purchase date. The SSgA Funds reserve the right to reject purchase orders in the absence of adequate notification of a purchase order in excess of the amounts stated above.

Purchases Through Pension Plans. If you are purchasing SSgA Fund shares through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

REDEEMING SHARES

By Telephone. You may call the SSgA Funds to request a redemption of shares. See Contacting the SSgA Funds.

By Mail. You may send a written request to the SSgA Funds to redeem from a fund account or to make an exchange. See Contacting the SSgA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

60

Trade Date-Redemptions

The trade date for any redemption request received in good order will depend on the day and time the SSgA Funds receive your request in good order and the manner in which you are redeeming.

All SSgA Funds other than the SSgA Money Market Funds. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). If the redemption request is received in good order by the SSgA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the request will be processed the same day using that day’s NAV. If the redemption request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the request will be the next business day.

SSgA Money Market Fund and SSgA U.S. Government Money Market Fund. Redemption requests must be received in good order prior to 5 p.m. Eastern time. The shares will be redeemed using that day’s NAV, and the proceeds ordinarily will be wired the same day according to pre-designated instructions. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

The time on a business day that your redemption order is received may impact your right to receive a dividend declared on such business day, please see Dividends and Distributions—Dividend Payment Policy Upon Redemption below.

How to Receive Redemption Proceeds

By Electronic Bank Transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated by telephone, or by mail.

By Wire. When redeeming shares of an SSgA Fund, you may instruct the SSgA Funds to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Shares will be redeemed from the account on the day that the redemption instructions are received in good order and the proceeds wire will normally be sent the next day. The wire redemption option is not automatic; you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. The SSgA Funds typically do not charge you a fee for wiring redemption proceeds, although it reserves the right to do so. Your bank may charge a fee for receiving a wire. You are encouraged to check with your bank before initiating any transaction.

By Exchange. You may have the proceeds of an SSgA Fund redemption invested directly into shares of another SSgA Fund of the same class. You may initiate an exchange by telephone, or by mail.

By Check. You may have the proceeds of an SSgA Funds redemption paid by check and sent to the address shown on the SSgA Funds registration record. The SSgA Funds will mail you a redemption check, generally payable to all registered account owners, normally by the next business day of your trade date.

Check Writing Service (SSgA money market funds only). If you have authorized the check writing feature on the application and have completed the signature card, you may redeem shares of your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a charge of $5 the first time you order checks for the SSgA money market funds. You may write an unlimited number of checks provided that the account minimum of $1,000 per SSgA money market fund is maintained.

Other Redemption Policies that You Should Know

Redemptions within 15 Days of Purchase. If you purchased SSgA Fund shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the SSgA Funds generally will postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following purchases paid by federal funds wire or by bank cashier’s check, certified check or treasurer’s check.

Address Changes. If your address of record has been changed within 30 days of the redemption request, the request must be in writing and bear a medallion guarantee.

Significant/Unusual Economic or Market Activity. During periods of significant or unusual economic or market activity, you may encounter delays attempting to give instructions by phone.

Minimum Account Size. The minimum account size for a shareholder of any SSgA Fund offered in this Prospectus is $500. You will receive 60 days’ notice that your account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring your account balance to the required minimum may result in the fund closing your account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the fund’s records.

In-Kind Redemptions. The SSgA Funds may pay any portion of the amount of the redemption proceeds in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the SSgA Fund in lieu of cash.

61

You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Large Redemptions. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than 7 days to the extent permitted by law.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one SSgA Fund to simultaneously purchase shares of a different SSgA Fund. The account holding the original shares must be registered in the same name as the account holding the new shares received in the exchange. You may make exchange requests by telephone, or by mail. See Purchasing Shares and Redeeming Shares. Each exchange request must be for shares of an SSgA Fund and meet the Funds minimum investment amount for a new account or with a value of $100 or more for existing accounts. To exchange into an SSgA Fund you must otherwise be eligible to purchase shares of the fund into which you are exchanging.

If the NYSE is open for trading (generally until 4 p.m. Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. Please note that the SSgA Funds reserve the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason; provided, that shareholders will be provided 60 days’ advance notice of any modification or termination of the exchange privilege.

Frequent-Trading Limits

Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the SSgA Funds. The Funds do not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Excessive Trading into and out of an SSgA Fund may harm the fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs.

The Board of Trustees of the SSgA Funds has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the SSgA Funds reserve the right to reject any exchanges or purchase orders or to suspend redemptions by any shareholder engaging in Excessive Trading activities.

As a means to protect the funds and their shareholders from Excessive Trading:

•	The SSgA Funds’ transfer agent compiles, monitors and reports account-level information on underlying share-
holder activity using two proprietary systems, which are implemented on a risk-based approach designed to identify trading that could adversely impact the SSgA Funds;

•

The SSgA Funds’ distributor has obtained information from each financial intermediary holding shares in an omnibus account with the SSgA Funds regarding whether the intermediary has adopted and maintains procedures that are reasonably designed to protect the funds against harmful short-term trading; and

•

With respect to SSgA Funds that invest in securities that trade on foreign markets, pursuant to the SSgA Funds’ fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.

Under the Policy, Excessive Trading includes certain “Round Trip” transactions (a purchase or exchange and redemption or exchange within the same SSgA Fund, excluding the SSgA money market funds), and uses the following notification process:

•

If the SSgA Funds discover that an investor or a client of an intermediary has engaged in Excessive Trading, the SSgA Fund’s distributor may send a notice to the account owner or intermediary informing them that the account issued a warning and future Excessive Trading may result in further action including suspension or termination of the account;

•

If the same account engages in another Round Trip following the issuance of a warning, the SSgA Funds’ distributor will instruct SSgA Funds’ transfer agent or intermediary to stop all future purchases on the account for a period of 90 days which will prevent the account from effecting further purchases of the SSgA Fund;

•

At the end of 90 days from the date the Stop Purchase instruction was placed on the account, the Stop Purchase instruction will be removed and the account will be eligible to accept additional purchases; and

•

If, after the Stop Purchase instruction has been removed, the account continues to engage in Excessive Trading, the SSgA Funds’ distributor will take appropriate action, which may include issuing additional alert notices, placing further Stop Trading instruction(s) on the account or directing immediate account closure.

Notwithstanding the foregoing notification process, the SSgA Funds may take any reasonable action that they deem necessary or appropriate in support of the SSgA Funds’ Policy without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or in part, including, without limitation, by a person whose trading activity in fund shares may be deemed harmful to the SSgA Funds. While the SSgA Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSgA Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the funds or its shareholders.

62

An SSgA Fund shareholder’s right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions.

Service Options

Dividend Option. You may set up your SSgA Fund account to reinvest any dividend or capital gains distribution that you receive as a fund shareholder into the same or a different SSgA Fund, or have any dividend or capital gain paid by check, by wire or by check to a special payee.

Automatic Withdrawal Plan-By Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Automatic Withdrawal Plan-By Bank Transfer. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the application. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000. Proceeds from such withdrawals will be transmitted to the investor’s bank two business days after the trade is placed or executed automatically.

Telephone Redemptions and Exchanges. You may set up your SSgA Fund account so that if you request over the telephone to redeem SSgA Fund shares, the redemption proceeds will automatically be wired to a designated bank account. You also may set up your account to permit the SSgA Funds to act on your telephonic instructions to exchange SSgA Funds shares or to establish a systematic exchange plan. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one SSgA Fund to another SSgA Fund.

Automatic Investment Plan. Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking account. Once this option has been established, you may call the SSgA Funds to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it.

Check-writing Service (the SSgA money market funds only). If you have authorized the check writing feature on the application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is an initial service charge of $5 for the SSgA money market fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per SSgA money market fund is maintained.

Account Transfers

To effect a change in account registration (for example, to add a new joint owner), a shareholder of an SSgA Fund may request to open a new account in the same SSgA Fund

(referred to as a “transfer”). To effect a transfer, the SSgA Funds require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the SSgA Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.

Responsibility for Fraud

The SSgA Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact the SSgA Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Investing in the SSgA Funds Through a Financial Intermediary

You may purchase or sell shares of most of the SSgA Funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, the SSgA Funds reserve the right, without notice, to:

•	Alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time;

•	Accept initial purchases by telephone;

•

Freeze any account and/or suspend account services if the SSgA Funds has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred;

•

Temporarily freeze any account and/or suspend account services upon initial notification to the SSgA Funds of the death of the shareholder until the SSgA Funds receive required documentation in good order;

•	Alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and

•	Redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity the SSgA Funds believe to be suspicious, fraudulent, or illegal.

Changes may affect any or all investors. These actions will be taken when, at the sole discretion of the SSgA FM management, we reasonably believe they are deemed to be in the best interest of the SSgA Fund.

63

DIVIDENDS AND DISTRIBUTIONS

Each SSgA Fund intends to declare and pay dividends as noted in the following table:

SSgA Fund	Dividends Declared	Dividends Paid

SSgA Money Market Funds	Daily	Last business day of each month

SSgA Bond Market Fund	Monthly	Monthly

SSgA Intermediate Fund

SSgA High Yield Bond Fund

SSgA IAM SHARES Fund	Quarterly	Quarterly

All other SSgA Funds	Annually	Annually

Capital gains, if any, are usually distributed in October. Excess dividends and capital gains, if any, generally are distributed in December.

When an SSgA Fund (other than an SSgA money market fund) pays a dividend or capital gains, the NAV per share is reduced by the amount of the payment. Income dividends and capital gains distributions will be paid in additional shares on the record date unless you have elected to receive them in cash.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•

Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

Dividend Policy Upon Purchase.

All SSgA Funds (except SSgA money market funds). Purchases made by check, Federal Wire or exchange from an existing SSgA Fund will earn dividends if they are invested in the fund prior to the record date of the dividend or capital gain.

SSgA Money Market Fund and SSgA U.S. Government Money Market Fund: Purchase orders in good form accepted by the fund’s transfer agent and federal fund payments received by 5 p.m. Eastern time will earn the dividend on the date of purchase. All other purchases (including by check or ACH) will earn dividends on the business day after the payment has been received

Dividend Payment Policy Upon Redemption. All written requests and redemption proceeds that are sent by check or ACH (versus wire) will receive that day’s dividend.

SSgA Money Market Fund and SSgA U.S. Government Money Market Fund: Dividends will not be paid on shares on the date of redemption if the proceeds are sent the same day by wire. Dividends will be paid on shares on the date of redemption if the proceeds are sent by any other form (including check or ACH).

TAXES

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the SSgA Funds and their shareholders. The following assumes any fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

This document does not address considerations applicable to foreign shareholders. Foreign shareholders should consult their own tax advisors as to if and how U.S. federal income taxes and U.S. federal withholding requirements apply to them.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. For each SSgA Fund that invests primarily in debt instruments, including money market funds, the fund expects that distributions will consist primarily of ordinary income.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” (defined below) for individuals equal to the highest net long-term capital gains rate, which currently is 15%. In general, “qualified dividend income” is income attributable to dividends received by a fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the fund’s shares. The preferential rate for qualified dividend income is scheduled to expire for taxable years beginning after December 31, 2012, and, unless Congress acts to change current law, the tax rate on dividends will increase to 39.6% for individual shareholder taxable years beginning after December 31, 2012.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund

64

attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through a financial intermediary, that entity will provide this information to you.

Each fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

Each fund is required to withhold a legally determined portion, currently 28%, of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder’s correct taxpayer identification number and certification that the shareholder is not subject to backup withholding in the manner prescribed by the Code and the Treasury Regulations thereunder (as on a Form W-9). The applicable backup withholding tax rate is scheduled to increase to 31% for amounts distributed or paid after December 31, 2012. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

With respect to the money market funds, no capital gain or loss for a shareholder is anticipated because those funds seek to maintain a stable share price of $1.00. With that exception,

if you buy shares when a fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the share price of the fund.

Foreign Income Taxes. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the funds. Such a fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, you would be required to include in your gross income both dividends received from the fund and your share of foreign income taxes paid by the fund. Provided certain requirements are satisfied, you would be entitled to treat the foreign income taxes paid by the funds as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain SSgA Funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Cost Basis Reporting. Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the  methods available for cost-basis reporting are included in the Statement of Additional Information.

DISTRIBUTION ARRANGEMENTS

Distribution Plan. The SSgA Funds have adopted a distribution plan (commonly known as a “12b-1 Plan”), under which each SSgA Fund may pay distribution and other fees for the sale and distribution of its shares and for services

65

provided to its shareholders. Because these fees are paid out of fund assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments under the plan to the SSgA Funds’ distributor by an SSgA Fund are not permitted to exceed ..25% of the fund’s average annual net assets. Payments to financial intermediaries providing shareholder services to the SSgA Funds are not permitted by the distribution plan to exceed .20% of average annual net assets. Any payments that are required to be made to the SSgA Funds’ distributor or a financial intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the distribution plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of an SSgA Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority.

Additional Compensation to Financial Intermediaries. SSgA FM or the SSgA Funds’ distributor, or one of their affiliates, out of its own resources and without additional cost to the SSgA Funds or their shareholders, may make additional cash payments, as described below, to financial intermediaries who sell shares of the SSgA Funds. Such payments and compensation may be in addition to the fees paid by the SSgA Funds in accordance with the distribution plan. These additional cash payments generally are made monthly to financial intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to financial intermediaries for inclusion of an SSgA Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the financial intermediary provides shareholder services to fund shareholders. Additional cash payments to financial intermediaries will vary. For more information regarding these arrangements, please see “Distribution and Shareholder Servicing” in the Statement of Additional Information.

From time to time, SSgA FM or the SSgA Funds’ distributor, or one of their affiliates, also may pay non-cash compensation to the sales representatives of financial intermediaries. Examples of such compensation include the following: ordinary and usual gratuities, tickets and other business entertainment; and/or sponsorship of regional or national events of financial intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the SSgA Funds’ distributor under the distribution plan.

Third-Party Transactions. The SSgA Funds have authorized certain financial intermediaries to accept purchase, redemption and exchange orders on the SSgA Funds’

behalf. The financial intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received for an SSgA Fund by a financial intermediary that has been authorized to accept orders on the fund’s behalf (or other intermediaries designated by the intermediary) prior to the time the fund’s share price is determined will be deemed accepted by the fund the same day and will be executed at that day’s closing share price. The SSgA Funds are not responsible for the failure of a financial intermediary to process a transaction for an investor in a timely manner.

If you are purchasing, selling, exchanging or holding SSgA Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

66

(This page has been left blank intentionally.)

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand each SSgA Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single SSgA Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in an SSgA Fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, whose reports, along with the SSgA Funds’ financial statements, are included in the annual reports, which are available upon request by calling State Street Global Markets LLC at (800) 647-7327 or on the SSgA Funds’ website at www.ssgafunds.com.

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(c)		$ Net Realized and Unrealized Gain (Loss)		$ Total from Investment Operations		$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Money Market Fund
August 31, 2012	1.0000	.0001		—	(b)	.0001		(.0001)	—
August 31, 2011	1.0000	.0001		—	(b)	.0001		(.0001)	—
August 31, 2010	1.0000	.0002		—	(b)	.0002		(.0002)	—
August 31, 2009	1.0000	.0080		.0006		.0086		(.0084)	(.0002)
August 31, 2008	1.0000	.0339		.0004		.0343		(.0343)	—
U.S. Government Money Market Fund
August 31, 2012	1.0000	—	(b)	—	(b)	—	(b)	— (b)	—
August 31, 2011	1.0000	—		—		—		—	—
August 31, 2010	1.0000	—	(b)	—		—	(b)	— (b)	—
August 31, 2009	1.0000	.0028		.0012		.0040		(.0040)	—
August 31, 2008	1.0000	.0308		—		.0308		(.0308)	—
(a)	Average daily shares outstanding were used for this calculation.
(b)	Less than $.0001 per share.
(c)	May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005%.
(d)	Includes expenses related to the U.S. Treasury Guarantee Program.
(e)	Less than .005% of average net assets.
(f)	Less than .0005%.

68

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return		$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)		% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(c)

(.0001)	1.0000	.01		5,556,226	.29		.39	.01
(.0001)	1.0000	.01		6,635,185	.31		.38	.01
(.0002)	1.0000	.02		7,019,663	.32		.39	.02
(.0086)	1.0000	.86		8,599,276	.41	(d)	.41	.80
(.0343)	1.0000	3.48		7,407,992	.39		.39	3.39

— (b)	1.0000	—	(f)	4,043,417	.10		.39	—	(e)
—	1.0000	—		4,469,541	.16		.39	—
— (b)	1.0000	—		3,491,968	.20		.37	—	(e)
(.0040)	1.0000	.40		4,308,697	.35		.38	.28
(.0308)	1.0000	3.12		2,148,495	.37		.37	3.04

69

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income
Bond Market Fund
August 31, 2012	8.98	.23	.29	.52	(.25)
August 31, 2011	8.86	.31	.12	.43	(.31)
August 31, 2010	8.39	.33	.47	.80	(.33)
August 31, 2009	8.17	.35	.23	.58	(.36)
August 31, 2008	9.14	.44	(.99)	(.55)	(.42)
Intermediate Fund
August 31, 2012	9.16	.14	.20	.34	(.14)
August 31, 2011	9.00	.21	.16	.37	(.21)
August 31, 2010	8.59	.24	.41	.65	(.24)
August 31, 2009	8.34	.26	.26	.52	(.27)
August 31, 2008	9.00	.38	(.64)	(.26)	(.40)
High Yield Bond Fund
August 31, 2012	7.90	.52	.48	1.00	(.54)
August 31, 2011	7.84	.58	.06	.64	(.58)
August 31, 2010	7.12	.73	.74	1.47	(.75)
August 31, 2009	7.60	.64	(.48)	.16	(.64)
August 31, 2008	8.27	.61	(.68)	(.07)	(.60)

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005%.

70

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(b)	% Portfolio Turnover Rate

(.25)	9.25	5.85	32,344	.50	1.27	2.58	205
(.31)	8.98	5.00	43,483	.50	1.08	3.51	447
(.33)	8.86	9.79	45,903	.50	1.08	3.89	502
(.36)	8.39	7.39	41,151	.50	1.08	4.41	408
(.42)	8.17	(6.14)	52,456	.50	.78	4.96	287

(.14)	9.36	3.79	40,815	.60	1.12	1.51	194
(.21)	9.16	4.15	38,596	.60	1.13	2.30	533
(.24)	9.00	7.75	38,628	.60	1.15	2.78	538
(.27)	8.59	6.42	41,308	.60	1.84	3.19	414
(.40)	8.34	(2.94)	38,497	.60	1.06	4.42	330

(.54)	8.36	13.17	113,999	.75	.88	6.30	196
(.58)	7.90	8.16	78,626	.75	.83	7.02	294
(.75)	7.84	21.46	51,398	.75	1.01	9.43	294
(.64)	7.12	3.65	51,856	.75	1.06	10.20	289
(.60)	7.60	(.87)	50,365	.75	1.02	7.66	106

71

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Dynamic Small Cap Fund
August 31, 2012	20.89	.25	3.14	3.39	—	—
August 31, 2011	15.80	(.05)	5.14	5.09	—	—
August 31, 2010	15.31	(.02)	.51	.49	—	—
August 31, 2009	22.14	(.06)	(6.77)	(6.83)	—	—
August 31, 2008	30.06	(.08)	(4.75)	(4.83)	(.03)	(3.06)
IAM SHARES Fund
August 31, 2012	9.37	.18	1.46	1.64	(.17)	—
August 31, 2011	8.07	.15	1.30	1.45	(.15)	—
August 31, 2010	7.88	.14	.18	.32	(.13)	—
August 31, 2009	9.89	.17	(1.99)	(1.82)	(.19)	—
August 31, 2008	11.37	.19	(1.49)	(1.30)	(.18)	—
Enhanced Small Cap Fund
August 31, 2012	10.14	.11	1.37	1.48	(.08)	—
August 31, 2011	7.95	.07	2.17	2.24	(.05)	—
August 31, 2010	7.42	.05	.54	.59	(.06)	—
August 31, 2009	10.01	.06	(2.56)	(2.50)	(.09)	—
August 31, 2008	11.79	.08	(1.38)	(1.30)	(.06)	(.42)

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005%.

72

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(b)	% Portfolio Turnover Rate

—	24.28	16.23	10,007	1.25	3.51	1.10	160
—	20.89	32.22	9,115	1.25	3.38	(.24)	179
—	15.80	3.20	8,562	1.53	3.36	(.10)	240
—	15.31	(30.85)	10,906	1.81	2.70	(.39)	235
(3.09)	22.14	(17.93)	25,927	1.38	1.38	(.35)	159

(.17)	10.84	17.73	168,189	.50	.51	1.74	3
(.15)	9.37	17.99	152,343	.48	.48	1.54	—
(.13)	8.07	4.01	128,928	.53	.53	1.62	2
(.19)	7.88	(18.15)	123,953	.54	.54	2.39	5
(.18)	9.89	(11.52)	199,951	.46	.46	1.80	2

(.08)	11.54	14.76	27,134	.75	1.58	1.06	64
(.05)	10.14	28.19	27,311	.75	1.44	.69	57
(.06)	7.95	8.01	26,130	.75	1.58	.62	77
(.09)	7.42	(24.91)	27,314	.75	1.48	.85	101
(.48)	10.01	(11.54)	41,988	.75	1.09	.78	93

73

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Emerging Markets Fund
Institutional Class
August 31, 2012	20.81	.34	(2.14)	(1.80)	(.30)	—
August 31, 2011	19.20	.29	1.70	1.99	(.38)	—
August 31, 2010	16.61	.17	2.81	2.98	(.39)	—
August 31, 2009	22.72	.27	(4.71)	(4.44)	—	(1.67)
August 31, 2008	28.86	.40	(3.59)	(3.19)	(.92)	(2.03)
International Stock Selection Fund
August 31, 2012	9.24	.23	(.53)	(.30)	(.33)	—
August 31, 2011	8.81	.23	.46	.69	(.26)	—
August 31, 2010	9.24	.18	(.33)	(.15)	(.28)	—
August 31, 2009	11.79	.24	(2.57)	(2.33)	(.22)	—
August 31, 2008	14.71	.27	(2.52)	(2.25)	(.33)	(.34)

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment advisor for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005%.

74

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(b)	% Portfolio Turnover Rate

(.30)	18.71	(8.63)	1,273,588	1.25	1.28	1.80	74
(.38)	20.81	10.25	1,451,810	1.25	1.26	1.29	50
(.39)	19.20	17.98	1,328,720	1.24	1.24	.87	63
(1.67)	16.61	(16.50)	1,453,575	1.20	1.21	1.99	61
(2.95)	22.72	(13.53)	1,949,537	1.24	1.25	1.39	42

(.33)	8.61	(3.16)	387,120	1.00	1.21	2.65	90
(.26)	9.24	7.61	766,126	1.00	1.19	2.27	77
(.28)	8.81	(1.85)	1,055,967	1.00	1.17	1.95	83
(.22)	9.24	(19.46)	1,525,020	1.00	1.16	3.04	122
(.67)	11.79	(16.20)	1,823,516	1.00	1.19	1.94	75

75

Contacting the SSgA Funds

Online:	www.ssgafunds.com	24 hours a day, 7 days a week
Phone:	800-647-7327	Monday – Friday 8 am – 5 pm EST

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

76

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSgA Funds’ investments is available in the SSgA Funds’ most recent annual and semi-annual reports to shareholders. In each fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSgA Funds, including information about the SSgA Funds’ policies with respect to selective disclosure of each fund’s portfolio holdings.

The annual report and the Statement of Additional Information for the fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSgA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSgA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSgA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSgA Funds’ SEC File No. 811-05430

COMBOSTPRO

Filed pursuant to Rule 485(b)
File Nos. 33-19229; 811-5430

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

www.ssgafunds.com

PROSPECTUS

DECEMBER 14, 2012

SSgA MONEY MARKET FUND

(TICKER SYMBOL: SSMXX)

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

SSgA MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSMXX

INVESTMENT OBJECTIVE

SSgA Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Shareholder Service (12b-1) Fees	0.08%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.39%
Less Fee Waivers and/or Expense Reimbursements	0.00%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.39%

*	The fund’s investment advisor is contractually obligated until December 31, 2013 to waive its management fee and to reimburse the fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.40% of average daily net assets on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Extraordinary expenses that are not subject to the foregoing contractual expense limitation agreement include, but are not limited to, any reimbursement payments made by the fund to the fund’s investment advisor of fund fees and expenses that were previously waived or reimbursed by the fund’s investment advisor in order to maintain a non-negative net yield for the fund. The fund’s investment advisor may also reduce all or a portion of its fees and/or reimburse expenses of the fund to the extent necessary to maintain a minimum net yield for the fund (the “Voluntary Reduction”) which may vary from time to time in the investment advisor’s sole discretion. The fund has agreed, subject to certain limitations, to reimburse its investment advisor for the full dollar amount of any Voluntary Reduction incurred after August 1, 2012. As of August 1, 2012, the fund’s investment advisor waived fees and/or reimbursed expenses in the amount of $685,760 under the voluntary yield waiver. Any future reimbursement of previously waived fees by the fund to its investment advisor may cause the total fund annual operating expenses of the fund to exceed the expense limitation under the contractual expense limitation agreement. The investment advisor may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the fund, without limitation.

Total Annual Fund Operating Expenses may be higher than the fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the fund including voluntary waivers.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$40	$125	$219	$493

PRINCIPAL INVESTMENT STRATEGIES

SSgA Money Market Fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions by investing in high quality money market instruments. The fund invests in accordance with regulatory requirements applicable to money market funds, which impose strict conditions on the quality of portfolio securities, liquidity of portfolio holdings, the maturity of individual securities and the portfolio as a whole, and portfolio diversification.

The fund attempts to meet its investment objective by investing in a broad range of money market instruments, including certificates of deposit, bank notes and other bank instruments, commercial paper, repurchase agreements, asset-backed securities, corporate obligations, instruments issued or guaranteed by the U.S. government, its agencies and sponsored entities. These instruments may bear fixed, variable or floating rates of interest or may be zero coupon securities.

PRINCIPAL RISKS

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1

SSgA MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSMXX

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•

Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•

Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•

Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•

Risk Associated with Maintaining a Stable Share Price. To the extent that the aggregate market value of the fund’s assets materially varies from the aggregate of the acquisition prices of those assets, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

•

Prepayment Risk and Extension Risk. Prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (prepaid) faster or slower than expected, causing the fund to invest prepayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•

Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if the fund generates insufficient income to pay its expenses, it may not pay a daily dividend.

•

Concentrated Exposure to Financial Institutions. Many instruments in which the fund invests, including repurchase agreements, are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the credit worthiness of any of these institutions may adversely affect the value of instruments held by the fund.

•

Foreign Securities. The fund may invest in U.S. dollar denominated instruments issued by foreign governments, corporations and financial institutions. Financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers. In addition, the value of instruments of foreign issuers may be adversely affected by local or regional political and economic developments.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund. The bar chart and the table provide some indication of the risks of investing in the fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

2

SSgA MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSMXX

Highest Quarterly Results (2002-2011)	Lowest Quarterly Results (2002-2011)	Year-to- Date Ended
September 30, 2007: 1.26%	December 31, 2011: 0.00%	September 30, 2012: 0.01%

Average Annual Total Returns

for the Periods Ending December 31, 2011:

	1 Year*	5 Years*	10 Years*
SSgA Money Market Fund	0.01%	1.53%	1.87%

*	The returns would have been lower without the contractual and voluntary management fee waiver and/or expense reimbursement.

To obtain the fund’s current yield, please call (800) 997-7327.

INVESTMENT ADVISOR

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 5 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

3

FUND OBJECTIVES,

STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

SSgA Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

SSgA Money Market Fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions, by investing in high quality money market instruments. Among other things, the fund’s investment advisor conducts its own credit analyses of potential investments and portfolio holdings, benefitting from a dedicated short-term credit research team. In addition, the fund follows regulatory requirements applicable to money market funds. Those requirements are intended to limit the risks of investing in a money market fund by requiring the fund generally to invest in high quality securities with short-term remaining maturities, and be diversified as to issuers, guarantors and other liquidity providers. All securities held by the fund are U.S. dollar-denominated, and they may have fixed, variable or floating interest rates. The fund’s weighted average maturity may not exceed 60 days, and is typically much shorter.

The fund attempts to meet its investment objective by investing in, among other things:

•

Instruments of U.S. and foreign banks, including certificates of deposit, bank notes, banker’s acceptances and time deposits, such as, Eurodollar certificates of deposit, Eurodollar time deposits and “Yankee” Certificates of Deposit;

•	Commercial paper of U.S. and foreign companies;

•	Repurchase agreements collateralized with high quality securities and other assets;

•	Asset-backed securities;

•	Corporate obligations of U.S. and foreign companies; and

•

Obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank.

Principal Risks

Generally. The fund invests exclusively in money market instruments. As a result, the principal risks of investing in the fund are described below.

Interest Rate Risk. During periods of rising interest rates, a fund’s yield generally is lower than prevailing market rates, causing the value of the fund to fall. In periods of falling interest rates, a fund’s yield generally is higher than prevailing market rates, causing the value of the fund to rise. Typically, the more distant the expected cash flow that the fund is to receive from a security, the more sensitive the market price of the security is to movements in interest rates. If a fund owns securities that have variable or floating interest rates, as interest rates fall, the income the fund receives from those securities also will fall.

Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a fund may default on its obligation to pay scheduled interest and repay principal. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower rated issuers have higher credit risks. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the fund, may default on its payment or repurchase obligation, as the case may be. Credit risk generally is inversely related to credit quality.

Liquidity Risk. Adverse market or economic conditions or investor perceptions may result in little or no trading activity in one or more particular securities, thus, making it difficult for a fund holding the securities to determine their values. A fund holding those securities may have to value them at prices that reflect unrealized losses, or if it elects to sell them, it may have to accept lower prices than the prices at which it is then valuing them. The fund also may not be able to sell the securities at any price.

Risk Associated with Maintaining a Stable Share Price. The ability of the fund to maintain a stable share price of $1.00 largely depends on the aggregate market value of the fund’s securities being substantially similar to the aggregate of the acquisition prices of those securities to the fund. To the extent that that aggregate market value materially varies from the aggregate of those acquisition prices, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

Rapid Changes in Interest Rates. The values of most instruments held by the fund are adversely affected by changes in interests rates generally, especially increases in interest rates. Rapid changes in interest rates may cause significant requests to redeem funds shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests. Significant losses could impair the fund’s ability to maintain a stable share price of $1.00.

4

Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if instruments held by the fund pay interest at very low rates, the fund may generate insufficient income to pay its expenses. At such times, the fund may pay some or all of its expenses from fund assets, and generally the fund would not pay a daily dividend.

Concentrated Exposure to Financial Institutions. Many instruments in which the fund invests, including repurchase agreements, are issued or guaranteed as to principal or interest by banks, brokers and other financial institutions, or are collateralized by securities issued or guaranteed by those institutions. Although the fund attempts to invest only with high quality financial institutions, most financial institutions are dependent on other institutions to fulfill their obligations in the financial markets. Events that would adversely affect one financial institution or financial institutions generally also may have an adverse effect on the financial institution in which the fund invests or that serve as counterparties in transactions with the fund. Changes in the credit worthiness of any of these institutions may cause the fund a loss that affects its share price.

Foreign Securities. Although the fund only will invest in U.S. dollar-denominated instruments, some of those instruments may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions. Financial information concerning foreign entities generally is more limited than financial information generally available from U.S. issuers or not available. Moreover, the value of instruments of foreign issuers tends to be adversely affected by local or regional political and economic developments.

Prepayment Risk and Extension Risk. Prepayment risk and extension risk apply primarily to asset-backed and mortgage-related securities and certain municipal securities.

Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date. If the fund has purchased a security at a premium, any repayment that is faster than expected reduces the market value of the security and the anticipated yield-to-maturity. Repayment of loans underlying certain securities tends to accelerate during periods of declining interest rates.

Extension risk is the risk than an issuer will exercise its right to repay principal on an obligation held by a fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, thus preventing the fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

PORTFOLIO HOLDINGS

Information about each fund’s 10 largest holdings generally is posted on the SSgA Funds’ website, www.ssgafunds.com, within 30 days following the end of each month. Additional information is included in the SSgA Funds’ periodic filings with the Securities and Exchange Commission. Those reports are available free of charge on the Securities and Exchange Commission’s EDGAR database or the Securities and Exchange Commission’s website at www.sec.gov. A description of the SSgA Funds’ policies with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information and on the SSgA Funds’ website at www.ssgafunds.com.

5

FUND MANAGEMENT

INVESTMENT ADVISOR

SSgA Funds’ Investment Advisor. SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor to each fund and as such, directs the management of each fund’s investment portfolio as well as its business affairs. As of October 31, 2012, SSgA FM had assets under management of over $263.6 billion. SSgA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, comprise State Street Global Advisors (“SSgA”), the investment management arm of State Street Corp.

SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of October 31, 2012, has over $2.0 trillion under management.

INVESTMENT MANAGEMENT FEES

The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Advisor.

In addition to the contractual expense limitation for the fund which is described in the Fund Summary section, the Advisor also may voluntarily reduce all or a portion of its fees and/or reimburse expenses to the extent necessary to maintain a minimum net yield for the fund (the “Voluntary Reduction”) which may vary from time to time and from fund to fund in the Advisor’s sole discretion. Under an agreement with SSgA

Funds relating to the Voluntary Reduction, the SSgA Money Market Fund has agreed to reimburse the Advisor for the full dollar amount of any Voluntary Reduction beginning on August 1, 2012, subject to certain limitations. A fund will not be obligated to reimburse the Advisor: more than three years after the end of the fiscal year for the fund in which the Advisor provided a Voluntary Reduction; in respect of any business day for which the net annualized one-day yield is less than 0.00%; to the extent that the amount of the reimbursement to the Advisor on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the fund on that day; to the extent that the amount of such reimbursement would cause the fund’s net yield to fall below the fund’s minimum net yield; or in respect of any fee waivers and/or expense reimbursements that are necessary to maintain a fund’s contractual total expense limit which is effective at the time of such fee waivers and/or expense reimbursements. A reimbursement to the Advisor could negatively impact the SSgA Money Market Fund’s future yield. There is no guarantee that the SSgA Money Market Fund will be able to avoid a negative yield. The Advisor may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from a Fund, without limitation.

A discussion of the basis for the Board of Trustees of the SSgA Funds approval of the investment advisory agreement is contained in the SSgA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2012.

For its services as the Advisor, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund. For the year ended August 31, 2012, the effective management fee paid, reflecting certain fee waivers and expense reimbursements, was 0.15%.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of each SSgA Fund share is based on the net asset value (“NAV”) of the fund and the method or methods used to value fund assets as described in the following table. Share prices are determined each day that the New York Stock Exchange is open for regular trading at times also described in the following table.

SSgA Fund	Valuation Method(s) Used	Time Fund’s Share Price Determined (Eastern time)
SSgA Money Market Fund*	Amortized Cost	5 p.m.

*	SSgA Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open. The fund also may establish special hours on those days to determine the fund’s NAV.

PURCHASE OF FUND SHARES

The SSgA Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSgA Funds. If the SSgA Funds believe that it has uncovered criminal activity, the SSgA Funds and their service providers may close your account and take any action they deem reasonable or required by law. The SSgA Funds reserve the right to reject any purchase order.

6

The following is in addition to “Fund Summaries” and the section “Purchase and Sale of Fund Shares” relating to the specific SSgA Fund in which you intend to purchase shares.

Purchase Dates and Times. Fund shares may be purchased on any business day at the NAV next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran’s Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. All federal funds payments must be received by the Transfer Agent by the close of the Federal Reserve. In order to be effective on the date received, purchase orders in good form (described below) and payments for Fund shares by check must be received by the Transfer Agent prior to the close of the New York Stock Exchange.

Notwithstanding the foregoing provisions, SSgA Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation (“NSCC”) remains open. Also, the fund may designate special hours of operation on any such day. In the event that the fund invokes the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the fund will post advance notice of these events at www.ssgafunds.com.

Minimum Investments. The fund requires minimum amounts of initial and additional investments. Please see the “Fund Summary” and the section “Purchase and Sale of Fund Shares” for the relevant minimum amount of your initial or additional investment. Holdings of related customer accounts may be aggregated for purposes of determining the minimum investment amount. “Related customer accounts” include accounts held by the same investment or retirement plan, financial institution, broker, dealer or intermediary. The fund reserves the right to increase or decrease the minimum amount required to open or maintain an account.

Order and Payment Procedures. There are several ways to invest in the SSgA Funds. The SSgA Funds require a purchase order in good form, which consists of a completed and signed application for each new account, unless the account is opened through a third party which has a signed agreement with the fund’s distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Large Transactions. To assist SSgA FM in managing the fund, shareholders are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible. Please notify the fund’s transfer agent at least one day in advance of transactions in excess of $25 million. The SSgA Funds reserve the right to reject purchase orders in the absence of adequate notification of a purchase order in excess of the amounts stated above.

Form of Purchase Payments. All purchases made by check or wire must be in U.S. dollars. All purchases made by check shall be from a U.S. bank. Third-party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

Automatic Investment Plan. Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking account. Please complete the appropriate section of the application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at (800) 647-7327 prior to 5 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it.

Purchases Through Pension Plans. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

In-Kind Purchase of Securities. The SSgA Funds may, in their sole discretion, permit you to purchase shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the Customer Service Department at (800) 647-7327 for more information, including additional restrictions.

EXCHANGES AND TRANSFERS

Generally. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their SSgA Fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at (800) 647-7327.

Telephone Exchanges. SSgA Fund shares are exchanged on the basis of relative NAV per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. See “Redemption and Exchange Requests in Writing.” Exchanges may be made over the phone if the registrations of the two accounts are identical.

Systematic Exchanges. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one SSgA Fund to another SSgA Fund. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the SSgA Funds on 60 days’ written notice to shareholders. For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor.

7

Account Transfers. To effect a change in account registration (for example, to add a new joint owner), a shareholder of an SSgA Fund may request to open a new account in the same SSgA Fund (referred to as a “transfer”). To effect a transfer, the fund’s transfer agent will require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the SSgA Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.

Excessive Trading. SSgA Money Market Fund may take any reasonable action that it deems necessary or appropriate to prevent excessive trading in fund shares without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or part, including, without limitation, by a person whose trading activity in fund shares may be deemed harmful to the fund. While the fund attempts to discourage such excessive trading, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The fund recognizes that it may not always be able to detect or prevent excessive trading or other activity that may disadvantage the fund or its shareholders.

REDEMPTION OF FUND SHARES

Redemption Proceeds by Wire. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a U.S. bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the same business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Check Writing Service. If you have authorized the check writing feature on the application and have completed the signature card, you may redeem shares of your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is an initial charge of $5 when you order checks for the SSgA Money Market Fund. You may write an unlimited number of checks provided that the account minimum of $1,000 per SSgA money market fund is maintained.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the SSgA Funds registration record, provided that the address has not been changed within

30 days of the redemption request. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

Telephone and Other Electronic Redemptions. Shareholders may normally redeem SSgA Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8 a.m. and 5 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and their transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, nor their distributor or transfer agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing and bear a medallion guarantee. During periods of significant or unusual economic or market activity, shareholders giving instructions by phone may encounter delays.

Redemption and Exchange Requests in Writing. In certain circumstances, an SSgA Fund shareholder will need to request to sell or exchange shares in writing. Use the addresses for purchases by mail listed under “Purchase of Fund Shares.” In order for a redemption or exchange request to be received by the Transfer Agent in good form, the shareholder may need to include additional items with the request, including a medallion guarantee if NAV of the shares being redeemed is more than $50,000. (Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.) Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.

In-Kind Redemptions. The SSgA Funds may pay any portion of the redemption amount in excess of $15 million by a distribution in-kind of readily marketable securities from the portfolio of the SSgA Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Minimum Account Size. The minimum account size is $500 ($1,000 if you have the Check Writing Service on your account). The fund or the fund’s distributor reserves the right, each in its discretion, to close any account where the balance in any account has fallen below the minimum account size. In such cases, the transfer agent will give shareholders 60 days’ notice that the account will be closed unless investment is made to increase the balance of an account to the required minimum. Failure to bring the account’s balance to the required minimum may result in the fund closing the account at the NAV next determined on the day the account is closed,

8

and mailing the proceeds to you at the address shown on the fund’s records.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by the 1940 Act.

DIVIDENDS AND DISTRIBUTIONS

The fund intends to declare dividends daily and pay dividends on the last business day of each month.

Capital gains, if any, are usually distributed in October. Excise dividends and capital gains, if any, generally are distributed in December.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•

Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

Dividend Policy Upon Purchase. Purchase orders in good form accepted by the fund’s transfer agent and federal fund payments received by 5 p.m. Eastern time will earn the dividend on the date of purchase. All other purchases (including by check or ACH) will earn dividends on the business day after the payment has been is received.

Dividend Payment Policy Upon Redemption. Dividends will not be paid on shares on the date of redemption if the proceeds are sent the same day by wire. Dividends will be paid on shares on the date of redemption if the proceeds are sent by any other form (including check or ACH).

All wire redemptions will not earn interest for the date of the redemption.

TAXES

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the fund and its shareholders. The following assumes any fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

This document does not address considerations applicable to foreign shareholders. Foreign shareholders should consult their own tax advisors as to if and how U.S. federal income taxes and U.S. federal withholding requirements apply to them.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. As the fund invests primarily in debt instruments, it expects that distributions will consist primarily of ordinary income.

Under current U.S. federal income tax law (in effect for taxable years beginning on or before December 31, 2012), distributions of earnings from qualifying dividends received by the fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied. The preferential rate for qualified dividend income is scheduled to expire for taxable years beginning after December 31, 2012, and unless Congress acts to change current law, the tax rate on dividends will increase to 39.6% for individual shareholder tax years beginning after December 31, 2012. As the fund invests primarily in debt instruments, it does not expect a significant portion of fund distributions to be derived from qualified dividend income.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the fund, if any, that are exempt from federal income tax and the

9

portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the fund through a financial intermediary, that entity will provide this information to you.

The fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

The fund is required to withhold a legally determined portion, currently 28%, of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder’s correct taxpayer identification number and certification that the shareholder is not subject to backup withholding in the manner prescribed by the Code and the Treasury Regulations thereunder (as on a Form W-9). The applicable backup withholding tax rate is scheduled to increase to 31% for amounts distributed or paid after December 31, 2012. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in the fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

No capital gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable share price of $1.00. With that exception, if you buy shares when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the share price of the fund.

Foreign Income Taxes. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the funds. Such a fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, you would be required to include in your gross income both dividends received from the fund and your share of foreign income taxes paid by the fund. Provided certain requirements are satisfied, you would be entitled to treat the foreign income taxes paid by the funds as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain SSgA Funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Cost Basis Reporting. Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost-basis reporting are included in the Statement of Additional Information.

DISTRIBUTION ARRANGEMENTS

Distribution Plan. The SSgA Funds have adopted a distribution plan (commonly known as a “12b-1 Plan”), under which each SSgA Fund may pay distribution and other fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of fund assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments under the plan to the SSgA Funds’ distributor by an SSgA Fund are not permitted to exceed .25% of the fund’s average annual net assets. Payments to financial intermediaries providing shareholder services to the SSgA Funds are not permitted by the distribution plan to exceed .20% of average annual net assets. Any payments that are required to be made to the SSgA Funds’ distributor or a financial intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the distribution plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of an SSgA Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority.

Additional Compensation to Financial Intermediaries. SSgA FM or the SSgA Funds’ distributor, or one of their affiliates, out of its own resources and without additional cost to the SSgA Funds or their shareholders, may make additional cash payments, as described below, to financial intermediaries who sell shares of the SSgA Funds. Such payments and

10

compensation may be in addition to the fees paid by the SSgA Funds in accordance with the distribution plan. These additional cash payments generally are made monthly to financial intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to financial intermediaries for inclusion of an SSgA Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the financial intermediary provides shareholder services to fund shareholders. Additional cash payments to financial intermediaries will vary. For more information regarding these arrangements, please see “Distribution and Shareholder Servicing” in the Statement of Additional Information.

From time to time, SSgA FM or the SSgA Funds’ distributor, or one of their affiliates, also may pay non-cash compensation to the sales representatives of financial intermediaries. Examples of such compensation include the following: ordinary and usual gratuities, tickets and other business entertainment; and/or sponsorship of regional or national events of financial intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the SSgA Funds’ distributor under the distribution plan.

Third-Party Transactions. The SSgA Funds have authorized certain financial intermediaries to accept purchase, redemption and exchange orders on the SSgA Funds’ behalf. The financial intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received for an SSgA Fund by a financial intermediary that has been authorized to accept orders on the fund’s behalf (or other intermediaries designated by the intermediary) prior to the time the fund’s share price is determined will be deemed accepted by the fund the same day and will be executed at that day’s closing share price. The SSgA Funds are not responsible for the failure of a financial intermediary to process a transaction for an investor in a timely manner.

If you are purchasing, selling, exchanging or holding SSgA Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

11

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, whose reports, along with the fund’s financial statements, are included in the annual reports, which are available upon request by calling State Street Global Markets LLC at (800) 647-7327 or on the SSgA Funds’ website at www.ssgafunds.com.

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(c)	$ Net Realized and Unrealized Gain (Loss)		$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Money Market Fund
August 31, 2012	1.0000	.0001	—	(b)	.0001	(.0001)	—
August 31, 2011	1.0000	.0001	—	(b)	.0001	(.0001)	—
August 31, 2010	1.0000	.0002	—	(b)	.0002	(.0002)	—
August 31, 2009	1.0000	.0080	.0006		.0086	(.0084)	(.0002)
August 31, 2008	1.0000	.0339	.0004		.0343	(.0343)	—

(a)	Average daily shares outstanding were used for this calculation.
(b)	Less than $.0001 per share.
(c)	May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005%.
(d)	Includes expenses related to the U.S. Treasury Guarantee Program.

12

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)		% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(c)

(.0001)	1.0000	.01	5,556,226	.29		.39	.01
(.0001)	1.0000	.01	6,635,185	.31		.38	.01
(.0002)	1.0000	.02	7,019,663	.32		.39	.02
(.0086)	1.0000	.86	8,599,276	.41	(d)	.41	.80
(.0343)	1.0000	3.48	7,407,992	.39		.39	3.39

13

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSgA Funds’ investments is available in the SSgA Funds’ most recent annual and semi-annual reports to shareholders. In each fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSgA Funds, including information about the SSgA Funds’ policies with respect to selective disclosure of each fund’s portfolio holdings.

The annual report and the Statement of Additional Information for the fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSgA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSgA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSgA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSgA Funds’ SEC File No. 811-05430

SSgAMMFSTATPRO

Filed pursuant to Rule 485(b)
File Nos. 33-19229; 811-5430

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

www.ssgafunds.com

PROSPECTUS

DECEMBER 14, 2012

SSgA U.S. Treasury

MONEY MARKET FUND

(TICKER SYMBOL: SVTXX)

SSgA PRIME

MONEY MARKET FUND

(TICKER SYMBOL: SVPXX)

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

SSgA U.S. TREASURY MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SVTXX

INVESTMENT OBJECTIVE

SSgA U.S. Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the U.S. government and repurchase agreements backed by such securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.15%
Distribution and Shareholder Service (12b-1) Fees	0.05%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.25%
Less Fee Waivers and/or Expense Reimbursements	(0.05)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.20%*

*	The fund’s investment advisor is contractually obligated until December 31, 2013 to waive 0.05% of its 0.15% management fee. Additionally, the advisor is further contractually obligated until December 31, 2013 to waive its management fee and to reimburse the fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.20% of average daily net assets on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Extraordinary expenses that are not subject to the foregoing contractual expense limitation agreement include, but are not limited to, any reimbursement payments made by the fund to the fund’s investment advisor of fund fees and expenses that were previously waived or reimbursed by the fund’s investment advisor in order to maintain to avoid a non-negative net yield for the fund. The fund’s investment advisor may also reduce all or a portion of its fees and/or reimburse expenses of the fund to the extent necessary to maintain a minimum net yield for the fund (the “Voluntary Reduction”) which may vary from time to time in the investment advisor’s sole discretion. The fund has agreed, subject to certain limitations, to reimburse its investment advisor for the full dollar amount of any Voluntary Reduction incurred after August 1, 2012. As of August 1, 2012, the fund’s investment advisor waived fees and/or reimbursed expenses in the amount of $675,397 under the voluntary yield waiver. Any future reimbursement of previously waived fees by the fund to its investment advisor may cause the total fund annual operating expenses of the fund to exceed the expense limitation under the contractual expense limitation agreement. The investment advisor may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the fund, without limitation.

Total Annual Fund Operating Expenses may be higher than the fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the fund including voluntary waivers.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$20	$75	$136	$313

PRINCIPAL INVESTMENT STRATEGIES

SSgA U.S. Treasury Money Market Fund attempts to meet its investment objective by investing principally in U.S. Treasury bills, notes and bonds (which are direct obligations of the U.S. government) and repurchase agreements backed by such securities. The fund also may invest in shares of other money market funds, including funds advised by the fund’s investment advisor.

The fund follows a disciplined investment process in which the fund’s investment advisor bases its decisions on the relative attractiveness of different money market instruments. In the advisor’s opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. The fund invests in accordance with regulatory requirements applicable to money market funds, which impose strict conditions on the quality of portfolio securities, the maturity of individual securities and the portfolio as a whole, and portfolio diversification.

PRINCIPAL RISKS

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value

1

SSgA U.S. TREASURY MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SVTXX

of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•

Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•

Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•

Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•

Risk Associated with Maintaining a Stable Share Price. To the extent that the aggregate market value of the fund’s assets materially varies from the aggregate of the acquisition prices of those assets, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

•

Concentrated Exposure to Financial Institutions. Many instruments in which the fund invests, including repurchase agreements, are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the credit worthiness of any of these institutions may adversely affect the value of instruments held by the fund.

•

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•

Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if the fund generates insufficient income to pay its expenses, it may not pay a daily dividend.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund. The bar chart and the table provide some indication of the risks of investing in the fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (877) 521-4083 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2002-2011)	Lowest Quarterly Results (2002-2011)	Year-to- Date Ended
December 31, 2006: 1.29%	December 31, 2011: 0.00%	September 30, 2012: 0.00%

Average Annual Total Returns For the Periods Ending December 31, 2011:

	1 Year*	5 Years*	10 Years*
SSgA U.S. Treasury Money Market Fund	0.00%	1.24%	1.77%

*	The returns would have been lower without the contractual and voluntary management fee waiver and/or expense reimbursement.

2

SSgA U.S. TREASURY MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SVTXX

To obtain the fund’s current yield, please call (877) 521-4083.

INVESTMENT ADVISOR

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account	$ 10,000,000
To add to an existing account	No minimum

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 5 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

3

SSgA PRIME MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SVPXX

INVESTMENT OBJECTIVE

SSgA Prime Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.15%
Distribution and Shareholder Service (12b-1) Fees	0.05%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.25%
Less Fee Waivers and/or Expense Reimbursements	(0.05)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.20%*

*	The fund’s investment advisor is contractually obligated until December 31, 2013 to waive 0.05% of its 0.15% management fee. Additionally, the advisor is further contractually obligated until December 31, 2013 to waive its management fee and to reimburse the fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.20% of average daily net assets on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Extraordinary expenses that are not subject to the foregoing contractual expense limitation agreement include, but are not limited to, any reimbursement payments made by the fund to the fund’s investment advisor of fund fees and expenses that were previously waived or reimbursed by the fund’s investment advisor in order to maintain to avoid a non-negative net yield for the fund. The fund’s investment advisor may also reduce all or a portion of its fees and/or reimburse expenses of the fund to the extent necessary to maintain a minimum net yield for the fund (the “Voluntary Reduction”) which may vary from time to time in the investment advisor’s sole discretion. The fund has agreed, subject to certain limitations, to reimburse its investment advisor for the full dollar amount of any Voluntary Reduction incurred after August 1, 2012. As of August 1, 2012, the fund’s investment advisor has not waived fees and/or reimbursed expenses under the voluntary yield waiver. Any future reimbursement of previously waived fees by the fund to its investment advisor may cause the total fund annual operating expenses of the fund to exceed the expense limitation under the contractual expense limitation agreement. The investment advisor may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the fund, without limitation.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$20	$75	$136	$313

PRINCIPAL INVESTMENT STRATEGIES

SSgA Prime Money Market Fund follows a disciplined investment process in which the fund’s investment advisor bases its decisions on the relative attractiveness of different money market instruments. In the advisor’s opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. The fund invests in accordance with regulatory requirements applicable to money market funds, which impose strict conditions on the quality of portfolio securities, liquidity of portfolio holdings, the maturity of individual securities and the portfolio as a whole, and portfolio diversification.

The fund attempts to meet its investment objective by investing in a broad range of money market instruments. The fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective: U.S. government securities, including U.S. Treasury bills, notes and bonds and securities issued or guaranteed by U.S. government agencies; certificates of deposits and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities, including asset-backed commercial paper; and repurchase agreements. These instruments may bear fixed, variable or floating rates of interest or may be zero coupon securities. The fund also may invest in shares of other money market funds, including funds advised by the fund’s investment advisor.

4

SSgA PRIME MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SVPXX

PRINCIPAL RISKS

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•

Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•

Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•

Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•

Risk Associated with Maintaining a Stable Share Price. To the extent that the aggregate market value of the fund’s assets materially varies from the aggregate of the acquisition prices of those assets, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

•

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•

Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if the fund generates insufficient income to pay its expenses, it may not pay a daily dividend.

•

Concentrated Exposure to Financial Institutions. Many instruments in which the fund invests, including repurchase agreements, are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the credit worthiness of any of these institutions may adversely affect the value of instruments held by the fund.

•

Asset-Backed Securities Risk. Defaults on the underlying assets of the asset-backed securities held by the fund may impair the value of the securities, and there may be limitations on the enforceability of any security interest granted with respect to those assets. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected) than do other types of fixed income securities.

•

Foreign Securities. The fund may invest in U.S. dollar denominated instruments issued by foreign governments, corporations and financial institutions. Financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers. In addition, the value of instruments of foreign issuers may be adversely affected by local or regional political and economic developments.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund. The bar chart and the table provide some indication of the risks of investing in the fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (877) 521-4083 or by visiting our website at www.ssgafunds.com.

5

SSgA PRIME MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SVPXX

Highest Quarterly Results (2002-2011)	Lowest Quarterly Results (2002-2011)	Year-to- Date Ended
September 30, 2007: 1.31%	September 30, 2011: 0.01%	September 30, 2012: 0.09%

Average Annual Total Returns For the Periods Ending December 31, 2011:

	1 Year*	5 Years*	10 Years*
SSgA Prime Money Market Fund	0.08%	1.70%	2.05%

*	The returns would have been lower without the contractual and voluntary management fee waiver and/or expense reimbursement.

To obtain the fund’s current yield, please call (877) 521-4083.

INVESTMENT ADVISOR

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account	$ 10,000,000
To add to an existing account	No minimum

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 5 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

FUND OBJECTIVES,

STRATEGIES AND RISKS

SSgA U.S. TREASURY MONEY MARKET FUND

INVESTMENT OBJECTIVE

SSgA U.S. Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the U.S. government and repurchase agreements backed by such securities.

There is no guarantee that the fund will achieve its objective.

INVESTMENT STRATEGIES AND RISKS

Investment Principal Investment Strategies

SSgA U.S. Treasury Money Market Fund follows a disciplined investment process in which the fund’s advisor bases its decisions on the relative attractiveness of different money market instruments. The attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. Among other things, the fund’s investment manager typically conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated short-term credit research team. In addition, the fund follows regulatory requirements applicable to money market funds. Those requirements are intended to limit the risks of investing in a money market fund by requiring the fund generally to invest in high quality securities with short-term remaining maturities, and be diversified as to issuers, guarantors and other liquidity providers. All securities held by the fund are U.S. dollar-denominated, and they may have fixed, variable or floating interest rates. The fund’s weighted average maturity may not exceed 60 days, and is typically much shorter.

The fund attempts to meet its investment objective by investing in:

•	Obligations issued or guaranteed as to principal and interest by the U.S. Treasury; and

•	Repurchase agreements collateralized with obligations issued or guaranteed as to principal and interest by the U.S. Treasury.

The fund also may invest in securities of other money market funds, including funds advised by the fund’s investment advisor. The Fund typically will be 100% invested in U.S. Treasury securities, but in no event less than 80%, and will invest no more than 5% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

Principal Risks

Generally. The fund invests exclusively in money market instruments. As a result, the principal risks of investing in the fund are those described in “Risks Common to the SSgA Money Market Funds,” below.

In addition, the fund is subject to the following risks:

Risk Associated with Maintaining a Stable Share Price. The ability of the fund to maintain a stable share price of $1.00 largely depends on the aggregate market value of the fund’s securities being substantially similar to the aggregate of the acquisition prices of those securities to the fund. To the extent that that aggregate market value materially varies from the aggregate of those acquisition prices, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

Concentrated Exposure to Financial Institutions. Many instruments in which the fund invests, including repurchase agreements, are issued or guaranteed as to principal or interest by banks, brokers and other financial institutions, or are collateralized by securities issued or guaranteed by those institutions. Although the fund attempts to invest only with high quality financial institutions, most financial institutions are dependent on other institutions to fulfill their obligations in the financial markets. Events that would adversely affect one financial institution or financial institutions generally also may have an adverse effect on the financial institution in which the fund invests or that serve as counterparties in transactions with the fund. Changes in the credit worthiness of any of these institutions may cause the fund a loss that affects its share price.

Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if instruments held by the fund pay interest at very low rates, the fund may generate insufficient income to pay its expenses. At such times, the fund may pay some or all of its expenses from fund assets, and generally the fund would not pay a daily dividend.

Rapid Changes in Interest Rates. The values of most instruments held by the fund are adversely affected by changes in interests rates generally, especially increases in interest rates. Rapid changes in interest rates may cause significant requests to redeem funds shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests. Significant losses could impair the fund’s ability to maintain a stable share price of $1.00.

7

SSgA PRIME MONEY MARKET FUND

INVESTMENT OBJECTIVE

SSgA Prime Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

There is no guarantee that the fund will achieve its objective.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

SSgA Prime Money Market Fund follows a disciplined investment process in which the fund’s advisor bases its decisions on the relative attractiveness of different money market instruments. The attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. Among other things, the fund’s investment manager conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated short-term credit research team. In addition, the fund follows regulatory requirements applicable to money market funds. Those requirements are intended to limit the risks of investing in a money market fund by requiring the fund generally to invest in high quality securities with short-term remaining maturities, and be diversified as to issuers, guarantors and other liquidity providers. All securities held by the fund are U.S. dollar-denominated, and they may have fixed, variable or floating interest rates. The fund’s weighted average maturity may not exceed 60 days, and is typically much shorter.

The fund attempts to meet its investment objective by investing in a broad range of money market instruments. The fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective:

•	U.S. Treasury bills, notes and bonds;

•

Obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the U.S. Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank;

•

Instruments of U.S. and foreign banks, including Eurodollar Certificates of Deposit (U.S. dollar-denominated certificates of deposit issued by a bank outside of the United States), Eurodollar Time Deposits (U.S. dollar-denominated deposits in foreign branches of U.S. banks and foreign banks), and Yankee Certificates of Deposit (U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks);

•	Commercial paper of U.S. and foreign companies;

•	Asset-backed securities, including asset-backed commercial paper;

•	Corporate obligations of U.S. and foreign companies; and

•	Repurchase agreements.

These instruments may bear fixed, variable or floating rates of interest or may be zero coupon securities. The fund also may invest in securities of other investment companies with similar investment guidelines.

Principal Risks

Generally. The fund invests exclusively in money market instruments. As a result, the principal risks of investing in the fund are those described in “Risks Common to the SSgA Money Market Funds,” below.

In addition, the fund is subject to the following risks:

Risk Associated with Maintaining a Stable Share Price. The ability of the fund to maintain a stable share price of $1.00 largely depends on the aggregate market value of the fund’s securities being substantially similar to the aggregate of the acquisition prices of those securities to the fund. To the extent that that aggregate market value materially varies from the aggregate of those acquisition prices, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

Rapid Changes in Interest Rates. The values of most instruments held by the fund are adversely affected by changes in interests rates generally, especially increases in interest rates. Rapid changes in interest rates may cause significant requests to redeem funds shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests. Significant losses could impair the fund’s ability to maintain a stable share price of $1.00.

Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if instruments held by the fund pay interest at very low rates, the fund may generate insufficient income to pay its expenses. At such times, the fund may pay some or all of its expenses from fund assets, and generally the fund would not pay a daily dividend.

Concentrated Exposure to Financial Institutions. Many instruments in which the fund invests, including repurchase agreements, are issued or guaranteed as to principal or interest by banks, brokers and other financial institutions, or are collateralized by securities issued or guaranteed by those institutions. Although the fund attempts to invest only with high quality financial institutions, most financial institutions are dependent on other institutions to fulfill their obligations in the financial markets. Events that would adversely affect one financial institution or financial institutions generally also may have an adverse effect on the financial institution in which the fund invests or that serve as counterparties in transactions with the fund. Changes in the credit worthiness of any of these institutions may cause the fund a loss that affects its share price.

8

Asset-Backed Securities Risk. The fund’s investments in asset-backed securities, which are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected) than do other types of fixed income securities.

Foreign Securities. Although the fund only will invest in U.S. dollar-denominated instruments, some of those instruments may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to U.S. banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the U.S. domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

9

RISKS COMMON TO THE SSgA MONEY MARKET FUNDS

The following are risks that are common to most money market funds, including the SSgA money market funds:

Interest Rate Risk. During periods of rising interest rates, a fund’s yield generally is lower than prevailing market rates, causing the value of the fund to fall. In periods of falling interest rates, a fund’s yield generally is higher than prevailing market rates, causing the value of the fund to rise. Typically, the more distant the expected cash flow that the fund is to receive from a security, the more sensitive the market price of the security is to movements in interest rates. If a fund owns securities that have variable or floating interest rates, as interest rates fall, the income the fund receives from those securities also will fall.

Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a fund may default on its obligation to pay scheduled interest and repay principal. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower rated issuers have higher credit risks. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the fund, may default on its payment or repurchase obligation, as the case may be. Credit risk generally is inversely related to credit quality.

Prepayment Risk and Extension Risk. Prepayment risk and extension risk apply primarily to asset-backed and mortgage-related securities and certain municipal securities.

Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date. If the fund has purchased a security at a premium, any repayment that is faster than expected reduces the market value of the security and the anticipated yield-to-maturity. Repayment of loans underlying certain securities tends to accelerate during periods of declining interest rates.

Extension risk is the risk than an issuer will exercise its right to repay principal on an obligation held by a fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, thus preventing the fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Liquidity Risk. Adverse market or economic conditions or investor perceptions may result in little or no trading activity in one or more particular securities, thus, making it difficult for a fund holding the securities to determine their values. A fund holding those securities may have to value them at prices that reflect unrealized losses, or if it elects to sell them, it may have to accept lower prices than the prices at which it is then valuing them. The fund also may not be able to sell the securities at any price.

PORTFOLIO HOLDINGS

Information about each fund’s 10 largest holdings generally is posted on the SSgA Funds’ website, www.ssgafunds.com, within 30 days following the end of each month. Additional information is included in the SSgA Funds’ periodic filings with the Securities and Exchange Commission. Those reports are available free of charge on the Securities and Exchange Commission’s EDGAR database or the Securities and Exchange Commission’s website at www.sec.gov. A description of the SSgA Funds’ policies with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information and on the SSgA Funds’ website at www.ssgafunds.com.

10

FUND MANAGEMENT

INVESTMENT ADVISOR

SSgA Funds’ Investment Advisor. SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor to each fund and as such, directs the management of each fund’s investment portfolio as well as its business affairs. As of October 31, 2012, SSgA FM had assets under management of over $263.6 billion. SSgA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, comprise State Street Global Advisors (“SSgA”), the investment management arm of State Street Corp.

SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of October 31, 2012, has over $2.0 trillion under management.

INVESTMENT MANAGEMENT FEES

The total management fee paid by each fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section for that fund. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Advisor.

In addition to any contractual expense limitation for a money market fund which is described in the Fund Summary section, the Advisor also may voluntarily reduce all or a portion of its fees and/or reimburse expenses to the extent necessary to maintain a minimum net yield for a money market fund (the “Voluntary Reduction”) which may vary from time to time and from fund to fund in the Advisor’s sole discretion. Under an agreement with SSgA Funds relating to the Voluntary Reduction, the SSgA U.S. Treasury Money Market Fund and the SSgA Prime Money Market Fund, respectively, have agreed to reimburse the Advisor for the full dollar amount of any Voluntary Reduction beginning on August 1, 2012, subject to certain limitations. A fund will not be obligated to reimburse the Advisor: more than three years after the end of the fiscal year for the fund in which the Advisor provided a Voluntary Reduction; in respect of any business day for which the net annualized one-day yield is less than 0.00%; to the extent that the amount of the reimbursement to the Advisor on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the fund on that day; to the extent that the amount of such reimbursement would cause the fund’s net yield to fall below the fund’s minimum net yield; or in respect of any fee waivers and/or expense reimbursements that are necessary to maintain a fund’s contractual total expense limit which is effective at the time of such fee waivers and/or expense reimbursements. A reimbursement to the Advisor could negatively impact the SSgA U.S. Treasury Money Market Fund’s and the SSgA Prime Money Market Fund’s future yield. There is no guarantee that either the SSgA U.S. Treasury Money Market Fund or the SSgA Prime Money Market Fund will be able to avoid a negative yield. These reimbursement payments by the fund to the investment adviser affiliates in connection with the voluntary yield waiver are considered “extraordinary expenses” and are not subject to any contractual expense limitation agreement in effect for the fund at the time of such payment. The Advisor may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from a Fund, without limitation.

A discussion of the basis for the Board of Trustees of the SSgA Funds approval of the investment advisory agreement is contained in the SSgA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2012.

For its services as the Advisor, each fund in this Prospectus pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). For the year ended August 31, 2012, the effective management fee paid, reflecting certain fee waivers and expense reimbursements, is shown below for each fund.

	Annual Management Fees (% of Average Daily Net Assets):
SSgA Fund	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements(1)
SSgA U.S. Treasury Money Market Fund	0.15%	0.00%
SSgA Prime Money Market Fund	0.15%	0.10%

(1)

Includes waivers and reimbursements that the fund’s investment advisor is contractually obligated to make as well as any voluntary waivers and reimbursements that may be revised or cancelled at any time without notice.

11

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of each SSgA Fund share is based on the net asset value (“NAV”) of the fund and the method or methods used to value fund assets as described in the following table. Share prices are determined each day that the New York Stock Exchange is open for regular trading at times also described in the following table.

SSgA Fund	Valuation Method(s) Used	Time Fund’s Share Price Determined (Eastern time)

SSgA U.S. Treasury Money Market Fund* SSgA Prime Money Market Fund*	Amortized Cost	5 p.m.

*	The SSgA money market funds reserve the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open. These funds also may establish special hours on those days to determine each fund’s NAV.

PURCHASE OF FUND SHARES

The SSgA Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSgA Funds. If the SSgA Funds believe that it has uncovered criminal activity, the SSgA Funds and their service providers may close your account and take any action they deem reasonable or required by law. The SSgA Funds reserve the right to reject any purchase order.

Minimum Investments. The funds require minimum amounts of initial investments, but no minimum amount for subsequent investments. Please see the “Fund Summaries” and the section “Purchase and Sale of Fund Shares” for the relevant minimum amount of your initial or additional investment. Holdings of related customer accounts may be aggregated for purposes of determining the minimum investment amount. “Related customer accounts” include accounts held by the same investment or retirement plan, financial institution, broker, dealer or intermediary. The funds reserve the right to increase or decrease the minimum amount required to open or maintain an account.

Purchase Dates and Times. Fund shares may be purchased on any business day at the NAV next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran’s Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays.

Order and Payment Procedures. There are several ways to invest in the SSgA Funds. The SSgA Funds require a purchase order in good form, which consists of a completed and signed application for each new account, unless the account is opened through a third party which has a signed agreement with the fund’s distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA

Funds. For additional information, including the IRA package, additional applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Large Transactions in the fund. To assist SSgA FM in managing the fund, shareholders are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible. Please notify the fund’s transfer agent at least one day in advance of transactions in excess of $25 million in the fund. The fund reserves the right to reject purchase orders in the absence of adequate notification of a purchase order in excess of the amounts stated above.

Form of Purchase Payments. All purchases made by check or wire must be in U.S. dollars. All purchases made by check shall be from a U.S. bank. Third-party checks for initial purchases and/or checks drawn on credit card accounts will not be accepted.

In-Kind Purchase of Securities. The SSgA Funds may, in their sole discretion, permit you to purchase shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the Customer Service Department at (800)  647-7327 for more information, including additional restrictions.

EXCHANGES AND TRANSFERS

Generally. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their SSgA Fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at (800) 647-7327.

Telephone Exchanges. SSgA Fund shares are exchanged on the basis of relative NAV per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. See “Redemption and Exchange Requests in Writing.” Exchanges may be made over the phone if the registrations of the two accounts are identical.

12

Account Transfers. To effect a change in account registration (for example, to add a new joint owner), a shareholder of an SSgA Fund may request to open a new account in the same SSgA Fund (referred to as a “transfer”). To effect a transfer, the fund’s transfer agent will require a completed and signed new account application, including all necessary additional documents, and a letter of instruction. The letter of instruction must include the name of the SSgA Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.

Excessive Trading. SSgA U.S. Treasury Money Market Fund and SSgA Prime Money Market Fund may take any reasonable action that they deem necessary or appropriate to prevent excessive trading in fund shares without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or part, including, without limitation, by a person whose trading activity in fund shares may be deemed harmful to the fund. While the funds attempt to discourage such excessive trading, there can be no guarantee that they will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The funds recognize that they may not always be able to detect or prevent excessive trading or other activity that may disadvantage the funds or their shareholders.

REDEMPTION OF FUND SHARES

The following is in addition to “Fund Summaries” and the section “Purchase and Sale of Fund Shares.”

Redemption Proceeds by Wire. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a U.S. bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. For SSgA Prime Money Market Fund only, the shares are redeemed and payment for the redeemed shares are sent the same day.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the SSgA Funds registration record, provided that the address has not been changed within 60 days of the redemption request. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

Telephone and Other Electronic Redemptions. Shareholders may normally redeem SSgA Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8 a.m. and 5 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and their transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, nor their distributor or transfer agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing and bear a medallion guarantee. During periods of significant or unusual economic or market activity, shareholders giving instructions by phone may encounter delays.

Redemption and Exchange Requests in Writing. In certain circumstances, an SSgA Fund shareholder will need to request to sell or exchange shares in writing. Use the addresses for purchases by mail listed under “Purchase of Fund Shares.” In order for a redemption or exchange request to be received by the Transfer Agent in good form, the shareholder may need to include additional items with the request, including a medallion guarantee if NAV of the shares being redeemed is more than $50,000. (Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.) Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.

In-Kind Redemptions. The SSgA Funds may pay any portion of the redemption amount in excess of $15 million by a distribution in-kind of readily marketable securities from the portfolio of the SSgA Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Minimum Account Size. The minimum account size is $2 million. The fund or the fund’s distributor reserves the right, each in its discretion, to close any account where the balance in any account has fallen below $2 million. In such cases, the transfer agent will give shareholders 60 days’ notice that the account will be closed unless investment is made to increase the balance of an account to the required minimum. Failure to bring the account’s balance to the required minimum may result in the fund closing the account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the fund’s records.

Suspension of Shareholder Redemptions. The SSgA U.S. Treasury Money Market Fund reserves the right to suspend the right of shareholder redemption or postpone the date of payment no more than seven days to the extent permitted by law.

13

DIVIDENDS AND DISTRIBUTIONS

Each SSgA Fund intends to declare and pay dividends as noted in the following table:

SSgA Fund	Dividends Declared	Dividends Paid

SSgA U.S. Treasury Money Market Fund	Daily	Last business day of each month or at the time a full redemption is requested.

SSgA Prime Money Market Fund	Daily	Last business day of each month or at the time a full redemption is requested.

Capital gains, if any, are usually distributed in October. Excess dividends and capital gains, if any, generally are distributed in December.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•

Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

Dividend Policy Upon Purchase. Purchase orders in good form accepted by the fund’s transfer agent and federal fund payments received by 5 p.m. Eastern time will earn the dividend on the date of purchase. All other purchases (including by check or ACH) will earn dividends on the business day after the payment has been is received.

Dividend Payment Policy Upon Redemption. Dividends will not be paid on shares on the date of redemption if the proceeds are sent the same day by wire. Dividends will be paid on shares on the date of redemption if the proceeds are sent by any other form (including check or ACH).

TAXES

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the SSgA Funds and their shareholders. The following assumes any fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

This document does not address considerations applicable to foreign shareholders. Foreign shareholders should consult their own tax advisors as to if and how U.S. federal income taxes and U.S. federal withholding requirements apply to them.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. For each SSgA Fund that invests primarily in debt instruments, including money market funds, the fund expects that distributions will consist primarily of ordinary income.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” (defined below) for individuals equal to the highest net long-term capital gains rate, which currently is 15%. In general, “qualified dividend income” is income attributable to dividends received by a fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the fund’s shares. The preferential rate for qualified dividend income is scheduled to expire for taxable years beginning after December 31, 2012, and, unless Congress acts to change current law, the tax rate on dividends will increase to 39.6% for individual shareholder taxable years beginning after December 31, 2012.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale

14

rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through a financial intermediary, that entity will provide this information to you.

Each fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

Each fund is required to withhold a legally determined portion, currently 28%, of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder’s correct taxpayer identification number and certification that the shareholder is not subject to backup withholding in the manner prescribed by the Code and the Treasury Regulations thereunder (as on a Form W-9). The applicable backup withholding tax rate is scheduled to increase to 31% for amounts distributed or paid after December 31, 2012. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

No capital gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable share price of $1.00. With that exception, if you buy shares when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the share price of the fund.

Foreign Income Taxes. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the funds. Such a fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, you would be required to include in your gross income both dividends received from the fund and your share of foreign income taxes paid by the fund. Provided certain requirements are satisfied, you would be entitled to treat the foreign income taxes paid by the funds as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain SSgA Funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Cost Basis Reporting. Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost-basis reporting are included in the Statement of Additional Information.

DISTRIBUTION ARRANGEMENTS

Distribution Plan. The SSgA Funds have adopted a distribution plan (commonly known as a “12b-1 Plan”), under which each SSgA Fund may pay distribution and other fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of fund assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments under the plan to the SSgA Funds’ distributor by an SSgA Fund are not permitted to exceed .25% of the fund’s average annual net assets. Payments to financial intermediaries providing shareholder services to the SSgA Funds are not permitted by the distribution plan to exceed .20% of average annual net assets. Any payments that are required to be made to the SSgA Funds’ distributor or a financial intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the distribution plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of an SSgA Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority.

15

Additional Compensation to Financial Intermediaries. SSgA FM or the SSgA Funds’ distributor, or one of their affiliates, out of its own resources and without additional cost to the SSgA Funds or their shareholders, may make additional cash payments, as described below, to financial intermediaries who sell shares of the SSgA Funds. Such payments and compensation may be in addition to the fees paid by the SSgA Funds in accordance with the distribution plan. These additional cash payments generally are made monthly to financial intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to financial intermediaries for inclusion of an SSgA Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the financial intermediary provides shareholder services to fund shareholders. Additional cash payments to financial intermediaries will vary. For more information regarding these arrangements, please see “Distribution and Shareholder Servicing” in the Statement of Additional Information.

From time to time, SSgA FM or the SSgA Funds’ distributor, or one of their affiliates, also may pay non-cash compensation to the sales representatives of financial intermediaries. Examples of such compensation include the following: ordinary and usual gratuities, tickets and other business entertainment; and/or sponsorship of regional or national events of financial intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the SSgA Funds’ distributor under the distribution plan.

Third-Party Transactions. The SSgA Funds have authorized certain financial intermediaries to accept purchase, redemption and exchange orders on the SSgA Funds’ behalf. The financial intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received for an SSgA Fund by a financial intermediary that has been authorized to accept orders on the fund’s behalf (or other intermediaries designated by the intermediary) prior to the time the fund’s share price is determined will be deemed accepted by the fund the same day and will be executed at that day’s closing share price. The SSgA Funds are not responsible for the failure of a financial intermediary to process a transaction for an investor in a timely manner.

If you are purchasing, selling, exchanging or holding SSgA Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

16

(This page has been left blank intentionally.)

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, whose reports, along with the fund’s financial statements, are included in the annual reports, which are available upon request by calling State Street Global Markets LLC at (800) 647-7327 or on the SSgA Funds’ website at www.ssgafunds.com.

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(c)		$ Net Realized and Unrealized Gain (Loss)		$ Total from Investment Operations		$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
U.S. Treasury Money Market Fund
August 31, 2012	1.0000	—		—	(b)	—	(b)	—	—	(b)
August 31, 2011	1.0000	—	(b)	—	(b)	—	(b)	— (b)	—	(b)
August 31, 2010	1.0000	—	(b)	—	(b)	—	(b)	— (b)	—
August 31, 2009	1.0000	.0011		.0001		.0012		(.0007)	(.0005)
August 31, 2008	1.0000	.0249		.0027		.0276		(.0276)	—

Prime Money Market Fund
August 31, 2012	1.0000	.0010		—	(b)	.0010		(.0010)	—
August 31, 2011	1.0000	.0012		—	(b)	.0012		(.0012)	—
August 31, 2010	1.0000	.0013		—	(b)	.0013		(.0013)	—	(b)
August 31, 2009	1.0000	.0094		.0010		.0104		(.0104)	—	(b)
August 31, 2008	1.0000	.0376		(.0005)		.0371		(.0371)	—

(a)	Average daily shares outstanding were used for this calculation.
(b)	Less than $.0001 per share.
(c)	May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005%.
(d)	Includes expenses related to the U.S. Treasury Guarantee Program.
(e)	Less than .005% of average net assets.
(f)	Less than .005%.

18

$ Total Distributions		$ Net Asset Value, End of Period	% Total Return		$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)		% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(c)

—	(b)	1.0000	—	(f)	4,387,962	.08		.25	—
—	(b)	1.0000	—	(f)	4,410,166	.11		.25	—	(e)
—	(b)	1.0000	—	(f)	4,215,084	.13		.25	—	(e)
(.0012)		1.0000	.12		4,120,408	.16		.25	.11
(.0276)		1.0000	2.80		4,769,072	.19		.24	2.49

(.0010)		1.0000	.10		12,072,632	.20		.25	.10
(.0012)		1.0000	.12		9,934,761	.20		.25	.12
(.0013)		1.0000	.13		12,043,331	.20		.26	.13
(.0104)		1.0000	1.04		18,404,141	.23	(d)	.28	.94
(.0371)		1.0000	3.77		14,717,852	.19		.24	3.76

19

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSgA Funds’ investments is available in the SSgA Funds’ most recent annual and semi-annual reports to shareholders. In each fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSgA Funds, including information about the SSgA Funds’ policies with respect to selective disclosure of each fund’s portfolio holdings.

The annual report and the Statement of Additional Information for the fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(877) 521-4083

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSgA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSgA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSgA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSgA Funds’ SEC File No. 811-05430

SSgAIMMSTATPRO

Filed pursuant to Rule 485(b)

File Nos. 33-19229; 811-5430

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

www.ssgafunds.com

PROSPECTUS

DECEMBER 14, 2012

SSgA TUCKERMAN ACTIVE REIT FUND

(TICKER SYMBOL: SSREX)

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

SSgA TUCKERMAN ACTIVE REIT FUND	FUND SUMMARY	TICKER SYMBOL: SSREX

INVESTMENT OBJECTIVE

SSgA Tuckerman Active REIT Fund seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.42%
Total Annual Fund Operating Expenses	1.32%
Less Fee Waivers and/or Expense Reimbursements	(0.32)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.00%*

*	The fund’s investment advisor is contractually obligated until December 31, 2013 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 1.00% of average daily net assets on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$102	$387	$693	$1,562

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA Tuckerman Active REIT Fund invests at least 80% of its net assets (plus borrowings, if any) in real estate investment trusts, or REITs. The fund is non-diversified, that is, compared with other funds, the fund may invest a greater percentage of its assets in a particular issuer. The fund attempts to meet its objective through the active selection of REITs, primarily from those securities in the Dow Jones U.S. Select REIT® Index, and across different industry types and regions based on the fundamental research of the fund’s advisor. The fund invests with a relatively long-term horizon.

In addition to REIT securities, the fund may invest up to 20% of its assets in non-REIT real estate securities, as well as equity and fixed income securities of non-real estate companies. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this fund may involve more risks, and consequently, the fund may have a more volatile share price than a fund investing primarily in a diversified portfolio of equity securities of large, established U.S. corporations.

•	Risks Common to Funds Investing Principally in Equity Securities.

•

Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

1

SSgA TUCKERMAN ACTIVE REIT FUND	FUND SUMMARY	TICKER SYMBOL: SSREX

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•

Non-Diversified Investments. To the extent the fund’s investments are weighted heavily in the securities of one or a few issuers, developments affecting those issuers are likely to have a greater impact on the fund’s share price.

•

Real Estate Securities. The fund’s investments in companies that hold or manage real estate, including REITs, are subject to many of the risks associated with direct ownership of real estate, and may be affected by changes in general and local economic conditions and lack of diversification.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2002-2011)	Lowest Quarterly Results (2002-2011)	Year-to- Date Ended
September 30, 2009: 30.54%	December 31, 2008: (41.84)%	September 30, 2012: 13.32%

Average Annual Total Returns For the Periods Ending December 31, 2011:

SSgA Tuckerman Active REIT Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	10.16%	(3.60)%	9.58%
Return After Taxes on Distributions	9.61%	(5.34)%	7.64%
Return After Taxes on Distributions and Sale of Fund Shares	6.58%	(3.55)%	7.67%
Dow Jones U.S. Select REIT® Index (reflects no deduction for fees, expenses or taxes)	9.24%	(1.96)%	10.16%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISOR

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

Amos J. Rogers, III and Sophia Banar serve as portfolio managers of the fund. They have managed the fund since 2003 and 2007, respectively.

At a meeting of the Board of Trustees of the SSgA Funds (the “Board”) held on December 4, 2012, the Board determined to appoint CBRE Clarion Securities LLC (“CBRE Clarion”) to replace The Tuckerman Group LLC as the sub-advisor to the fund effective January 1, 2013, pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between SSgA Funds Management, Inc., the current advisor for the fund (the “Advisor”), and CBRE Clarion. Effective with the appointment of CBRE Clarion on January 1, 2013 the name of the fund will be changed to the “SSgA Clarion Real Estate Fund.”

The Interim Sub-Advisory Agreement will remain in effect for a limited duration pending shareholder approval of a new subadvisory agreement (the “New Sub-Advisory Agreement”) between the Advisor and CBRE Clarion. A Proxy Statement detailing the proposal to enter into the New Sub-Advisory Agreement with CBRE Clarion is expected to be made available on the internet to shareholders on or about December 21, 2012, and a shareholder meeting is scheduled to be held on or about February 1, 2013 to consider the New Sub-Advisory Agreement.

2

SSgA TUCKERMAN ACTIVE REIT FUND	FUND SUMMARY	TICKER SYMBOL: SSREX

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

3

FUND OBJECTIVE,

STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

SSgA Tuckerman Active REIT Fund seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

SSgA Tuckerman Active REIT Fund invests at least 80% of its net assets (plus borrowings, if any) in real estate investment trusts, or REITs. A REIT is a trust or similar entity that primarily invests in or operates real estate or companies involved in the real estate industry. REITs may not have diversified holdings. The fund is non-diversified, that is, compared with other funds, the fund may invest a greater percentage of its assets in a particular issuer.

The fund attempts to meet its objective through the active selection of REITs, primarily from those securities in the Dow Jones U.S. Select REIT® Index, and across different types (for example, REITs that specialize in healthcare facilities, office properties or residential rental properties) and regions based on the fundamental research of the fund’s investment subadvisor. The fund invests with a relatively long-term horizon, and attempts to minimize turnover, while focusing on relative valuations, balance sheet strength and high growth rates.

In addition to REIT securities, the fund may invest up to 20% of its assets in non-REIT real estate securities, as well as equity and fixed income securities of non-real estate companies.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Principal Risks

Investing in this fund may involve more risks, and consequently, the fund may have a more volatile share price than a fund investing primarily in a diversified portfolio of equity securities of large, established U.S. corporations.

Generally. The fund invests principally in equity securities, albeit equity securities relating to investments in real estate. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Non-Diversified Investments. As a non-diversified fund, the fund may be more volatile than other funds. The fund may invest a larger percentage of its assets in securities of one or several issuers than a diversified fund, and thus, the performance of those issuers may have a substantial impact on the fund’s share price.

Real Estate Securities. The fund’s investments in companies that hold or manage real estate, including real estate investment trust (or REITs) are subject to many of the risks associated with direct ownership of real estate. The value of real estate (and real estate securities) may be affected by changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks. Many REITs do not have diversified holdings, making them more sensitive to changes in specific real estate markets.

4

INVESTMENT STRATEGIES COMMON TO THE SSgA FUNDS

Securities Lending. To earn additional income, a fund may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed one third (33-1/3%) of the value of its total assets via a securities lending program through the securities lending agent, State Street Bank and Trust Company, an affiliate of the fund’s investment advisor. When the fund lends its securities, it typically receives back collateral in the form of cash or high quality securities. Cash collateral typically is invested by the fund in a money market fund managed by the fund’s investment advisor or one of its affiliates, with the fund splitting the income received from the money market fund with the securities lending agent, an affiliate of the fund’s investment advisor. Collateral in the form of securities typically is held by the fund’s custodian, and the fund receives a premium for loaning its securities. That premium also is split with the securities lending agent. The fund returns the collateral when its lent securities are returned, or, in the event the lent securities are not returned, the collateral is retained or sold by the fund to compensate it for its loss.

Should a borrower of securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a fund that accepts cash collateral also will bear the risk of any decline in value of securities acquired with cash collateral, including shares of money market funds that intend to maintain a stable share price.

Cash Management. Some of the assets of a fund generally are cash or cash equivalent instruments, including money market funds managed by the fund’s investment advisor or one of its affiliates. Such cash and cash equivalent instruments are used by the fund to satisfy anticipated redemptions of fund shares, or they represent the proceeds from the sale of fund assets. Except when the fund employs temporary defensive positions or anticipates significant fund redemptions, it is not the policy of the fund to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, a fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the fund may not achieve its investment objective.

Risks Common to Funds Investing Principally in Equity Securities

The following are risks that are common to most equity funds, including the fund:

Market, Industry and Specific Holdings. The share price of a fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments. The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.

Liquidity. Adverse market or economic conditions may result in limited or no trading market for certain securities held by a fund. Under these conditions it may be difficult for the fund to determine the market price or, alternatively, fair value, of those securities if the fund must sell those securities on short notice, such as to meet redemption requests from fund shareholders.

PORTFOLIO HOLDINGS

Information about the fund’s 10 largest holdings generally is posted on the SSgA Funds’ website, www.ssgafunds.com, within 30 days following the end of each month. Additional information is included in the SSgA Funds’ periodic filings with the Securities and Exchange Commission. Those reports are available free of charge on the Securities and Exchange Commission’s EDGAR database or the Securities and Exchange Commission’s website at www.sec.gov. A description of the SSgA Funds’ policies with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information and on the SSgA Funds’ website at www.ssgafunds.com.

5

FUND MANAGEMENT

INVESTMENT ADVISOR

SSgA Funds’ Investment Advisor. SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor to each fund and as such, directs the management of each fund’s investment portfolio as well as its business affairs. As of October 31, 2012, SSgA FM had assets under management of over $263.6 billion. SSgA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, comprise State Street Global Advisors (“SSgA”), the investment management arm of State Street Corp.

SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of October 31, 2012, has over $2.0 trillion under management.

Investment Subadvisor to SSgA Tuckerman Active REIT Fund. Until December 31, 2012, The Tuckerman Group, LLC (“Tuckerman”), 4 International Drive, Suite 230, Rye Brook, NY 10773, serves as the investment subadvisor to SSgA FM with respect to SSgA Tuckerman Active REIT Fund, and as such directs the management of that fund’s investment portfolio. With respect to SSgA Tuckerman Active REIT Fund, SSgA FM provides reporting, operational and compliance services, as well as general oversight of that fund’s investment subadvisor. As of October 31, 2012, Tuckerman had assets under management of over $9.7 billion. Tuckerman is part of State Street Global Alliance LLC. Tuckerman focuses on real estate investments and strategic advisory services for institutional and individual clients through a series of specialized programs. Its capabilities include direct, private real estate investments as well as management of public real estate securities portfolios, such as real estate investment trusts. Tuckerman brings to its clients years of considerable investment, development (ground-up and value added), asset management, leasing and capital market experience.

CBRE Clarion Securities LLC (“CBRE Clarion”) will replace Tuckerman as the sub-advisor to the fund effective January 1,

2013, pursuant to an interim sub-advisory agreement between SSgA Funds Management, Inc. and CBRE Clarion. Effective with the appointment of CBRE Clarion on January 1, 2013 the name of the fund will be changed to the “SSgA Clarion Real Estate Fund.”

INVESTMENT MANAGEMENT FEES

The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Advisor.

For its services as the Advisor, the fund pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). For the year ended August 31, 2012, the effective management fee paid, reflecting certain fee waivers and expense reimbursements, is shown below:

SSgA Fund	Annual Management Fee (% of Average Daily Net Assets):
	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements
SSgA Tuckerman Active REIT Fund	0.65%	0.33%

A discussion of the basis for the Board of Trustees of the SSgA Funds approval of the investment advisory agreement is contained in the SSgA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2012.

PORTFOLIO MANAGEMENT

The fund is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. The portfolio management team is overseen by the SSgA Investment Committee. The table below shows the investment experience of the portfolio managers for the fund. The fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the SSgA Funds that they manage.

SSgA Fund	Portfolio Manager(s)	Experience

SSgA Tuckerman Active REIT Fund	Amos J. Rogers III	Investment professional for 21 years, the last 9 years withSSgA FM or its affiliates. He leads SSgA’s real estate investment business.

	Sophia Banar	Investment professional for 6 years, the last 6 years with SSgA FM or its affiliates.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of shares of the fund is based on the net asset value (“NAV”) of the fund and the method or methods used to value fund assets. Share prices are determined each day that the New York Stock Exchange is open for regular trading as of the close of the New York Stock Exchange (ordinarily 4 p.m.). The value of individual instruments held by the fund generally are valued at:

•	Market value (generally determined at the closing time of the market on which they are traded);

6

•	Fair value (when market quotations are not readily available or subsequent events suggest the market quotation no longer is reliable); and

•	Amortized cost (for debt securities maturing within 60 days).

PURCHASE OF FUND SHARES

The SSgA Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSgA Funds. If the SSgA Funds believe that it has uncovered criminal activity, the SSgA Funds and their service providers may close your account and take any action they deem reasonable or required by law.  The SSgA Funds reserve the right to reject any purchase order.

INVESTING IN SSgA FUND SHARES

This section of the prospectus explains the basics of doing business with the SSgA Funds. Carefully read each topic. The policies set forth below regarding the purchase, redemption and exchange of SSgA Fund shares are in addition to the “Purchase and Sale of Fund Shares” section contained in the “Fund Summary” portion of this Prospectus. The SSgA Funds reserve the right to change the following policies, without notice to shareholders; except that any modification or termination of the exchange privileges set forth herein will be preceded by 60 days’ advance notice to shareholders. Please call or check online for current information. Requests for transactions in the SSgA Funds will be processed when they are received in “good order.” “Good order” means that the request is in an accurate and complete form, and is deemed satisfied when all applicable documents are received in such accurate and complete form, i.e., a signed application, medallion-guaranteed documents, and, for a purchase request, the check or wired funds have cleared.

PURCHASING SHARES

The SSgA Funds reserve the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account. Investment minimums may differ for certain categories of investors.

Minimum Purchase Amounts

Minimum and Initial Investments. Please see “Fund Summaries-Purchase and Sale of Fund Shares” for the relevant minimum amount of your initial or additional investment in the fund.

Holdings in Related Accounts. Holdings of related customer accounts may be aggregated for purposes of determining the minimum investment amount. Related customer accounts are accounts registered in the same name and include accounts held by the same investment or retirement plan, financial institution, broker, dealer or intermediary.

How to Initiate a Purchase Request

If you currently do not have an account with the SSgA Funds and you would like to establish a new account, you must submit a New Account Application. To open certain types of accounts, such as IRAs, you will be required to submit an account-specific application. If you intend to add certain investor services offered by the SSgA Funds, such as Automatic Investment Plan and withdrawals, and check-writing on money market funds, you also will be required to submit a Service Option Form. See Service Options. If you are opening an account through a financial intermediary, such as a bank or broker, the financial intermediary should have the documents that you will need.

Account Applications and Other Documents. You may find many of the forms necessary to open an account online or by calling or writing to the SSgA Funds. See Contacting the SSgA Funds.

Opening Accounts and Purchasing By Telephone. You may call the SSgA Funds to request that the account-opening forms be sent to you or for assistance in completing the necessary paperwork. Once an account has been established, you may also call the SSgA Funds to request a purchase of shares. See Contacting the SSgA Funds.

Opening Accounts and Purchasing By Mail. You may send the SSgA Funds your account registration form and check to open a new account. To add to an existing account, you may send your check with a written request. You also may send a written request to the SSgA Funds to make an exchange. For the SSgA Funds’ addresses, see Contacting the SSgA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

How to Pay for a Purchase

By Wire. Please call the SSgA Funds for instructions and policies on purchasing shares by wire. See Contacting the SSgA Funds. All wires should be in U.S. dollars and immediately available funds.

By Check. You may send a check to make initial or additional purchases to your fund account. Make your check payable to “SSgA Funds” and include the appropriate fund name and account number (e.g, “SSgA Tuckerman Active REIT Fund—a/c #xxx”) in the memo section of the check.

By Exchange. You may purchase shares of an SSgA Fund, provided the Funds’ minimum investment is met, using the proceeds from the simultaneous redemption of shares of another SSgA Fund of the same class. You may initiate an exchange by telephone, or by mail. See Exchanging Shares.

In-Kind Purchase of SSgA Fund Shares. The SSgA Funds may permit you to purchase SSgA Fund shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the SSgA Funds for more information, including additional restrictions. See Contacting the SSgA Funds.

7

Trade Dates-Purchases

The trade date for any purchase request received in good order will depend on the day and time the SSgA Funds receive your request, the manner in which you are paying, and the type of fund you are purchasing. Each SSgA Fund’s NAV is calculated only on business days, that is, those days that the New York Stock Exchange (NYSE) is open for regular trading.

For Purchases by Check, Exchange or Wire. If the purchase request is received in good order by the SSgA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the trade date will be the next business day.

If your purchase request is not in good order, it may be rejected.

For further information about purchase transactions, consult our website at www.ssgafunds.com or see Contacting the SSgA Funds.

Other Purchase Policies You Should Know

Check Purchases. All checks used to purchase SSgA Fund shares must be drawn on a U.S. bank and in U.S. dollars. The SSgA Funds will not accept any third-party check used for an initial purchase of fund shares, or any check drawn on a credit card account for any purpose.

New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the SSgA Funds reserve the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. The SSgA Funds reserve the right to stop selling fund shares or to reject any purchase request at any time and without notice, including purchases requested by exchange from another SSgA Fund. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Purchases Through Pension Plans. If you are purchasing SSgA Fund shares through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

REDEEMING SHARES

By Telephone. You may call the SSgA Funds to request a redemption of shares. See Contacting the SSgA Funds.

By Mail. You may send a written request to the SSgA Funds to redeem from a fund account or to make an exchange. See Contacting the SSgA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

Trade Date-Redemptions

The trade date for any redemption request received in good order will depend on the day and time the SSgA Funds receive your request in good order and the manner in which you are redeeming.

Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

If the redemption request is received in good order by the SSgA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the request will be processed the same day using that day’s NAV. If the redemption request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the request will be the next business day.

How to Receive Redemption Proceeds

By Electronic Bank Transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated by telephone, or by mail.

By Wire. When redeeming shares of an SSgA Fund, you may instruct the SSgA Funds to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Shares will be redeemed from the account on the day that the redemption instructions are received in good order and the proceeds wire will normally be sent the next day. The wire redemption option is not automatic; you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. The SSgA Funds typically do not charge you a fee for wiring redemption proceeds, although it reserves the right to do so. Your bank may charge a fee for receiving a wire. You are encouraged to check with your bank before initiating any transaction.

By Exchange. You may have the proceeds of an SSgA Fund redemption invested directly into shares of another SSgA Fund of the same class. You may initiate an exchange by telephone, or by mail.

By Check. You may have the proceeds of an SSgA Funds redemption paid by check and sent to the address shown on the SSgA Funds registration record. The SSgA Funds will mail you a redemption check, generally payable to all registered account owners, normally by the next business day of your trade date.

8

Other Redemption Policies that You Should Know

Redemptions within 15 Days of Purchase. If you purchased SSgA Fund shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the SSgA Funds generally will postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following purchases paid by federal funds wire or by bank cashier’s check, certified check or treasurer’s check.

Address Changes. If your address of record has been changed within 30 days of the redemption request, the request must be in writing and bear a medallion guarantee.

Significant/Unusual Economic or Market Activity. During periods of significant or unusual economic or market activity, you may encounter delays attempting to give instructions by phone.

Minimum Account Size. The minimum account size is $500. You will receive 60 days’ notice that your account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring your account balance to the required minimum may result in the fund closing your account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the fund’s records.

In-Kind Redemptions. The SSgA Funds may pay any portion of the amount of the redemption proceeds in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the SSgA Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Large Redemptions. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than 7 days to the extent permitted by the 1940 Act.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one SSgA Fund to simultaneously purchase shares of a different SSgA Fund. The account holding the original shares must be registered in the same name as the account holding the new shares received in the exchange. You may make exchange requests by telephone, or by mail. See Purchasing Shares and Redeeming Shares. Each exchange request must be for shares of an SSgA Fund and meet the Funds minimum investment amount for a new account or with a value of $100 or more for existing accounts. To exchange into an SSgA Fund you must otherwise be eligible to purchase shares of the fund into which you are exchanging.

If the NYSE is open for trading (generally until 4 p.m. Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. Please note that the SSgA Funds reserve the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason; provided, that shareholders will be provided 60 days’ advance notice of any modification or termination of the exchange privilege.

Frequent-Trading Limits

Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the SSgA Funds. The Funds do not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Excessive Trading into and out of an SSgA Fund may harm the fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs.

The Board of Trustees of the SSgA Funds has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the SSgA Funds reserve the right to reject any exchanges or purchase orders or to suspend redemptions by any shareholder engaging in Excessive Trading activities.

As a means to protect the funds and their shareholders from Excessive Trading:

•

The SSgA Funds’ transfer agent compiles, monitors and reports account-level information on underlying shareholder activity using two proprietary systems, which are implemented on a risk-based approach designed to identify trading that could adversely impact the SSgA Funds;

•

The SSgA Funds’ distributor has obtained information from each financial intermediary holding shares in an omnibus account with the SSgA Funds regarding whether the intermediary has adopted and maintains procedures that are reasonably designed to protect the funds against harmful short-term trading; and

•

With respect to SSgA Funds that invest in securities that trade on foreign markets, pursuant to the SSgA Funds’ fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.

Under the Policy, Excessive Trading includes certain “Round Trip” transactions (a purchase or exchange and redemption or exchange within the same SSgA Fund, excluding the SSgA money market funds), and uses the following notification process:

•

If the SSgA Funds discover that an investor or a client of an intermediary has engaged in Excessive Trading, the SSgA Fund’s distributor may send a notice to the account owner or intermediary informing them that the account issued a warning and future Excessive Trading may result in further action including suspension or termination of the account;

9

•

If the same account engages in another Round Trip following the issuance of a warning, the SSgA Funds’ distributor will instruct SSgA Funds’ transfer agent or intermediary to stop all future purchases on the account for a period of 90 days which will prevent the account from effecting further purchases of the SSgA Fund;

•

At the end of 90 days from the date the Stop Purchase instruction was placed on the account, the Stop Purchase instruction will be removed and the account will be eligible to accept additional purchases; and

•

If, after the Stop Purchase instruction has been removed, the account continues to engage in Excessive Trading, the SSgA Funds’ distributor will take appropriate action, which may include issuing additional alert notices, placing further Stop Trading instruction(s) on the account or directing immediate account closure.

Notwithstanding the foregoing notification process, the SSgA Funds may take any reasonable action that they deem necessary or appropriate in support of the SSgA Funds’ Policy without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or in part, including, without limitation, by a person whose trading activity in fund shares may be deemed harmful to the SSgA Funds. While the SSgA Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSgA Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the funds or its shareholders.

An SSgA Fund shareholder’s right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions.

Service Options

Dividend Option. You may set up your SSgA Fund account to reinvest any dividend or capital gains distribution that you receive as a fund shareholder into the same or a different SSgA Fund, or have any dividend or capital gain paid by check, by wire or by check to a special payee.

Automatic Withdrawal Plan-By Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Automatic Withdrawal Plan-By Bank Transfer. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the application. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000. Proceeds from such withdrawals will be transmitted to the investor’s bank two business days after the trade is placed or executed automatically.

Telephone Redemptions and Exchanges. You may set up your SSgA Fund account so that if you request over the telephone to redeem SSgA Fund shares, the redemption proceeds will automatically be wired to a designated bank account. You also may set up your account to permit the SSgA Funds to act on your telephonic instructions to exchange SSgA Funds shares or to establish a systematic exchange plan. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one SSgA Fund to another SSgA Fund.

Automatic Investment Plan. Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking account. Once this option has been established, you may call the SSgA Funds to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it.

Account Transfers

To effect a change in account registration (for example, to add a new joint owner), a shareholder of an SSgA Fund may request to open a new account in the same SSgA Fund (referred to as a “transfer”). To effect a transfer, the SSgA Funds require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the SSgA Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.

Responsibility for Fraud

The SSgA Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact the SSgA Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Investing in the SSgA Funds Through a Financial Intermediary

You may purchase or sell shares of most of the SSgA Funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, the SSgA Funds reserve the right, without notice, to:

•	Alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time;

10

•	Accept initial purchases by telephone;

•

Freeze any account and/or suspend account services if the SSgA Funds has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred;

•

Temporarily freeze any account and/or suspend account services upon initial notification to the SSgA Funds of the death of the shareholder until the SSgA Funds receive required documentation in good order;

•	Alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and

•	Redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity the SSgA Funds believe to be suspicious, fraudulent, or illegal.

Changes may affect any or all investors. These actions will be taken when, at the sole discretion of the SSgA FM management, we reasonably believe they are deemed to be in the best interest of the SSgA Fund.

DIVIDENDS AND DISTRIBUTIONS

The fund intends to declare and pay dividends monthly.

Capital gains, if any, are usually distributed in October. Excess dividends and capital gains, if any, generally are distributed in December.

When the fund pays a dividend or capital gains, the NAV per share is reduced by the amount of the payment. Income dividends and capital gains distributions will be paid in additional shares on the record date unless you have elected to receive them in cash.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•

Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

TAXES

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the fund and its shareholders. The following assumes any fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

This document does not address considerations applicable to foreign shareholders. Foreign shareholders should consult their own tax advisors as to if and how U.S. federal income taxes and U.S. federal withholding requirements apply to them.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. As the fund invests primarily in debt instruments, it expects that distributions will consist primarily of ordinary income.

Under current U.S. federal income tax law (in effect for taxable years beginning on or before December 31, 2012), distributions of earnings from qualifying dividends received by the fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied. The preferential rate for qualified dividend income is scheduled to expire for taxable years beginning after December 31, 2012, and unless Congress acts to change current law, the tax rate on dividends will increase to 39.6% for individual shareholder tax years beginning after December 31, 2012. As the fund invests primarily in debt instruments, it does not expect a significant portion of fund distributions to be derived from qualified dividend income.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax

11

liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the fund through a financial intermediary, that entity will provide this information to you.

The fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

The fund is required to withhold a legally determined portion, currently 28%, of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder’s correct taxpayer identification number and certification that the shareholder is not subject to backup withholding in the manner prescribed by the Code and the Treasury Regulations thereunder (as on a Form W-9). The applicable backup withholding tax rate is scheduled to increase to 31% for amounts distributed or paid after December 31, 2012. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in the fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

If you buy shares when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the share price of the fund.

Foreign Income Taxes. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the funds. Such a fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, you would be required to include in your gross income both dividends received from the fund and your share of foreign income taxes paid by the fund. Provided certain requirements are satisfied, you would be entitled to treat the foreign income taxes paid by the funds as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain SSgA Funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Cost Basis Reporting. Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost-basis reporting are included in the Statement of Additional Information.

DISTRIBUTION ARRANGEMENTS

Distribution Plan. The SSgA Funds have adopted a distribution plan (commonly known as a “12b-1 Plan”), under which each SSgA Fund may pay distribution and other fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of fund assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments under the plan to the SSgA Funds’ distributor by an SSgA Fund are not permitted to exceed .25% of the fund’s average annual net assets. Payments to financial intermediaries providing shareholder services to the SSgA Funds are not permitted by the distribution plan to exceed .20% of average annual net assets. Any payments that are required to be made to the SSgA Funds’ distributor or a financial intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the distribution plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of an SSgA Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority.

12

Additional Compensation to Financial Intermediaries. SSgA FM or the SSgA Funds’ distributor, or one of their affiliates, out of its own resources and without additional cost to the SSgA Funds or their shareholders, may make additional cash payments, as described below, to financial intermediaries who sell shares of the SSgA Funds. Such payments and compensation may be in addition to the fees paid by the SSgA Funds in accordance with the distribution plan. These additional cash payments generally are made monthly to financial intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to financial intermediaries for inclusion of an SSgA Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the financial intermediary provides shareholder services to fund shareholders. Additional cash payments to financial intermediaries will vary. For more information regarding these arrangements, please see “Distribution and Shareholder Servicing” in the Statement of Additional Information.

From time to time, SSgA FM or the SSgA Funds’ distributor, or one of their affiliates, also may pay non-cash compensation to the sales representatives of financial intermediaries. Examples of such compensation include the following: ordinary and usual gratuities, tickets and other business entertainment; and/or sponsorship of regional or national events of financial intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the SSgA Funds’ distributor under the distribution plan.

Third-Party Transactions. The SSgA Funds have authorized certain financial intermediaries to accept purchase, redemption and exchange orders on the SSgA Funds’ behalf. The financial intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received for an SSgA Fund by a financial intermediary that has been authorized to accept orders on the fund’s behalf (or other intermediaries designated by the intermediary) prior to the time the fund’s share price is determined will be deemed accepted by the fund the same day and will be executed at that day’s closing share price. The SSgA Funds are not responsible for the failure of a financial intermediary to process a transaction for an investor in a timely manner.

If you are purchasing, selling, exchanging or holding SSgA Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

13

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, whose reports, along with the fund’s financial statements, are included in the annual reports, which are available upon request by calling State Street Global Markets LLC at (800) 647-7327 or on the SSgA Funds’ website at www.ssgafunds.com.

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Tuckerman Active REIT Fund
August 31, 2012	11.07	.21	2.00	2.21	(.17)	—
August 31, 2011	9.49	.14	1.60	1.74	(.16)	—
August 31, 2010	7.48	.21	2.06	2.27	(.26)	—
August 31, 2009	14.00	.28	(5.80)	(5.52)	(.27)	(.73)
August 31, 2008	19.58	.26	(1.31)	(1.05)	(.24)	(4.29)

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005%.

14

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(b)	% Portfolio Turnover Rate

(.17)	13.11	20.22	62,155	1.00	1.32	1.76	21
(.16)	11.07	18.41	58,135	1.00	1.26	1.29	12
(.26)	9.49	30.77	59,738	1.00	1.31	2.46	36
(1.00)	7.48	(39.82)	75,511	1.00	1.29	3.88	55
(4.53)	14.00	(6.47)	158,284	1.00	1.10	1.73	35

15

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSgA Funds’ investments is available in the SSgA Funds’ most recent annual and semi-annual reports to shareholders. In each fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSgA Funds, including information about the SSgA Funds’ policies with respect to selective disclosure of each fund’s portfolio holdings.

The annual report and the Statement of Additional Information for the fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSgA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSgA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSgA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSgA Funds’ SEC File No. 811-05430

SSGATARSTATPRO

Filed pursuant to Rule 485(b)
File Nos. 33-19229; 811-5430

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

www.ssgafunds.com

PROSPECTUS

DECEMBER 14, 2012

SSgA S&P 500 INDEX FUND

(TICKER SYMBOL: SVSPX)

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

STATE STREET MASTER FUNDS HAS ALSO EXECUTED THIS REGISTRATION STATEMENT.

SSgA S&P 500 INDEX FUND	FUND SUMMARY	TICKER SYMBOL: SVSPX

INVESTMENT OBJECTIVE

SSgA S&P 500 Index Fund seeks to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s® 500 Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. As a shareholder in the State Street Equity 500 Index Portfolio (the “Portfolio”), the fund bears and the table reflects its ratable share of the Portfolio’s expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The example below also reflects the expenses of both the fund and the Portfolio.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee (1)	0.045%
Distribution and Shareholder Service (12b-1) Fees	0.071%
Other Expenses	0.074%
Total Annual Fund Operating Expenses	0.190%
Less Fee Waivers and/or Expense Reimbursements	(0.010)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.180%*

(1)	Amounts reflect the total expenses of the Portfolio and the fund.

*	The fund’s investment advisor is contractually obligated until December 31, 2013 to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.18% of average daily net assets on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$18	$60	$106	$242

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). As a shareholder of the Portfolio, the fund bears its ratable share of the transaction costs associated with the portfolio turnover of the Portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the Portfolio’s turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

There is no assurance that the fund will achieve its investment objective, and you could lose money by investing in the fund. SSgA S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, the “master fund” that has the same investment objective as, and investment policies that are substantially similar to those of, the fund. This is commonly referred to as a “master/feeder” complex, with the fund serving as the “feeder” fund and the Portfolio serving as the “master” fund. The Portfolio uses a passive management strategy designed to track the performance of the S&P 500. The Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

The Portfolio is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolio, using a “passive” or “indexing” investment approach, attempts to replicate, before expenses, the performance of the S&P 500.

Under normal market conditions, the Portfolio will not invest less than 80% of its total assets in stocks in the Index. The fund attempts to replicate the investment performance of the S&P 500 Index and generally intends to invest, via the Portfolio, in all 500 stocks comprising the S&P 500 in approximate proportion to their weightings in the Index. However, it may not be possible or practicable to purchase all 500 stocks of the S&P 500 Index in those weightings. When it is not possible or practicable to purchase all 500 stocks of

1

SSgA S&P 500 INDEX FUND	FUND SUMMARY	TICKER SYMBOL: SVSPX

the S&P 500 Index in those weightings, the Portfolio may purchase a representative sample of the stocks listed in the S&P 500 Index in proportion expected by the investment advisor to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Portfolio may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Shareholders will receive 60 days’ notice prior to a change in the 80% investment policy.

In addition to common stocks in the S&P 500 Index, the Portfolio may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Portfolio might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Portfolio might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Portfolio may also enter into other derivatives transactions, including the use of options or swap transactions, to assist in attempting to replicate the performance of the Index. The Portfolio may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Portfolio.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•

Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•

Index Tracking Risk. The Portfolio’s return may not match the return of the Index for a number of reasons. For example, the return on the securities and other investments selected by the investment advisor may not correlate precisely with the return on the Index. The Portfolio incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Portfolio may not be fully invested at times, either as a result of cash flows into or out of the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The return on the sample of securities purchased by the Portfolio, or futures or other derivative positions taken by the Portfolio, to replicate the performance of the Index may not correlate precisely with the return of the Index.

•

Large-Capitalization Securities. Because the S&P 500 includes mainly large U.S. companies, the Portfolio’s emphasis on securities issued by large capitalization companies makes it susceptible to the risks of investing in larger companies. Large-capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods.

•

Master/Feeder Structure Risk. The ability of the fund to meet its investment objective and redeem investors is directly related to the ability of the master fund to meet its objective and redeem fund interests in the master fund. The ability of the fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the Portfolio. SSgA Funds Management, Inc., the fund’s investment advisor, also serves as investment advisor to the Portfolio. For example, the investment advisor may have an economic incentive to maintain the fund’s investment in the Portfolio at a time when it might otherwise choose not to do so. The trustees and officers of the fund will consider any conflict between the fund and the Portfolio and take such actions as they deem appropriate.

•

Derivatives. The Portfolio’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Portfolio may not be able to close out a derivative transaction at a favorable time or price.

•

Passive Strategy/Index Risk. The Portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Portfolio may hold constituent securities of the S&P 500 regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio’s return to be lower than if the Portfolio employed an active strategy.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

2

SSgA S&P 500 INDEX FUNd	FUND SUMMARY	TICKER SYMBOL: SVSPX

PERFORMANCE

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results(2002-2011)	Lowest Quarterly Results(2002-2011)	Year-to- Date Ended
June 30, 2009: 15.84%	December 31, 2008: (21.89)%	September 30, 2012: 16.53%

Average Annual Total Returns for the Periods Ending December 31, 2011:

SSgA S&P 500 Index Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	1.86%	(0.39)%	2.76%
Return After Taxes on Distributions	1.17%	(0.77)%	2.40%
Return After Taxes on Distributions and Sale of Fund Shares	1.21%	(0.44)%	2.27%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.25)%	2.92%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISOR

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

Karl Schneider and John Tucker serve as portfolio managers of the Portfolio. They have managed the Portfolio since 2004 and 2007, respectively.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$10,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, investment retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

3

SSgA S&P 500 INDEX FUND	FUND SUMMARY	TICKER SYMBOL: SVSPX

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

FUND OBJECTIVE,

STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

SSgA S&P 500 Index Fund seeks to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s® 500 Index.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

There is no guarantee that the fund will achieve its objective and you could lose money by investing in the fund.

SSgA S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, which has the same investment objective as, and investment policies that are substantially similar to those of, the fund (commonly referred to as a “master/feeder” complex, with the fund serving as the “feeder” fund and the Portfolio serving as the “master” fund). To the extent that there is a material change in a fund’s investment objective, shareholders will be provided with reasonable notice.

The Portfolio uses a passive management strategy designed to track the performance of the S&P 500. The Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

The Portfolio generally intends to invest in all 500 stocks comprising the S&P 500 in approximate proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Portfolio may purchase a sample of the stocks in the Index in proportions expected by the investment advisor to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Portfolio may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Under normal market conditions, the Portfolio will not invest less than 80% of its total assets in stocks in the Index. Shareholders will receive 60 days’ notice prior to a change in the 80% investment policy.

The Portfolio is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolio utilizes a “passive” or “indexing” investment approach, attempting to replicate the investment performance of the S&P 500 Index, before expenses. To the extent that the Portfolio may not be able to purchase all 500 stocks of the S&P 500 Index, the Portfolio will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings.

In addition to the common stocks in the S&P 500 Index, the Portfolio also may purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Portfolio might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Portfolio might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Portfolio may also enter into derivatives transactions, including the use of options or swap transactions, to assist in attempting to replicate the performance of the Index. The Portfolio may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Portfolio.

The S&P 500. The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from a number of sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange, Inc. (the “NYSE”). Stocks in the S&P 500 are weighted according to their float adjusted market capitalizations (i.e., the number of shares outstanding multiplied by the stock’s current price). The companies selected for inclusion in the S&P 500 are those of large publicly held companies which generally have the largest market values within their respective industries. The composition of the S&P 500 is determined by Standard & Poor’s and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. “Standard & Poor’s,” “S&P,” “S&P 500,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund and the Portfolio. The fund and the Portfolio are not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund and the Portfolio.

For additional investment strategies pursued by the Portfolio, see “Investment Strategies Common to the SSgA Funds.”

Principal Risks

Index Futures Contracts and Related Options. The Portfolio may buy and sell futures contracts on the Index and options on those futures contracts. An “index futures” contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the Index between the time when the Portfolio enters into and closes out an index future or option transaction, the Portfolio realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts on the Index will not correlate precisely with changes in the value of the Index. In those

5

cases, use of futures contracts and related options might decrease the correlation between the return of the Portfolio and the return of the Index. In addition, the Portfolio incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. These costs typically have the effect of reducing the correlation between the return of the Portfolio and the return of the Index. Because the secondary market for futures contracts and options may be illiquid, the Portfolio may have to hold a contract or option when the investment advisor would otherwise have sold it, or it may only be able to sell at a price lower than what the investment advisor believes is the fair value of the contract or option, thereby potentially reducing the return of the Portfolio.

Other Derivative Transactions. The Portfolio may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under “Index Futures Contracts and Related Options.” In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the Portfolio’s ability to realize any investment return on such transactions may depend on the counter- party’s ability or willingness to meet its obligations.

Securities Lending. The Portfolio may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and the Portfolio will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, the Portfolio will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Portfolio will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Portfolio will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral. The Portfolio will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage the Portfolio.

Comparison Index. The S&P 500 is a capitalization-weighted index of 500 industry-leading stocks and is widely regarded to be representative of the stock market in general. The S&P 500 is unmanaged and does not reflect the actual cost of investing in the instruments that comprise the index. Additionally, the returns of the S&P 500 Index do not reflect the effect of fees, expenses and taxes.

INVESTMENT STRATEGIES COMMON TO THE SSgA FUNDS

Securities Lending. To earn additional income, a fund may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed one third (33-1/3%) of the value of its total assets via a securities lending program through the securities lending agent, State Street Bank and Trust Company, an affiliate of the fund’s investment advisor. When the fund lends its securities, it typically receives back collateral in the form of cash or high quality securities. Cash collateral typically is invested by the fund in a money market fund managed by the fund’s investment advisor or one of its affiliates, with the fund splitting the income received from the money market fund with the securities lending agent, an affiliate of the fund’s investment advisor. Collateral in the form of securities typically is held by the fund’s custodian, and the fund receives a premium for loaning its securities. That premium also is split with the securities lending agent. The fund returns the collateral when its lent securities are returned, or, in the event the lent securities are not returned, the collateral is retained or sold by the fund to compensate it for its loss.

Should a borrower of securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a fund that accepts cash collateral also will bear the risk of any decline in value of securities acquired with cash collateral, including shares of money market funds that intend to maintain a stable share price.

Cash Management. Some of the assets of a fund generally are cash or cash equivalent instruments, including money market funds managed by the fund’s investment advisor or one of its affiliates. Such cash and cash equivalent instruments are used by the fund to satisfy anticipated redemptions of fund shares, or they represent the proceeds from the sale of fund assets. Except when the fund employs temporary defensive positions or anticipates significant fund redemptions, it is not the policy of the fund to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, a fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the fund may not achieve its investment objective.

RISKS COMMON TO FUNDS INVESTING PRINCIPALLY IN EQUITY SECURITIES

The following are risks that are common to most equity funds, including the fund:

Market, Industry and Specific Holdings. The share price of a fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund

6

may have substantial investments. The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.

Liquidity. Adverse market or economic conditions may result in limited or no trading market for certain securities held by a fund. Under these conditions it may be difficult for the fund to determine the market price or, alternatively, fair value, of those securities if the fund must sell those securities on short notice, such as to meet redemption requests from fund shareholders.

PORTFOLIO HOLDINGS

Information about the Portfolio’s 10 largest holdings generally is posted on the SSgA Funds’ website, www.ssgafunds.com, within 30 days following the end of each month. Additional information is included in the SSgA Funds’ periodic filings with the Securities and Exchange Commission. Those reports are available free of charge on the Securities and Exchange Commission’s EDGAR database or the Securities and Exchange Commission’s website at www.sec.gov. A description of the SSgA Funds’ policies with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information and on the SSgA Funds’ website at www.ssgafunds.com.

7

FUND MANAGEMENT

INVESTMENT ADVISOR

SSgA Funds’ Investment Advisor. SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor to each fund and as such, directs the management of each fund’s investment portfolio as well as its business affairs. As of October 31, 2012, SSgA FM had assets under management of over $263.6 billion. SSgA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, comprise State Street Global Advisors (“SSgA”), the investment management arm of State Street Corp.

SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of October 31, 2012, has over $2.0 trillion under management.

INVESTMENT MANAGEMENT FEES

The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Advisor.

For its services as the Advisor, the fund pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). For the year ended August 31, 2012, the effective management fee paid, reflecting certain fee waivers and expense reimbursements, is shown below:

SSgA Fund	Annual Management Fee (% of Average Daily Net Assets):
	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements
SSgA S&P 500 Index Fund	0.045%	0.035%

The S&P 500 Index Fund pays no fee directly to the Advisor for so long as assets of the fund are invested in the Portfolio. The Portfolio makes payments to the Advisor for the Advisor’s advisory services and for State Street’s custody, transfer agency and administration services in the amount of .045% of average daily net assets on an annual basis, calculated daily and paid monthly. As a shareholder in the Portfolio, the S&P 500 Index Fund bears its ratable share of the Portfolio’s expenses, and at the same time continues to pay its own fees and expenses.

A discussion of the basis for the Board of Trustees of the SSgA Funds approval of the investment advisory agreement is contained in the SSgA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2012.

PORTFOLIO MANAGEMENT

The fund is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. The portfolio management team is overseen by the SSgA Investment Committee. The table below shows the investment experience of the portfolio managers for the fund. The fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the SSgA Funds that they manage.

SSgA Fund	Portfolio Manager(s)	Experience

SSgA S&P 500 Index Fund	Karl Schneider	Investment professional for 16 years, the last 16 years with SSgA FM or its affiliates.
	John A. Tucker	Investment professional for 24 years, the last 24 years with State Street or its affiliates. He is Co-Head of Passive Equity Strategies in North America in SSgA’s Global Equity Beta Solutions Group.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of shares of the fund is based on the net asset value (“NAV”) of the fund and the method or methods used to value fund assets. Share prices are determined each day that the New York Stock Exchange is open for regular trading as of the close of the New York Stock Exchange (ordinarily 4 p.m.). The value of individual instruments held by the fund generally are valued at:

•	Market value (generally determined at the closing time of the market on which they are traded);

•	Fair value (when market quotations are not readily available or subsequent events suggest the market quotation no longer is reliable); and

•	Amortized cost (for debt securities maturing within 60 days).

8

PURCHASE OF FUND SHARES

The SSgA Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSgA Funds. If the SSgA Funds believe that it has uncovered criminal activity, the SSgA Funds and their service providers may close your account and take any action they deem reasonable or required by law. The SSgA Funds reserve the right to reject any purchase order.

INVESTING IN SSgA FUND SHARES

This section of the prospectus explains the basics of doing business with the SSgA Funds. Carefully read each topic. The policies set forth below regarding the purchase, redemption and exchange of SSgA Fund shares are in addition to the “Purchase and Sale of Fund Shares” section contained in the “Fund Summary” portion of this Prospectus. The SSgA Funds reserve the right to change the following policies, without notice to shareholders; except that any modification or termination of the exchange privileges set forth herein will be preceded by 60 days’ advance notice to shareholders. Please call or check online for current information. Requests for transactions in the SSgA Funds will be processed when they are received in “good order.” “Good order” means that the request is in an accurate and complete form, and is deemed satisfied when all applicable documents are received in such accurate and complete form, i.e., a signed application, medallion-guaranteed documents, and, for a purchase request, the check or wired funds have cleared.

PURCHASING SHARES

The SSgA Funds reserve the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account. Investment minimums may differ for certain categories of investors.

Minimum Purchase Amounts

Minimum and Initial Investments. Please see “Fund Summaries-Purchase and Sale of Fund Shares” for the relevant minimum amount of your initial or additional investment in the fund.

Holdings in Related Accounts. Holdings of related customer accounts may be aggregated for purposes of determining the minimum investment amount. Related customer accounts are accounts registered in the same name and include accounts held by the same investment or retirement plan, financial institution, broker, dealer or intermediary.

How to Initiate a Purchase Request

If you currently do not have an account with the SSgA Funds and you would like to establish a new account, you must submit a New Account Application. To open certain types of accounts, such as IRAs, you will be required to submit an account-specific application. If you intend to add certain investor services offered by the SSgA Funds, such as Automatic Investment Plan and withdrawals, and check-writing on money market funds, you also will be required to submit a Service Option Form. See Service Options. If you are opening an account through a financial intermediary, such as a bank or broker, the financial intermediary should have the documents that you will need.

Account Applications and Other Documents. You may find many of the forms necessary to open an account online or by calling or writing to the SSgA Funds. See Contacting the SSgA Funds.

Opening Accounts and Purchasing By Telephone. You may call the SSgA Funds to request that the account-opening forms be sent to you or for assistance in completing the necessary paperwork. Once an account has been established, you may also call the SSgA Funds to request a purchase of shares. See Contacting the SSgA Funds.

Opening Accounts and Purchasing By Mail. You may send the SSgA Funds your account registration form and check to open a new account. To add to an existing account, you may send your check with a written request. You also may send a written request to the SSgA Funds to make an exchange. For the SSgA Funds’ addresses, see Contacting the SSgA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

How to Pay for a Purchase

By Wire. Please call the SSgA Funds for instructions and policies on purchasing shares by wire. See Contacting the SSgA Funds. All wires should be in U.S. dollars and immediately available funds.

By Check. You may send a check to make initial or additional purchases to your fund account. Make your check payable to “SSgA Funds” and include the appropriate fund name and account number (e.g, “SSgA S&P 500 Index Fund—a/c #xxx”) in the memo section of the check.

By Exchange. You may purchase shares of an SSgA Fund, provided the Funds’ minimum investment is met, using the proceeds from the simultaneous redemption of shares of another SSgA Fund of the same class. You may initiate an exchange by telephone, or by mail. See Exchanging Shares.

In-Kind Purchase of SSgA Fund Shares. The SSgA Funds may permit you to purchase SSgA Fund shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the SSgA Funds for more information, including additional restrictions. See Contacting the SSgA Funds.

Trade Dates-Purchases

The trade date for any purchase request received in good order will depend on the day and time the SSgA Funds

9

receive your request, the manner in which you are paying, and the type of fund you are purchasing. Each SSgA Fund’s NAV is calculated only on business days, that is, those days that the New York Stock Exchange (NYSE) is open for regular trading.

For Purchases by Check, Exchange or Wire. If the purchase request is received in good order by the SSgA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the trade date will be the next business day.

If your purchase request is not in good order, it may be rejected.

For further information about purchase transactions, consult our website at www.ssgafunds.com or see Contacting the SSgA Funds.

Other Purchase Policies You Should Know

Check Purchases. All checks used to purchase SSgA Fund shares must be drawn on a U.S. bank and in U.S. dollars. The SSgA Funds will not accept any third-party check used for an initial purchase of fund shares, or any check drawn on a credit card account for any purpose.

New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the SSgA Funds reserve the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. The SSgA Funds reserve the right to stop selling fund shares or to reject any purchase request at any time and without notice, including purchases requested by exchange from another SSgA Fund. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Purchases Through Pension Plans. If you are purchasing SSgA Fund shares through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

REDEEMING SHARES

By Telephone. You may call the SSgA Funds to request a redemption of shares. See Contacting the SSgA Funds.

By Mail. You may send a written request to the SSgA Funds to redeem from a fund account or to make an exchange. See Contacting the SSgA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

Trade Date-Redemptions

The trade date for any redemption request received in good order will depend on the day and time the SSgA Funds receive your request in good order and the manner in which you are redeeming.

Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

If the redemption request is received in good order by the SSgA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the request will be processed the same day using that day’s NAV. If the redemption request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the request will be the next business day.

How to Receive Redemption Proceeds

By Electronic Bank Transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated by telephone, or by mail.

By Wire. When redeeming shares of an SSgA Fund, you may instruct the SSgA Funds to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Shares will be redeemed from the account on the day that the redemption instructions are received in good order and the proceeds wire will normally be sent the next day. The wire redemption option is not automatic; you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. The SSgA Funds typically do not charge you a fee for wiring redemption proceeds, although it reserves the right to do so. Your bank may charge a fee for receiving a wire. You are encouraged to check with your bank before initiating any transaction.

By Exchange. You may have the proceeds of an SSgA Fund redemption invested directly into shares of another SSgA Fund of the same class. You may initiate an exchange by telephone, or by mail.

By Check. You may have the proceeds of an SSgA Funds redemption paid by check and sent to the address shown on the SSgA Funds registration record. The SSgA Funds will mail you a redemption check, generally payable to all registered account owners, normally by the next business day of your trade date.

Other Redemption Policies that You Should Know

Redemptions within 15 Days of Purchase. If you purchased SSgA Fund shares by check or an automatic investment program and you elect to redeem shares within 15 days of the

10

purchase, you may experience delays in receiving redemption proceeds. In this case, the SSgA Funds generally will postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following purchases paid by federal funds wire or by bank cashier’s check, certified check or treasurer’s check.

Address Changes. If your address of record has been changed within 30 days of the redemption request, the request must be in writing and bear a medallion guarantee.

Significant/Unusual Economic or Market Activity. During periods of significant or unusual economic or market activity, you may encounter delays attempting to give instructions by phone.

Minimum Account Size. The minimum account size for a shareholder of the fund who established accounts with the fund on or after December 24, 1997 is $10,000; the minimum account size for the fund is $500 if the account was established prior to that date. You will receive 60 days’ notice that your account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring your account balance to the required minimum may result in the fund closing your account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the fund’s records.

In-Kind Redemptions. The SSgA Funds may pay any portion of the amount of the redemption proceeds in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the SSgA Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Large Redemptions. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than 7 days to the extent permitted by the 1940 Act.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one SSgA Fund to simultaneously purchase shares of a different SSgA Fund. The account holding the original shares must be registered in the same name as the account holding the new shares received in the exchange. You may make exchange requests by telephone, or by mail. See Purchasing Shares and Redeeming Shares. Each exchange request must be for shares of an SSgA Fund and meet the Funds minimum investment amount for a new account or with a value of $100 or more for existing accounts. To exchange into an SSgA Fund you must otherwise be eligible to purchase shares of the fund into which you are exchanging.

If the NYSE is open for trading (generally until 4 p.m. Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. Please note that the SSgA Funds reserve the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason; provided, that shareholders will be provided 60 days’ advance notice of any modification or termination of the exchange privilege.

Frequent-Trading Limits

Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the SSgA Funds. The Funds do not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Excessive Trading into and out of an SSgA Fund may harm the fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs.

The Board of Trustees of the SSgA Funds has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the SSgA Funds reserve the right to reject any exchanges or purchase orders or to suspend redemptions by any shareholder engaging in Excessive Trading activities.

As a means to protect the funds and their shareholders from Excessive Trading:

•

The SSgA Funds’ transfer agent compiles, monitors and reports account-level information on underlying shareholder activity using two proprietary systems, which are implemented on a risk-based approach designed to identify trading that could adversely impact the SSgA Funds;

•

The SSgA Funds’ distributor has obtained information from each financial intermediary holding shares in an omnibus account with the SSgA Funds regarding whether the intermediary has adopted and maintains procedures that are reasonably designed to protect the funds against harmful short-term trading; and

•

With respect to SSgA Funds that invest in securities that trade on foreign markets, pursuant to the SSgA Funds’ fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.

Under the Policy, Excessive Trading includes certain “Round Trip” transactions (a purchase or exchange and redemption or exchange within the same SSgA Fund, excluding the SSgA money market funds), and uses the following notification process:

•

If the SSgA Funds discover that an investor or a client of an intermediary has engaged in Excessive Trading, the SSgA Fund’s distributor may send a notice to the account owner or intermediary informing them that the account issued a warning and future Excessive Trading may result in further action including suspension or termination of the account;

11

•

If the same account engages in another Round Trip following the issuance of a warning, the SSgA Funds’ distributor will instruct SSgA Funds’ transfer agent or intermediary to stop all future purchases on the account for a period of 90 days which will prevent the account from effecting further purchases of the SSgA Fund;

•

At the end of 90 days from the date the Stop Purchase instruction was placed on the account, the Stop Purchase instruction will be removed and the account will be eligible to accept additional purchases; and

•

If, after the Stop Purchase instruction has been removed, the account continues to engage in Excessive Trading, the SSgA Funds’ distributor will take appropriate action, which may include issuing additional alert notices, placing further Stop Trading instruction(s) on the account or directing immediate account closure.

Notwithstanding the foregoing notification process, the SSgA Funds may take any reasonable action that they deem necessary or appropriate in support of the SSgA Funds’ Policy without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or in part, including, without limitation, by a person whose trading activity in fund shares may be deemed harmful to the SSgA Funds. While the SSgA Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSgA Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the funds or its shareholders.

An SSgA Fund shareholder’s right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions.

Service Options

Dividend Option. You may set up your SSgA Fund account to reinvest any dividend or capital gains distribution that you receive as a fund shareholder into the same or a different SSgA Fund, or have any dividend or capital gain paid by check, by wire or by check to a special payee.

Automatic Withdrawal Plan-By Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Automatic Withdrawal Plan-By Bank Transfer. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the application. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000. Proceeds from such withdrawals will be transmitted to the investor’s bank two business days after the trade is placed or executed automatically.

Telephone Redemptions and Exchanges. You may set up your SSgA Fund account so that if you request over the telephone to redeem SSgA Fund shares, the redemption proceeds will automatically be wired to a designated bank account. You also may set up your account to permit the SSgA Funds to act on your telephonic instructions to exchange SSgA Funds shares or to establish a systematic exchange plan. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one SSgA Fund to another SSgA Fund.

Automatic Investment Plan. Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking account. Once this option has been established, you may call the SSgA Funds to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it.

Account Transfers

To effect a change in account registration (for example, to add a new joint owner), a shareholder of an SSgA Fund may request to open a new account in the same SSgA Fund (referred to as a “transfer”). To effect a transfer, the SSgA Funds require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the SSgA Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.

Responsibility for Fraud

The SSgA Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact the SSgA Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Investing in the SSgA Funds Through a Financial Intermediary

You may purchase or sell shares of most of the SSgA Funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

12

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, the SSgA Funds reserve the right, without notice, to:

•	Alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time;

•	Accept initial purchases by telephone;

•

Freeze any account and/or suspend account services if the SSgA Funds has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred;

•

Temporarily freeze any account and/or suspend account services upon initial notification to the SSgA Funds of the death of the shareholder until the SSgA Funds receive required documentation in good order;

•	Alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and

•	Redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity the SSgA Funds believe to be suspicious, fraudulent, or illegal.

Changes may affect any or all investors. These actions will be taken when, at the sole discretion of the SSgA FM management, we reasonably believe they are deemed to be in the best interest of the SSgA Fund.

DIVIDENDS AND DISTRIBUTIONS

The fund intends to declare dividends quarterly and pay dividends quarterly.

Capital gains, if any, are usually distributed in October. Excess dividends and capital gains, if any, generally are distributed in December.

When the fund pays a dividend or capital gains, the NAV per share is reduced by the amount of the payment. Income dividends and capital gains distributions will be paid in additional shares on the record date unless you have elected to receive them in cash.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•

Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.
•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

TAXES

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the SSgA Funds and their shareholders. The following assumes any fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

This document does not address considerations applicable to foreign shareholders. Foreign shareholders should consult their own tax advisors as to if and how U.S. federal income taxes and U.S. federal withholding requirements apply to them.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. For each SSgA Fund that invests primarily in debt instruments, including money market funds, the fund expects that distributions will consist primarily of ordinary income.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” (defined below) for individuals equal to the highest net long-term capital gains rate, which currently is 15%. In general, “qualified dividend income” is income attributable to dividends received by a fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the fund’s shares. The preferential rate for qualified dividend income is scheduled to expire for taxable years beginning after December 31, 2012, and, unless Congress acts to change current law, the tax rate on dividends will increase to 39.6% for individual shareholder taxable years beginning after December 31, 2012.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital

13

loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through a financial intermediary, that entity will provide this information to you.

Each fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

Each fund is required to withhold a legally determined portion, currently 28%, of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder’s correct taxpayer identification number and certification that the shareholder is not subject to backup withholding in the manner prescribed by the Code and the Treasury Regulations thereunder (as on a Form W-9). The applicable backup withholding tax rate is scheduled to increase to 31% for amounts distributed or paid after December 31, 2012. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

If you buy shares when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the share price of the fund.

Foreign Income Taxes. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the funds. Such a fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, you would be required to include in your gross income both dividends received from the fund and your share of foreign income taxes paid by the fund. Provided certain requirements are satisfied, you would be entitled to treat the foreign income taxes paid by the funds as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain SSgA Funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Cost Basis Reporting. Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost-basis reporting are included in the Statement of Additional Information.

DISTRIBUTION ARRANGEMENTS

Distribution Plan. The SSgA Funds have adopted a distribution plan (commonly known as a “12b-1 Plan”), under which each SSgA Fund may pay distribution and other fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of fund assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments under the plan to the SSgA Funds’ distributor by an SSgA Fund are not permitted to exceed .25% of the fund’s

14

average annual net assets. Payments to financial intermediaries providing shareholder services to the SSgA Funds are not permitted by the distribution plan to exceed .20% of average annual net assets. Any payments that are required to be made to the SSgA Funds’ distributor or a financial intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the distribution plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of an SSgA Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority.

Additional Compensation to Financial Intermediaries. SSgA FM or the SSgA Funds’ distributor, or one of their affiliates, out of its own resources and without additional cost to the SSgA Funds or their shareholders, may make additional cash payments, as described below, to financial intermediaries who sell shares of the SSgA Funds. Such payments and compensation may be in addition to the fees paid by the SSgA Funds in accordance with the distribution plan. These additional cash payments generally are made monthly to financial intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to financial intermediaries for inclusion of an SSgA Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the financial intermediary provides shareholder services to fund shareholders. Additional cash payments to financial intermediaries will vary. For more information regarding these arrangements, please see “Distribution and Shareholder Servicing” in the Statement of Additional Information.

From time to time, SSgA FM or the SSgA Funds’ distributor, or one of their affiliates, also may pay non-cash compensation to the sales representatives of financial intermediaries. Examples of such compensation include the following: ordinary and usual gratuities, tickets and other business entertainment; and/or sponsorship of regional or national events of financial intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the SSgA Funds’ distributor under the distribution plan.

Third-Party Transactions. The SSgA Funds have authorized certain financial intermediaries to accept purchase, redemption and exchange orders on the SSgA Funds’ behalf. The financial intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received for an SSgA Fund by a financial intermediary that has been authorized to accept orders on the fund’s behalf (or other intermediaries designated by the intermediary) prior to the time the fund’s share price is determined will be deemed accepted by the fund the same day and will be executed at that day’s closing share price. The SSgA Funds are not responsible for the failure of a financial intermediary to process a transaction for an investor in a timely manner.

If you are purchasing, selling, exchanging or holding SSgA Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

INFORMATION REGARDING

STANDARD & POOR’S CORPORATION

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the SSgA S&P 500 Index Fund through State Street Equity 500 Index Portfolio, the master fund to SSgA S&P 500 Index Fund. SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. Standard & Poor’s makes no representation or warranty, express or implied, to the shareholders of SSgA S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in SSgA S&P 500 Index Fund particularly or the ability of the S&P 500® Index to track general stock market performance. Standard & Poor’s only relationship to SSgA S&P 500 Index Fund is the licensing of certain trademarks and trade names of Standard & Poor’s including the S&P 500® Index, which is determined, composed and calculated by Standard & Poor’s without regard to SSgA S&P 500 Index Fund. Standard & Poor’s has no obligation to take the needs of the shareholders of SSgA S&P 500 Index Fund into consideration in determining, composing or calculating this Index. Standard & Poor’s is not responsible for and has not participated in the determination of the prices and amount of SSgA S&P 500 Index Fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of SSgA S&P 500 Index Fund are to be redeemed. Standard & Poor’s has no obligation or liability in connection with the administration, marketing or trading of SSgA S&P 500 Index Fund.

Standard & Poor’s does not guarantee the accuracy and/or the completeness of the index or any data included therein and Standard & Poor’s shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor’s makes no warranty, express or implied, as to results to be obtained by SSgA S&P 500 Index Fund or the shareholders of SSgA S&P 500 Index Fund or any other person or entity from the use of the index or any data included therein. Standard & Poor’s makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor’s have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

15

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, whose reports, along with the fund’s financial statements, are included in the annual reports, which are available upon request by calling State Street Global Markets LLC at (800) 647-7327 or on the SSgA Funds’ website at www.ssgafunds.com.

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(c)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income
August 31, 2012	20.09	.47	3.09	3.56	(.47)
August 31, 2011	17.31	.38	2.78	3.16	(.38)
August 31, 2010	16.83	.33	.48	.81	(.33)
August 31, 2009	21.17	.37	(4.30)	(3.93)	(.41)
August 31, 2008	24.33	.45	(3.17)	(2.72)	(.44)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Expense ratios include the Fund’s share of the Master Portfolio’s allocated expenses.
(c)	May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005%.
(d)	Unaudited.

16

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)(c)	% Ratio of Expenses to Average Net Assets, Gross(b)	% Ratio of Net Investment Income to Average Net Assets(c)	% Portfolio Turnover Rate of the Master Portfolio(d)
(.47)	23.18	18.00	1,131,262	.18	.19	2.21	19
(.38)	20.09	18.26	1,126,485	.18	.19	1.82	2
(.33)	17.31	4.77	1,246,140	.18	.19	1.84	13
(.41)	16.83	(18.29)	1,375,449	.18	.20	2.45	8
(.44)	21.17	(11.34)	1,530,849	.18	.18	1.89	13

17

Contacting the SSgA Funds

Online:	www.ssgafunds.com	24 hours a day, 7 days a week
Phone:	800-647-7327	Monday – Friday 8 am – 5 pm EST

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds	SSgA Funds
P.O. Box 8317	30 Dan Road
Boston, Massachusetts 02266-8317	Canton, Massachusetts 02021

18

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSgA Funds’ investments is available in the SSgA Funds’ most recent annual and semi-annual reports to shareholders. In each fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSgA Funds, including information about the SSgA Funds’ policies with respect to selective disclosure of each fund’s portfolio holdings.

The annual report and the Statement of Additional Information for the fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSgA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSgA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSgA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSgA Funds’ SEC File No. 811-05430

SSgAS&PSTATPRO

Filed pursuant to Rule 485(b)
File Nos. 33-19229; 811-5430

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

www.ssgafunds.com

PROSPECTUS

DECEMBER 14, 2012

SSgA EMERGING MARKETS FUND

SELECT CLASS SHARES

(TICKER SYMBOL: SEMSX)

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

The Select Class Shares of the SSgA Emerging Markets Fund may not be purchased by individuals directly, but must be purchased through a third party financial intermediary that is permitted by contract with the SSgA Funds or the fund’s distributor to offer the fund’s Select Class Shares.

SSgA EMERGING MARKETS FUND	FUND SUMMARY	TICKER SYMBOL: SEMSX

INVESTMENT OBJECTIVE

SSgA Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.03%
Other Expenses	0.27%
Total Annual Fund Operating Expenses	1.05%

EXAMPLE

This example is intended to help you compare the cost of investing in Select Class Shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Select Class Shares of the fund for the time periods indicated, and then redeem all of your Select Class Shares of the fund at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements. The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$107	$334	$579	$1,283

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 74% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the fund’s advisor to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI Emerging Markets Index, the fund’s benchmark.

The fund’s advisor employs a proprietary quantitative model to assist in country and stock selection, which the advisor believes are the keys to achieving the fund’s objective. This model is intended to help determine the relative attractiveness of the countries and securities within the fund’s investment universe. In addition, the model assists the advisor in controlling the fund’s exposure to risks relative to the fund’s benchmark. The model is based on the historical relationships of certain economic and financial factors applicable to issuers and/or countries (such as measures of value, sentiment and share price momentum) to past performance. It allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments. The advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. From time to time, the advisor will make a qualitative judgment to deviate from the model, but only if it believes that certain current information is not fully reflected in the model.

The fund may invest in common and preferred equity securities, publicly traded in the U.S. or in foreign countries in developed or emerging markets, securities convertible into common stocks, initial public offerings, equity swaps, equity futures, currency forwards, index swaps, structured equity notes, equity linked notes, American Depository Receipts and participation certificates.

The fund may use futures, forwards, swaps and certain other instruments to seek to generate returns. The fund’s use of futures, forwards, swaps and certain other instruments provides financial leverage. Through the use of leverage, the fund’s total investment exposure could far exceed the value of its portfolio holdings and its investment returns could depend upon the performance of equities and currencies that the fund does not own.

The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

1

SSgA EMERGING MARKETS FUND	FUND SUMMARY	TICKER SYMBOL: SEMSX

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this fund may involve more risk, and consequently, the fund may have a more volatile share price, than a fund investing primarily in equity securities of large, established U.S. corporations.

•	Risks Common to Funds Investing Principally in Equity Securities.

•

Market, Industry and Specific Holdings — The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk — The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•

Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

•

Foreign Securities, including Emerging Market Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•

American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). ADRs and GDRs held by the fund have the same currency and economic risks as the underlying shares they represent, as well as the risks associated with foreign securities.

•

Derivatives. Investments in a derivative instrument could lose more than the principal amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

•

Futures Risk. The risk of loss in trading futures contracts in some strategies is potentially unlimited. The entire amount invested in futures contracts could be lost. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a fund may invest. Participation in the futures markets, as well as the use of various forward contracts, involves investment risks and transaction costs to which the fund would not be subject absent the use of these strategies. If the fund’s predictions of movements in the direction of the securities, fixed income or currencies markets are inaccurate, the adverse consequences to the fund may leave the fund in a worse position than if such strategies were not used.

•

Forward Currency Contracts. The fund may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions to generate returns consistent with the fund’s investment objective and strategies. A forward contract involves an obligation to purchase or sell a specific currency. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.

•

Swaps. A swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

2

SSgA EMERGING MARKETS FUND	FUND SUMMARY	TICKER SYMBOL: SEMSX

•

Participation Certificates. Participation certificates are issued by banks or broker-dealers and are designed to offer a return linked to a security, index of securities or other asset. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate and are subject to counterparty risk.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the performance fund’s Select Class Shares has varied from year to year, and the table immediately below the chart shows the performance of the fund’s Select Class Shares over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. Performance information for Select Class Shares before their inception (March 1, 2006) is derived from the historical performance of the fund’s Institutional Class Shares, adjusted for differences in the operating expenses of the two classes The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. The fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2002-2011)	Lowest Quarterly Results (2002-2011)	Year-to- Date Ended
June 30, 2009: 31.35%	September 30, 2008: (29.88)%	September 30, 2012: 9.26%

Average Annual Total Returns For the Periods Ending December 31, 2011

SSgA Emerging Markets Fund Select Class Shares(1)	1 Year	5 Years*	10 Years*
Return Before Taxes	(18.83)%	0.52%	13.13%
Return After Taxes on Distributions	(19.35)%	(0.37)%	12.36%
Return After Taxes on Distributions and Sale of Fund Shares	(12.24)%	0.36%	11.80%
MSCI® Emerging Markets Index (Gross) (reflects no deduction for fees, expenses or taxes)	(18.17)%	2.70%	14.20%
MSCI® Emerging Markets Index (Net) (reflects no deduction for fees, expenses or taxes)	(18.42)%	2.40%	13.86%

(1)

The Select Class began operating on March 1, 2006. Performance for the fund’s Select Class before inception is derived from the historical performance of the Institutional Class. The returns shown above do not reflect deduction of the lower distribution fees and shareholder services fees applicable to the Select Class. The returns of the Select Class would have been higher than the Institutional Class due to the lower distribution and shareholder servicing fees.

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISOR

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

Chris Laine and Jean-Christophe De Beaulieu serve as portfolio managers of the fund. They have managed the fund since 2007 and 2012, respectively.

PURCHASE AND SALE OF FUND SHARES

Select Class Shares of the fund are offered without a sales commission by State Street Global Markets, LLC, the fund’s distributor. Select Class Shares may not be purchased by individuals directly from the fund, but must be purchased through a third party financial intermediary, such as advisors, securities brokers, banks and financial institutions or other industry professionals or organizations, that have entered into

3

SSgA EMERGING MARKETS FUND	FUND SUMMARY	TICKER SYMBOL: SEMSX

a shareholder servicing agreement with the fund’s distributor or with the fund with respect to investment of its customer accounts in Select Class Shares. Information on intermediaries offering Select Class Shares is available by calling the distributor at (800) 647-7327.

Individual shareholder accounts held through a financial intermediary that maintains one or more accounts with the funds (including fee-based wrap accounts, investment retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement. Each intermediary, however, is expected to maintain in its omnibus account for its clients or in client accounts arranged through the intermediary, Select Class Shares with a net asset value of at least $15 million. If an intermediary does not maintain in its client omnibus account or in client accounts arranged through the intermediary, Select Class Shares with a value of at least $15 million, the fund may close the account, in which case, the fund would redeem the Select Class Shares held by or allocated to a shareholder through the intermediary.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327

between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you hold your Select Class Shares at your bank, broker or other financial intermediary, please contact that financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

FUND OBJECTIVE,

STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

SSgA Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

There is no guarantee that the fund will achieve its objective.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the fund’s advisor to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI Emerging Markets Index, the fund’s benchmark.

The fund’s advisor employs a proprietary quantitative model to assist in country and stock selection, which the advisor believes are the keys to achieving the fund’s objective. This model is intended to help determine the relative attractiveness of the countries and securities within the fund’s investment universe. In addition, the model assists the advisor in controlling the fund’s exposure to risks relative to the fund’s benchmark. The model is based on the historical relationships of certain economic and financial factors applicable to issuers and/or countries (such as measures of value, sentiment and share price momentum) to past performance.

The model allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. The advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered. From time to time, the advisor will make a qualitative judgment to deviate from the model, but only if it believes that certain information measured by the model is not fully reflected in.

The fund may invest in common and preferred equity securities, publicly traded in the U.S. or in foreign countries in developed or emerging markets, securities convertible into common stocks, initial public offerings, equity swaps, equity futures, currency forwards, index swaps, structured equity notes, equity linked notes, American Depository Receipts, and participation certificates.

The fund may use futures, forwards, swaps and certain other instruments to seek to generate returns. The fund’s use of futures, forwards, swaps and certain other instruments provides financial leverage. Through the use of leverage, the fund’s total investment exposure could far exceed the value of its portfolio holdings and its investment returns could depend upon the performance of equities and currencies that the fund does not own.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Principal Risks

Investing in this fund may involve more risk, and consequently, the fund may have a more volatile share price, than a fund investing primarily in equity securities of large, established U.S. corporations.

Generally. The fund invests principally in equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment advisor monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

Foreign Securities, including Emerging Markets Equity Securities. To the extent the fund holds foreign securities, financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which the fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. The fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

5

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the fund’s benchmark is concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

American Depositary Receipts (ADRs) and Global Depositary Receipts. ADRs and GDRs are certificates that represent ownership of a specific number of shares of a non-U.S. issuer and which trade on a U.S. exchange. ADRs held by the fund have the same currency and economic risks as the underlying shares they represent. They also are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

Derivatives. Investments in a derivative instrument could lose more than the principal amount invested. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The fund may invest in futures, forwards, swaps and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in equity securities, currencies or other investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

Forward Currency Contracts. The fund may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions to generate returns consistent with the fund’s investment objective and strategies. Forward foreign currency exchange transactions will be conducted on either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.

Futures Risk. The risk of loss in trading futures contracts in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The entire amount invested in futures contracts could be lost. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a fund may invest.

Participation in the futures markets, as well as the use of various forward contracts, involves investment risks and transaction costs to which the fund would not be subject absent the use of these strategies. If the fund’s predictions of movements in the direction of the securities, fixed income or currencies markets are inaccurate, the adverse consequences to the fund may leave the fund in a worse position than if such strategies were not used.

Risks inherent in the use of futures contracts and forwards include: (i) dependence on the ability to predict correctly movements in the direction of securities prices, currency rates or interest rates; (ii) imperfect correlation between the price of the derivative instrument and the underlying asset, reference rate or index; (iii) the fact that skills needed to use these strategies are different from those needed for traditional portfolio management; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for over-the-counter derivative products and structured notes, additional credit risk, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the derivative is based and (vii) the possible inability of the fund to purchase or sell a portfolio holding at a time that otherwise would be favorable for it to do so, or the possible need to sell the holding at a disadvantageous time, due to the requirement that the fund maintain “cover” or collateral securities in connection with use of certain derivatives.

The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in the futures contract.

Furthermore, regulatory requirements to set aside liquid assets to meet obligations with respect to derivatives may result in the fund being unable to purchase or sell securities or instruments when it would otherwise be favorable to do so, or in the fund needing to sell holdings at a disadvantageous time. The fund may also be unable to close out its positions when desired. Investments in derivatives can cause the fund to be more volatile and can result in significant losses. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances. Upon the expiration of a particular contract, the sub-adviser may wish to retain the fund’s position in the derivative instrument by

6

entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. In addition, the Dodd-Frank Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Funds may invest.

Leverage Risk. There is a heightened risk of loss associated with the fund’s use of leverage. As part of the fund’s principal investment strategy, the fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. The futures contracts, forward contracts, swaps and certain other derivatives provide financial leverage by creating additional investment exposure, as well as the potential for greater loss. The net asset value of the fund will be more volatile and sensitive to market movements as a result of the use of financial leverage. Leverage can exaggerate the effect of any increase or decrease in the value of securities held by the Fund. Leverage may involve the creation of a liability that requires the fund to pay interest. The use of leverage may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.

Swaps Risk. A swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Highly customized swaps transactions in particular may increase liquidity risk. Although the Fund will not borrow money in order to increase its trading activities, highly leveraged swap transactions may experience substantial gains or losses in value as a result of relatively small changes in the value or level of an underlying or related market factor. In evaluating the risks and contractual obligations associated with a particular swap transaction, it is important to consider that a swap transaction may be modified or terminated only by mutual consent of the original parties and subject to agreement on individually negotiated terms. Therefore, it may not be possible for the Fund to modify, terminate, or offset the pool’s obligations or the pool’s exposure to the risks associated with a transaction prior to its scheduled termination date.

Participation Certificates. From time to time, the fund may invest in participation certificates, that is, an interest in a pool of assets that provides the holder of the interest the economic rights of the underlying assets but generally not the voting rights, if any. Participation certificates typically are used by the fund to provide exposure to a non-U.S. market in an efficient manner and provide exposure to markets that may restrict foreign ownership. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. Participation certificates are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the fund. Participation certificates constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the fund is relying on the creditworthiness of such counterparty and has no rights under a participation certificate against the issuer of the underlying security. The holder of a participation certificate generally will be entitled to receive from the issuing bank or broker-dealer any dividends paid in connection with the underlying security; however, the holder of the participation certificate does not have voting rights, as the holder would if it owned the underlying security directly.

7

INVESTMENT STRATEGIES COMMON TO THE SSgA FUNDS

Securities Lending. To earn additional income, a fund may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed one third (33-1/3%) of the value of its total assets via a securities lending program through the securities lending agent, State Street Bank and Trust Company, an affiliate of the fund’s investment advisor. When the fund lends its securities, it typically receives back collateral in the form of cash or high quality securities. Cash collateral typically is invested by the fund in a money market fund managed by the fund’s investment advisor or one of its affiliates, with the fund splitting the income received from the money market fund with the securities lending agent, an affiliate of the fund’s investment advisor. Collateral in the form of securities typically is held by the fund’s custodian, and the fund receives a premium for loaning its securities. That premium also is split with the securities lending agent. The fund returns the collateral when its lent securities are returned, or, in the event the lent securities are not returned, the collateral is retained or sold by the fund to compensate it for its loss.

Should a borrower of securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a fund that accepts cash collateral also will bear the risk of any decline in value of securities acquired with cash collateral, including shares of money market funds that intend to maintain a stable share price.

Cash Management. Some of the assets of a fund generally are cash or cash equivalent instruments, including money market funds managed by the fund’s investment advisor or one of its affiliates. Such cash and cash equivalent instruments are used by the fund to satisfy anticipated redemptions of fund shares, or they represent the proceeds from the sale of fund assets. Except when the fund employs temporary defensive positions or anticipates significant fund redemptions, it is not the policy of the fund to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, a fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the fund may not achieve its investment objective.

Risks Common to Funds Investing Principally in Equity Securities

The following are risks that are common to most equity funds, including the fund:

Market, Industry and Specific Holdings. The share price of a fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments. The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.

Liquidity. Adverse market or economic conditions may result in limited or no trading market for certain securities held by a fund. Under these conditions it may be difficult for the fund to determine the market price or, alternatively, fair value, of those securities if the fund must sell those securities on short notice, such as to meet redemption requests from fund shareholders.

PORTFOLIO HOLDINGS

Information about each fund’s 10 largest holdings generally is posted on the SSgA Funds’ website, www.ssgafunds.com, within 30 days following the end of each month. Additional information is included in the SSgA Funds’ periodic filings with the Securities and Exchange Commission. Those reports are available free of charge on the Securities and Exchange Commission’s EDGAR database or the Securities and Exchange Commission’s website at www.sec.gov. A description of the SSgA Funds’ policies with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information and on the SSgA Funds’ website at www.ssgafunds.com.

8

FUND MANAGEMENT

INVESTMENT ADVISOR

SSgA Funds’ Investment Advisor. SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor to each fund and as such, directs the management of each fund’s investment portfolio as well as its business affairs. As of October 31, 2012, SSgA FM had assets under management of over $263.6 billion. SSgA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, comprise State Street Global Advisors (“SSgA”), the investment management arm of State Street Corp.

SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of October 31, 2012, has over $2.0 trillion under management.

INVESTMENT MANAGEMENT FEES

The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Advisor.

The Annual Fund Operating Expense table for the fund listed in the table below does not reflect that the Advisor waived its management fee and/or reimbursed expenses to the listed fund’s Select Class in amounts equal to the management fee waived and/or expenses reimbursed under contractual arrangements between the fund’ Institutional Class and the

Advisor. After giving effect to these waivers and/or reimbursements, the annual operating expense ratio is as follows:

Select Class	Total Annual Operating Expenses Before and After Fee Waiver and/or Expense Reimbursement (% of Average Daily Net Assets)
	Before	After
SSgA Emerging Markets Fund	1.05%	1.02%

A discussion of the basis for the Board of Trustees of the SSgA Funds approval of the investment advisory agreement is contained in the SSgA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2012.

For these services, the fund pays the advisor an annual management fee, calculated daily and paid monthly, of 0.75% (after contractual waiver and reimbursement) of the average daily net asset value of the fund. For the year ended August 31, 2012, the effective management fee paid, reflecting certain fee waivers and expense reimbursement, was 0.72%.

PORTFOLIO MANAGEMENT

The fund is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. The portfolio management team is overseen by the SSgA Investment Committee. The table below shows the investment experience of the portfolio managers for the fund. The fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the SSgA Funds that they manage.

SSgA Fund	Portfolio Manager(s)	Experience

SSgA Emerging Markets Fund	Chris Laine	Investment professional for 17 years, the last 4 years with SSgA FM or its affiliates.
	Jean-Christophe De Beaulieu	Investment professional for 14 years, the last 12 years with SSgA FM or its affiliates.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of each Select Class Share of the fund is based on the net asset value (“NAV”) of the fund and the method or methods used to value fund assets. Share prices are determined each day that the New York Stock Exchange is open for regular trading as of the close of the New York Stock Exchange (ordinarily 4 p.m.). The value of individual instruments held by the fund generally are valued at:

•	Market value (generally determined at the closing time of the market on which they are traded);

•	Fair value (when market quotations are not readily available or subsequent events suggest the market quotation no longer is reliable); and

•	Amortized cost (for debt securities maturing within 60 days).

9

PURCHASE OF FUND SHARES

The SSgA Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSgA Funds. If the SSgA Funds believe that it has uncovered criminal activity, the SSgA Funds and their service providers may close your account and take any action they deem reasonable or required by law. The SSgA Funds reserve the right to reject any purchase order.

The following is in addition to “Fund Summaries” and the section “Purchase and Sale of Fund Shares” relating to the specific SSgA Fund in which you intend to purchase shares.

Minimum Investments. The fund requires minimum amounts of initial and additional investments. Please see the “Fund Summary” and the section “Purchase and Sale of Fund Shares” for the relevant minimum amount of your initial or additional investment. The funds reserve the right to increase or decrease the minimum amount required to open or maintain an account.

Form of Purchase Payments. All purchases made by check or wire must be in U.S. dollars. All purchases made by check shall be from a U.S. bank. Third-party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

In-Kind Purchase of Securities. The SSgA Funds may, in their sole discretion, permit you to purchase shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the Customer Service Department at (800) 647-7327 for more information, including additional restrictions.

EXCHANGES

Generally. A holder of Select Class Shares does not have any right to exchange his or her shares with shares of any other fund, including any other SSgA Fund.

MARKET TIMING/EXCESSIVE TRADING

Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the SSgA Funds. the Funds do not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Excessive Trading into and out of an SSgA Fund may harm the fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs.

The Board of Trustees of the SSgA Funds has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the SSgA Funds reserve the right to reject any exchanges or purchase orders or to suspend redemptions by any shareholder engaging in Excessive Trading activities.

As a means to protect the funds and their shareholders from Excessive Trading:

•

The SSgA Funds’ transfer agent compiles, monitors and reports account-level information on underlying shareholder activity using two proprietary systems, which are implemented on a risk-based approach designed to identify trading that could adversely impact the SSgA Funds;

•

The SSgA Funds’ distributor has obtained information from each financial intermediary holding shares in an omnibus account with the SSgA Funds regarding whether the intermediary has adopted and maintains procedures that are reasonably designed to protect the funds against harmful short-term trading; and

•

With respect to SSgA Funds that invest in securities that trade on foreign markets, pursuant to the SSgA Funds’ fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.

Under the Policy, Excessive Trading includes certain “Round Trip” transactions (a purchase or exchange and redemption or exchange within the same SSgA Fund, excluding the SSgA money market funds), and uses the following notification process:

•

If the SSgA Funds discover that an investor or a client of an intermediary has engaged in Excessive Trading, the SSgA Fund’s distributor may send a notice to the account owner or intermediary informing them that the account issued a warning and future Excessive Trading may result in further action including suspension or termination of the account;

•

If the same account engages in another Round Trip following the issuance of a warning, the SSgA Funds’ distributor will instruct SSgA Funds’ transfer agent or intermediary to stop all future purchases on the account for a period of 90 days which will prevent the account from effecting further purchases of the SSgA Fund;

•

At the end of 90 days from the date the Stop Purchase instruction was placed on the account, the Stop Purchase instruction will be removed and the account will be eligible to accept additional purchases; and

•

If, after the Stop Purchase instruction has been removed, the account continues to engage in Excessive Trading, the SSgA Funds’ distributor will take appropriate action, which may include issuing additional alert notices, placing further Stop Trading instruction(s) on the account or directing immediate account closure.

Notwithstanding the foregoing notification process, the SSgA Funds may take any reasonable action that they deem necessary or appropriate in support of the SSgA Funds’ Policy without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or in part, including, without limitation, by a person whose trading activity in fund shares may be deemed harmful to the SSgA Funds. While the SSgA Funds attempt to discourage

10

Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSgA Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the funds or its shareholders.

An SSgA Fund shareholder’s right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions.

REDEMPTION OF FUND SHARES

The following is in addition to “Fund Summaries,” and the section “Purchase and Sale of Fund Shares” relating to the specific SSgA Fund in which you intend to redeem shares.

Sales within 15 Days of Purchase. If you purchased SSgA Fund shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the SSgA Fund will generally postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier’s check, certified check or treasurer’s check.

Redemption Proceeds by Wire. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a U.S. bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the same business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the SSgA Funds registration record, provided that the address has not been changed within 30 days of the redemption request. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

Telephone and Other Electronic Redemptions. Shareholders may normally redeem SSgA Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appro-

priate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and their transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, nor their distributor or transfer agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing and bear a medallion guarantee. During periods of significant or unusual economic or market activity, shareholders giving instructions by phone may encounter delays.

Redemption and Exchange Requests in Writing. In certain circumstances, an SSgA Fund shareholder will need to request to sell or exchange shares in writing. Use the addresses for purchases by mail listed under “Purchase of Fund Shares.” In order for a redemption or exchange request to be received by the Transfer Agent in good form, the shareholder may need to include additional items with the request, including a medallion guarantee if NAV of the shares being redeemed is more than $50,000. (Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.) Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.

In-Kind Redemptions. The SSgA Funds may pay any portion of the redemption amount in excess of $15 million by a distribution in-kind of readily marketable securities from the portfolio of the SSgA Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by Bank Transfer. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000. Please note that proceeds from such withdrawals will be transmitted to the investor’s bank two business days after the trade is placed or executed automatically.

Minimum Account Size. The fund reserves the right to redeem Select Class Shares in any account with a balance of less than $15 million as a result of shareholder redemptions. Before Select Class Shares are redeemed to close an account, the financial intermediary through which the account was opened

11

will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by the 1940 Act.

DIVIDENDS AND DISTRIBUTIONS

The fund intends to declare dividends annually and pay dividends annually.

Capital gains, if any, are usually distributed in October. Excess dividends and capital gains, if any, generally are distributed in December.

When the fund pays a dividend or capital gains, the NAV per share is reduced by the amount of the payment. Income dividends and capital gains distributions will be paid in additional shares on the record date unless you have elected to receive them in cash.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•

Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

TAXES

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the SSgA Funds and their shareholders. The following assumes any fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

This document does not address considerations applicable to foreign shareholders. Foreign shareholders should consult their own tax advisors as to if and how U.S. federal income taxes and U.S. federal withholding requirements apply to them.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. For each SSgA Fund that invests primarily in debt instruments, including money market funds, the fund expects that distributions will consist primarily of ordinary income.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” (defined below) for individuals equal to the highest net long-term capital gains rate, which currently is 15%. In general, “qualified dividend income” is income attributable to dividends received by a fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the fund’s shares. The preferential rate for qualified dividend income is scheduled to expire for taxable years beginning after December 31, 2012, and, unless Congress acts to change current law, the tax rate on dividends will increase to 39.6% for individual shareholder taxable years beginning after December 31, 2012.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through a financial intermediary, that entity will provide this information to you.

Each fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the fund’s failure to qualify as a regulated investment company

12

would result in fund level taxation and therefore, a reduction in income available for distribution.

Each fund is required to withhold a legally determined portion, currently 28%, of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder’s correct taxpayer identification number and certification that the shareholder is not subject to backup withholding in the manner prescribed by the Code and the Treasury Regulations thereunder (as on a Form W-9). The applicable backup withholding tax rate is scheduled to increase to 31% for amounts distributed or paid after December 31, 2012. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

If you buy shares when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the share price of the fund.

Foreign Income Taxes. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the funds. Such a fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, you would be required to include in your gross income both dividends received from the fund and your share of foreign income taxes paid by the fund. Provided certain requirements are satisfied, you would be entitled to treat the foreign income taxes paid by the funds as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain SSgA Funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Cost Basis Reporting. Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost-basis reporting are included in the Statement of Additional Information.

DISTRIBUTION ARRANGEMENTS

The SSgA Funds have adopted a distribution plan with respect to the Select Class pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act of 1940 Act. The Plan provides that the Select Class pay a service fee for the performance of certain administrative functions in connection with purchases and redemptions of shares of the fund and related services provided to Select Class shareholders by State Street Global Markets LLC. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to State Street Bank and Trust Company (“State Street”) for shareholder and administrative services are not permitted by the Plan to exceed 0.025% of a fund’s average NAV per year. Any payments that are required to be made to State Street that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds offer the Institutional Class of shares through the distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Institutional Class has a separate Rule 12b-1 Plan. Long-term shareholders of the funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority.

The advisor or distributor, or an affiliate of the Advisor or distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to fund shareholders. Additional cash payments to intermediaries will

13

vary. For more information regarding these arrangements, please read “Distribution and Shareholder Servicing” in the Statement of Additional Information.

From time to time, the advisor or distributor, or an affiliate of the advisor or distributor, may also pay non-cash compensation to the sales representatives of intermediaries. Examples of such compensation include the following: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the distributor under the Plan.

The Select Class is offered without imposition of a front-end sales load or contingent deferred sales load. The Select Class is subject to distribution and/or shareholder servicing fees and expenses payable under the Plan. The Select Class is offered for sale by intermediaries only to investors meeting the eligibility requirements disclosed in this Prospectus. Intermediaries are advisors, securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into a shareholder servicing agreement with the distributor or with the SSgA Funds with respect to investment of its customer accounts in the Select Class. Information on intermediaries offering the Select Class is available through the distributor.

If you are purchasing, selling, exchanging or holding SSgA Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

14

(This page has been left blank intentionally.)

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, whose reports, along with the fund’s financial statements, are included in the annual reports, which are available upon request by calling State Street Global Markets LLC at (800) 647-7327 or on the SSgA Funds’ website at www.ssgafunds.com.

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Emerging Markets Fund
Select Class
August 31, 2012	20.90	.36	(2.13)	(1.77)	(.34)	—
August 31, 2011	19.28	.31	1.73	2.04	(.42)	—
August 31, 2010	16.67	.21	2.82	3.03	(.42)	—
August 31, 2009	22.75	.30	(4.71)	(4.41)	—	(1.67)
August 31, 2008	28.89	.46	(3.59)	(3.13)	(.98)	(2.03)

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment advisor for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005%.

16

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(b)	% Portfolio Turnover Rate

(.34)	18.79	(8.42)	436,595	1.02	1.05	1.90	74
(.42)	20.90	10.48	715,328	1.02	1.04	1.40	50
(.42)	19.28	18.24	954,350	1.01	1.02	1.09	63
(1.67)	16.67	(16.33)	1,082,478	.98	.99	2.22	61
(3.01)	22.75	(13.33)	1,205,196	1.02	1.03	1.64	42

17

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSgA Funds’ investments is available in the SSgA Funds’ most recent annual and semi-annual reports to shareholders. In each fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSgA Funds, including information about the SSgA Funds’ policies with respect to selective disclosure of each fund’s portfolio holdings.

The annual report and the Statement of Additional Information for the fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSgA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSgA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSgA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSgA Funds’ SEC File No. 811-05430

SSgAEMSELECTSTATPRO

Filed pursuant to Rule 485(b)

File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSgA MONEY MARKET FUND

SSgA U.S. GOVERNMENT MONEY MARKET FUND

DECEMBER 14, 2012

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ Prospectus. This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com. Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Master Trust Agreement”).

The SSgA Funds is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Other than SSgA Tuckerman Active REIT Fund, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.

SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”) serves as the investment manager of each Fund.

DESCRIPTION OF INVESTMENTS AND RISKS

INVESTMENT STRATEGIES

(a) Investment Strategies Common to the Funds. To the extent consistent with each Fund’s investment objective and restrictions, each Fund covered by this Statement may invest in the following instruments and utilize the following investment techniques (unless otherwise noted):

Industry Concentration for Certain Money Market Instruments. For purposes of determining whether the issuer of a security held by a Fund is part of a particular industry, the Fund’s advisor has developed a list of potential industries to which an issuer may be assigned; the list has been developed by the advisor based on its own analysis using, in part, information provided by a third-party analytical service. In the case of asset-backed securities (including mortgage-related securities), the advisor determines industry classifications based on a variety of factors, which might in any case include an analysis of the nature and structure of the issuer, the type of underlying collateral, and the nature of the Fund’s interest.

Money Market Instruments. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its Fund shares at “amortized cost.” A money market fund will maintain a dollar-weighted average maturity of 60 days or less. A Fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a Fund’s interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Fund’s securities. The procedures also address such matters as diversification and credit quality of the securities the Fund purchases and were designed to ensure compliance by the Fund with the requirements of Rule 2a-7 of the 1940 Act.

U.S. Government Obligations. The types of U.S. Government obligations in which each Fund may at times invest include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export—Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each Fund may purchase U.S. Government obligations on a forward commitment basis.

Since September 2008, Fannie Mae and Freddie Mac (together, the “GSEs”) have been placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). The U.S. Treasury, FHFA and the Federal Reserve have taken the steps to support the conservatorship. No assurance can be given that those initiatives with respect to the debt and mortgage-related securities issued by the GSEs and acquired by any of the funds will be successful.

On August 5, 2011, Standard & Poor’s Ratings Services lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of Fannie Mae and Freddie Mac to AA+ with a negative outlook. The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact the Funds.

Treasury Inflation Protected Securities. SSgA Money Market Fund and SSgA U.S. Government Money Market Fund may also purchase Treasury Inflation Protected Securities (“TIPS”), a type of inflation-indexed Treasury security. TIPS provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers (“CPI-U”).

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

Variable and Floating Rate Securities. SSgA Money Market Fund and SSgA U.S. Government Money Market Fund may purchase variable and floating rate securities. SSgA U.S. Government Money Market Fund limits the purchase of variable rate securities to only those instruments guaranteed by the U.S. Government, or an agency or instrumentality thereof. Variable rate securities are instruments issued or guaranteed by entities such as (1) U.S. Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and fixed rate floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

Repurchase Agreements. A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

Illiquid Securities. A money market fund may not invest more than 5% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. With respect to SSgA Prime Money Market Fund only, other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

When-Issued Transactions or Delayed Delivery Transactions. New issues of securities are often offered on a when-issued basis or delayed delivery basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued or delayed-delivery securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.

Securities purchased on a when-issued or delayed delivery basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” or “delayed delivery” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value. When a Fund engages in a when-issued or delayed delivery transaction, it relies on the other counterparty to deliver the security. If the other party defaults, a Fund might suffer a loss or miss an opportunity to obtain the security at an advantageous price.

When payment for when-issued or delayed delivery securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations.

Forward Commitments. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund’s ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements under the circumstances described in “Investment Restrictions”. Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest. Each Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by each Fund may decline below the price at which it is obligated to repurchase the securities. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associates with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Stripped (Zero Coupon) Securities. Stripped securities are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the U.S. Government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed. No Fund may invest more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm.

Because a stripped security does not pay current income or interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value. The price of a stripped security is more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest. Taxable income from stripped securities is accrued by a Fund without receiving regular interest payments in cash. As a result, a Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

Interfund Lending. In accordance with an SEC Order, the Funds may participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds may borrow money from SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Purchase of Other Investment Company Funds. A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, pursuant to an SEC Order, the amount of securities of underlying mutual funds that a Fund may hold may exceed the limitations in the 1940 Act, provided that certain conditions are met. The conditions are intended to address certain abuses perceived to be associated with a “fund -of -funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund -of -funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

(b) Investment Strategies specific to some, but not all, Funds. A Fund may invest in the following instruments and utilize the following investment techniques:

Applicable to SSgA Money Market Fund only:

Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value.

The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the Fund’s total assets by issuer.

Applicable to SSgA Money Market Fund and SSgA U.S. Government Money Market Fund only:

Mortgage-Related Securities. Mortgage-related securities represent an interest in a pool of, or are secured by, mortgage loans. A fund may invest in mortgage-related securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies.

Many mortgage-related securities provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on many mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will typically result in early payment of the applicable mortgage-related securities. The occurrence of mortgage prepayments is affected by a variety of factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities.

Because of the possibility of prepayments (and due to scheduled repayments of principal), mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. Prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

Collateralized mortgage obligations (“CMOs”) may be issued by a U.S. Government agency or instrumentality or by a private issuer. CMOs are typically structured with classes or series that have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to its terms. However, monthly principal payments and any prepayments from the collateral pool are generally paid first to the holders of the most senior class. Thereafter, payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Any or all classes of obligations of a CMO may be paid off sooner than expected because of an increase in the payoff speed of the pool. Changes in prepayment rates may have significant effects on the values and the volatility of the various classes and series of a CMO. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.

Stripped mortgage-related securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-related securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-related securities may be more volatile and less liquid than that for other mortgage-related securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Non-prime mortgage loans, which include mid-prime and subprime mortgages, typically are made to less creditworthy borrowers and have a higher risk of default than conventional mortgage loans. Therefore, mortgage-related securities backed by non-prime mortgage loans may suffer significantly greater declines in value due to defaults.

Government Mortgage-Related Securities. GNMA is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-related securities. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same interest rate risk as comparable privately issued mortgage-related securities. Therefore, the effective maturity and market value of a fund’s GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

Residential mortgage loans are also pooled by FHLMC, a corporate instrumentality of the U.S. Government. The mortgage loans in FHLMC’s portfolio are not government backed; FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC securities. FHLMC also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.

FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA, not the U.S. Government.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-related bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by FHLMC, FNMA or GNMA or by pools of mortgages. This category includes commercial mortgage-backed securities (“CMBS”) that are securities backed by commercial real estate properties. Mortgage-related securities created by nongovernmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. The market for private pools is smaller and less liquid than the market for the government and government-related mortgage pools.

Certain private mortgage pools are organized in such a way that the SEC staff considers them to be closed-end investment companies. Each fund’s investment in such pools may be constrained by federal statute, which restricts investments in the shares of other investment companies.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There is no active secondary market with respect to a particular variable rate instrument.

Registration under the Commodity Exchange Act. Each Fund is operated by a person who has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and therefore is not subject to registration or regulation as a commodity pool operator under the CEA.

SELECTIVE DISCLOSURE OF THE SSgA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)	The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b)	The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities (e.g., the Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and Advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)	The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)	The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)	The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Board of Trustees, the Funds’ Administrator or the Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisors Act of 1940, as amended. It is the policy of the Funds’ Administrator and the Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

Each SSgA money market fund’s website also includes links to the SEC’s website where a user may obtain access to the most recent 12 months of publicly available filings on Form N-MFP.

INVESTMENT RESTRICTIONS

Each Fund is subject to certain investment restrictions, which are considered either fundamental or nonfundamental. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted. Except as specifically noted below:

1.	With respect to SSgA Money Market Fund and SSgA U.S. Government Money Market Fund, a Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities). U.S. banks and certain domestic branches of foreign banks are not considered a single industry for purposes of this restriction. Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. (Fundamental restriction with respect to each Fund.)

2.	A Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. (Fundamental restriction with respect to each Fund.)

3.	A Fund will not pledge, mortgage or hypothecate its assets. However, a Fund may pledge securities having a market value on a daily marked-to-market basis at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above. (Fundamental restriction with respect to each Fund.)

4.	A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Fundamental restriction with respect to each Fund.)

5.	A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets. With respect to SSgA Money Market Fund only, the Fund may lend cash to any registered investment company or portfolio series for which the Fund’s Advisor serves as advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder. (Fundamental restriction with respect to each Fund.)

6.	A Fund will not invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration. (Fundamental restriction with respect to each Fund).

7.	A Fund will not purchase or sell commodities or commodity futures contracts. (Fundamental restriction with respect to each Fund in this statement.)

8.	A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof (fundamental restriction with respect to each Fund in this statement).

9.	A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. (Fundamental restriction with respect to each Fund.)

10.	A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (fundamental restriction with respect to each Fund in this statement). SSgA U.S. Government Money Market Fund may purchase or sell government guaranteed real estate mortgage loans.

11.	A Fund will not purchase interests in oil, gas or other mineral exploration or development programs. (Fundamental restriction with respect to each Fund.)

12.	A Fund will not engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. (Fundamental restriction with respect to each Fund.)

13.	A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. (Fundamental restriction with respect to each Fund.)

14.	A Fund will not make investments for the purpose of gaining control of an issuer’s management. (Fundamental restriction with respect to each Fund

15.	A Fund will not purchase the securities of any issuer if the Investment Company’s officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer. (Fundamental restriction with respect to each Fund.)

16.	A Fund will not invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund’s total assets would be invested in such securities. (Fundamental restriction with respect to each Fund.)

17.	A Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Funds’ shareholders. (Fundamental restriction with respect to each Fund.)

18.	A Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder. (Fundamental restriction with respect to each Fund.)

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITIONS

From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at the Fund’s affiliated custodian. The Advisor has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, a Fund may not achieve its investment objective.

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, day-to-day management required by SSgA Funds (see the section called “Investment Advisory and Other Services”). The Board has engaged the Advisor to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Advisor and other service providers in the operation of the SSgA Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Master Trust Agreement.

The Trustees hold office for the life of SSgA Funds subject to any retirement policy adopted by the Independent Trustees. The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a resignation is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for such consideration by the other Independent Trustees. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Trustees who are not “interested persons” of SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of SSgA Funds’ operations. For the fiscal year ended August 31, 2012, the Board of Trustees held 10 meetings (including two meetings of solely the Independent Trustees).

The Board of Trustees has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the SSgA Funds complex, including factors such as the number of series or portfolios that comprise the Trust and the SSgA Funds complex, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board of Trustees considered that the Board is composed of four Independent Trustees, and that only an Independent Trustee may serve as the Chairman of the Board. In addition, to further align the Independent Trustees’ interests with those of Fund shareholders, the Board of Trustees has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment of at least equal to one year of his or her base retainer in the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the SSgA Funds.

The Chairman presides at all meetings of the Board of Trustees and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board of Trustees from time to time. The Independent Trustees believe that the Chairman’s independence is consistent with, and appropriate in light of, the performance of his duties and the fulfillment of his obligations with respect to the Trust and the shareholders of the Funds. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Trustees has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisor.

The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Advisor, the Administrator, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Trust’s investment management, distribution and business affairs. Each of the Advisor, the Administrator, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its regular oversight of the Funds and Trust, the Board of Trustees, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Advisor, the Administrator, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. Each of the Advisor and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models. The Board of Trustees, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board of

Trustees has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. Material changes to the compliance program are reviewed by and approved by the Board of Trustees. In addition, as part of the Board’s periodic review of the Funds’ advisory, administrative, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Advisor and the Distributor, the Board of Trustees also reviews business continuity and disaster recovery plans. With respect to valuation, the Board of Trustees approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The Advisor is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board of Trustees regarding these and related matters. In addition, the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Advisor and the independent registered public accounting firm assist the Board of Trustees in performing its oversight function of valuation activities and related risks.

The Board of Trustees recognizes that not all risks that may affect the Trust or a Fund may be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board of Trustees with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board of Trustees. The Board of Trustees has implemented a Committee structure that allows the Board to allocate areas of responsibility among Committees of Independent Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the SSgA Funds by the Board. The purpose and function of the Committees is described below; and each Committee is comprised of all of the Independent Trustees:

•

The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) consider and, if appropriate, pre-approve Fund audit services and associated fees; (ix) consider and, if appropriate, pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee meets regularly and for the fiscal year ended August 31, 2012, it held five meetings.

•

The Valuation Committee’s primary purpose is to make fair value determinations when appropriate under the SSgA Funds’ Securities Valuation Procedures and to review the actions and recommendations of the Oversight Committee no less often than quarterly. SSgA Funds has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. For the fiscal year ended August 31, 2012, the Valuation Committee held no meetings.

•

The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board Committees and review the responsibilities of each Committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Governance Committee performs an annual self-evaluation of Board members. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Nominating Sub-Committee reviews the mix of skills and other relevant experiences of the Trustees. The Nominating Sub-Committee will not consider nominees recommended by securities holders. The Governance Committee meets regularly and for the fiscal year ended August 31, 2012, it held two meetings.

•

The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from SSgA Funds’ Chief Compliance Officer; to oversee generally SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by SSgA Funds, its officers or the Trustees. The QLCC meets regularly and during the fiscal year ended August 31, 2012, it held four meetings.

The Trustees have varied experiences, attributes and skills that are utilized in overseeing the activities of the SSgA Funds, reviewing contractual arrangements with companies that provide services to the Funds, and reviewing Fund performance. Among the attributes or skills common to all Trustees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The following lists SSgA Funds’ Trustees, their mailing addresses and ages, present and principal occupations, other directorships held in companies with publicly traded securities and registered investment companies, held during the past five years, and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee. The following also includes, for any Trustee that is an interested person of the Trust, any position held by such Trustee with an affiliated person or principal underwriter of SSgA Funds and length of time served.

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(1)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 71	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC	• April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner; • Member, Financial Planners Association; • Director, SPCA of Bucks County, PA; and • Director, The Ann Silverman Community Clinic of Doylestown, PA.	14	None.

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(1)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 65	• Trustee since 1988 • Independent Chairman of the Board since January 2009 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC	• 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); • 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); • January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	14	SPDR Europe 1 Plc Board (2011-Present)

Independent Trustee Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 68	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Chairman, QLCC

•     March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);

•     1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);

•     1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation);

•     September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care);

•     1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and

•     2003 to 2009, Trustee,

 Gettysburg College.

			14	None.

Independent Trustee Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 70	• Trustee since 1991 • Member, Audit Committee • Chairman, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); • Until December 2008, Independent Director, SSgA Cash Management Fund plc; • Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and • Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	14	None.

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

Principal Officer Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected by Trustees	Principal Occupation(s) During Past Five Years
Ellen M. Needham State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 46	• President and Principal Executive Officer since October 2012

•     June 2012 to Present , President SSgA Funds Management, Inc. (investment advisor), Senior Managing Director SSgA;

•     March 2012 to June 2012, Chief Operating Officer and Senior Managing Director, SSgA Funds Management, Inc. (investment advisor); and

•     March 2011 to Present, Senior Managing Director (July 2007 to March 2011, Managing Director; June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Ann M. Carpenter State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 47	• Vice President since October 2012

•     March 2008 to Present, Vice President SSgA Funds Management, Inc. (investment advisor) and State Street Global Advisors; and

•     November 2005 to April 2008, Principal, SSgA Funds Management, Inc. and State Street Global Advisors.

Jacqueline Angell State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 39	• Chief Compliance Officer since April 2011

•     July 2008 to Present, Vice President, SSgA Funds Management, Inc. (investment advisor);

•     July 2008 to Present, Vice President, State Street Global Advisors; and

•     April 2006 to June 2008, Director, Investment Advisor Oversight, Fidelity Investments.

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 47	• Treasurer and Principal Accounting Officer, effective January 1, 2013	• Vice President of State Street Bank and Trust Company (prior to July 2, 2007, Investors Financial Corporation) (since 2002).

Ryan M. Louvar State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 40	• Secretary, effective January 1, 2013	• Vice President and Senior Managing Counsel, State Street Bank and Trust Company (2005-present).

Through December 31, 2012, the following persons hold principal offices of the Funds and are compensated by Russell Fund Services Company or its affiliates:

Mark E. Swanson 1301 Second Avenue, 18th Floor Seattle, WA 98101 Age: 50	• Treasurer and Principal Accounting Officer (November 2000 through December 2012)

•     October 2011 to Present, Head of North America Operations (2009 to October 2011, Global Head of Fund Operations), Russell Investments;

•     Director—Fund Administration, Russell Investment Management Company, Russell Fund Services Company, Russell Trust Company; and Russell Financial Services Company; and

•     Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds.

Mary Beth Rhoden 1301 Second Avenue, 18th Floor Seattle, WA 98101 Age: 44	• Secretary and Chief Legal Officer (January 2012 through December 2012)

•     2010 to Present, Secretary and Chief Legal Officer, Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”) (registered investment companies) (1999 to 2010, Assistant Secretary);

•     2010 to Present, Secretary and Chief Legal Officer, Russell Exchange Traded Funds Trust;

•     2010 to Present, Associate General Counsel, Frank Russell Company (investment advisor) (prior to 2010, Associate Counsel); and

•     Secretary, Russell Investment Management Company (investment advisor), Russell Fund Services Company (transfer agent) and Russell Financial Services, Inc. (broker-dealer).

TRUSTEE COMPENSATION

Independent Trustees are compensated on a calendar year basis. The compensation schedule in effect starting January 1, 2013 is an annual base retainer fee of $100,000 and annual retainers for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); and $4,000 (QLCC). The SSgA Funds’ Chairman receives an additional annual retainer of $40,000. The Committee Chairmen each receive an annual retainer fee as follows: $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, QLCC, and Valuation Committee). The Independent Trustees are paid a fee for each meeting attended of $6,000 (regular Board of Trustees meetings and meetings of the Independent Trustees); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (special QLCC meetings), and $2,500 (special telephonic meetings). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2012, none of the Independent Trustees participated in the optional deferred compensation program. The SSgA Funds’ officers are compensated by the Funds’ Advisor and its affiliates.

Trustee Compensation Table For The Fiscal Year Ended August 31, 2012
	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Independent Trustees
Lynn L. Anderson*	$148,813	$0	$0	$148,813
William L. Marshall	$188,035	$0	$0	$188,035
Steven J. Mastrovich**	$17,959	$0	$0	$17,959
Patrick J. Riley, Chairman of the Board	$210,372	$0	$0	$210,372
Richard D. Shirk	$180,510	$0	$0	$180,510
Bruce D. Taber	$181,225	$0	$0	$181,225

*	Ceased to be a Trustee effective August 26, 2012.
**	Ceased to be a Trustee effective October 3, 2011.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2011

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
William L. Marshall	Disciplined Equity Fund	$10,001-$50,000	Over $100,000
	Emerging Markets Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000

Patrick J. Riley	International Stock Selection Fund	$50,001-$100,000	Over $100,000
	Emerging Markets Fund	Over $100,000
	Dynamic Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000
	Directional Core Equity Fund	$10,001-$50,000
	Tuckerman Active REIT	$10,001-$50,000
	S&P 500 Index Fund	Over $100,000
	Money Market Fund	$1-$10,000

Richard D. Shirk	Dynamic Small Cap Fund	$10,001-$50,000	Over $100,000
	Emerging Markets Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000

Bruce D. Taber	S&P 500 Index Fund	$10,001-$50,000	$50,001-$100,000
	International Stock Selection Fund	$10,001-$50,000

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 20, 2012, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 20, 2012, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

SSgA Money Market Fund

•	National Financial Services Corporation, 200 Liberty Street, 1 World Financial Center, New York, NY 10281-1003—14.78%

SSgA U.S. Government Money Market Fund

•	AHS—Core Operating FDG9, 111 North Orlando Ave, Winter Park, FL 32789-3675—11.55%

•	AHS – Core Operating FDE6, Adventist Health System, 111 North Orlando Ave, Winter Park, FL 32789-3675 – 5.91%

•	AHS—Core Operating FDH4, 111 North Orlando Ave, Winter Park, FL 32789-3675—5.20%

•	Stormcrew & Co., Attn MF Sweep Processing, 1200 Crown Colony Drive 3rd floor, Quincy Ma, 02169-0938—19.07%

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Amended and Restated Advisory Agreement dated April 11, 2012 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance. The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment. Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approval of the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

Advisory Expenses. The following table shows the expenses each Fund accrued to the Advisor during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Money Market Fund	$13,520,410	$17,849,855	$19,447,716
SSgA U.S. Government Money Market Fund	$9,146,789	$9,276,116	$10,578,695

The Advisor has contractually agreed to waive up to the full amount of SSgA Money Market Fund’s advisory fee and reimburse SSgA Money Market Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .40% of the average daily net assets on an annual basis until December 31, 2012. The waivers and reimbursements are considered from year to year on a calendar basis. The waivers amounted to $0 in fiscal 2011, 2010, and 2009.

The Advisor may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. There is no guarantee that the Fund will be able to avoid a negative yield. The voluntary waivers amounted to the following for the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Money Market Fund	$5,401,439	$5,348,817	$5,338,376
SSgA U.S. Government Money Market Fund	$10,460,235	$8,636,773	$7,475,920

ADMINISTRATOR

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”). RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). The Administrator’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

RFSC is an affiliate of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including: (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will: (1) supervise all aspects of the Funds’ operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the SEC; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

Effective January 1, 2013, the Board of Trustees of the Trust has approved State Street Bank and Trust Company (“State Street) to serve as the SSgA Funds’ administrator. It is anticipated that State Street will provide substantially similar services as RFSC. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company, and is affiliated with the Advisor. State Street’s mailing address is 4 Copley Place, 5th Floor; Boston, MA 02116.

Administration Expenses. The following table shows the expenses each Fund accrued to Russell Fund Services Company as the administrator during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Money Market Fund	$1,678,248	$2,175,841	$2,325,286
SSgA U.S. Government Money Market Fund	$1,125,777	$1,130,032	$1,263,832

CUSTODIAN

State Street serves as the SSgA Funds’ Custodian. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

•

Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end gross assets of the complex: First $30 billion—0.75 basis point (b.p.); over $30 billion—0.50 b.p. (domestic accounting); First $10 billion—1.50 b.p.; over $10 billion—1.00 b.p. (international accounting);

•

Custody. For domestic custody, a fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other SSgA money market funds): First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p.

In addition, the Custodian receives various transaction fees, class-specific fees, system access fees, loan servicing fees and other special service fees, along with out-of-pocket expenses.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs); and omnibus transparency Full services fees of $.45 per underlying sub-position on an Intermediary’s system for an omnibus account (an “accountlet”) from 0-500,000; $.45 for 500,001 to 2,000,000 (waived), and $.10 for 2,000,0001 and greater; investigation fees of $3,000 to $5,000 per month depending on the number of accountlets. BFDS is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 30 Dan Road, Canton, MA 02021.

DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to an Amended and Restated Distribution Agreement dated April 11, 2012 (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Money Market Fund	$1,519,896	$1,370,913	$1,614,211
SSgA U.S. Government Money Market Fund	$803,875	$766,858	$828,434

For the fiscal year ended August 31, 2012 these amounts are reflective of the following individual payments:

Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
SSgA Money Market Fund	$410	$73,259	$377,394	$371,988	$696,845
SSgA U.S. Government Money Market Fund	$273	$48,692	$69,578	$247,386	$437,946

*	Includes such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plans. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have. The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds. The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.” The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992. The Institutional Plan was restated on April 9, 2002 to update current operations. The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit. The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year. Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the

Distributor or Financial Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2012, the Advisor and/or Distributor made such cash payments to 15 Financial Intermediaries. Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; and High Net Worth Services division of State Street Bank and Trust Company. The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund paid to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Money Market Fund	$1,203,078	$1,784,986	$1,944,772
SSgA U.S. Government Money Market Fund	$909,532	$927,612	$1,057,869

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. Deloitte Tax LLP is responsible for the review of the Funds’ federal tax returns. The mailing address of Deloitte & Touche LLP and Deloitte Tax LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA 02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits for SSgA. Although the Advisor’s clients’ commissions are not used for third party soft dollars, SSgA and SSgA FM clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Top 10 Brokers. During the fiscal year ended August 31, 2012, the Funds described in this Statement purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2012:

SSgA Money Market Fund

Broker	Principal ($000)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	90,975,561

Barclays Investments, Inc.	69,224,767

Deutsche Bank Securities, Inc.	36,714,875

Morgan Stanley	31,736,780

JM Lummis & Company, Inc.	24,466,385

Citigroup Global Markets, Inc.	20,056,243

Goldman, Sachs & Co.	19,091,794

UBS Securities LLC	18,589,002

J.P. Morgan Securities, Inc.	13,406,083

Societe Generale Securities	12,910,000

SSgA U.S. Government Money Market Fund

Broker	Principal ($000)
Barclays Investments, Inc.	59,086,181

Merrill Lynch, Pierce, Fenner & Smith, Inc.	40,447,158

Citigroup Global Markets, Inc.	38,230,646

Goldman, Sachs & Co.	32,803,753

Calyon Securities	27,586,000

UBS Securities LLC	26,523,451

Deutsche Bank Securities, Inc.	20,662,776

BNP Paribas	13,155,656

Societe Generale Securities	7,366,000

Credit Suisse First Boston Corp.	5,378,040

The Funds described in this statement normally do not pay a stated brokerage commission on transactions.

PRICING OF FUND SHARES

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Funds described in this Statement determine the price per share once each business day (unless otherwise noted) at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time).

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the Fund is open every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the market price of the security. Calculations are periodically made to compare the value of the Fund’s investments valued at amortized cost with market values. Market valuations are generally obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with the Securities Valuation Procedures, in the event market quotations are not readily available for certain portfolio assets, for purposes of the market value comparison, the fair value of such portfolio assets will be determined by the Funds’ Oversight Committee (or, in some cases, the Board’s Valuation Committee). If a deviation of 1/2 of 1% or more were to occur between the NAV per share calculated by reference to market values and a Fund’s $1.00 per share NAV, or if there were any other deviation that the Board believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If the Fund’s NAV (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board might temporarily reduce or suspend dividend payments in an effort to maintain the NAV at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s NAV (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board might supplement dividends in an effort to maintain the NAV at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Funds’ NAV also may be processed on a confirmed basis.

It is each Fund’s policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the money market funds use the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on a Fund’s shares computed by dividing the annualized daily income on a Fund’s portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the Fund’s price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of a Fund’s net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

This document does not address considerations applicable to foreign shareholders. Foreign shareholders should consult their own tax advisors as to if and how U.S. federal income taxes and U.S. federal withholding requirements apply to them.

Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders, provided that certain minimum distribution and other requirements are met. The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98.2% of its capital gain net income, generally for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from any preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

As of the date of this document, generally, the maximum stated U.S. federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net long-term capital gain. Rates applicable to individuals are scheduled to increase, for taxable years beginning after December 31, 2012, to a maximum of 39.6% for ordinary income and generally 20% for net long-term capital gains. In addition, for taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including distributions from a Fund and gain from the sale or exchange of shares of a Fund) of U.S. individuals, estates and certain trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. In the case of an estate or trust, the amount subject to the 3.8% Medicare tax will not exceed the undistributed net investment income of the estate or trust for such taxable year.

If a Fund purchases a debt obligation with original issue discount (OID) (including a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to include annually in its income a portion of the OID as ordinary income, even though the Fund may not receive cash payments for such OID until maturity or disposition of the obligation. Additionally, a Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than the original issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, deemed to have accrued through the sale date, will be taxable to shareholders as ordinary income.

In addition to the investments described above, shareholders should be aware that other investments made by a Fund may involve complex tax rules that could result in income or gain recognition by the Fund without corresponding current cash receipts. If noncash income is recognized by a Fund, the Fund may distribute cash derived from other sources so as to meet certain minimum distribution requirements. A Fund could be required at times to liquidate investments prematurely in order to satisfy those minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Cost Basis Reporting. Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.

The available methods for reporting your cost-basis include: “average cost basis,” “first in-first out” and “specific share identification.” You may elect which method you want to use by notifying BFDS in writing. This election may be revoked or changed by you at any time up to the date of your first redemption of Post-Effective Date Shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the Average Cost method—will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested by you.

Additionally, for redemptions of Fund shares on or after January 1, 2012, BFDS will first redeem all shares acquired prior to January 1, 2012 (“Pre-Effective Date Shares”), before redeeming any Post-Effective Date Shares. You continue to be responsible for tracking cost basis, and appropriately reporting sales of Pre-Effective Date Shares to the IRS. If BFDS has historically provided cost basis reporting on these Pre-Effective Date Shares, BFDS will continue to provide those reports. However, no cost basis reporting will be provided to the IRS on the sale of Pre-Effective Date Shares.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor(s) when selecting which cost basis tracking and relief methodology is in your best interest.

Exempt Income. Dividends attributable to tax-exempt obligations held by a Fund will qualify as “exempt-interest dividends,” and thus will be excludable from gross income by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under Section 103(a) of the Code; the Fund intends to satisfy this requirement. The treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code.

The Fund intends to declare dividends on a daily basis. However, if the Fund does not declare dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly, any loss upon sale of shares of the Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received on those shares. Tax-exempt interest attributable to certain private activity bonds (“PABs”) (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be partially subject to alternative minimum tax without regard to whether the Fund’s tax-exempt interest was attributable to private activity bonds.

Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs should consult their tax advisors before purchasing shares of the Fund because, for users of certain of these facilities, the interest on those bonds may not be exempt from federal income tax. For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

A shareholder who receives Social Security or railroad retirement benefits should consult his tax advisor to determine what effect, if any, an investment in a Tax-Exempt Fund may have on the federal taxation of such benefits. Generally, exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

If a Fund invests in any debt instrument that generates taxable income, distributions of the interest earned thereon will be taxable to the Fund’s shareholders as ordinary income to the extent of the Fund’s earnings and profits. Moreover, if a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in shares of the Fund.

As of August 31, 2012 the Funds had capital loss carryovers in the following amounts:

Fund	Carryover Amount
SSgA U.S. Government Money Market Fund	$8,920
SSgA U.S. Government Money Market Fund	$2,635

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSgA Funds includes the Institutional Class (the original class of shares) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY AND GUIDELINES

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor’s proxy voting policy and guidelines are attached to this Statement. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the SEC’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements as of and for the fiscal year ended August 31, 2012, appearing in the Funds’ 2012 Annual Report to Shareholders, and the reports of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing in the Annual Reports, are incorporated by reference in this Statement of Additional Information. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Fund has made in respect of any specific investment for other purposes. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

•

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

•

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•

Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.” The rating of Aa is assigned to bonds which are of “high quality by all standards.” Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Ratings of Tax-Exempt Notes and Short-Term Municipal Loans. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”).

MIG-1/VMIG-1 — Securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from superior liquidity support or established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 — Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

Commercial Paper. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

1.	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

2.	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

3.	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings. The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•	AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

•	AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

•

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Tax-Exempt Notes and Short-Term Municipal Loans.

•

SP-1 — Short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

•	SP-2 — Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Commercial Paper. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

•

A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

•	A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch Investors Service, Inc. (“Fitch”)

Commercial Paper. Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

•

F-1 — The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

•	F-2 — F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

APPENDIX: ADVISOR’S PROXY VOTING POLICY AND GUIDELINES

Introduction

SSgA Funds Management, Inc. (“SSgA FM”) is a registered investment adviser and a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long term economic value of client investments and as set forth in the SSgA FM Proxy Voting Guidelines (the “Proxy Voting Guidelines”).

Proxy Voting Procedure

Oversight

The SSgA FM Corporate Governance Team is responsible for implementing the Proxy Voting Guidelines, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues impacting shareholder value. The implementation of the Proxy Voting Guidelines is overseen by the SSgA FM Global Proxy Review Committee (“SSgA FM PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in more detail below. The SSgA FM PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee. In addition to voting proxies, SSgA:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2) provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4) matches proxies received with holdings as of record date;

5) generally applies its proxy voting policy consistently and keeps records of votes for each client;

6) documents the reason(s) for voting for all non-routine items; and

7) keeps records of such proxy voting available for inspection by the client or governmental agencies.

Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Proxy Voting Guidelines.

Proxy Voting Process

SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance, to support our proxy voting process. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) applying SSgA FM’s Proxy Voting Guidelines; and (3) provides research and analysis relating to general corporate governance issues and specific proxy items.

On most routine proxy voting items (e.g., retention of auditors), ISS will effect the proxy votes in accordance with the Proxy Voting Guidelines and our standing instructions, which the SSgA FM Corporate Governance Team reviews with ISS on an annual basis or on a case-by-case basis as required. The guidance permits ISS to apply the Proxy Voting Guidelines without consulting us on each proxy and in a manner that is consistent with our investment view. On matters not directly covered by the Proxy Voting Guidelines, and we conclude there is no likelihood of impacting shareholder value, ISS may effect proxy votes in accordance with its own recommendations.

1

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote consistent with SSgA FM’s investment views and to maximize the value of our client accounts. In general, the Corporate Governance Team will engage in this additional review for:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); and

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

In some instances, the SSgA FM Corporate Governance Team may refer significant issues which are not addressed by our Proxy Voting Guidelines or guidance to ISS to the SSgA FM PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA FM PRC, the SSgA FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”). If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interest of our clients (i.e., to maximize the economic value of our clients’ securities).

Conflict of Interest

From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within our Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity; however, where matters do not fall within our Proxy Voting Guidelines or where we believe that voting in accordance with the Proxy Voting Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, SSgA has determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Director of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so the matter is referred to the SSgA FM PRC. The SSgA FM PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA FM PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

Engagement

SSgA FM conducts issuer engagement activity to support SSgA FM’s voting principles. SSgA FM believes engagement with portfolio companies is often the most active and productive way shareholders can exercise their ownership rights, with the goal of increasing shareholder value. SSgA FM regularly engages with companies to discuss corporate governance issues and to provide insight about the principles and practices that drive our voting decisions. In our discussions, we highlight the attributes and practices that we believe enhance the quality of corporate governance at companies. Some engagement topics include takeover defenses, merger transactions, proxy contests, board elections, sustainability issues, executive compensation, equity compensation plans and other topical issues of interest to our clients as shareholders. Through our discussions, we seek to strengthen the quality of corporate governance with boards and management, which helps protect shareholder value.

2

The SSgA FM Governance Team is dedicated to providing governance research, analysis, issuer engagement and voting services. The SSgA FM Governance Team has no fixed set of priorities that dictate engagement practices. Instead, we view engagement practices as being dependent upon facts and circumstances, while giving consideration to the size of our total position of the issuer and/or the potential negative governance practices, performance profile, and circumstance at hand.

Nature and Form of Engagement

SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:

Reactive

Reactive engagement is initiated by the issuers and typically represents a majority of SSgA FM’s engagement activity. SSgA FM routinely discusses specific voting issues and items with the issuer community. These are viewed as an opportunity to address not only voting items, but also a wide range of governance items that impact shareholder value.

Recurring

Recurring engagement takes advantage of SSgA FM’s strong relationships with many of its largest holdings. SSgA FM maintains regular face-to-face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may impact long-term shareholder value.

Dynamic

Using screening tools designed to capture a mix of SSgA FM’s largest exposures to issuers demonstrating severe negative governance profiles, SSgA FM will actively seek direct dialogue with the board and management. In these cases, the dynamic engagement process represents the most meaningful chance for SSgA FM to protect long-term shareholder value from excessive risk due to governance related risks.

SSgA FM believes active engagement is best conducted individually and directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, such as shareholder conference calls, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement.

When Does SSgA FM Engage Issuers?

SSgA FM uses various methods to monitor its investments to determine which issuers require dynamic engagement. A blend of quantitative and qualitative research and data is used to identify potential engagement opportunities. SSgA FM sources internal and external research and screening tools to support the engagement process.

Voting and Engagement

SSgA FM believes engagement and voting activity have a direct relationship. Issuer engagement seeks to address significant shareholder concerns and governance issues. Logically, successful issuer engagement should reduce the need to vote against management. The integration and exercise of both these rights leads to a meaningful shareholder tool that seeks to achieve enhanced shareholder value on behalf of SSgA FM clients.

Developed and Non-Developed Markets

SSgA FM engagement philosophy applies across all global markets. We have found the opportunity and effectiveness of engagement activity directly correlates to the level of ownership and voting rights provided by local market laws. From market to market, engagement activity may take different forms in order to best achieve long term engagement goals.

3

Engagement in developed markets is a mature process for SSgA FM. In some cases, engagement activity is institutionalized into local best practices, such as the UK Stewardship Code overseen by Financial Reporting Commission (FRC). In the UK, disclosure standards are high, allowing shareholders simple access to the key components of governance, such as board and by-law structure, remuneration policies and practices, sustainability data and reporting, among others. Further, shareholder rights are relatively high allowing for SSgA FM to engage on a variety of issues.

In many non-OECD markets we often supplement direct company engagement with participation in shareholder advocacy groups that seek change at a market level. This type of “top-down” approach should have a positive long-term impact by addressing shortcomings in local market laws on disclosure and shareholder rights.

Summary of Proxy Voting Guidelines

Directors and Boards

The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections, in a way, which we as a fiduciary, believe will maximize the monetary value of each portfolio’s holdings.

The role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. A strong and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan, and performs risk oversight and performance assessment of the CEO and management. In contrast, management implements the business strategy and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, SSgA FM routinely discusses the importance of the board with issuers.

SSgA FM believes the quality of a board is a measure of director independence and company governance practices. In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests.

Accounting and Audit Related Issues

SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. We expect auditors to provide assurance as of a company’s financial condition. Having trust in the accuracy of financial statements is important for shareholders to make decisions. Subsequently, SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

SSgA FM believes the audit committee is responsible for appointing, compensating, retaining and overseeing the issuer’s outside audit firm. In addition, SSgA FM believes the audit committee should approve audit and non-audit services performed by outside audit firms.

Capital Structure, Reorganization and Mergers

Though SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for oversight and input into management decisions that may affect a company’s value. Altering the capital structure of a company is a critical decision for management, and in making such a critical decision, SSgA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

4

The organizational structure of a company or proposed modifications to a company, may improve the effectiveness of a company’s operations, thereby enhancing shareholder value. M&A issues may result in a substantial economic impact to a corporation. SSgA FM evaluates mergers and acquisitions on a case-by-case basis. SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term.

General/Routine

Although SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSgA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Environmental and Social Issues

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which SSgA FM philosophically agrees, but absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

International Statement

SSgA FM reviews proxies of non-US issuers consistent with our Principles and Proxy Voting Guidelines; however, SSgA FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes as corporate governance standards, disclosure requirements and voting mechanics differ from market to market. SSgA will vote issues in the context of our Proxy Voting Guidelines, as well as local market standards, where appropriate.

SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, or where issuer-specific special documentation is required or various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

5

SSgA FM Proxy Voting Guidelines

State Street Global Advisors Funds Management (“SSgA FM”) seeks to vote proxies for which it has discretionary authority in the best interests SSgA FM clients. This means that SSgA FM will make voting decisions in the manner SSgA believes will most likely protect and promote the long term economic value of client accounts. Absent unusual circumstances or specific client instructions, SSgA FM votes proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. SSgA FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. fund shareholders).

I. DIRECTOR RELATED ITEMS

Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

Director Elections

SSgA’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights

•	Board independence

•	Board structure

If a company demonstrates appropriate governance practices, SSgA believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSgA believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor,

•	Does the nominee provides professional services to the issuer,

•	Has the nominee attended an appropriate number of board meetings, or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSgA may withhold votes based on the following:

•	CEOs of public companies who sit on more than three public company boards.

6

•	Nominees who sit on more than six public company boards.

•

SSgA may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s).

•	SSgA may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period.

•	SSgA will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors.

•	SSgA will withhold votes from directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern.

•	Proposals to restore shareholders’ ability to remove directors with or without cause.

•	Proposals that permit shareholders to elect directors to fill board vacancies.

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected.

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy.

•	Shareholder proposals requiring two candidates per board seat.

Majority Voting

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

7

Separation Chair/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Proxy Access

SSgA will consider proposals relating to Proxy Access on a case-by-case basis:

SSgA will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSgA FM will vote against limits to tenure.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

8

II. AUDIT RELATED ITEMS

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/fax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.*

Accept Financial Statements Consolidated Financial Statements and Statutory Reports

It is the auditor’s responsibility to provide assurance as of the company’s financial condition. Accordingly, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern, SSgA FM will accept the financial statement, allocation of income and/or statutory report.

III. CAPITAL STRUCTURE

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for U.S. firms and plus 100% of current authorized stock for international firms.

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

9

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Preemptive Rights and Non-Preemptive Rights

In general, SSgA FM supports issuance authority requests up to 100% of current share capital with preemptive rights. Requests for the authority to remove preemptive rights will be supported for share issuances that are less than a certain percentage (ranging from 5-20%, based on market practice) of the outstanding shares, unless even such a small amount could have a material dilutive effect on existing shareholders (e.g. illiquid markets).

For Hong Kong, SSgA FM does not support issuances that do not place limits on discounts or do not provide the authority to refresh the share issuance amounts without prior shareholder approval.

Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Dividends and Share Repurchase Programs

SSgA FM generally supports dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position.

Generally, SSgA FM votes for the authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.

IV. MERGERS AND ACQUISITIONS

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

10

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	At the time of voting, the current market price of the security exceeds the bid price

V. ANTI-TAKEOVER MEASURES

Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management's attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders' rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will support the adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

11

Special Meetings

SSgA will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their by-laws if:

•	The company also does not allow shareholders to act by written consent, OR

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSgA will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their by-laws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA will vote for management proposals related to special meetings.

Written Consent

SSgA will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their by-laws giving shareholders the right to call for a special meeting, OR

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares, AND

•	The company has a poor governance profile.

SSgA will vote management proposals on written consent on a case-by-case basis.

Super-Majority

SSgA FM will generally vote against amendments to by-laws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

VI. REMUNERATION

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

SSgA FM supports an annual advisory vote on executive compensation.

12

Approve Remuneration Report

SSgA FM will generally support remuneration reports that are judged to be in-line with local market practices. SSgA FM will generally vote against the approval of the remuneration report if the company fails to disclose information regarding any element of CEO remuneration including but not limited to, base salary, annual bonuses, and special bonuses relative to market practice.

If the company’s schemes allows for retesting of performance criteria over extended time period or for retesting if the original performance criteria was not met during the initial time period, SSgA FM may vote against the remuneration report.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution: To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA reviews that number in light of certain factors, including the industry of the issuer.

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible

•	The period of time covered by the plan

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control;

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Historical option grants: Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing: SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Share Repurchases: If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

13

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) do not disclose a definitive number of the shares to be bought back and, (iii) the time frame during which the shares will be bought back will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments: If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

SSgA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors

VII. MISCELLANEOUS/ROUTINE ITEMS

SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Opting out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•

General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduce and proposals to implement a reverse stock split to avoid delisting

14

•	Exclusive forum provisions

SSgA FM generally does not support the following miscellaneous/routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

VIII. ENVIRONMENTAL AND SOCIAL ISSUES

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Where it appears there is a potential effect on shareholder or economic value of a company that is related to a specific environmental or social issue, SSgA FM evaluates the shareholder proposal addressing the issue on a case-by-case basis. Absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

Record Keeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.

15

SSgAMMFSAI

Filed pursuant to Rule 485(b)

File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSgA U.S. TREASURY MONEY MARKET FUND

SSgA PRIME MONEY MARKET FUND

DECEMBER 14, 2012

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ Prospectus. This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com. Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Master Trust Agreement”).

The SSgA Funds is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Other than SSgA Tuckerman Active REIT Fund, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.

SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”) serves as the investment manager of each Fund.

DESCRIPTION OF INVESTMENTS AND RISKS

INVESTMENT STRATEGIES

(a) Investment Strategies Common to the Funds. To the extent consistent with each Fund’s investment objective and restrictions, each Fund covered by this Statement may invest in the following instruments and utilize the following investment techniques (unless otherwise noted):

Industry Concentration for Certain Money Market Instruments. For purposes of determining whether the issuer of a security held by a Fund is part of a particular industry, the Fund’s advisor has developed a list of potential industries to which an issuer may be assigned; the list has been developed by the advisor based on its own analysis using, in part, information provided by a third-party analytical service. In the case of asset-backed securities (including mortgage-related securities), the advisor determines industry classifications based on a variety of factors, which might in any case include an analysis of the nature and structure of the issuer, the type of underlying collateral, and the nature of the Fund’s interest.

Money Market Instruments. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its Fund shares at “amortized cost.” A money market fund will maintain a dollar-weighted average maturity of 60 days or less. A Fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a Fund’s interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Fund’s securities. The procedures also address such matters as diversification and credit quality of the securities the Fund purchases and were designed to ensure compliance by the Fund with the requirements of Rule 2a-7 of the 1940 Act.

U.S. Government Obligations. The types of U.S. Government obligations in which each Fund may at times invest include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export—Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each Fund may purchase U.S. Government obligations on a forward commitment basis.

Since September 2008, Fannie Mae and Freddie Mac (together, the “GSEs”) have been placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). The U.S. Treasury, FHFA and the Federal Reserve have taken the steps to support the conservatorship. No assurance can be given that those initiatives with respect to the debt and mortgage-related securities issued by the GSEs and acquired by any of the funds will be successful.

On August 5, 2011, Standard & Poor’s Ratings Services lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of Fannie Mae and Freddie Mac to AA+ with a negative outlook. The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact the Funds.

The types of U.S. Government obligations in which the U.S. Treasury Fund may at times invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance.

Inflation-Protected Securities. Inflation-Protected Securities (“IPS”) are a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers (“CPI-U”).

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPS also provide for an additional payment (a “minimum guarantee payment”) at maturity if the security’s inflation-adjusted principal amount for the maturity date is less than the security’s principal amount at issuance. The amount of the additional payment will equal the excess of the security’s principal amount at issuance over the security’s inflation-adjusted principal amount for the maturity date.

Repurchase Agreements. A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

When-Issued Transactions or Delayed Delivery Transactions. New issues of securities are often offered on a when-issued basis or delayed delivery basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued or delayed-delivery securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.

Securities purchased on a when-issued or delayed delivery basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” or “delayed delivery” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value. When a Fund engages in a when-issued or delayed delivery transaction, it relies on the other counterparty to deliver the security. If the other party defaults, a Fund might suffer a loss or miss an opportunity to obtain the security at an advantageous price.

When payment for when-issued or delayed delivery securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations.

Forward Commitments. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund’s ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Illiquid Securities. A money market fund may not invest more than 5% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. With respect to the Prime Money Market Fund only, other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into only for temporary or emergency purposes. A Fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount equal in value to the repurchase price including any accrued interest will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or other assets will be segregated so that the market value of the segregated assets will equal the amount of such Fund’s obligations while a reverse repurchase agreement is in effect.

Stripped (Zero Coupon) Securities. Stripped securities are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the U.S. Government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed. No Fund may invest more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm.

Because a stripped security does not pay current income or interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value. The price of a stripped security is more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest. Taxable income from stripped securities is accrued by a Fund without receiving regular interest payments in cash. As a result, a Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

•

Prepayment Risk—Like mortgage-related securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

•

Other Risk Associated with Asset-Backed Securities—Asset-backed securities present certain additional risks that are not presented by mortgage-related securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Purchase of Other Investment Company Funds. A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, pursuant to an SEC Order, the amount of securities of underlying mutual funds that a Fund may hold may exceed the limitations in the 1940 Act, provided that certain conditions are met. The conditions are intended to address certain abuses perceived to be associated with a “fund -of -funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund -of -funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Applicable to the Prime Money Market Fund only:

Mortgage-Related Securities. Mortgage-related securities represent an interest in a pool of, or are secured by, mortgage loans. A fund may invest in mortgage-related securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies.

Many mortgage-related securities provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on many mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will typically result in early payment of the applicable mortgage-related securities. The occurrence of mortgage prepayments is affected by a variety of factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities.

Because of the possibility of prepayments (and due to scheduled repayments of principal), mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. Prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

Collateralized mortgage obligations (“CMOs”) may be issued by a U.S. Government agency or instrumentality or by a private issuer. CMOs are typically structured with classes or series that have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to its terms. However, monthly principal payments and any prepayments from the collateral pool are generally paid first to the holders of the most senior class. Thereafter, payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Any or all classes of obligations of a CMO may be paid off sooner than expected because of an increase in the payoff speed of the pool. Changes in prepayment rates may have significant effects on the values and the volatility of the various classes and series of a CMO. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.

Stripped mortgage-related securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-related securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-related securities may be more volatile and less liquid than that for other mortgage-related securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Non-prime mortgage loans, which include mid-prime and subprime mortgages, typically are made to less creditworthy borrowers and have a higher risk of default than conventional mortgage loans. Therefore, mortgage-related securities backed by non-prime mortgage loans may suffer significantly greater declines in value due to defaults.

Government Mortgage-Related Securities. GNMA is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-related securities. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same interest rate risk as comparable privately issued mortgage-related securities. Therefore, the effective maturity and market value of a fund’s GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

Residential mortgage loans are also pooled by FHLMC, a corporate instrumentality of the U.S. Government. The mortgage loans in FHLMC’s portfolio are not government backed; FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC securities. FHLMC also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.

FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA, not the U.S. Government.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-related bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by FHLMC, FNMA or GNMA or by pools of mortgages. This category includes commercial mortgage-backed securities (“CMBS”) that are securities backed by commercial real estate properties. Mortgage-related securities created by nongovernmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. The market for private pools is smaller and less liquid than the market for the government and government-related mortgage pools.

Certain private mortgage pools are organized in such a way that the SEC staff considers them to be closed-end investment companies. Each fund’s investment in such pools may be constrained by federal statute, which restricts investments in the shares of other investment companies.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There is no active secondary market with respect to a particular variable rate instrument.

SELECTIVE DISCLOSURE OF THE SSgA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)	The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b)	The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities (e.g., the Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and Advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)	The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)	The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)	The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Board of Trustees, the Funds’ Administrator or the Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisors Act of 1940, as amended. It is the policy of the Funds’ Administrator and the Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

Each SSgA money market fund’s website also includes links to the SEC’s website where a user may obtain access to the most recent 12 months of publicly available filings on Form N-MFP.

INVESTMENT RESTRICTIONS

The Funds described in this Statement are subject to fundamental investment restrictions as noted below. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted. Except as specifically noted below:

1.	A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of U.S. banks and U.S. branches of foreign banks are not considered a single industry for purposes of this restriction. (Prime Money Market Fund only.)

2.	A Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3.	A Fund will not pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above.

4.	A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Prime Money Market Fund only.)

5.	A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into “repurchase agreements.” A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets.

6.	A Fund will not invest more than 5% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

7.	A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

8.	A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

9.	A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

10.	A Fund will not purchase interests in oil, gas or other mineral exploration or development programs.

11.	A Fund will not purchase or sell commodities or commodity futures contracts.

12.	A Fund will not engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

13.	A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

14.	A Fund will not make investments for the purpose of gaining control of an issuer’s management.

15.	A Fund will not purchase the securities of any issuer if the SSgA Funds’ officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer. (Prime Money Market Fund only.)

16.	A Fund will not invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund’s total assets would be invested in such securities, except that the Fund may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer. (Prime Money Market Fund only.)

17.	A Fund will not purchase from or sell portfolio securities to its officers or directors or other “interested persons” (as defined in the 1940 Act) of the Fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders.

TEMPORARY DEFENSIVE POSITIONS

From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at the Fund’s affiliated custodian. The Advisor has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, a Fund may not achieve its investment objective.

From time to time, the U.S. Treasury Money Market Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to acquire the types of Treasury securities in which it normally invests. Temporary defensive positions may include, but are not limited to, investment in non-Treasury, U.S. government securities and repurchase agreements collateralized by such securities, the maintenance of uninvested cash, or investment in cash equivalents. The Fund’s holdings in temporary defensive positions may be inconsistent with the Fund’s principal investment strategy, and, as a result, the Fund may not achieve its investment objective.

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, day-to-day management required by SSgA Funds (see the section called “Investment Advisory and Other Services”). The Board has engaged the Advisor to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Advisor and other service providers in the operation of the SSgA Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Master Trust Agreement.

The Trustees hold office for the life of SSgA Funds subject to any retirement policy adopted by the Independent Trustees. The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a resignation is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for such consideration by the other Independent Trustees. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Trustees who are not “interested persons” of SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of SSgA Funds’ operations. For the fiscal year ended August 31, 2012, the Board of Trustees held 10 meetings (including two meetings of solely the Independent Trustees).

The Board of Trustees has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the SSgA Funds complex, including factors such as the number of series or portfolios that comprise the Trust and the SSgA Funds complex, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board of Trustees considered that the Board is composed of four Independent Trustees and that only an Independent Trustee may serve as the Chairman of the Board. In addition, to further align the Independent Trustees’ interests with those of Fund shareholders, the Board of Trustees has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment of at least equal to one year of his or her base retainer in the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the SSgA Funds.

The Chairman presides at all meetings of the Board of Trustees and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board of Trustees from time to time. The Independent Trustees believe that the Chairman’s independence is consistent with, and appropriate in light of, the performance of his duties and the fulfillment of his obligations with respect to the Trust and the shareholders of the Funds. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Trustees has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisor.

The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Advisor, the Administrator, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Trust’s investment management, distribution and business affairs. Each of the Advisor, the Administrator, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its regular oversight of the Funds and Trust, the Board of Trustees, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Advisor, the Administrator, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. Each of the Advisor and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models. The Board of Trustees, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board of Trustees has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. Material changes to the compliance program are reviewed by and approved by the Board of Trustees. In addition, as part of the Board’s periodic review of the Funds’ advisory, administrative, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Advisor and the Distributor, the Board of Trustees also reviews business continuity and disaster recovery plans. With respect to valuation, the Board of Trustees approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The Advisor is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board of Trustees regarding these and related matters. In addition, the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Advisor and the independent registered public accounting firm assist the Board of Trustees in performing its oversight function of valuation activities and related risks.

The Board of Trustees recognizes that not all risks that may affect the Trust or a Fund may be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board of Trustees with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board of Trustees. The Board of Trustees has implemented a Committee structure that allows the Board to allocate areas of responsibility among Committees of Independent Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the SSgA Funds by the Board. The purpose and function of the Committees is described below; and each Committee is comprised of all of the Independent Trustees other than the Chairman:

•

The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) consider and, if appropriate, pre-approve Fund audit services and associated fees; (ix) consider and, if appropriate, pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee meets regularly and for the fiscal year ended August 31, 2012, it held five meetings.

•

The Valuation Committee’s primary purpose is to make fair value determinations when appropriate under the SSgA Funds’ Securities Valuation Procedures and to review the actions and recommendations of the Oversight Committee no less often than quarterly. SSgA Funds has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. For the fiscal year ended August 31, 2012, the Valuation Committee held no meetings.

•

The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board Committees and review the responsibilities of each Committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Governance Committee performs an annual self-evaluation of Board members. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Nominating Sub-Committee reviews the mix of skills and other relevant experiences of the Trustees. The Nominating Sub-Committee will not consider nominees recommended by securities holders. The Governance Committee meets regularly and for the fiscal year ended August 31, 2012, it held two meetings.

•

The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from SSgA Funds’ Chief Compliance Officer; to oversee generally SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by SSgA Funds, its officers or the Trustees. The QLCC meets regularly and during the fiscal year ended August 31, 2012, it held four meetings.

The Trustees have varied experiences, attributes and skills that are utilized in overseeing the activities of the SSgA Funds, reviewing contractual arrangements with companies that provide services to the Funds, and reviewing Fund performance. Among the attributes or skills common to all Trustees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The following lists SSgA Funds’ Trustees, their mailing addresses and ages, present and principal occupations, other directorships held in companies with publicly traded securities and registered investment companies, held during the past five years, and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee. The following also includes, for any Trustee that is an interested person of the Trust, any position held by such Trustee with an affiliated person or principal underwriter of SSgA Funds and length of time served.

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(1)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 71	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC	• April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner; • Member, Financial Planners Association; • Director, SPCA of Bucks County, PA; and • Director, The Ann Silverman Community Clinic of Doylestown, PA.	14	None.

Independent Trustee Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 65	• Trustee since 1988 • Independent Chairman of the Board since January 2009 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC	• 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); • 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); • January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	14	SPDR Europe 1 Plc Board (2011 - Present)

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(1)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 68	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Chairman, QLCC

•    March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);

•    1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);

•    1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation);

•    September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care);

•    1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and

•    2003 to 2009, Trustee, Gettysburg College.

			14	None.

Independent Trustee Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 70	• Trustee since 1991 • Member, Audit Committee • Chairman, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); • Until December 2008, Independent Director, SSgA Cash Management Fund plc; • Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and • Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	14	None.

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

Principal Officer Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected by Trustees	Principal Occupation(s) During Past Five Years
Ellen M. Needham State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 46	• President and Principal Executive Officer since October 2012

•    June 2012 to Present , President SSgA Funds Management, Inc. (investment advisor), Senior Managing Director SSgA;

•    March 2012 to June 2012, Chief Operating Officer and Senior Managing Director, SSgA Funds Management, Inc. (investment advisor); and

•    March 2011 to Present, Senior Managing Director (July 2007 to March 2011, Managing Director; June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Ann M. Carpenter State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 47	• Vice President since October 2012

•    March 2008 to Present, Vice President SSgA Funds Management, Inc. (investment advisor) and State Street Global Advisors; and

•    November 2005 to April 2008, Principal, SSgA Funds Management, Inc. and State Street Global Advisors.

Jacqueline Angell State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 39	• Chief Compliance Officer since April 2011

•    July 2008 to Present, Vice President, SSgA Funds Management, Inc. (investment advisor);

•    July 2008 to Present, Vice President, State Street Global Advisors; and

•    April 2006 to June 2008, Director, Investment Advisor Oversight, Fidelity Investments.

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 47	• Treasurer and Principal Accounting Officer, effective January 1, 2013	• Vice President of State Street Bank and Trust Company (prior to July 2, 2007, Investors Financial Corporation) (since 2002).

Ryan M. Louvar State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 40	• Secretary, effective January 1, 2013	• Vice President and Senior Managing Counsel, State Street Bank and Trust Company (2005-present).

Through December 31, 2012, the following persons hold principal offices of the Funds and are compensated by Russell Fund Services Company or its affiliates:

Mark E. Swanson 1301 Second Avenue, 18th Floor Seattle, WA 98101 Age: 50	• Treasurer and Principal Accounting Officer (November 2000 through December 2012)

•    October 2011 to Present, Head of North America Operations (2009 to October 2011, Global Head of Fund Operations), Russell Investments;

•    Director—Fund Administration, Russell Investment Management Company, Russell Fund Services Company, Russell Trust Company; and Russell Financial Services Company; and

Mary Beth Rhoden 1301 Second Avenue, 18th Floor Seattle, WA 98101 Age: 44	• Secretary and Chief Legal Officer (January 2012 through December 2012)

•    Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds.

•    2010 to Present, Secretary and Chief Legal Officer, Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”) (registered investment companies) (1999 to 2010, Assistant Secretary);

•    2010 to Present, Secretary and Chief Legal Officer, Russell Exchange Traded Funds Trust;

•    2010 to Present, Associate General Counsel, Frank Russell Company (investment advisor) (prior to 2010, Associate Counsel); and

•    Secretary, Russell Investment Management Company (investment advisor), Russell Fund Services Company (transfer agent) and Russell Financial Services, Inc. (broker-dealer).

TRUSTEE COMPENSATION

Independent Trustees are compensated on a calendar year basis. The compensation schedule in effect starting January 1, 2013 is an annual base retainer fee of $100,000 and annual retainers for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); and $4,000 (QLCC). The SSgA Funds’ Chairman receives an additional annual retainer of $40,000. The Committee Chairmen each receive an annual retainer fee as follows: $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, QLCC, and Valuation Committee). The Independent Trustees are paid a fee for each meeting attended of $6,000 (regular Board of Trustees meetings and meetings of the Independent Trustees); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (special QLCC meetings), and $2,500 (special telephonic meetings). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2012, none of the Independent Trustees participated in the optional deferred compensation program. The SSgA Funds’ officers are compensated by the Funds’ Advisor and its affiliates.

Trustee Compensation Table For The Fiscal Year Ended August 31, 2012
	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Independent Trustees
Lynn L. Anderson*	$148,813	$0	$0	$148,813
William L. Marshall	$188,035	$0	$0	$188,035
Steven J. Mastrovich**	$17,959	$0	$0	$17,959
Patrick J. Riley, Chairman of the Board	$210,372	$0	$0	$210,372
Richard D. Shirk	$180,510	$0	$0	$180,510
Bruce D. Taber	$181,225	$0	$0	$181,225

*	Ceased to be a Trustee effective August 26, 2012.
**	Ceased to be a Trustee effective October 3, 2011.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2011

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
William L. Marshall	Disciplined Equity Fund	$10,001-$50,000	Over $100,000
	Emerging Markets Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000
Patrick J. Riley	International Stock Selection Fund	$50,001-$100,000	Over $100,000
	Emerging Markets Fund	Over $100,000
	Dynamic Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000
	Directional Core Equity Fund	$10,001-$50,000
	Tuckerman Active REIT	$10,001-$50,000
	S&P 500 Index Fund	Over $100,000
	Money Market Fund	$1-$10,000
Richard D. Shirk	Dynamic Small Cap Fund	$10,001-$50,000	Over $100,000
	Emerging Markets Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000
Bruce D. Taber	S&P 500 Index Fund	$10,001-$50,000	$50,001-$100,000
	International Stock Selection Fund	$10,001-$50,000

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 20, 2012, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 20, 2012, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

SSgA U.S. Treasury Money Market Fund

•	GFAS Control Acct MT01, State Street Bank, P.O. Box 1992, Quincy, MA 02171—96.22%

SSgA Prime Money Market Fund

•	Chicago Mercantile Exchange Inc, Customer Segregated Account, Attn Mike Kobida, 20 S Wacker Dr. Chicago, IL 60606-7431—5.78%

•	GFAS Control Acct MT01, State Street Bank, P.O. Box 1992, Quincy, MA 02171—68.66%

•	Kuwait Investment Authority, General Reserve Fund, Attn: Mr. Al El N Hamadah, Ministries Complex AL Murgab, Block 3, FL, Safat Kuwait 13001 – 16.17%

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Amended and Restated Advisory Agreement dated April 11, 2012 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance. The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment. Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approval of the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

Advisory Expenses. The following table shows the expenses each Fund accrued to the Advisor during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA U.S. Treasury Money Market Fund	$6,640,625	$6,947,862	$6,932,664
SSgA Prime Money Market Fund	$16,047,149	$17,407,361	$23,786,466

The Advisor has contractually agreed to waive up to the full amount of the Funds’ Advisory fee and reimburse all expenses to the extent that total expenses exceed a certain percentage (exclusive of non-recurring account fees and extraordinary expenses) in excess of a certain percentage of average daily net assets on an annual basis for certain Funds. The waivers and reimbursements for the Funds described in this Statement are in effect through December 31, 2012, and are considered from year to year on a calendar basis. The waivers and reimbursements amounted to the following for the fiscal years ended August 31:

Fund	Contractual Fee Waiver (% of average daily net assets on an annual basis)	2012	2011	2010
SSgA U.S. Treasury Money Market Fund(1)	Waiver of .5% of the .15% advisory fee	$2,213,542	$2,315,954	$2,310,887
SSgA Prime Money Market Fund	Waiver of .5% of the .15% advisory fee	$5,349,052	$5,802,454	$7,928,826

Fund	Contractual Fee Reimbursement (% of average daily net assets on an annual basis)	2012	2011	2010
SSgA U.S. Treasury Money Market Fund	Reimbursement of all expenses in excess of .20%	$0	$0	$0
SSgA Prime Money Market Fund	Reimbursement of all expenses in excess of .20%	$0	$378,262	$898,460

The Advisor may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. There is no guarantee that the Fund will be able to avoid a negative yield. The voluntary waivers amounted to the following for the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA U.S. Treasury Money Market Fund	$5,446,773	$3,902,881	$3,063,644
SSgA Prime Money Market Fund	$29,529	$0	$0

ADMINISTRATOR

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”). RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). The Administrator’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

RFSC is an affiliate of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including: (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will: (1) supervise all aspects of the Funds’ operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the SEC; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

Effective January 1, 2013, the Board of Trustees of the Trust has approved State Street Bank and Trust Company (“State Street) to serve as the SSgA Funds’ administrator. It is anticipated that State Street will provide substantially similar services as RFSC. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company, and is affiliated with the Advisor. State Street’s mailing address is 4 Copley Place, 5th Floor; Boston, MA 02116.

Administration Expenses. The following table shows the expenses each Fund accrued to Russell Fund Services Company as the administrator during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA U.S. Treasury Money Market Fund	$1,359,796	$1,405,135	$1,378,997
SSgA Prime Money Market Fund	$3,303,760	$3,532,756	$4,743,375

CUSTODIAN

State Street serves as the SSgA Funds’ Custodian. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

•

Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end gross assets of the complex: First $30 billion—0.75 basis point (b.p.); over $30 billion—0.50 b.p. (domestic accounting); First $10 billion—1.50 b.p.; over $10 billion—1.00 b.p. (international accounting);

•

Custody. For domestic custody, a fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other SSgA money market funds): First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p.

In addition, the Custodian receives various transaction fees, class-specific fees, system access fees, loan servicing fees and other special service fees, along with out-of-pocket expenses.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs); and omnibus transparency Full services fees of $.45 per underlying sub-position on an Intermediary’s system for an omnibus account (an “accountlet”) from 0-500,000; $.45 for 500,001 to 2,000,000 (waived), and $.10 for 2,000,0001 and greater; investigation fees of $3,000 to $5,000 per month depending on the number of accountlets. BFDS is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 30 Dan Road, Canton, MA 02021.

DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to an Amended and Restated Distribution Agreement dated April 11, 2012 (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA U.S. Treasury Money Market Fund	$894,021	$850,365	$817,773
SSgA Prime Money Market Fund	$2,190,263	$2,508,288	$4,599,431

For the fiscal year ended August 31, 2012 these amounts are reflective of the following individual payments:

Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
SSgA U.S. Treasury Money Market Fund	$318	$$57,742	$1,506	$293,105	$541,350
SSgA Prime Money Market Fund	$752	$128,942	$370,059	$655,103	$1,035,407

*	Includes such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plans. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have. The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds. The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.” The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992. The Institutional Plan was restated on April 9, 2002 to update current operations. The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit. The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year. Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2012, the Advisor and/or Distributor made such cash payments to 15 Financial Intermediaries. Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; and High Net Worth Services division of State Street Bank and Trust Company. The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund paid to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA U.S. Treasury Money Market Fund	$1,105,649	$1,157,947	$1,155,444
SSgA Prime Money Market Fund	$2,493,385	$2,901,227	$3,964,411

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. Deloitte Tax LLP is responsible for the review of the Funds’ federal tax returns. The mailing address of Deloitte & Touche LLP and Deloitte Tax LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA 02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits for SSgA. Although the Advisor’s clients’ commissions are not used for third party soft dollars, SSgA and SSgA FM clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Top 10 Brokers. During the fiscal year ended August 31, 2012, the Funds described in this Statement purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2012:

SSgA U.S. Treasury Money Market Fund

Broker	Principal ($000)
Deutsche Bank Securities, Inc.	51,873,622
Barclays Investments, Inc.	49,616,597
Citigroup Global Markets, Inc.	46,001,943
Credit Suisse First Boston Corp.	43,259,328
Merrill Lynch, Pierce, Fenner & Smith, Inc.	39,291,292
UBS Securities LLC	34,781,926
Morgan Stanley	26,961,423
Societe Generale Securities	23,996,643
Calyon Securities	20,375,000
BNP Paribas	6,965,777

SSgA Prime Money Market Fund

Broker	Principal ($000)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	154,581,823
Barclays Investments, Inc.	105,748,399
Deutsche Bank Securities, Inc.	61,584,402
JM Lummis & Company, Inc.	51,484,782
Morgan Stanley	51,154,773
Citigroup Global Markets, Inc.	51,151,212
Goldman, Sachs & Co.	48,574,594
Societe Generale Securities	45,243,000
UBS Securities LLC	34,971,013
Credit Suisse First Boston Corp.	20,290,333

The Funds described in this Statement normally do not pay a stated brokerage commission on transactions.

PRICING OF FUND SHARES

Shares of the SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Prime Money Market Fund determines net asset value per share once each business day at 4 p.m. Eastern time. The U.S. Treasury Money Market Fund determines net asset value per share once each business day as of 3 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the Fund is open every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the market price of the security. Calculations are periodically made to compare the value of the Fund’s investments valued at amortized cost with market values. Market valuations are generally obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with the Securities Valuation Procedures, in the event market quotations are not readily available for certain portfolio assets, for purposes of the market value comparison, the fair value of such portfolio assets will be determined by the Funds’ Oversight Committee (or, in some cases, the Board’s Valuation Committee). If a deviation of 1/2 of 1% or more were to occur between the NAV per share calculated by reference to market values and a Fund’s $1.00 per share NAV, or if there were any other deviation that the Board believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If the Fund’s NAV (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board might temporarily reduce or suspend dividend payments in an effort to maintain the NAV at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s NAV (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board might supplement dividends in an effort to maintain the NAV at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Funds’ NAV also may be processed on a confirmed basis.

It is each Fund’s policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the money market funds use the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on a Fund’s shares computed by dividing the annualized daily income on a Fund’s portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the Fund’s price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of a Fund’s net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

This document does not address considerations applicable to foreign shareholders. Foreign shareholders should consult their own tax advisors as to if and how U.S. federal income taxes and U.S. federal withholding requirements apply to them.

Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders, provided that certain minimum distribution and other requirements are met. The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98.2% of its capital gain net income, generally for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from any preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

As of the date of this document, generally, the maximum stated U.S. federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net long-term capital gain. Rates applicable to individuals are scheduled to increase, for taxable years beginning after December 31, 2012, to a maximum of 39.6% for ordinary income and generally 20% for net long-term capital gains. In addition, for taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including distributions from a Fund and gain from the sale or exchange of shares of a Fund) of U.S. individuals, estates and certain trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. In the case of an estate or trust, the amount subject to the 3.8% Medicare tax will not exceed the undistributed net investment income of the estate or trust for such taxable year.

If a Fund purchases a debt obligation with original issue discount (OID) (including a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to include annually in its income a portion of the OID as ordinary income, even though the Fund may not receive cash payments for such OID until maturity or disposition of the obligation. Additionally, a Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than the original issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, deemed to have accrued through the sale date, will be taxable to shareholders as ordinary income.

In addition to the investments described above, shareholders should be aware that other investments made by a Fund may involve complex tax rules that could result in income or gain recognition by the Fund without corresponding current cash receipts. If noncash income is recognized by a Fund, the Fund may distribute cash derived from other sources so as to meet certain minimum distribution requirements. A Fund could be required at times to liquidate investments prematurely in order to satisfy those minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Cost Basis Reporting. Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.

The available methods for reporting your cost-basis include: “average cost basis,” “first in-first out” and “specific share identification.” You may elect which method you want to use by notifying BFDS in writing. This election may be revoked or changed by you at any time up to the date of your first redemption of Post-Effective Date Shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the Average Cost method—will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested by you.

Additionally, for redemptions of Fund shares on or after January 1, 2012, BFDS will first redeem all shares acquired prior to January 1, 2012 (“Pre-Effective Date Shares”), before redeeming any Post-Effective Date Shares. You continue to be responsible for tracking cost basis, and appropriately reporting sales of Pre-Effective Date Shares to the IRS. If BFDS has historically provided cost basis reporting on these Pre-Effective Date Shares, BFDS will continue to provide those reports. However, no cost basis reporting will be provided to the IRS on the sale of Pre-Effective Date Shares.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor(s) when selecting which cost basis tracking and relief methodology is in your best interest.

As of August 31, 2012, the Funds had no net tax basis capital loss carryovers.

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSgA Funds includes the Institutional Class (the original class of shares) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY AND GUIDELINES

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor’s proxy voting policy and guidelines are attached to this Statement. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the SEC’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements as of and for the fiscal year ended August 31, 2012, appearing in the Funds’ 2012 Annual Report to Shareholders, and the reports of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing in the Annual Reports, are incorporated by reference in this Statement of Additional Information. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Fund has made in respect of any specific investment for other purposes. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

•

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

•

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•

Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.” The rating of Aa is assigned to bonds which are of “high quality by all standards.” Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

•

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

•

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

•

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

•	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Tax-Exempt Note Ratings. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings. The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•	AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

•	AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

•

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

•

A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

•	A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Tax-Exempt Notes Ratings. An S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Fitch’s Investors Service, Inc. (“Fitch”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

Short-Term Corporate, Commercial Paper, and Tax-Exempt Debt Ratings. Fitch’s short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

•	F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

•	F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff & Phelps Credit Rating Co. (“D&P”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited and IBCA Inc. (“IBCA”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson BankWatch (“Thompson”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. Thomson’s short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

APPENDIX: ADVISOR’S PROXY VOTING POLICY AND GUIDELINES

Introduction

SSgA Funds Management, Inc. (“SSgA FM”) is a registered investment adviser and a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long term economic value of client investments and as set forth in the SSgA FM Proxy Voting Guidelines (the “Proxy Voting Guidelines”).

Proxy Voting Procedure

Oversight

The SSgA FM Corporate Governance Team is responsible for implementing the Proxy Voting Guidelines, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues impacting shareholder value. The implementation of the Proxy Voting Guidelines is overseen by the SSgA FM Global Proxy Review Committee (“SSgA FM PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in more detail below. The SSgA FM PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee. In addition to voting proxies, SSgA:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2) provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4) matches proxies received with holdings as of record date;

5) generally applies its proxy voting policy consistently and keeps records of votes for each client;

6) documents the reason(s) for voting for all non-routine items; and

7) keeps records of such proxy voting available for inspection by the client or governmental agencies.

Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Proxy Voting Guidelines.

Proxy Voting Process

SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance, to support our proxy voting process. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) applying SSgA FM’s Proxy Voting Guidelines; and (3) provides research and analysis relating to general corporate governance issues and specific proxy items.

On most routine proxy voting items (e.g., retention of auditors), ISS will effect the proxy votes in accordance with the Proxy Voting Guidelines and our standing instructions, which the SSgA FM Corporate Governance Team reviews with ISS on an annual basis or on a case-by-case basis as required. The guidance permits ISS to apply the Proxy Voting Guidelines without consulting us on each proxy and in a manner that is consistent with our investment view. On matters not directly covered by the Proxy Voting Guidelines, and we conclude there is no likelihood of impacting shareholder value, ISS may effect proxy votes in accordance with its own recommendations.

1

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote consistent with SSgA FM’s investment views and to maximize the value of our client accounts. In general, the Corporate Governance Team will engage in this additional review for:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); and

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

In some instances, the SSgA FM Corporate Governance Team may refer significant issues which are not addressed by our Proxy Voting Guidelines or guidance to ISS to the SSgA FM PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA FM PRC, the SSgA FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”). If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interest of our clients (i.e., to maximize the economic value of our clients’ securities).

Conflict of Interest

From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within our Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity; however, where matters do not fall within our Proxy Voting Guidelines or where we believe that voting in accordance with the Proxy Voting Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, SSgA has determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Director of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so the matter is referred to the SSgA FM PRC. The SSgA FM PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA FM PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

Engagement

SSgA FM conducts issuer engagement activity to support SSgA FM’s voting principles. SSgA FM believes engagement with portfolio companies is often the most active and productive way shareholders can exercise their ownership rights, with the goal of increasing shareholder value. SSgA FM regularly engages with companies to discuss corporate governance issues and to provide insight about the principles and practices that drive our voting decisions. In our discussions, we highlight the attributes and practices that we believe enhance the quality of corporate governance at companies. Some engagement topics include takeover defenses, merger transactions, proxy contests, board elections, sustainability issues, executive compensation, equity compensation plans and other topical issues of interest to our clients as shareholders. Through our discussions, we seek to strengthen the quality of corporate governance with boards and management, which helps protect shareholder value.

2

The SSgA FM Governance Team is dedicated to providing governance research, analysis, issuer engagement and voting services. The SSgA FM Governance Team has no fixed set of priorities that dictate engagement practices. Instead, we view engagement practices as being dependent upon facts and circumstances, while giving consideration to the size of our total position of the issuer and/or the potential negative governance practices, performance profile, and circumstance at hand.

Nature and Form of Engagement

SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:

Reactive

Reactive engagement is initiated by the issuers and typically represents a majority of SSgA FM’s engagement activity. SSgA FM routinely discusses specific voting issues and items with the issuer community. These are viewed as an opportunity to address not only voting items, but also a wide range of governance items that impact shareholder value.

Recurring

Recurring engagement takes advantage of SSgA FM’s strong relationships with many of its largest holdings. SSgA FM maintains regular face-to-face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may impact long-term shareholder value.

Dynamic

Using screening tools designed to capture a mix of SSgA FM’s largest exposures to issuers demonstrating severe negative governance profiles, SSgA FM will actively seek direct dialogue with the board and management. In these cases, the dynamic engagement process represents the most meaningful chance for SSgA FM to protect long-term shareholder value from excessive risk due to governance related risks.

SSgA FM believes active engagement is best conducted individually and directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, such as shareholder conference calls, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement.

When Does SSgA FM Engage Issuers?

SSgA FM uses various methods to monitor its investments to determine which issuers require dynamic engagement. A blend of quantitative and qualitative research and data is used to identify potential engagement opportunities. SSgA FM sources internal and external research and screening tools to support the engagement process.

Voting and Engagement

SSgA FM believes engagement and voting activity have a direct relationship. Issuer engagement seeks to address significant shareholder concerns and governance issues. Logically, successful issuer engagement should reduce the need to vote against management. The integration and exercise of both these rights leads to a meaningful shareholder tool that seeks to achieve enhanced shareholder value on behalf of SSgA FM clients.

Developed and Non-Developed Markets

SSgA FM engagement philosophy applies across all global markets. We have found the opportunity and effectiveness of engagement activity directly correlates to the level of ownership and voting rights provided by local market laws. From market to market, engagement activity may take different forms in order to best achieve long term engagement goals.

3

Engagement in developed markets is a mature process for SSgA FM. In some cases, engagement activity is institutionalized into local best practices, such as the UK Stewardship Code overseen by Financial Reporting Commission (FRC). In the UK, disclosure standards are high, allowing shareholders simple access to the key components of governance, such as board and by-law structure, remuneration policies and practices, sustainability data and reporting, among others. Further, shareholder rights are relatively high allowing for SSgA FM to engage on a variety of issues.

In many non-OECD markets we often supplement direct company engagement with participation in shareholder advocacy groups that seek change at a market level. This type of “top-down” approach should have a positive long-term impact by addressing shortcomings in local market laws on disclosure and shareholder rights.

Summary of Proxy Voting Guidelines

Directors and Boards

The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections, in a way, which we as a fiduciary, believe will maximize the monetary value of each portfolio’s holdings.

The role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. A strong and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan, and performs risk oversight and performance assessment of the CEO and management. In contrast, management implements the business strategy and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, SSgA FM routinely discusses the importance of the board with issuers.

SSgA FM believes the quality of a board is a measure of director independence and company governance practices. In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests.

Accounting and Audit Related Issues

SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. We expect auditors to provide assurance as of a company’s financial condition. Having trust in the accuracy of financial statements is important for shareholders to make decisions. Subsequently, SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

SSgA FM believes the audit committee is responsible for appointing, compensating, retaining and overseeing the issuer’s outside audit firm. In addition, SSgA FM believes the audit committee should approve audit and non-audit services performed by outside audit firms.

Capital Structure, Reorganization and Mergers

Though SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for oversight and input into management decisions that may affect a company’s value. Altering the capital structure of a company is a critical decision for management, and in making such a critical decision, SSgA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

4

The organizational structure of a company or proposed modifications to a company, may improve the effectiveness of a company’s operations, thereby enhancing shareholder value. M&A issues may result in a substantial economic impact to a corporation. SSgA FM evaluates mergers and acquisitions on a case-by-case basis. SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term.

General/Routine

Although SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSgA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Environmental and Social Issues

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which SSgA FM philosophically agrees, but absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

International Statement

SSgA FM reviews proxies of non-US issuers consistent with our Principles and Proxy Voting Guidelines; however, SSgA FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes as corporate governance standards, disclosure requirements and voting mechanics differ from market to market. SSgA will vote issues in the context of our Proxy Voting Guidelines, as well as local market standards, where appropriate.

SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, or where issuer-specific special documentation is required or various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

5

SSgA FM Proxy Voting Guidelines

State Street Global Advisors Funds Management (“SSgA FM”) seeks to vote proxies for which it has discretionary authority in the best interests SSgA FM clients. This means that SSgA FM will make voting decisions in the manner SSgA believes will most likely protect and promote the long term economic value of client accounts. Absent unusual circumstances or specific client instructions, SSgA FM votes proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. SSgA FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. fund shareholders).

I. DIRECTOR RELATED ITEMS

Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

Director Elections

SSgA’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights

•	Board independence

•	Board structure

If a company demonstrates appropriate governance practices, SSgA believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSgA believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor,

•	Does the nominee provides professional services to the issuer,

•	Has the nominee attended an appropriate number of board meetings, or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

6

Additionally, SSgA may withhold votes based on the following:

•	CEOs of public companies who sit on more than three public company boards.

•	Nominees who sit on more than six public company boards.

•

SSgA may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s).

•	SSgA may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period.

•	SSgA will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors.

•	SSgA will withhold votes from directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern.

•	Proposals to restore shareholders’ ability to remove directors with or without cause.

•	Proposals that permit shareholders to elect directors to fill board vacancies.

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected.

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy.

•	Shareholder proposals requiring two candidates per board seat.

Majority Voting

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

7

Separation Chair/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Proxy Access

SSgA will consider proposals relating to Proxy Access on a case-by-case basis:

SSgA will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSgA FM will vote against limits to tenure.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

8

II. AUDIT RELATED ITEMS

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/fax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.*

Accept Financial Statements Consolidated Financial Statements and Statutory Reports

It is the auditor’s responsibility to provide assurance as of the company’s financial condition. Accordingly, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern, SSgA FM will accept the financial statement, allocation of income and/or statutory report.

III. CAPITAL STRUCTURE

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for U.S. firms and plus 100% of current authorized stock for international firms.

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

9

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Preemptive Rights and Non-Preemptive Rights

In general, SSgA FM supports issuance authority requests up to 100% of current share capital with preemptive rights. Requests for the authority to remove preemptive rights will be supported for share issuances that are less than a certain percentage (ranging from 5-20%, based on market practice) of the outstanding shares, unless even such a small amount could have a material dilutive effect on existing shareholders (e.g. illiquid markets).

For Hong Kong, SSgA FM does not support issuances that do not place limits on discounts or do not provide the authority to refresh the share issuance amounts without prior shareholder approval.

Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Dividends and Share Repurchase Programs

SSgA FM generally supports dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position.

Generally, SSgA FM votes for the authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.

IV. MERGERS AND ACQUISITIONS

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

10

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	At the time of voting, the current market price of the security exceeds the bid price

V. ANTI-TAKEOVER MEASURES

Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management's attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders' rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will support the adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

11

Special Meetings

SSgA will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their by-laws if:

•	The company also does not allow shareholders to act by written consent, OR

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSgA will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their by-laws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA will vote for management proposals related to special meetings.

Written Consent

SSgA will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their by-laws giving shareholders the right to call for a special meeting, OR

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares, AND

•	The company has a poor governance profile.

SSgA will vote management proposals on written consent on a case-by-case basis.

Super-Majority

SSgA FM will generally vote against amendments to by-laws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

VI. REMUNERATION

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

SSgA FM supports an annual advisory vote on executive compensation.

12

Approve Remuneration Report

SSgA FM will generally support remuneration reports that are judged to be in-line with local market practices. SSgA FM will generally vote against the approval of the remuneration report if the company fails to disclose information regarding any element of CEO remuneration including but not limited to, base salary, annual bonuses, and special bonuses relative to market practice.

If the company’s schemes allows for retesting of performance criteria over extended time period or for retesting if the original performance criteria was not met during the initial time period, SSgA FM may vote against the remuneration report.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution: To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA reviews that number in light of certain factors, including the industry of the issuer.

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible

•	The period of time covered by the plan

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control;

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Historical option grants: Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing: SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Share Repurchases: If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

13

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) do not disclose a definitive number of the shares to be bought back and, (iii) the time frame during which the shares will be bought back will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments: If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

SSgA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors

VII. MISCELLANEOUS/ROUTINE ITEMS

SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Opting out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•

General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduce and proposals to implement a reverse stock split to avoid delisting

•	Exclusive forum provisions

14

SSgA FM generally does not support the following miscellaneous/routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

VIII. ENVIRONMENTAL AND SOCIAL ISSUES

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Where it appears there is a potential effect on shareholder or economic value of a company that is related to a specific environmental or social issue, SSgA FM evaluates the shareholder proposal addressing the issue on a case-by-case basis. Absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

Record Keeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.

15

SSgAIMMSAI

Filed pursuant to Rule 485(b)

File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSgA BOND MARKET FUND

SSgA INTERMEDIATE FUND

SSgA HIGH YIELD BOND FUND

DECEMBER 14, 2012

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ Prospectus. This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com. Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Master Trust Agreement”).

The SSgA Funds is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Other than SSgA Tuckerman Active REIT Fund, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.

SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”) serves as the investment manager of each Fund.

DESCRIPTION OF INVESTMENTS AND RISKS

INVESTMENT STRATEGIES

(a) Investment Strategies Common to the Funds. To the extent consistent with each Fund’s investment objective and restrictions, each Fund covered by this Statement may invest in the following instruments and utilize the following investment techniques (unless otherwise noted):

Industry Concentration for Certain Fixed Income Securities. For purposes of determining whether the issuer of a security held by a Fund is part of a particular industry, the Funds’ Advisor uses industry classifications identified in the Barclays Capital Index system for securities other than asset-backed securities (“ABS”). To the extent a Fund invests in ABS, the Advisor determines an industry concentration based on a variety of factors, which might in any case include an analysis of the nature and structure of the issuer, the type of underlying collateral, and the nature of the Fund’s interest. Certain securities backed by U.S. residential mortgage-related securities (“RMRS”) are classified by the Advisor on the basis of the FICO (Fair Isaac & Co.) scores associated with the mortgage pool to which they relate. The following classifications are currently used : mortgage pools with FICO scores of 700 and above are classified as RMRS – Prime; mortgage pools with FICO scores between 625 and 699 are classified as RMRS – Midprime; mortgage pools with FICO scores of 624 and below are classified as RMRS- Subprime.

Mortgage-Related Securities. Mortgage-related securities represent an interest in a pool of, or are secured by, mortgage loans. A fund may invest in mortgage-related securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies.

Many mortgage-related securities provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on many mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will typically result in early payment of the applicable mortgage-related securities. The occurrence of mortgage prepayments is affected by a variety of factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities.

Because of the possibility of prepayments (and due to scheduled repayments of principal), mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. Prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

Collateralized mortgage obligations (“CMOs”) may be issued by a U.S. Government agency or instrumentality or by a private issuer. CMOs are typically structured with classes or series that have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to its terms. However, monthly principal payments and any prepayments from the collateral pool are generally paid first to the holders of the most senior class. Thereafter, payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Any or all classes of obligations of a CMO may be paid off sooner than expected because of an increase in the payoff speed of the pool. Changes in prepayment rates may have significant effects on the values and the volatility of the various classes and series of a CMO. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.

Stripped mortgage-related securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-related securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-related securities may be more volatile and less liquid than that for other mortgage-related securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Non-prime mortgage loans, which include mid-prime and subprime mortgages, typically are made to less creditworthy borrowers and have a higher risk of default than conventional mortgage loans. Therefore, mortgage-related securities backed by non-prime mortgage loans may suffer significantly greater declines in value due to defaults.

Government Mortgage-Related Securities. GNMA is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-related securities. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same interest rate risk as comparable privately issued mortgage-related securities. Therefore, the effective maturity and market value of a fund’s GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

Residential mortgage loans are also pooled by FHLMC, a corporate instrumentality of the U.S. Government. The mortgage loans in FHLMC’s portfolio are not government backed; FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC securities. FHLMC also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.

FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA, not the U.S. Government.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-related bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by FHLMC, FNMA or GNMA or by pools of mortgages. This category includes commercial mortgage-backed securities (“CMBS”) that are securities backed by commercial real estate properties. Mortgage-related securities created by nongovernmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. The market for private pools is smaller and less liquid than the market for the government and government-related mortgage pools.

Certain private mortgage pools are organized in such a way that the SEC staff considers them to be closed-end investment companies. Each fund’s investment in such pools may be constrained by federal statute, which restricts investments in the shares of other investment companies.

Other Asset-Backed Securities. Asset-backed securities other than mortgage-related securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are typically similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity, or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, applying only until exhausted and generally covering only a fraction of the security’s par value.

The value of such asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments, or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in generally the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-related securities.

Mortgage-Related Security Rolls. A Fund may participate in “forward roll” transactions with respect to mortgage-related securities it holds. In a forward roll transaction, a Fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments or the securities sold and the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements maturing not later than the expiration of the roll). Risks of mortgage-related security rolls include: (1) the risk of prepayment prior to maturity, and (2) the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities.

A mortgage-backed security roll may have a leveraging effect on the Fund. Whether a mortgage-related security roll transaction produces a gain for a Fund depends upon the costs of the agreements. (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or substantially the same security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund’s NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Mortgage-related security transactions, as leveraging techniques, may increase a Fund’s yield in the manner described above; however, such transactions also increase a Fund’s risk to capital and may result in a shareholder’s loss of principal.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or other assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations.

Treasury Inflation-Protected Securities. The Fund may invest in U.S. Government securities, called “Treasury inflation-protected securities” or “TIPS,” which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

If the Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

U.S. Government Obligations. The types of U.S. Government obligations in which each Fund may at times invest include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export—Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each Fund may purchase U.S. Government obligations on a forward commitment basis.

Since September 2008, Fannie Mae and Freddie Mac (together, the “GSEs”) have been placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). The U.S. Treasury, FHFA and the Federal Reserve have taken the steps to support the conservatorship. No assurance can be given that those initiatives with respect to the debt and mortgage-related securities issued by the GSEs and acquired by any of the funds will be successful.

On August 5, 2011, Standard & Poor’s Ratings Services lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of Fannie Mae and Freddie Mac to AA+ with a negative outlook. The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact the Funds.

Repurchase Agreements. A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into only for temporary or emergency purposes. A Fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount equal in value to the repurchase price including any accrued interest will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or other assets will be segregated so that the market value of the segregated assets will equal the amount of such Fund’s obligations while a reverse repurchase agreement is in effect.

Illiquid Securities. A Fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests; floating and variable rate demand obligations; and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Forward Commitments. A forward commitment is a contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Fund engages in a forward commitment, it relies on the other counterparty to deliver the security. If the other party defaults, a Fund might suffer a loss or miss an opportunity to obtain the security at an advantageous price. When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations.

SSgA High Yield Bond Fund does not invest in forward commitments.

When-Issued Transactions or Delayed Delivery Transactions. New issues of securities are often offered on a when-issued basis or delayed delivery basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued or delayed-delivery securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.

Securities purchased on a when-issued or delayed delivery basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” or “delayed delivery” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value. When a Fund engages in a when-issued or delayed delivery transaction, it relies on the other counterparty to deliver the security. If the other party defaults, a Fund might suffer a loss or miss an opportunity to obtain the security at an advantageous price.

When payment for when-issued or delayed delivery securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations.

Stripped (Zero Coupon) Securities. Stripped securities are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the U.S. Government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed. No Fund may invest more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm.

Because a stripped security does not pay current income or interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value. The price of a stripped security is more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest. Taxable income from stripped securities is accrued by a Fund without receiving regular interest payments in cash. As a result, a Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar denominated deposits in foreign banks or foreign branches of U.S. banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Purchase of Other Investment Company Funds. A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, pursuant to an SEC Order, the amount of securities of underlying mutual funds that a Fund may hold may exceed the limitations in the 1940 Act, provided that certain conditions are met. The conditions are intended to address certain abuses perceived to be associated with a “fund -of -funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund -of -funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Forward Currency Transactions. The Funds’ participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to a Fund’s specific receivables or payables generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to “lock in” the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. A Fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund’s assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When a Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must segregate on its records liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, it must segregate liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund “covers” a forward currency position generally by entering into an offsetting position. The transaction costs to a Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which it will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, a Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Lower Rated Debt Securities. Each Fund may invest in lower rated debt securities. On the whole, issuers of non-investment grade debt have higher financial leverage and are smaller, as measured by total revenues and total market value, than issuers of investment grade debt. This higher leverage and smaller issuer size makes lower rated debt securities more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities may be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated debt securities are traded are more limited than those for higher rated securities. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of the Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

The Advisor may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates. Please see “Description of Securities Ratings.”

Securities Lending. A Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a Fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any Fund.

High Risk, High Yield Bonds. The Fund will invest in high risk, high yield bonds. Securities rated below BBB by Standard & Poor’s Rating Group (“S&P”) or Baa by Moody Investors Service (“Moody’s”) involve greater risks, including credit and liquidity risk, than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC, C and D) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the securities are vulnerable to non-payment and represents the lowest degree of speculation within the non-investment grade universe; and D indicates the bonds have failed to pay interest or principal and represents the highest degree of speculation. Please see “Risk Factors – Lower Rated Debt Securities” in this Statement.

Loan Agreements. The Bond Market and High Yield Bond Funds may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. These investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Convertible Securities. The Funds may hold convertible securities of foreign or domestic issuers if delivered to the Funds in connection with debt securities held by the Funds. A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Special Situations and Illiquid Securities. Carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, “special situations”) could enhance the Fund’s capital appreciation potential. These investments are generally illiquid. The Fund currently does not intend to invest more than 5% of net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the Fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the Fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

(b) Description of Benchmark Indices. The following are descriptions of indices against which certain Funds measure their performance, or from which a Fund chooses securities for investment.

SSgA Bond Fund measures its performance against the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is made up of the Government/Credit Bond Index, the Mortgage-Backed Securities Index, the Commercial Mortgage Backed Index, and the Asset-Backed Index. The Government/Credit Bond Index includes the Government and Credit Bond Indices.

The Index includes all public obligations of the U.S. Treasury (excluding foreign-targeted issues); all publicly issued debt of U.S. Government agencies and quasi-federal corporations; corporate debt guaranteed by the U.S. Government; U.S. Agency Mortgage-Backed securities, commercial mortgage backed securities asset backed securities; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar denominated, SEC registered or exempt from registration at issuance, SEC Rule 144A with Registration Rights, corporate and non-corporate debt. Corporate sectors include, but are not limited to, industrial, finance, and utility. Non-corporate sectors include, but are not limited to, sovereign, supranational, foreign agency, and foreign local government sovereign debt; and debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies or international agencies.

The mortgage component of the Barclays Capital U.S. Aggregate Bond Index includes 15- and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC, and FNMA. The mortgage component of the Index also includes hybrid arms also backed by mortgage pools of GNMA, FHLMC, and FNMA. Balloons are included in the index. The Asset-Backed Index is composed of credit card, auto and student loans (pass-throughs, bullets and controlled amortization structures). The Commercial Mortgage Backed Index is composed of mortgage pools backed by Retail, Office, Multi-Family, Industrial loans. All securities have an average life of at least one year.

SSgA Intermediate Fund measures its performance against the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is made up of the Government/Credit Bond Index. The Government/Credit Bond Index includes the Government and Credit Bond Indices that have maturities ranging from one to ten years. The Index includes all public obligations of the U.S. Treasury (excluding foreign-targeted issues); all publicly issued debt of U.S. Government agencies and quasi-federal corporations; corporate debt guaranteed by the U.S. Government; commercial mortgage backed securities and asset backed securities; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar denominated, SEC registered corporate and non-corporate debt. Corporate sectors include, but are not limited to, industrial, finance, and utility. Non-corporate sectors include, but are not limited to, sovereign, supranational, foreign agency, and foreign local government sovereign debt; and debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies or international agencies.

SSgA High Yield Bond Fund measures its performance against the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index. The Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the USD denominated, non-investment grade, fixed-rate, taxable corporate bond market. The U.S. HY 2% Issuer Capped Index follows the same index construction rules as the uncapped index but limits issuer exposures to a maximum 2% and redistributes the excess market value index-wide on a prorate basis. The index was incepted in 2004 with history from January 1, 1993.

DERIVATIVES, HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The Funds described in this Statement may use derivative instruments, among other things, to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of swaps, options, futures transactions, and options on futures. The Funds have authority to write (sell) covered call and put options on portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures and may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because a Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of a Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions. The Funds may also choose to use futures to generate exposure to securities or markets more efficiently than through direct investment in a security or group of securities. Although the use of hedging strategies by a Fund is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value will nevertheless fluctuate. There can be no assurance that the use of derivatives or hedging transactions will be effective.

Credit Default Swaps and Total Return Swaps. A Fund may enter into a credit default swap or a total return swap for hedging purposes or to seek to increase total return of the Fund; however, it is expected that the Funds will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Credit default swaps and total return swaps are typically governed by the standard terms and conditions of an ISDA Master Agreement.

A credit default swap involves a protection buyer and a protection seller. A Fund may be either a protection buyer or seller. The protection buyer in a credit default swap makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. A Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

In both credit default swaps and total return swaps, the same general risks inherent to derivative transactions are present; however, the use of credit default swaps and total return swaps can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps and total return swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap or a total return swap only with counterparties that the Advisor determines to meet certain standards of creditworthiness. In a credit default swap, a buyer generally also will lose its premium and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). Additionally, a Fund that is a party to a credit default swap or total return swap is subject to the risk of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap agreement requires an understanding not only of the referenced obligation, reference rate, or index, but also of the swap agreement itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the swap agreement will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or other assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations under the swap agreement.

A Fund’s exposure under a credit default swap may be considered leverage and as such be subject to the restrictions on leveraged derivatives.

Interest Rate Swaps, Index Securities Referencing a Basket of Credit Default Swaps, and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. A Fund may enter into such transactions for hedging purposes or to seek to increase total return. The use of interest rate swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values or interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment.

Additionally, these derivative transactions are subject to risks similar to those discussed under Credit Default Swaps and Total Return Swaps above.

Interest Rate and Financial Futures Options. The Funds may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Funds at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Risk Factors in Options, Futures and Forward Transactions. The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Advisor’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, a Fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the index options or futures contracts. Conversely, a Fund may purchase or sell fewer index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes a Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option. To the extent that the Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Certain Regulatory Aspects of Use of Futures and Options on Futures. The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Writing Covered Call Options. The Funds are authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Writing Covered Put Options. The Funds are authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options.

When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Funds may write put options as an alternative to purchasing actual securities. If security prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The Funds are authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Funds’ risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options. The Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). A Fund will purchase call options only in connection with “closing purchase transactions.” The Funds will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Restrictions on OTC Options. The SSgA Funds described in this Statement may engage in OTC options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which the Advisor believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by a Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by a Fund; (3) margin deposits on a Fund’s existing OTC options on futures contracts; and (4) the market value of all other assets of a Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of its net assets, taken at market value. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and a Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Asset Coverage for Swaps, Futures and Options Positions. The Funds described in this Statement will not use leverage in their swaps, options and futures strategies. Such investments will be made for hedging purposes only. A Fund will not enter into a swap, option or futures position that exposes it to an obligation to another party unless it owns either: (1) an offsetting position in securities or other swaps, options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Funds will comply with guidelines established by the SEC with respect to coverage of swaps, options and futures strategies by mutual funds, and if the guidelines so require will segregate liquid assets an amount sufficient to cover their obligations with respect to any swap, futures or options position amount prescribed. Securities segregated for this purpose cannot be sold while the swap, futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meeting redemption requests or other current obligations.

Certain Regulatory Aspects of Use of Futures and Options on Futures. The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

SELECTIVE DISCLOSURE OF THE SSgA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)	The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b)	The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities (e.g., the Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and Advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)	The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)	The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)	The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Board of Trustees, the Funds’ Administrator or the Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisors Act of 1940, as amended. It is the policy of the Funds’ Administrator and the Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

Each Fund is subject to certain investment restrictions, which are considered either fundamental or non-fundamental. A non-fundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Funds. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. Except as specifically noted below:

1.	A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. (Fundamental restriction applicable to each Fund.)

2.	A Fund will not borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Funds will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. (Fundamental restriction applicable to each Fund.)

3.	A Fund will not pledge, mortgage or hypothecate its assets. However, the Funds may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above. (Fundamental restriction applicable to each Fund.)

4.	A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Fundamental restriction applicable to each Fund.)

5.	A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Funds may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets. (Fundamental restriction applicable to each Fund.) With respect to SSgA Intermediate Fund, portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by “marking to market” daily.

6.	A Fund will not purchase or sell commodities or commodity futures contracts except that the Funds may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Funds intends to buy and which relate to securities in which the Funds may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts. (Fundamental restriction applicable to each Fund.)

7.	A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein. (Fundamental restriction applicable to each Fund.)

8.	A Fund will not engage in the business of underwriting securities issued by others, except that the Funds will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. (Fundamental restriction applicable to each Fund.)

9.	A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. (Fundamental restriction applicable to each Fund.)

10.	A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund’s aggregate investment in such securities would exceed 5% of the Fund’s total assets. (Fundamental with respect to SSgA Intermediate Fund.)

11.	A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Funds may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options. (Fundamental with respect to Intermediate Fund.)

12.	A Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Funds, including their investment Advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder. (Non-fundamental with respect to SSgA Intermediate Fund.)

13.	A Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Funds may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the Funds. (Non-fundamental with respect to each Fund.)

14.	A Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration. (Non-fundamental with respect to each Fund.)

15.	A Fund will not make investments for the purpose of gaining control of an issuer’s management. (Non-fundamental with respect to SSgA Bond Market Fund and SSgA Intermediate Fund.)

Consistent with Investment Restriction No. 1, above, a Fund may invest without limitation in securities issued or guaranteed by the U.S. Government or by agencies and instrumentalities of the U.S. Government, including asset-backed or mortgage-backed securities issued by such entities as Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac). Privately-issued asset-backed and mortgage-backed securities are subject to the foregoing restrictions on industry concentration.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats U.S. domestic banks and foreign branches of U.S. banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITIONS

From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at the Fund’s affiliated custodian. The Advisor has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, a Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits. Except as otherwise stated in a Fund’s Prospectus or this Statement, the Advisor’s sell discipline for each Fund’s investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

Portfolio Turnover Rate. The following table shows each Fund’s portfolio turnover rate during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Bond Market Fund	205%	447%	502%
SSgA Intermediate Fund	194%	533%	538%
SSgA High Yield Bond Fund	196%	294%	294%

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, day-to-day management required by SSgA Funds (see the section called “Investment Advisory and Other Services”). The Board has engaged the Advisor to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Advisor and other service providers in the operation of the SSgA Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Master Trust Agreement.

The Trustees hold office for the life of SSgA Funds subject to any retirement policy adopted by the Independent Trustees. The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a resignation is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for such consideration by the other Independent Trustees. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Trustees who are not “interested persons” of SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of SSgA Funds’ operations. For the fiscal year ended August 31, 2012, the Board of Trustees held 10 meetings (including two meetings of solely the Independent Trustees).

The Board of Trustees has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the SSgA Funds complex, including factors such as the number of series or portfolios that comprise the Trust and the SSgA Funds complex, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board of Trustees considered that the Board is composed of four Independent Trustees, and that only an Independent Trustee may serve as the Chairman of the Board. In addition, to further align the Independent Trustees’ interests with those of Fund shareholders, the Board of Trustees has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment of at least equal to one year of his or her base retainer in the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the SSgA Funds.

The Chairman presides at all meetings of the Board of Trustees and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board of Trustees from time to time. The Independent Trustees believe that the Chairman’s independence is consistent with, and appropriate in light of, the performance of his duties and the fulfillment of his obligations with respect to the Trust and the shareholders of the Funds. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Trustees has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisor.

The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Advisor, the Administrator, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Trust’s investment management, distribution and business affairs. Each of the Advisor, the Administrator, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its regular oversight of the Funds and Trust, the Board of Trustees, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Advisor, the Administrator, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. Each of the Advisor and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models. The Board of Trustees, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board of Trustees has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. Material changes to the compliance program are reviewed by and approved by the Board of Trustees. In addition, as part of the Board’s periodic review of the Funds’ advisory, administrative, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Advisor and the Distributor, the Board of Trustees also reviews business continuity and disaster recovery plans. With respect to valuation, the Board of Trustees approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The Advisor is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board of Trustees regarding these and related matters. In addition, the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Advisor and the independent registered public accounting firm assist the Board of Trustees in performing its oversight function of valuation activities and related risks.

The Board of Trustees recognizes that not all risks that may affect the Trust or a Fund may be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board of Trustees with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board of Trustees. The Board of Trustees has implemented a Committee structure that allows the Board to allocate areas of responsibility among Committees of Independent Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the SSgA Funds by the Board. The purpose and function of the Committees is described below; and each Committee is comprised of all of the Independent Trustees other than the Chairman:

•

The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) consider and, if appropriate, pre-approve Fund audit services and associated fees; (ix) consider and, if appropriate, pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee meets regularly and for the fiscal year ended August 31, 2012, it held five meetings.

•

The Valuation Committee’s primary purpose is to make fair value determinations when appropriate under the SSgA Funds’ Securities Valuation Procedures and to review the actions and recommendations of the Oversight Committee no less often than quarterly. SSgA Funds has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. For the fiscal year ended August 31, 2012, the Valuation Committee held no meetings.

•

The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board Committees and review the responsibilities of each Committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Governance Committee performs an annual self-evaluation of Board members. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Nominating Sub-Committee reviews the mix of skills and other relevant experiences of the Trustees. The Nominating Sub-Committee will not consider nominees recommended by securities holders. The Governance Committee meets regularly and for the fiscal year ended August 31, 2012, it held two meetings.

•

The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from SSgA Funds’ Chief Compliance Officer; to oversee generally SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by SSgA Funds, its officers or the Trustees. The QLCC meets regularly and during the fiscal year ended August 31, 2012, it held four meetings.

The Trustees have varied experiences, attributes and skills that are utilized in overseeing the activities of the SSgA Funds, reviewing contractual arrangements with companies that provide services to the Funds, and reviewing Fund performance. Among the attributes or skills common to all Trustees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The following lists SSgA Funds’ Trustees, their mailing addresses and ages, present and principal occupations, other directorships held in companies with publicly traded securities and registered investment companies, held during the past five years, and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee. The following also includes, for any Trustee that is an interested person of the Trust, any position held by such Trustee with an affiliated person or principal underwriter of SSgA Funds and length of time served.

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(1)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 71	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC	• April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner; • Member, Financial Planners Association; • Director, SPCA of Bucks County, PA; and • Director, The Ann Silverman Community Clinic of Doylestown, PA.	14	None.

Independent Trustee Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 65	• Trustee since 1988 • Independent Chairman of the Board since January 2009 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC	• 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); • 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); • January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	14	SPDR Europe 1 Plc Board (2011-Present)

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(1)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 68	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Chairman, QLCC

•   March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);

•   1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);

•   1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation);

•   September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care);

•   1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and

•   2003 to 2009, Trustee, Gettysburg College.

			14	None.

Independent Trustee Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 70	• Trustee since 1991 • Member, Audit Committee • Chairman, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); • Until December 2008, Independent Director, SSgA Cash Management Fund plc; • Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and • Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	14	None.

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

Principal Officer Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected by Trustees	Principal Occupation(s) During Past Five Years
Ellen M. Needham State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 46	• President and Principal Executive Officer since October 2012

•   June 2012 to Present , President SSgA Funds Management, Inc. (investment advisor), Senior Managing Director SSgA;

•   March 2012 to June 2012, Chief Operating Officer and Senior Managing Director, SSgA Funds Management, Inc. (investment advisor); and

•   March 2011 to Present, Senior Managing Director (July 2007 to March 2011, Managing Director; June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Ann M. Carpenter State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 47	• Vice President since October 2012

•   March 2008 to Present, Vice President SSgA Funds Management, Inc. (investment advisor) and State Street Global Advisors; and

•   November 2005 to April 2008, Principal, SSgA Funds Management, Inc. and State Street Global Advisors.

Jacqueline Angell State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 39	• Chief Compliance Officer since April 2011

•   July 2008 to Present, Vice President, SSgA Funds Management, Inc. (investment advisor);

•   July 2008 to Present, Vice President, State Street Global Advisors; and

•   April 2006 to June 2008, Director, Investment Advisor Oversight, Fidelity Investments.

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 47	• Treasurer and Principal Accounting Officer, effective January 1, 2013	• Vice President of State Street Bank and Trust Company (prior to July 2, 2007, Investors Financial Corporation) (since 2002).

Ryan M. Louvar State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 40	• Secretary, effective January 1, 2013	• Vice President and Senior Managing Counsel, State Street Bank and Trust Company (2005-present).

Through December 31, 2012, the following persons hold principal offices of the Funds and are compensated by Russell Fund Services Company or its affiliates:

Mark E. Swanson 1301 Second Avenue, 18th Floor Seattle, WA 98101 Age: 50	• Treasurer and Principal Accounting Officer (November 2000 through December 2012)

•   October 2011 to Present, Head of North America Operations (2009 to October 2011, Global Head of Fund Operations), Russell Investments;

•   Director—Fund Administration, Russell Investment Management Company, Russell Fund Services Company, Russell Trust Company; and Russell Financial Services Company; and

•   Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds.

Mary Beth Rhoden 1301 Second Avenue, 18th Floor Seattle, WA 98101 Age: 44	• Secretary and Chief Legal Officer (January 2012 through December 2012)

•   2010 to Present, Secretary and Chief Legal Officer, Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”) (registered investment companies) (1999 to 2010, Assistant Secretary);

•   2010 to Present, Secretary and Chief Legal Officer, Russell Exchange Traded Funds Trust;

•   2010 to Present, Associate General Counsel, Frank Russell Company (investment advisor) (prior to 2010, Associate Counsel); and

•   Secretary, Russell Investment Management Company (investment advisor), Russell Fund Services Company (transfer agent) and Russell Financial Services, Inc. (broker-dealer).

TRUSTEE COMPENSATION

Independent Trustees are compensated on a calendar year basis. The compensation schedule in effect starting January 1, 2013 is an annual base retainer fee of $100,000 and annual retainers for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); and $4,000 (QLCC). The SSgA Funds’ Chairman receives an additional annual retainer of $40,000. The Committee Chairmen each receive an annual retainer fee as follows: $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, QLCC, and Valuation Committee). The Independent Trustees are paid a fee for each meeting attended of $6,000 (regular Board of Trustees meetings and meetings of the Independent Trustees); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (special QLCC meetings), and $2,500 (special telephonic meetings). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2012, none of the Independent Trustees participated in the optional deferred compensation program. The SSgA Funds’ officers are compensated by the Funds’ Advisor and its affiliates.

Trustee Compensation Table For The Fiscal Year Ended August 31, 2012
	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Independent Trustees
Lynn L. Anderson*	$148,813	$0	$0	$148,813
William L. Marshall	$188,035	$0	$0	$188,035
Steven J. Mastrovich**	$17,959	$0	$0	$17,959
Patrick J. Riley, Chairman of the Board	$210,372	$0	$0	$210,372
Richard D. Shirk	$180,510	$0	$0	$180,510
Bruce D. Taber	$181,225	$0	$0	$181,225

*	Ceased to be a Trustee effective August 26, 2012.
**	Ceased to be a Trustee effective October 3, 2011.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2011

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
William L. Marshall	Disciplined Equity Fund	$10,001-$50,000	Over $100,000
	Emerging Markets Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000
Patrick J. Riley	International Stock Selection Fund	$50,001-$100,000	Over $100,000
	Emerging Markets Fund	Over $100,000
	Dynamic Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000
	Directional Core Equity Fund	$10,001-$50,000
	Tuckerman Active REIT	$10,001-$50,000
	S&P 500 Index Fund	Over $100,000
	Money Market Fund	$1-$10,000
Richard D. Shirk	Dynamic Small Cap Fund	$10,001-$50,000	Over $100,000
	Emerging Markets Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000
Bruce D. Taber	S&P 500 Index Fund	$10,001-$50,000	$50,001-$100,000
	International Stock Selection Fund	$10,001-$50,000

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 20, 2012, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 20, 2012, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

SSgA Bond Market Fund

•	LinerCourse & Co, as custodian for Woods Hole Ocean Graphic Inst, 1200 Crown Colony Dr, CC 10313, Quincy, MA 02169-0938 – 8.15%

•	YUM Brands Inc., 1900 Colonel Sanders Lane, Louisville, KY 40213-1964—9.49%

•	Reliance Trust Company FBO Retirement Plans serviced by Metlife, P.O. Box 48529, Atlanta, GA 30362-1529—35.39%

•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—39.30%

SSgA High Yield Bond Fund

•	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226—6.26%

•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—22.17%

•	National Financial Services Corporation for the exclusive benefit of our customers, Attn: Mutual Funds 5th floor, 200 Liberty St, 1 World Financial Center, New York, NY 10281—41.31%

•	Pershing LLC, 1 Pershing PLZ, Jersey City, NJ 07399-0001—7.39%

•	New England Biolabs Pension Plan, Attn Suzanne Johnston, 1 Lincoln St, Boston, MA 02111-2900—5.29%

SSgA Intermediate Fund

•	Duckpond & Co., 1776 Heritage Drive, Quincy, MA 02171-2119—5.85%

•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—19.69%

•	Reliance Trust Company, FBO Retirement Plans serviced by Metlife, P.O. Box 48529, Atlanta, GA 30362-1529—18.15%

•	SEI Private Trust Company, C/O Evercore ID 573, One Freedom Valley Drive, Oaks, PA 19456-9989—49.12%

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Amended and Restated Advisory Agreement dated April 11, 2012 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance. The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment. Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approval of the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

The management fee is the same for each class of shares with respect to Funds with multiple classes.

Advisory Expenses. The following table shows the expenses each Fund accrued to the Advisor during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Bond Market Fund	$103,067	$135,069	$131,570
SSgA Intermediate Fund	$119,823	$116,546	$119,362
SSgA High Yield Bond Fund	$294,769	$281,965	$162,543

The Advisor has contractually agreed to waive the advisory fee or reimburse all expenses in excess of a certain percentage of average daily net assets on an annual basis for certain Funds. The contractual waivers and reimbursements are in effect through December 31, 2013 and are considered from year to year on a calendar basis. The applicable waivers and reimbursements are shown in the table below for the fiscal years ended August 31:

Fund	Contractual Fee Waiver/Reimbursement (% of average daily net assets on an annual basis)	2012	2011	2010
SSgA Bond Market Fund	Reimbursement of all expenses in excess of .50%	$261,734	$258,066	$253,336
SSgA Intermediate Fund	Reimbursement of all expenses in excess of .60%	$204,636	$202,273	$216,611
SSgA High Yield Bond Fund	Reimbursement of all expenses in excess of .75%	$115,229	$66,815	$140,733

The SSgA Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in SSgA Prime Money Market Fund, a series of the SSgA Funds not presented in this Statement (the “Central Fund”). Shares of the Central Fund sold to and redeemed from any participating Fund will not be subject to a redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each participating Fund in an amount that offsets the amount of such distribution or service fee incurred by the participating Fund.

Effective September 1, 2006, the Advisor has voluntarily agreed to waive a portion of the Funds’ advisory fees equal to the advisory fee paid by the Fund to the Central Fund. For the following SSgA Funds, the waiver amounted to the following for the fiscal year ended August 31:

Fund	2012	2011	2010
SSgA Bond Market Fund	$2,333	$2,989	$2,233
SSgA Intermediate Fund	$1,948	$1,976	$1,850
SSgA High Yield Bond Fund	$12,178	$8,741	$2,721

Other Accounts Managed. All employees of SSgA FM, including those portfolio managers that have responsibilities for registered funds, are also employees of SSgA. As an employee of SSgA, a portfolio manager may manage other types of funds and accounts, such as bank commingled funds or separate accounts, including actively managed accounts that are considered “hedge” funds or market neutral funds or funds that engage in short sales. Conflicts of interest may potentially arise in SSgA FM’s side-by-side management of multiple accounts. It is the policy of SSgA and SSgA FM to seek to treat all client accounts fairly and equitably.

As discussed in more detail below, examples of circumstances that may give rise to such potential conflicts of interest or the appearance of conflicts of interest include, but are not limited to:

•	Managing a portfolio that pays a performance fee alongside a portfolio that does not pay a performance fee;

•	Managing a registered mutual fund alongside a bank-maintained fund (e.g. a CTF or CIF);

•	Managing a separate account alongside a commingled fund;

•	The use of “conflicting trades,” i.e., selling short for one client portfolio a security held active long for another client portfolio; and

•	The execution of transactions shortly before or after related transactions in a different account.

As discussed above, a potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee.

The Advisor has established processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. These policies permit portfolio managers to aggregate their clients’ trades where appropriate and require that aggregated client trades generally be allocated on a pro-rata basis where clients receive the average price and commission when more than one trade is executed, or more than one broker is used to execute the transactions.

The Advisor manages each Fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets has been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of August 31, 2012
Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles	Assets Under Management (in billions)	Other Types of Accounts		Assets Under Management (in billions)		Asset Total (in billions)
SSgA Bond Market Fund and SSgA Intermediate Fund
Matt Pappas	0	$0.00	5	$1.05	14	*	$19.78	*	$20.83
Catherine Ann Powers	0	$0.00	5	$1.05	14	*	$19.78	*	$20.83

*	Includes 2 account with performance based fees of $0.54 billion

Other Accounts Managed as of August 31, 2012
Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles	Assets Under Management (in billions)	Other Types of Accounts	Assets Under Management (in billions)	Asset Total (in billions)
SSgA High Yield Bond Fund
Catherine Powers	0	$0.00	1	$0.09	0	$0.00	$0.09
Charles Moon	0	$0.00	1	$0.09	0	$0.00	$0.09

Ownership of Securities. As of August 31, 2012, the portfolio managers do not beneficially own any shares of any Funds described in this statement.

Compensation. The compensation of the Advisor’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA Funds Management, Inc. is a part of State Street Corporation and, therefore, works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations.

ADMINISTRATOR

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”). RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). The Administrator’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

RFSC is an affiliate of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including: (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will: (1) supervise all aspects of the Funds’ operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the SEC; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

Effective January 1, 2013, the Board of Trustees of the Trust has approved State Street Bank and Trust Company (“State Street) to serve as the SSgA Funds’ administrator. It is anticipated that State Street will provide substantially similar services as RFSC. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company, and is affiliated with the Advisor. State Street’s mailing address is 4 Copley Place, 5th Floor; Boston, MA 02116.

Administration Expenses. The following table shows the expenses each Fund accrued to Russell Fund Services Company as the administrator during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Bond Market Fund	$40,861	$44,265	$43,821
SSgA Intermediate Fund	$42,631	$42,306	$42,541
SSgA High Yield Bond Fund	$61,092	$59,738	$47,081

CUSTODIAN

State Street serves as the SSgA Funds’ Custodian. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

•

Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end gross assets of the complex: First $30 billion—0.75 basis point (b.p.); over $30 billion—0.50 b.p. (domestic accounting); First $10 billion—1.50 b.p.; over $10 billion—1.00 b.p. (international accounting);

•

Custody. For domestic custody, a fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other SSgA money market funds): First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p.

In addition, the Custodian receives various transaction fees, class-specific fees, system access fees, loan servicing fees and other special service fees, along with out-of-pocket expenses.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs); and omnibus transparency Full services fees of $.45 per underlying sub-position on an Intermediary’s system for an omnibus account (an “accountlet”) from 0-500,000; $.45 for 500,001 to 2,000,000 (waived), and $.10 for 2,000,0001 and greater; investigation fees of $3,000 to $5,000 per month depending on the number of accountlets. BFDS is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 30 Dan Road, Canton, MA 02021.

DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to an Amended and Restated Distribution Agreement dated April 11, 2012 (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Bond Market Fund	$16,078	$20,920	$12,735
SSgA Intermediate Fund	$78,513	$65,480	$62,346
SSgA High Yield Bond Fund	$228,463	$157,039	$108,252

For the fiscal year ended August 31, 2012 these amounts are reflective of the following individual payments:

Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
SSgA Bond Market Fund	$3	$468	$8,780	$2,376	4,451
SSgA Intermediate Fund	$3	$507	$70,641	$2,576	$4,786
SSgA High Yield Bond Fund	$6	$1,135	$194,911	$21,814	$10,597

*	Include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plans. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have. The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds. The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.” The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992. The Institutional Plan was restated on April 9, 2002 to update current operations. The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit. The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year. Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2012, the Advisor and/or Distributor made such cash payments to 15 Financial Intermediaries. Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; and High Net Worth Services division of State Street Bank and Trust Company. The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund paid to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Bond Market Fund	$1,942	$11,191	$10,913
SSgA Intermediate Fund	$1,108	$9,712	$9,947
SSgA High Yield Bond Fund	$3,732	$23,497	$13,545

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. Deloitte Tax LLP is responsible for the review of the Funds’ federal tax returns. The mailing address of Deloitte & Touche LLP and Deloitte Tax LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA 02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits for SSgA. Although the Advisor’s clients’ commissions are not used for third party soft dollars, SSgA and SSgA FM clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Top 10 Brokers. During the fiscal year ended August 31, 2012, the Funds described in this Statement purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2012:

SSgA Bond Market Fund

Broker	Principal ($000)	Commission ($000)
Goldman, Sachs & Co.	43,447	—

Barclays Investments, Inc.	27,514	—

Citigroup Global Markets, Inc.	22,425	—

J.P. Morgan Securities, Inc.	19,847	2

Banc of America Securities LLC	18,047	—

Morgan Stanley	11,732	—

UBS Securities LLC	10,517	—

Deutsche Bank Securities, Inc.	8,110	—

Credit Suisse First Boston Corp.	5,734	—

Wells Fargo & Co.	3,555	—

SSgA Intermediate Fund

Broker	Principal ($000)	Commission ($000)
Goldman, Sachs & Co.	40,255	—

Citigroup Global Markets, Inc.	23,234	—

Barclays Investments, Inc.	21,093	—

Banc of America Securities LLC	15,139	—

Morgan Stanley	14,606	—

J.P. Morgan Securities, Inc.	12,435	2

Deutsche Bank Securities, Inc.	11,319	—

UBS Securities LLC	8,186	—

Credit Suisse First Boston Corp.	4,445	—

Wells Fargo & Co.	4,216	—

SSgA High Yield Bond Fund

Broker	Principal ($000)	Commission ($000)
Barclays Investments, Inc.	178,796	—

J.P. Morgan Securities, Inc.	62,462	—

Banc of America Securities LLC	53,138	—

Credit Suisse First Boston Corp.	33,416	—

Goldman, Sachs & Co.	28,987	—

Citigroup Global Markets, Inc.	22,785	—

Sterne, Agee & Leach, Inc.	20,624	—

Deutsche Bank Securities, Inc.	19,019	—

Morgan Stanley	13,976	—

Wells Fargo & Co.	9,772	—

The Funds described in this Statement normally do not pay a stated brokerage commission on transactions.

PRICING OF FUND SHARES

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Funds described in this Statement determine the price per share once each business day (unless otherwise noted) at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange or Federal Reserve is closed (including weekends and holidays or after 4 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of Funds shares when the shareholder is not able to purchase or redeem Funds shares. Further, because foreign securities markets may close prior to the time the Funds determine net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the Funds are not open for business. As a result, the net asset value of Funds shares may fluctuate on days when Funds shareholders may not buy or sell Funds shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

This document does not address considerations applicable to foreign shareholders. Foreign shareholders should consult their own tax advisors as to if and how U.S. federal income taxes and U.S. federal withholding requirements apply to them.

Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders, provided that certain minimum distribution and other requirements are met. The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98.2% of its capital gain net income, generally for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from any preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

As of the date of this document, generally, the maximum stated U.S. federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net long-term capital gain. Rates applicable to individuals are scheduled to increase, for taxable years beginning after December 31, 2012, to a maximum of 39.6% for ordinary income and generally 20% for net long-term capital gains. In addition, for taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including distributions from a Fund and gain from the sale or exchange of shares of a Fund) of U.S. individuals, estates and certain trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. In the case of an estate or trust, the amount subject to the 3.8% Medicare tax will not exceed the undistributed net investment income of the estate or trust for such taxable year.

If a Fund purchases a debt obligation with original issue discount (OID) (including a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to include annually in its income a portion of the OID as ordinary income, even though the Fund may not receive cash payments for such OID until maturity or disposition of the obligation. Additionally, a Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than the original issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, deemed to have accrued through the sale date, will be taxable to shareholders as ordinary income.

In addition to the investments described above, shareholders should be aware that other investments made by a Fund may involve complex tax rules that could result in income or gain recognition by the Fund without corresponding current cash receipts. If noncash income is recognized by a Fund, the Fund may distribute cash derived from other sources so as to meet certain minimum distribution requirements. A Fund could be required at times to liquidate investments prematurely in order to satisfy those minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Cost Basis Reporting. Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.

The available methods for reporting your cost-basis include: “average cost basis,” “first in-first out” and “specific share identification.” You may elect which method you want to use by notifying BFDS in writing. This election may be revoked or changed by you at any time up to the date of your first redemption of Post-Effective Date Shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the Average Cost method—will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested by you.

Additionally, for redemptions of Fund shares on or after January 1, 2012, BFDS will first redeem all shares acquired prior to January 1, 2012 (“Pre-Effective Date Shares”), before redeeming any Post-Effective Date Shares. You continue to be responsible for tracking cost basis, and appropriately reporting sales of Pre-Effective Date Shares to the IRS. If BFDS has historically provided cost basis reporting on these Pre-Effective Date Shares, BFDS will continue to provide those reports. However, no cost basis reporting will be provided to the IRS on the sale of Pre-Effective Date Shares.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor(s) when selecting which cost basis tracking and relief methodology is in your best interest.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income.

Issues Related to Hedging, Derivatives and Option Investments. In the case of certain investments, the Code may require inclusion of certain unrealized gains or losses in the Fund’s income or characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, subject to exemptions and rate reductions under income tax treaties between the United States and certain foreign countries. The Fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax. However, if more than 50% in value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that would permit you to take a credit (or deduction) for foreign income taxes paid by the Fund. The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund you would be required to include in your gross income both dividends received from the Fund and your share of foreign income taxes paid by the Fund. Provided certain requirements are satisfied, you would be entitled to treat the foreign income taxes paid by the Fund as a credit against your United States federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit.

Passive Foreign Investment Companies. If a Fund invests in an entity that is classified as a passive foreign investment company (“PFIC”) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. The Fund may be able to remedy the potential adverse consequences of investing in a PFIC by electing to mark-to-market its PFIC holdings, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years. Alternatively, the Fund may make a “qualified electing fund” (“QEF”) election. Under such an election, the Fund generally would be required to include in its gross income its pro rata share of the PFIC’s ordinary income and long-term capital gain on a current basis, regardless of whether any distributions are received from the PFIC. However, the Fund may not be able to make a QEF election if it cannot obtain the necessary information from the PFIC.

As of August 31, 2012 the Funds had capital loss carryovers in the following amounts:

Fund	Carryover Amount
SSgA Bond Market Fund	$223,124
SSgA Bond Market Fund	$195,353
SSgA Bond Market Fund	$40,164,567
SSgA Bond Market Fund	$21,453
SSgA Intermediate Fund	$616,102
SSgA Intermediate Fund	$6,235,911
SSgA High Yield Bond Fund	$233,572

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSgA Funds includes the Institutional Class (the original class of shares) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY AND GUIDELINES

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor’s proxy voting policy and guidelines are attached to this Statement. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the SEC’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements as of and for the fiscal year ended August 31, 2012, appearing in the Funds’ 2012 Annual Report to Shareholders, and the reports of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing in the Annual Reports, are incorporated by reference in this Statement of Additional Information. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Fund has made in respect of any specific investment for other purposes. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long Term Debt Ratings.

•

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

•

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•

Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

•

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

•	Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

•	Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Commercial Paper. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

•

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

•

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

•

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

•	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings. The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•	AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

•	AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

•

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

•

BB, B, CCC, CC, C — Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

•

BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual implied BBB- rating.

•

B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

•

CCC — Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

•	CC — The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

•

C — The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating has been used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

•	C1 — The rating C1 is reserved for income bonds on which no interest is being paid.

•

D — Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

•

A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

•	A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch Investors Service, Inc. (“Fitch”)

Commercial Paper. Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

•	F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

•	F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

APPENDIX: ADVISOR’S PROXY VOTING POLICY AND GUIDELINES

Introduction

SSgA Funds Management, Inc. (“SSgA FM”) is a registered investment adviser and a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long term economic value of client investments and as set forth in the SSgA FM Proxy Voting Guidelines (the “Proxy Voting Guidelines”).

Proxy Voting Procedure

Oversight

The SSgA FM Corporate Governance Team is responsible for implementing the Proxy Voting Guidelines, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues impacting shareholder value. The implementation of the Proxy Voting Guidelines is overseen by the SSgA FM Global Proxy Review Committee (“SSgA FM PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in more detail below. The SSgA FM PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee. In addition to voting proxies, SSgA:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2) provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4) matches proxies received with holdings as of record date;

5) generally applies its proxy voting policy consistently and keeps records of votes for each client;

6) documents the reason(s) for voting for all non-routine items; and

7) keeps records of such proxy voting available for inspection by the client or governmental agencies.

Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Proxy Voting Guidelines.

Proxy Voting Process

SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance, to support our proxy voting process. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) applying SSgA FM’s Proxy Voting Guidelines; and (3) provides research and analysis relating to general corporate governance issues and specific proxy items.

On most routine proxy voting items (e.g., retention of auditors), ISS will effect the proxy votes in accordance with the Proxy Voting Guidelines and our standing instructions, which the SSgA FM Corporate Governance Team reviews with ISS on an annual basis or on a case-by-case basis as required. The guidance permits ISS to apply the Proxy Voting Guidelines without consulting us on each proxy and in a manner that is consistent with our investment view. On matters not directly covered by the Proxy Voting Guidelines, and we conclude there is no likelihood of impacting shareholder value, ISS may effect proxy votes in accordance with its own recommendations.

1

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote consistent with SSgA FM’s investment views and to maximize the value of our client accounts. In general, the Corporate Governance Team will engage in this additional review for:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); and

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

In some instances, the SSgA FM Corporate Governance Team may refer significant issues which are not addressed by our Proxy Voting Guidelines or guidance to ISS to the SSgA FM PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA FM PRC, the SSgA FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”). If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interest of our clients (i.e., to maximize the economic value of our clients’ securities).

Conflict of Interest

From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within our Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity; however, where matters do not fall within our Proxy Voting Guidelines or where we believe that voting in accordance with the Proxy Voting Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, SSgA has determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Director of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so the matter is referred to the SSgA FM PRC. The SSgA FM PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA FM PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

Engagement

SSgA FM conducts issuer engagement activity to support SSgA FM’s voting principles. SSgA FM believes engagement with portfolio companies is often the most active and productive way shareholders can exercise their ownership rights, with the goal of increasing shareholder value. SSgA FM regularly engages with companies to discuss corporate governance issues and to provide insight about the principles and practices that drive our voting decisions. In our discussions, we highlight the attributes and practices that we believe enhance the quality of corporate governance at companies. Some engagement topics include takeover defenses, merger transactions, proxy contests, board elections, sustainability issues, executive compensation, equity compensation plans and other topical issues of interest to our clients as shareholders. Through our discussions, we seek to strengthen the quality of corporate governance with boards and management, which helps protect shareholder value.

2

The SSgA FM Governance Team is dedicated to providing governance research, analysis, issuer engagement and voting services. The SSgA FM Governance Team has no fixed set of priorities that dictate engagement practices. Instead, we view engagement practices as being dependent upon facts and circumstances, while giving consideration to the size of our total position of the issuer and/or the potential negative governance practices, performance profile, and circumstance at hand.

Nature and Form of Engagement

SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:

Reactive

Reactive engagement is initiated by the issuers and typically represents a majority of SSgA FM’s engagement activity. SSgA FM routinely discusses specific voting issues and items with the issuer community. These are viewed as an opportunity to address not only voting items, but also a wide range of governance items that impact shareholder value.

Recurring

Recurring engagement takes advantage of SSgA FM’s strong relationships with many of its largest holdings. SSgA FM maintains regular face-to-face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may impact long-term shareholder value.

Dynamic

Using screening tools designed to capture a mix of SSgA FM’s largest exposures to issuers demonstrating severe negative governance profiles, SSgA FM will actively seek direct dialogue with the board and management. In these cases, the dynamic engagement process represents the most meaningful chance for SSgA FM to protect long-term shareholder value from excessive risk due to governance related risks.

SSgA FM believes active engagement is best conducted individually and directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, such as shareholder conference calls, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement.

When Does SSgA FM Engage Issuers?

SSgA FM uses various methods to monitor its investments to determine which issuers require dynamic engagement. A blend of quantitative and qualitative research and data is used to identify potential engagement opportunities. SSgA FM sources internal and external research and screening tools to support the engagement process.

Voting and Engagement

SSgA FM believes engagement and voting activity have a direct relationship. Issuer engagement seeks to address significant shareholder concerns and governance issues. Logically, successful issuer engagement should reduce the need to vote against management. The integration and exercise of both these rights leads to a meaningful shareholder tool that seeks to achieve enhanced shareholder value on behalf of SSgA FM clients.

Developed and Non-Developed Markets

SSgA FM engagement philosophy applies across all global markets. We have found the opportunity and effectiveness of engagement activity directly correlates to the level of ownership and voting rights provided by local market laws. From market to market, engagement activity may take different forms in order to best achieve long term engagement goals.

3

Engagement in developed markets is a mature process for SSgA FM. In some cases, engagement activity is institutionalized into local best practices, such as the UK Stewardship Code overseen by Financial Reporting Commission (FRC). In the UK, disclosure standards are high, allowing shareholders simple access to the key components of governance, such as board and by-law structure, remuneration policies and practices, sustainability data and reporting, among others. Further, shareholder rights are relatively high allowing for SSgA FM to engage on a variety of issues.

In many non-OECD markets we often supplement direct company engagement with participation in shareholder advocacy groups that seek change at a market level. This type of “top-down” approach should have a positive long-term impact by addressing shortcomings in local market laws on disclosure and shareholder rights.

Summary of Proxy Voting Guidelines

Directors and Boards

The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections, in a way, which we as a fiduciary, believe will maximize the monetary value of each portfolio’s holdings.

The role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. A strong and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan, and performs risk oversight and performance assessment of the CEO and management. In contrast, management implements the business strategy and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, SSgA FM routinely discusses the importance of the board with issuers.

SSgA FM believes the quality of a board is a measure of director independence and company governance practices. In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests.

Accounting and Audit Related Issues

SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. We expect auditors to provide assurance as of a company’s financial condition. Having trust in the accuracy of financial statements is important for shareholders to make decisions. Subsequently, SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

SSgA FM believes the audit committee is responsible for appointing, compensating, retaining and overseeing the issuer’s outside audit firm. In addition, SSgA FM believes the audit committee should approve audit and non-audit services performed by outside audit firms.

Capital Structure, Reorganization and Mergers

Though SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for oversight and input into management decisions that may affect a company’s value. Altering the capital structure of a company is a critical decision for management, and in making such a critical decision, SSgA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

4

The organizational structure of a company or proposed modifications to a company, may improve the effectiveness of a company’s operations, thereby enhancing shareholder value. M&A issues may result in a substantial economic impact to a corporation. SSgA FM evaluates mergers and acquisitions on a case-by-case basis. SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term.

General/Routine

Although SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSgA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Environmental and Social Issues

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which SSgA FM philosophically agrees, but absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

International Statement

SSgA FM reviews proxies of non-US issuers consistent with our Principles and Proxy Voting Guidelines; however, SSgA FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes as corporate governance standards, disclosure requirements and voting mechanics differ from market to market. SSgA will vote issues in the context of our Proxy Voting Guidelines, as well as local market standards, where appropriate.

SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, or where issuer-specific special documentation is required or various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

5

SSgA FM Proxy Voting Guidelines

State Street Global Advisors Funds Management (“SSgA FM”) seeks to vote proxies for which it has discretionary authority in the best interests SSgA FM clients. This means that SSgA FM will make voting decisions in the manner SSgA believes will most likely protect and promote the long term economic value of client accounts. Absent unusual circumstances or specific client instructions, SSgA FM votes proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. SSgA FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. fund shareholders).

I. DIRECTOR RELATED ITEMS

Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

Director Elections

SSgA’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights

•	Board independence

•	Board structure

If a company demonstrates appropriate governance practices, SSgA believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSgA believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor,

•	Does the nominee provides professional services to the issuer,

•	Has the nominee attended an appropriate number of board meetings, or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSgA may withhold votes based on the following:

•	CEOs of public companies who sit on more than three public company boards.

6

•	Nominees who sit on more than six public company boards.

•

SSgA may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s).

•	SSgA may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period.

•	SSgA will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors.

•	SSgA will withhold votes from directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern.

•	Proposals to restore shareholders’ ability to remove directors with or without cause.

•	Proposals that permit shareholders to elect directors to fill board vacancies.

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected.

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy.

•	Shareholder proposals requiring two candidates per board seat.

Majority Voting

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

7

Separation Chair/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Proxy Access

SSgA will consider proposals relating to Proxy Access on a case-by-case basis:

SSgA will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSgA FM will vote against limits to tenure.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

8

II. AUDIT RELATED ITEMS

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/fax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.*

Accept Financial Statements Consolidated Financial Statements and Statutory Reports

It is the auditor’s responsibility to provide assurance as of the company’s financial condition. Accordingly, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern, SSgA FM will accept the financial statement, allocation of income and/or statutory report.

III. CAPITAL STRUCTURE

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for U.S. firms and plus 100% of current authorized stock for international firms.

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

9

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Preemptive Rights and Non-Preemptive Rights

In general, SSgA FM supports issuance authority requests up to 100% of current share capital with preemptive rights. Requests for the authority to remove preemptive rights will be supported for share issuances that are less than a certain percentage (ranging from 5-20%, based on market practice) of the outstanding shares, unless even such a small amount could have a material dilutive effect on existing shareholders (e.g. illiquid markets).

For Hong Kong, SSgA FM does not support issuances that do not place limits on discounts or do not provide the authority to refresh the share issuance amounts without prior shareholder approval.

Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Dividends and Share Repurchase Programs

SSgA FM generally supports dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position.

Generally, SSgA FM votes for the authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.

IV. MERGERS AND ACQUISITIONS

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

10

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	At the time of voting, the current market price of the security exceeds the bid price

V. ANTI-TAKEOVER MEASURES

Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management's attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders' rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will support the adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

11

Special Meetings

SSgA will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their by-laws if:

•	The company also does not allow shareholders to act by written consent, OR

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSgA will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their by-laws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA will vote for management proposals related to special meetings.

Written Consent

SSgA will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their by-laws giving shareholders the right to call for a special meeting, OR

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares, AND

•	The company has a poor governance profile.

SSgA will vote management proposals on written consent on a case-by-case basis.

Super-Majority

SSgA FM will generally vote against amendments to by-laws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

VI. REMUNERATION

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

SSgA FM supports an annual advisory vote on executive compensation.

12

Approve Remuneration Report

SSgA FM will generally support remuneration reports that are judged to be in-line with local market practices. SSgA FM will generally vote against the approval of the remuneration report if the company fails to disclose information regarding any element of CEO remuneration including but not limited to, base salary, annual bonuses, and special bonuses relative to market practice.

If the company’s schemes allows for retesting of performance criteria over extended time period or for retesting if the original performance criteria was not met during the initial time period, SSgA FM may vote against the remuneration report.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution: To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA reviews that number in light of certain factors, including the industry of the issuer.

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible

•	The period of time covered by the plan

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control;

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Historical option grants: Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing: SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Share Repurchases: If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

13

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) do not disclose a definitive number of the shares to be bought back and, (iii) the time frame during which the shares will be bought back will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments: If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

SSgA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors

VII. MISCELLANEOUS/ROUTINE ITEMS

SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Opting out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•

General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduce and proposals to implement a reverse stock split to avoid delisting

14

•	Exclusive forum provisions

SSgA FM generally does not support the following miscellaneous/routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

VIII. ENVIRONMENTAL AND SOCIAL ISSUES

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Where it appears there is a potential effect on shareholder or economic value of a company that is related to a specific environmental or social issue, SSgA FM evaluates the shareholder proposal addressing the issue on a case-by-case basis. Absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

Record Keeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.

15

SSgAFISAI

Filed pursuant to Rule 485(b)

File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSgA DYNAMIC SMALL CAP FUND

SSgA IAM SHARES FUND

SSgA ENHANCED SMALL CAP FUND

DECEMBER 14, 2012

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ Prospectus. This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com. Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Master Trust Agreement”).

The SSgA Funds is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Other than SSgA Tuckerman Active REIT Fund, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.

SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”) serves as the investment manager of each Fund.

DESCRIPTION OF INVESTMENTS AND RISKS

INVESTMENT STRATEGIES

(a) Investment Strategies Common to the Funds. To the extent consistent with each Fund’s investment objective and restrictions, each Fund covered by this Statement may invest in the following instruments and utilize the following investment techniques (unless otherwise noted):

U.S. Government Obligations. The types of U.S. Government obligations in which each Fund may at times invest include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export—Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each Fund may purchase U.S. Government obligations on a forward commitment basis.

Since September 2008, Fannie Mae and Freddie Mac (together, the “GSEs”) have been placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). The U.S. Treasury, FHFA and the Federal Reserve have taken the steps to support the conservatorship. No assurance can be given that those initiatives with respect to the debt and mortgage-related securities issued by the GSEs and acquired by any of the funds will be successful.

On August 5, 2011, Standard & Poor’s Ratings Services lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of Fannie Mae and Freddie Mac to AA+ with a negative outlook. The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact the Funds.

Repurchase Agreements. A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.

Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into only for temporary or emergency purposes. A Fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount equal in value to the repurchase price including any accrued interest will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or other assets will be segregated so that the market value of the segregated assets will equal the amount of such Fund’s obligations while a reverse repurchase agreement is in effect.

Forward Commitments. A forward commitment is a contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Fund engages in a forward commitment, it relies on the other counterparty to deliver the security. If the other party defaults, a Fund might suffer a loss or miss an opportunity to obtain the security at an advantageous price. When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations.

The SSgA IAM SHARES Fund does not invest in forward commitments.

When-Issued Transactions or Delayed Delivery Transactions. New issues of securities are often offered on a when-issued basis or delayed delivery basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued or delayed-delivery securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.

Securities purchased on a when-issued or delayed delivery basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” or “delayed delivery” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value. When a Fund engages in a when-issued or delayed delivery transaction, it relies on the other counterparty to deliver the security. If the other party defaults, a Fund might suffer a loss or miss an opportunity to obtain the security at an advantageous price.

When payment for when-issued or delayed delivery securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations.

Illiquid Securities. A Fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests; floating and variable rate demand obligations; and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Section 4(2) Commercial Paper. The Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with a Fund’s investment restriction relating to investments in illiquid securities.

The following Fund does not invest in Section 4(2) paper: SSgA Enhanced Small Cap Fund.

Warrants. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. No Fund will invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

The SSgA Enhanced Small Cap Fund does not typically invest in warrants.

American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). ADRs and GDRs may be purchased by a Fund under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs and GDRs, in registered form, are designed for use in the U.S. securities markets. ADRs and GDRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs and GDRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs and GDRs rather than directly in a foreign issuer’s stock, a Fund can minimize currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the U.S. for many ADRs and GDRs. The information available for ADRs and GDRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

The SSgA Enhanced Small Cap Fund does not typically invest in ADRs.

Equity Swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines. Swap agreements bear the risk that a Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the portfolio in assets generating cash flows complimentary to the returns it is required to pay.

The following Fund does not invest in equity swaps: SSgA Enhanced Small Cap Fund.

Total Rate of Return Swaps. The Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return. The Advisor will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines.

The SSgA Enhanced Small Cap Fund does not invest in total rate of return swaps.

Interfund Lending. In accordance with an SEC Order, the Funds may participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds may borrow money from SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Purchase of Other Investment Company Funds. A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, pursuant to an SEC Order, the amount of securities of underlying mutual funds that a Fund may hold may exceed the limitations in the 1940 Act, provided that certain conditions are met. The conditions are intended to address certain abuses perceived to be associated with a “fund -of -funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund -of -funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Convertible Securities. The Funds may hold convertible securities of foreign or domestic issuers if delivered to the Funds in connection with debt securities held by the Funds. A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

The SSgA Enhanced Small Cap Fund does not invest in convertible securities.

IPO Holding Risk. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when the Fund requests to participate in an IPO, there is no guarantee that a Fund will receive an allotment of shares in an IPO sufficient to satisfy a Fund’s desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO Trading Risk. IPO trading is the practice of participating in an initial public offering (IPO) with the intent of immediately selling the security in the secondary market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the Fund’s portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of “hot” IPOs. In addition, this practice may result in losses if a Fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

The following Funds do not generally participate in IPOs with the intent of immediately selling the acquired security in the secondary market: SSgA IAM SHARES Fund and SSgA Enhanced Small Cap Fund.

(b) Investment Strategies specific to some, but not all, Funds: A Fund may invest in the following instruments and utilize the following investment techniques:

SSgA Dynamic Small Cap Fund and SSgA IAM SHARES Fund only:

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There is no active secondary market with respect to a particular variable rate instrument.

Forward Currency Transactions. The Fund’s participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to “lock in” the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Fund’s assets, but will be employed as necessary to correspond to particular transactions or positions. The Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Fund “covers” a forward currency position generally by entering into an offsetting position. The transaction costs to the Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, the Fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Preferred Stocks. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation’s earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of preferred stock is generally subordinate to rights associated with a corporation’s debt securities.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar denominated deposits in foreign banks or foreign branches of U.S. banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Foreign Currency Risk. A Fund that invests in foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A Fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a Fund’s investments in securities of issuers of that country. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities. The Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). The Fund will normally invest in foreign securities only if: (i) such securities are U.S. dollar-denominated; or (ii) if such securities are not U.S. dollar-denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If the Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Fund’s Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Fund intends to construe geographic terms such as “foreign,” “non-U.S.” “European, “ “Latin American,” and “Asian,” in the manner that affords to the Fund the greatest flexibility in seeking to achieve its investment objective(s). Specifically, in circumstances where the investment objective and/or strategy is to invest at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)	The issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)	The securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)	The issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Fund intends to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of the Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, the Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (ADRs). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADRs trade on U.S. securities exchanges but are treated as “foreign securities” for purposes of the limitations on the Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

In addition to ADRs, the Fund may invest in sponsored or unsponsored Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Fund will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Fund are uninvested. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

Foreign Currency. The Funds have authority to deal in forward foreign currency exchange contracts (including those involving the U.S. dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A Fund’s dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Funds will not speculate in foreign security or currency options or futures or related options.

No Fund may hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No Fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than 36 months.

Forward Currency Transactions. The Fund’s participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to “lock in” the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Fund’s assets, but will be employed as necessary to correspond to particular transactions or positions. The Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Fund “covers” a forward currency position generally by entering into an offsetting position. The transaction costs to the Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, the Fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Commercial Paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Rating Group or F-1 by Fitch’s Investor Service.

SSgA Enhanced Small Cap Fund only:

Exchange Traded Funds. An exchange-traded fund, or ETF, is an investment company that trades like a stock throughout the day. An ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An ETF will invest in either all of the securities or a representative sample of the securities included in the index.

Although ETFs are legally classified as open-end companies or Unit Investment Trusts (UITs), they differ from traditional open-end companies and UITs in the following respects:

•	ETFs do not sell individual shares directly to investors and only issue their shares in large blocks (blocks of 50,000 shares, for example) that are known as “Creation Units;”

•

Investors generally do not purchase Creation Units with cash. Instead, they buy Creation Units with a basket of securities that generally mirrors the ETF’s portfolio. Those who purchase Creation Units are frequently institutions; and

•

After purchasing a Creation Unit, an investor often splits it up and sells the individual shares on a secondary market. This permits other investors to purchase individual shares (instead of Creation Units).

Investors who want to sell their ETF shares have two options: (1) they can sell individual shares to other investors on the secondary market, or (2) they can sell the Creation Units back to the ETF. In addition, ETFs generally redeem Creation Units by giving investors the securities that comprise the portfolio instead of cash. Because of the limited redeemability of ETF shares, ETFs are not considered to be—and may not call themselves—mutual funds. ETFs are subject to the risk that the value of the securities in which the ETF invests may go up or down in response to the prospects of the underlying securities and/or general economic conditions. Price changes may be temporary or may last for extended periods.

SSgA Dynamic Small Cap Fund only:

Debt Securities. A Fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of a Fund’s assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as “junk bonds.” Please see “Description of Securities Ratings.”

(c) Description of Benchmark Indices. The following are descriptions of indices against which certain Funds measure their performance, or from which a Fund chooses securities for investment.

SSgA IAM SHARES Fund measures its performance against the S&P 500 Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation (“Standard & Poor’s”) to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The Index is structured to approximate the general distribution of industries in the U.S. economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor’s believes the stock to be an attractive investment, nor is Standard & Poor’s a sponsor or in any way affiliated with the Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its float-adjusted market capitalization. That is, each security is weighted by its float-adjusted market value (i.e., the number of shares that are available to the public—excluding those that are closely held by insiders, other index constituents, government entities, or those shares that have investment restrictions—multiplied by the stock’s current price). Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the U.S. gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

SSgA Dynamic Small Cap Fund and SSgA Enhanced Small Cap Fund measure their performance against the Russell 2000® Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

DERIVATIVES, HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The Funds described in this Statement may use derivative instruments, among other things, to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of swaps, options, futures transactions, and options on futures. The Funds have authority to write (sell) covered call and put options on portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures and may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because a Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of a Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions. The Funds may also choose to use futures to generate exposure to securities or markets more efficiently than through direct investment in a security or group of securities. Although the use of hedging strategies by a Fund is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value will nevertheless fluctuate. There can be no assurance that the use of derivatives or hedging transactions will be effective.

Writing Covered Call Options. The Funds are authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Writing Covered Put Options. The Funds are authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options.

When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Funds may write put options as an alternative to purchasing actual securities. If security prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The Funds are authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Funds’ risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options. The Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). A Fund will purchase call options only in connection with “closing purchase transactions.” The Funds will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Interest Rate and Financial Futures and Options. The Funds may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a U.S. exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The Funds may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Restrictions on OTC Options. The SSgA Funds described in this Statement may engage in OTC options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which the Advisor believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by a Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by a Fund; (3) margin deposits on a Fund’s existing OTC options on futures contracts; and (4) the market value of all other assets of a Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of its net assets, taken at market value. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and a Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Risk Factors in Options, Futures and Forward Transactions. The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Advisor’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, a Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, a Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Funds described in this Statement may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the Funds’ records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in an option, a futures contract or related option. To the extent that the Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Asset Coverage for Swaps, Futures and Options Positions. The Funds described in this Statement will not use leverage in their swaps, options and futures strategies. Such investments will be made for hedging purposes only. A Fund will not enter into a swap, option or futures position that exposes it to an obligation to another party unless it owns either: (1) an offsetting position in securities or other swaps, options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Funds will comply with guidelines established by the SEC with respect to coverage of swaps, options and futures strategies by mutual funds, and if the guidelines so require will segregate liquid assets an amount sufficient to cover their obligations with respect to any swap, futures or options position amount prescribed. Securities segregated for this purpose cannot be sold while the swap, futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meeting redemption requests or other current obligations.

Certain Regulatory Aspects of Use of Futures and Options on Futures. The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

SELECTIVE DISCLOSURE OF THE SSgA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)	The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b)	The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities (e.g., the Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and Advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)	The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)	The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)	The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Board of Trustees, the Funds’ Administrator or the Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisors Act of 1940, as amended. It is the policy of the Funds’ Administrator and the Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

Each Fund is subject to certain investment restrictions, which are considered either fundamental or nonfundamental. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made.

SSgA Dynamic Small Cap Fund and SSgA IAM SHARES Fund only:

The following are fundamental restrictions with respect to the Funds named above (except as specifically noted).

1.	A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

2.

A Fund will not borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3.	A Fund will not pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above.

4.	A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer.

5.	A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets. The Funds may lend cash to any registered investment company or portfolio series for which the Fund’s Advisor serves as Advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder.

6.	A Fund will not purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

7.	A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

8.	A Fund will not engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

9.	A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit a Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

10.	A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund’s aggregate investment in such securities would exceed 5% of the Fund’s total assets.

11.	A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

The following are non-fundamental restrictions.

12.	A Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

13.	A Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the Fund.

14.	A Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days duration.

15.	A Fund will not make investments for the purpose of gaining control of an issuer’s management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats U.S. domestic banks and foreign branches of U.S. banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

SSgA Enhanced Small Cap Fund only:

The Funds named above are subject to the following fundamental investment restrictions.

1.	A Fund will not borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2.	A Fund will not issue “senior securities,” except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

3.	A Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

4.	A Fund will not purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

5.	A Fund will not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6.	A Fund will not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

7.	A Fund will not purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction, except as otherwise noted. In addition, the Fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

The following descriptions of certain investment limitations under the 1940 Act may assist investors in understanding the Funds’ investment restrictions, but are not part of the investment restrictions.

Borrowing. The 1940 Act restricts the Fund from borrowing (including pledging, mortgaging or hypothecating its assets) in excess of 33-1/3% of the current value of the Fund’s assets taken at market value (not including temporary borrowings in excess of 5% of its total assets). If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowing for the purposes of the Fund’s investment restriction.

The SSgA Funds acknowledges that current law and regulation under Section 18 of the 1940 Act, as amended, precludes the use of leveraged margin trading by a registered open-end management investment company.

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified Fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

TEMPORARY DEFENSIVE POSITIONS

From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at the Fund’s affiliated custodian. The Advisor has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, a Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits. Except as otherwise stated in a Fund’s Prospectus or this Statement, the Advisor’s sell discipline for each Fund’s investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

The portfolio turnover rate of the SSgA Dynamic Small Cap Fund may also be affected by participation in initial public offerings (IPOs). The Fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the Fund’s portfolio and an increase in the Fund’s portfolio turnover rate.

Portfolio Turnover Rate. The following table shows each Fund’s portfolio turnover rate during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Dynamic Small Cap Fund	160%	179%	240%
SSgA IAM SHARES Fund	3%	0%	2%
SSgA Enhanced Small Cap Fund	64%	57%	77%

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, day-to-day management required by SSgA Funds (see the section called “Investment Advisory and Other Services”). The Board has engaged the Advisor to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Advisor and other service providers in the operation of the SSgA Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Master Trust Agreement.

The Trustees hold office for the life of SSgA Funds subject to any retirement policy adopted by the Independent Trustees. The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a resignation is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for such consideration by the other Independent Trustees. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Trustees who are not “interested persons” of SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of SSgA Funds’ operations. For the fiscal year ended August 31, 2012, the Board of Trustees held 10 meetings (including two meetings of solely the Independent Trustees).

The Board of Trustees has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the SSgA Funds complex, including factors such as the number of series or portfolios that comprise the Trust and the SSgA Funds complex, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board of Trustees considered that the Board is composed of four Independent Trustees, and that only an Independent Trustee may serve as the Chairman of the Board. In addition, to further align the Independent Trustees’ interests with those of Fund shareholders, the Board of Trustees has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment of at least equal to one year of his or her base retainer in the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the SSgA Funds.

The Chairman presides at all meetings of the Board of Trustees and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board of Trustees from time to time. The Independent Trustees believe that the Chairman’s independence is consistent with, and appropriate in light of, the performance of his duties and the fulfillment of his obligations with respect to the Trust and the shareholders of the Funds. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Trustees has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisor.

The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Advisor, the Administrator, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Trust’s investment management, distribution and business affairs. Each of the Advisor, the Administrator, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its regular oversight of the Funds and Trust, the Board of Trustees, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Advisor, the Administrator, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. Each of the Advisor and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models. The Board of Trustees, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board of Trustees has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. Material changes to the compliance program are reviewed by and approved by the Board of Trustees. In addition, as part of the Board’s periodic review of the Funds’ advisory, administrative, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Advisor and the Distributor, the Board of Trustees also reviews business continuity and disaster recovery plans. With respect to valuation, the Board of Trustees approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The Advisor is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board of Trustees regarding these and related matters. In addition, the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Advisor and the independent registered public accounting firm assist the Board of Trustees in performing its oversight function of valuation activities and related risks.

The Board of Trustees recognizes that not all risks that may affect the Trust or a Fund may be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board of Trustees with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board of Trustees. The Board of Trustees has implemented a Committee structure that allows the Board to allocate areas of responsibility among Committees of Independent Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the SSgA Funds by the Board. The purpose and function of the Committees is described below; and each Committee is comprised of all of the Independent Trustees other than the Chairman:

•

The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) consider and, if appropriate, pre-approve Fund audit services and associated fees; (ix) consider and, if appropriate, pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee meets regularly and for the fiscal year ended August 31, 2012, it held five meetings.

•

The Valuation Committee’s primary purpose is to make fair value determinations when appropriate under the SSgA Funds’ Securities Valuation Procedures and to review the actions and recommendations of the Oversight Committee no less often than quarterly. SSgA Funds has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. For the fiscal year ended August 31, 2012, the Valuation Committee held no meetings.

•

The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board Committees and review the responsibilities of each Committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Governance Committee performs an annual self-evaluation of Board members. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Nominating Sub-Committee reviews the mix of skills and other relevant experiences of the Trustees. The Nominating Sub-Committee will not consider nominees recommended by securities holders. The Governance Committee meets regularly and for the fiscal year ended August 31, 2012, it held two meetings.

•

The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from SSgA Funds’ Chief Compliance Officer; to oversee generally SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by SSgA Funds, its officers or the Trustees. The QLCC meets regularly and during the fiscal year ended August 31, 2012, it held four meetings.

The Trustees have varied experiences, attributes and skills that are utilized in overseeing the activities of the SSgA Funds, reviewing contractual arrangements with companies that provide services to the Funds, and reviewing Fund performance. Among the attributes or skills common to all Trustees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The following lists SSgA Funds’ Trustees, their mailing addresses and ages, present and principal occupations, other directorships held in companies with publicly traded securities and registered investment companies, held during the past five years, and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee. The following also includes, for any Trustee that is an interested person of the Trust, any position held by such Trustee with an affiliated person or principal underwriter of SSgA Funds and length of time served.

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(1)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 71	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC	• April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner; • Member, Financial Planners Association; • Director, SPCA of Bucks County, PA; and • Director, The Ann Silverman Community Clinic of Doylestown, PA.	14	None.

Independent Trustee Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 65	• Trustee since 1988 • Independent Chairman of the Board since January 2009 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC	• 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); • 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); • January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	14	SPDR Europe 1 Plc Board (2011-Present)

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(1)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 68	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Chairman, QLCC

•      March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);

•      1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);

•      1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation);

•      September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care);

•      1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and

•      2003 to 2009, Trustee, Gettysburg College.

			14	None.

Independent Trustee Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 70	• Trustee since 1991 • Member, Audit Committee • Chairman, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); • Until December 2008, Independent Director, SSgA Cash Management Fund plc; • Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and • Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	14	None.

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

Principal Officer Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected by Trustees	Principal Occupation(s) During Past Five Years
Ellen M. Needham State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 46	• President and Principal Executive Officer since October 2012

•      June 2012 to Present , President SSgA Funds Management, Inc. (investment advisor), Senior Managing Director SSgA;

•      March 2012 to June 2012, Chief Operating Officer and Senior Managing Director, SSgA Funds Management, Inc. (investment advisor); and

•      March 2011 to Present, Senior Managing Director (July 2007 to March 2011, Managing Director; June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Ann M. Carpenter State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 47	• Vice President since October 2012

•      March 2008 to Present, Vice President SSgA Funds Management, Inc. (investment advisor) and State Street Global Advisors; and

•      November 2005 to April 2008, Principal, SSgA Funds Management, Inc. and State Street Global Advisors.

Jacqueline Angell State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 39	• Chief Compliance Officer since April 2011

•      July 2008 to Present, Vice President, SSgA Funds Management, Inc. (investment advisor);

•      July 2008 to Present, Vice President, State Street Global Advisors; and

•      April 2006 to June 2008, Director, Investment Advisor Oversight, Fidelity Investments.

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 47	• Treasurer and Principal Accounting Officer, effective January 1, 2013	• Vice President of State Street Bank and Trust Company (prior to July 2, 2007, Investors Financial Corporation) (since 2002).

Ryan M. Louvar State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 40	• Secretary, effective January 1, 2013	• Vice President and Senior Managing Counsel, State Street Bank and Trust Company (2005-present).

Through December 31, 2012, the following persons hold principal offices of the Funds and are compensated by Russell Fund Services Company or its affiliates:

Mark E. Swanson 1301 Second Avenue, 18th Floor Seattle, WA 98101 Age: 50	• Treasurer and Principal Accounting Officer (November 2000 through December 2012)

•     October 2011 to Present, Head of North America Operations (2009 to October 2011, Global Head of Fund Operations), Russell Investments;

•     Director—Fund Administration, Russell Investment Management Company, Russell Fund Services Company, Russell Trust Company; and Russell Financial Services Company; and

•     Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds.

Mary Beth Rhoden 1301 Second Avenue, 18th Floor Seattle, WA 98101 Age: 44	• Secretary and Chief Legal Officer (January 2012 through December 2012)

•     2010 to Present, Secretary and Chief Legal Officer, Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”) (registered investment companies) (1999 to 2010, Assistant Secretary);

•     2010 to Present, Secretary and Chief Legal Officer, Russell Exchange Traded Funds Trust;

•     2010 to Present, Associate General Counsel, Frank Russell Company (investment advisor) (prior to 2010, Associate Counsel); and

•     Secretary, Russell Investment Management Company (investment advisor), Russell Fund Services Company (transfer agent) and Russell Financial Services, Inc. (broker-dealer).

TRUSTEE COMPENSATION

Independent Trustees are compensated on a calendar year basis. The compensation schedule in effect starting January 1, 2013 is an annual base retainer fee of $100,000 and annual retainers for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); and $4,000 (QLCC). The SSgA Funds’ Chairman receives an additional annual retainer of $40,000. The Committee Chairmen each receive an annual retainer fee as follows: $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, QLCC, and Valuation Committee). The Independent Trustees are paid a fee for each meeting attended of $6,000 (regular Board of Trustees meetings and meetings of the Independent Trustees); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (special QLCC meetings), and $2,500 (special telephonic meetings). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2012, none of the Independent Trustees participated in the optional deferred compensation program. The SSgA Funds’ officers are compensated by the Funds’ Advisor and its affiliates.

Trustee Compensation Table

For The Fiscal Year Ended August 31, 2012

	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Independent Trustees
Lynn L. Anderson*	$148,813	$0	$0	$148,813
William L. Marshall	$188,035	$0	$0	$188,035
Steven J. Mastrovich**	$17,959	$0	$0	$17,959
Patrick J. Riley, Chairman of the Board	$210,372	$0	$0	$210,372
Richard D. Shirk	$180,510	$0	$0	$180,510
Bruce D. Taber	$181,225	$0	$0	$181,225

*	Ceased to be a Trustee effective August 26, 2012.
**	Ceased to be a Trustee effective October 3, 2011.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2011

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies

William L. Marshall	Disciplined Equity Fund	$10,001-$50,000	Over $100,000
	Emerging Markets Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000

Patrick J. Riley	International Stock Selection Fund	$50,001-$100,000	Over $100,000
	Emerging Markets Fund	Over $100,000
	Dynamic Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000
	Directional Core Equity Fund	$10,001-$50,000
	Tuckerman Active REIT	$10,001-$50,000
	S&P 500 Index Fund	Over $100,000
	Money Market Fund	$1-$10,000

Richard D. Shirk	Dynamic Small Cap Fund	$10,001-$50,000	Over $100,000
	Emerging Markets Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000

Bruce D. Taber	S&P 500 Index Fund	$10,001-$50,000	$50,001-$100,000
	International Stock Selection Fund	$10,001-$50,000

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 20, 2012, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 20, 2012, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

SSgA Dynamic Small Cap Fund

•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—6.44%

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281—9.76%

•	SEI Private Trust Company, C/O Evercore ID 573, One Freedom Valley Drive, Oaks, PA 19456-9989—38.32%

•	Merrill Lynch Pierce Fenner & Smith Inc, for the sole benefit of its customers, 4800 Deer Lake Dr, Jacksonville, FL 32246-6484—5.59%

SSgA IAM SHARES Fund

•	Dolphin & Co—As Trustee for IAM National Pension U/A Dtd 5/1983, 200 Newport Ave –Mailstop JQ7N, Quincy, MA 02171-2102—98.44%

SSgA Enhanced Small Cap Fund

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281—99.31%

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Amended and Restated Advisory Agreement dated April 11, 2012 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance. The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment. Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approval of the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

The management fee is the same for each class of shares with respect to Funds with multiple classes.

Advisory Expenses. The following table shows the expenses each Fund accrued to the Advisor during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Dynamic Small Cap Fund	$75,402	$80,074	$83,296
SSgA IAM SHARES Fund	$412,467	$391,170	$338,110
SSgA Enhanced Small Cap Fund	$118,423	$139,076	$127,944

The Advisor has contractually agreed to waive the advisory fee or reimburse all expenses in excess of a certain percentage of average daily net assets on an annual basis for certain Funds. The contractual waivers and reimbursements are in effect through December 31, 2013 and are considered from year to year on a calendar basis. The applicable waivers and reimbursements are shown in the table below for the fiscal years ended August 31:

Fund	Contractual Fee Waiver/Reimbursement (% of average daily net assets on an annual basis)	2012	2011	2010
SSgA Dynamic Small Cap Fund	Reimbursement of all expenses in excess of 1.25%	$228,472	$227,557	$202,259
SSgA IAM SHARES Fund	Reimbursement of all expenses in excess of .65%	$0	$0	$0
SSgA Enhanced Small Cap Fund	Reimbursement of all expenses in excess of .75%	$218,199	$213,747	$236,626

The SSgA Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in SSgA Prime Money Market Fund, a series of the SSgA Funds not presented in this Statement (the “Central Fund”). Shares of the Central Fund sold to and redeemed from any participating Fund will not be subject to a redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each participating Fund in an amount that offsets the amount of such distribution or service fee incurred by the participating Fund.

Effective September 1, 2006, the Advisor has voluntarily agreed to waive a portion of the Funds’ advisory fees equal to the advisory fee paid by the Fund to the Central Fund. For the following SSgA Funds, the waiver amounted to the following for the fiscal year ended August 31:

Fund	2012	2011	2010
SSgA Dynamic Small Cap Fund	$106	$130	$52
SSgA IAM SHARES Fund	$4,861	$3,994	$1,577
SSgA Enhanced Small Cap Fund	$307	$462	$218

Other Accounts Managed. All employees of SSgA FM, including those portfolio managers that have responsibilities for registered funds, are also employees of SSgA. As an employee of SSgA, a portfolio manager may manage other types of funds and accounts, such as bank commingled funds or separate accounts, including actively managed accounts that are considered “hedge” funds or market neutral funds or funds that engage in short sales. Conflicts of interest may potentially arise in SSgA FM’s side-by-side management of multiple accounts. It is the policy of SSgA and SSgA FM to seek to treat all client accounts fairly and equitably.

As discussed in more detail below, examples of circumstances that may give rise to such potential conflicts of interest or the appearance of conflicts of interest include, but are not limited to:

•	Managing a portfolio that pays a performance fee alongside a portfolio that does not pay a performance fee;

•	Managing a registered mutual fund alongside a bank-maintained fund (e.g. a CTF or CIF);

•	Managing a separate account alongside a commingled fund;

•	The use of “conflicting trades,” i.e., selling short for one client portfolio a security held active long for another client portfolio; and

•	The execution of transactions shortly before or after related transactions in a different account.

As discussed above, a potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee.

The Advisor has established processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. These policies permit portfolio managers to aggregate their clients’ trades where appropriate and require that aggregated client trades generally be allocated on a pro-rata basis where clients receive the average price and commission when more than one trade is executed, or more than one broker is used to execute the transactions.

The Advisor manages each Fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets has been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of August 31, 2012
Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles		Assets Under Management (in billions)		Other Types of Accounts		Assets Under Management (in billions)		Asset Total (in billions)
SSgA Dynamic Small Cap Fund
Anna Lester	0	$0.00	2		$0.06		10	*	$0.49	*	$0.55
Marc Reinganum	0	$0.00	2		$0.06		10	*	$0.49	*	$0.55

* Includes 3 accounts with performance based fees and assets of $0.01 billion.

John O’Connell	0	0	17	*	$4.06	*	15	**	$8.74	**	$12.80
Scott Conlon, CFA	0	0	17	*	$4.06	*	15	**	$8.74	**	$12.80

* Includes 6 accounts with performance based fees and assets of $2.45 billion. ** Includes 6 accounts with performance based fees and assets of $2.85 billion.

SSgA IAM Shares Fund
Karl Schneider, John A. Tucker	97	$97.17	257	*	$266.86	*	387	**	$354.25	**	$718.28

* Includes 7 accounts with performance based fees and assets of $0.95 billion. ** Includes 2 accounts with performance based fees and assets of $8.70 billion.

Ownership of Securities. As of August 31, 2012, except as noted below, the portfolio managers do not beneficially own any shares of any Funds described in this statement.

Ownership of Securities as of August 31, 2012

Portfolio Manager		Dollar Range Of Equity Securities In the Funds Managed by the Portfolio Manager
Anna Lester	SSgA Dynamic Small Cap Fund	$1-$10,000

Compensation. The compensation of the Advisor’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA Funds Management, Inc. is a part of State Street Corporation and, therefore, works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations.

ADMINISTRATOR

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”). RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). The Administrator’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

RFSC is an affiliate of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including: (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will: (1) supervise all aspects of the Funds’ operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the SEC; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

Effective January 1, 2013, the Board of Trustees of the Trust has approved State Street Bank and Trust Company (“State Street) to serve as the SSgA Funds’ administrator. It is anticipated that State Street will provide substantially similar services as RFSC. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company, and is affiliated with the Advisor. State Street’s mailing address is 4 Copley Place, 5th Floor; Boston, MA 02116.

Administration Expenses. The following table shows the expenses each Fund accrued to Russell Fund Services Company as the administrator during the fiscal years ended August 31:

Fund	2012	2011	2010
Dynamic Small Cap	$33,098	$33,384	$32,798
IAM SHARES	$82,180	$79,553	$72,627
Enhanced Small Cap	$38,553	$39,789	$38,961

CUSTODIAN

State Street serves as the SSgA Funds’ Custodian. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

•

Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end gross assets of the complex: First $30 billion—0.75 basis point (b.p.); over $30 billion—0.50 b.p. (domestic accounting); First $10 billion—1.50 b.p.; over $10 billion—1.00 b.p. (international accounting);

•

Custody. For domestic custody, a fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other SSgA money market funds): First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p.

In addition, the Custodian receives various transaction fees, class-specific fees, system access fees, loan servicing fees and other special service fees, along with out-of-pocket expenses.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs); and omnibus transparency Full services fees of $.45 per underlying sub-position on an Intermediary’s system for an omnibus account (an “accountlet”) from 0-500,000; $.45 for 500,001 to 2,000,000 (waived), and $.10 for 2,000,0001 and greater; investigation fees of $3,000 to $5,000 per month depending on the number of accountlets. BFDS is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 30 Dan Road, Canton, MA 02021.

DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to an Amended and Restated Distribution Agreement dated April 11, 2012 (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Dynamic Small Cap Fund	$18,453	$16,319	$14,281
SSgA IAM SHARES Fund	$64,222	$55,537	$48,935
SSgA Enhanced Small Cap Fund	$56,705	$64,816	$61,649

For the fiscal year ended August 31, 2012 these amounts are reflective of the following individual payments:

Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
SSgA Dynamic Small Cap Fund	$1	$117	$16,646	$593	$1,096
SSgA IAM SHARES Fund	$11	$2,014	$32,962	$10,311	$18,924
SSgA Enhanced Small Cap Fund	$2	$329	$51,608	$1,669	$3,097

*	Include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

The Group has adopted the Code of Ethics of the Advisor.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plans. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have. The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds. The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.” The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992. The Institutional Plan was restated on April 9, 2002 to update current operations. The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit. The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year. Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising;

and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2012, the Advisor and/or Distributor made such cash payments to 15 Financial Intermediaries. Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; and High Net Worth Services division of State Street Bank and Trust Company. The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund paid to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Dynamic Small Cap Fund	$524	$2,480	$2,629
SSgA IAM SHARES Fund	$38,252	$39,117	$33,811
SSgA Enhanced Small Cap Fund	$49	$7,727	$7,108

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. Deloitte Tax LLP is responsible for the review of the Funds’ federal tax returns. The mailing address of Deloitte & Touche LLP and Deloitte Tax LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA 02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits for SSgA. Although the Advisor’s clients’ commissions are not used for third party soft dollars, SSgA and SSgA FM clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Brokerage Commission Expenses. The following table shows the brokerage commission expenses that the Advisor paid during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Dynamic Small Cap Fund	$30,823	$32,041	$60,522
SSgA IAM SHARES Fund	$5,329	$2,421	$4,427
SSgA Enhanced Small Cap Fund	$29,305	$33,172	$49,200

Top 10 Brokers. During the fiscal year ended August 31, 2012, the Funds described in this Statement purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2012:

SSgA Dynamic Small Cap Fund

Broker	Principal ($000)	Commissions ($000)
Deutsche Bank Securities, Inc.	15,535	15
Investment Technology Group, Inc.	5,175	6
Weeden & Company	3,237	3
Instinet Corp.	2,722	2
Williams Capital Group	2,232	2
Nomura Securities International, Inc.	1,503	1
Goldman, Sachs & Co.	1,011	1
Rosenblatt Securities, Inc.	603	1
Credit Suisse First Boston Corp.	445	0
UBS Securities LLC	276	0

SSgA IAM SHARES Fund

Broker	Principal ($000)	Commissions ($000)
Goldman, Sachs & Co.	11,128	4
Investment Technology Group, Inc.	3,020	1
J.P. Morgan Securities, Inc.	1,119	0
Morgan Stanley	891	0
Citigroup Global Markets, Inc.	245	—
Weeden & Company	33	0
UBS Securities LLC	2	0

SSgA Enhanced Small Cap Fund

Broker	Principal ($000)	Commissions ($000)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	7,465	7
Deutsche Bank Securities, Inc.	6,804	7
Morgan Stanley	6,425	0
Citigroup Global Markets, Inc.	5,883	6
UBS Securities LLC	2,958	3
Weeden & Company	2,828	2
Investment Technology Group, Inc.	1,153	1
Nomura Securities International, Inc.	1,024	1
Credit Suisse First Boston Corp.	882	1
J.P. Morgan Securities, Inc.	640	1

PRICING OF FUND SHARES

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Funds described in this Statement determine the price per share once each business day (unless otherwise noted) at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange or Federal Reserve is closed (including weekends and holidays or after 4 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of Funds shares when the shareholder is not able to purchase or redeem Funds shares. Further, because foreign securities markets may close prior to the time the Funds determine net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the Funds are not open for business. As a result, the net asset value of Funds shares may fluctuate on days when Funds shareholders may not buy or sell Funds shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

This document does not address considerations applicable to foreign shareholders. Foreign shareholders should consult their own tax advisors as to if and how U.S. federal income taxes and U.S. federal withholding requirements apply to them.

Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders, provided that certain minimum distribution and other requirements are met. The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98.2% of its capital gain net income, generally for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from any preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

As of the date of this document, generally, the maximum stated U.S. federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net long-term capital gain. Rates applicable to individuals are scheduled to increase, for taxable years beginning after December 31, 2012, to a maximum of 39.6% for ordinary income and generally 20% for net long-term capital gains. In addition, for taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including distributions from a Fund and gain from the sale or exchange of shares of a Fund) of U.S. individuals, estates and certain trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. In the case of an estate or trust, the amount subject to the 3.8% Medicare tax will not exceed the undistributed net investment income of the estate or trust for such taxable year.

If a Fund purchases a debt obligation with original issue discount (OID) (including a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to include annually in its income a portion of the OID as ordinary income, even though the Fund may not receive cash payments for such OID until maturity or disposition of the obligation. Additionally, a Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than the original issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, deemed to have accrued through the sale date, will be taxable to shareholders as ordinary income.

In addition to the investments described above, shareholders should be aware that other investments made by a Fund may involve complex tax rules that could result in income or gain recognition by the Fund without corresponding current cash receipts. If noncash income is recognized by a Fund, the Fund may distribute cash derived from other sources so as to meet certain minimum distribution requirements. A Fund could be required at times to liquidate investments prematurely in order to satisfy those minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Cost Basis Reporting. Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.

The available methods for reporting your cost-basis include: “average cost basis,” “first in-first out” and “specific share identification.” You may elect which method you want to use by notifying BFDS in writing. This election may be revoked or changed by you at any time up to the date of your first redemption of Post-Effective Date Shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the Average Cost method—will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested by you.

Additionally, for redemptions of Fund shares on or after January 1, 2012, BFDS will first redeem all shares acquired prior to January 1, 2012 (“Pre-Effective Date Shares”), before redeeming any Post-Effective Date Shares. You continue to be responsible for tracking cost basis, and appropriately reporting sales of Pre-Effective Date Shares to the IRS. If BFDS has historically provided cost basis reporting on these Pre-Effective Date Shares, BFDS will continue to provide those reports. However, no cost basis reporting will be provided to the IRS on the sale of Pre-Effective Date Shares.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor(s) when selecting which cost basis tracking and relief methodology is in your best interest.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income.

Issues Related to Hedging, Derivatives and Option Investments. In the case of certain investments, the Code may require inclusion of certain unrealized gains or losses in the Fund’s income or characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, subject to exemptions and rate reductions under income tax treaties between the United States and certain foreign countries. The Fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax. However, if more than 50% in value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that would permit you to take a credit (or deduction) for foreign income taxes paid by the Fund. The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund you would be required to include in your gross income both dividends received from the Fund and your share of foreign income taxes paid by the Fund. Provided certain requirements are satisfied, you would be entitled to treat the foreign income taxes paid by the Fund as a credit against your United States federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit.

Passive Foreign Investment Companies. If a Fund invests in an entity that is classified as a passive foreign investment company (“PFIC”) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. The Fund may be able to remedy the potential adverse consequences of investing in a PFIC by electing to mark-to-market its PFIC holdings, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years. Alternatively, the Fund may make a “qualified electing fund” (“QEF”) election. Under such an election, the Fund generally would be required to include in its gross income its pro rata share of the PFIC’s ordinary income and long-term capital gain on a current basis, regardless of whether any distributions are received from the PFIC. However, the Fund may not be able to make a QEF election if it cannot obtain the necessary information from the PFIC.

As of August 31, 2012 the Funds had capital loss carryovers in the following amounts:

Fund	Carryover Amount
SSgA Dynamic Small Cap Fund	$14,819,112
SSgA Dynamic Small Cap Fund	$6,490,926
SSgA IAM SHARES Fund	$859,207
SSgA IAM SHARES Fund	$2,796,414
SSgA IAM SHARES Fund	$1,248,239
SSgA IAM SHARES Fund	$17,638,415
SSgA IAM SHARES Fund	$413,777
SSgA Enhanced Small Cap Fund	$5,653,442

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSgA Funds includes the Institutional Class (the original class of shares) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY AND GUIDELINES

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor’s proxy voting policy and guidelines are attached to this Statement. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the SEC’s website at http://www.sec.gov.

Proxies for the SSgA IAM SHARES Fund’s underlying securities are voted in accordance with AFL/CIO guidelines, and these policies are attached at the end of this SAI.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements as of and for the fiscal year ended August 31, 2012, appearing in the Funds’ 2012 Annual Report to Shareholders, and the reports of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing in the Annual Reports, are incorporated by reference in this Statement of Additional Information. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Fund has made in respect of any specific investment for other purposes. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

•

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

•

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•

Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.” The rating of Aa is assigned to bonds which are of “high quality by all standards.” Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

•

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

•

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

•

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

•	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Tax-Exempt Note Ratings. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings. The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•	AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

•	AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

•

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

•

A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

•	A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Tax-Exempt Notes Ratings. An S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Fitch’s Investors Service, Inc. (“Fitch”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

Short-Term Corporate, Commercial Paper, and Tax-Exempt Debt Ratings. Fitch’s short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

•	F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

•	F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff & Phelps Credit Rating Co. (“D&P”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited and IBCA Inc. (“IBCA”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson BankWatch (“Thompson”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. Thomson’s short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

APPENDIX: ADVISOR’S PROXY VOTING POLICY AND GUIDELINES

Introduction

SSgA Funds Management, Inc. (“SSgA FM”) is a registered investment adviser and a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long term economic value of client investments and as set forth in the SSgA FM Proxy Voting Guidelines (the “Proxy Voting Guidelines”).

Proxy Voting Procedure

Oversight

The SSgA FM Corporate Governance Team is responsible for implementing the Proxy Voting Guidelines, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues impacting shareholder value. The implementation of the Proxy Voting Guidelines is overseen by the SSgA FM Global Proxy Review Committee (“SSgA FM PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in more detail below. The SSgA FM PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee. In addition to voting proxies, SSgA:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2) provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4) matches proxies received with holdings as of record date;

5) generally applies its proxy voting policy consistently and keeps records of votes for each client;

6) documents the reason(s) for voting for all non-routine items; and

7) keeps records of such proxy voting available for inspection by the client or governmental agencies.

Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Proxy Voting Guidelines.

Proxy Voting Process

SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance, to support our proxy voting process. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) applying SSgA FM’s Proxy Voting Guidelines; and (3) provides research and analysis relating to general corporate governance issues and specific proxy items.

On most routine proxy voting items (e.g., retention of auditors), ISS will effect the proxy votes in accordance with the Proxy Voting Guidelines and our standing instructions, which the SSgA FM Corporate Governance Team reviews with ISS on an annual basis or on a case-by-case basis as required. The guidance permits ISS to apply the Proxy Voting Guidelines without consulting us on each proxy and in a manner that is consistent with our investment view. On matters not directly covered by the Proxy Voting Guidelines, and we conclude there is no likelihood of impacting shareholder value, ISS may effect proxy votes in accordance with its own recommendations.

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote consistent with SSgA FM’s investment views and to maximize the value of our client accounts. In general, the Corporate Governance Team will engage in this additional review for:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); and

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

In some instances, the SSgA FM Corporate Governance Team may refer significant issues which are not addressed by our Proxy Voting Guidelines or guidance to ISS to the SSgA FM PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA FM PRC, the SSgA FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”). If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interest of our clients (i.e., to maximize the economic value of our clients’ securities).

Conflict of Interest

From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within our Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity; however, where matters do not fall within our Proxy Voting Guidelines or where we believe that voting in accordance with the Proxy Voting Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, SSgA has determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Director of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so the matter is referred to the SSgA FM PRC. The SSgA FM PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA FM PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

Engagement

SSgA FM conducts issuer engagement activity to support SSgA FM’s voting principles. SSgA FM believes engagement with portfolio companies is often the most active and productive way shareholders can exercise their ownership rights, with the goal of increasing shareholder value. SSgA FM regularly engages with companies to discuss corporate governance issues and to provide insight about the principles and practices that drive our voting decisions. In our discussions, we highlight the attributes and practices that we believe enhance the quality of corporate governance at companies. Some engagement topics include takeover defenses, merger transactions, proxy contests, board elections, sustainability issues, executive compensation, equity compensation plans and other topical issues of interest to our clients as shareholders. Through our discussions, we seek to strengthen the quality of corporate governance with boards and management, which helps protect shareholder value.

2

The SSgA FM Governance Team is dedicated to providing governance research, analysis, issuer engagement and voting services. The SSgA FM Governance Team has no fixed set of priorities that dictate engagement practices. Instead, we view engagement practices as being dependent upon facts and circumstances, while giving consideration to the size of our total position of the issuer and/or the potential negative governance practices, performance profile, and circumstance at hand.

Nature and Form of Engagement

SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:

Reactive

Reactive engagement is initiated by the issuers and typically represents a majority of SSgA FM’s engagement activity. SSgA FM routinely discusses specific voting issues and items with the issuer community. These are viewed as an opportunity to address not only voting items, but also a wide range of governance items that impact shareholder value.

Recurring

Recurring engagement takes advantage of SSgA FM’s strong relationships with many of its largest holdings. SSgA FM maintains regular face-to-face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may impact long-term shareholder value.

Dynamic

Using screening tools designed to capture a mix of SSgA FM’s largest exposures to issuers demonstrating severe negative governance profiles, SSgA FM will actively seek direct dialogue with the board and management. In these cases, the dynamic engagement process represents the most meaningful chance for SSgA FM to protect long-term shareholder value from excessive risk due to governance related risks.

SSgA FM believes active engagement is best conducted individually and directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, such as shareholder conference calls, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement.

When Does SSgA FM Engage Issuers?

SSgA FM uses various methods to monitor its investments to determine which issuers require dynamic engagement. A blend of quantitative and qualitative research and data is used to identify potential engagement opportunities. SSgA FM sources internal and external research and screening tools to support the engagement process.

Voting and Engagement

SSgA FM believes engagement and voting activity have a direct relationship. Issuer engagement seeks to address significant shareholder concerns and governance issues. Logically, successful issuer engagement should reduce the need to vote against management. The integration and exercise of both these rights leads to a meaningful shareholder tool that seeks to achieve enhanced shareholder value on behalf of SSgA FM clients.

Developed and Non-Developed Markets

SSgA FM engagement philosophy applies across all global markets. We have found the opportunity and effectiveness of engagement activity directly correlates to the level of ownership and voting rights provided by local market laws. From market to market, engagement activity may take different forms in order to best achieve long term engagement goals.

3

Engagement in developed markets is a mature process for SSgA FM. In some cases, engagement activity is institutionalized into local best practices, such as the UK Stewardship Code overseen by Financial Reporting Commission (FRC). In the UK, disclosure standards are high, allowing shareholders simple access to the key components of governance, such as board and by-law structure, remuneration policies and practices, sustainability data and reporting, among others. Further, shareholder rights are relatively high allowing for SSgA FM to engage on a variety of issues.

In many non-OECD markets we often supplement direct company engagement with participation in shareholder advocacy groups that seek change at a market level. This type of “top-down” approach should have a positive long-term impact by addressing shortcomings in local market laws on disclosure and shareholder rights.

Summary of Proxy Voting Guidelines

Directors and Boards

The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections, in a way, which we as a fiduciary, believe will maximize the monetary value of each portfolio’s holdings.

The role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. A strong and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan, and performs risk oversight and performance assessment of the CEO and management. In contrast, management implements the business strategy and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, SSgA FM routinely discusses the importance of the board with issuers.

SSgA FM believes the quality of a board is a measure of director independence and company governance practices. In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests.

Accounting and Audit Related Issues

SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. We expect auditors to provide assurance as of a company’s financial condition. Having trust in the accuracy of financial statements is important for shareholders to make decisions. Subsequently, SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

SSgA FM believes the audit committee is responsible for appointing, compensating, retaining and overseeing the issuer’s outside audit firm. In addition, SSgA FM believes the audit committee should approve audit and non-audit services performed by outside audit firms.

Capital Structure, Reorganization and Mergers

Though SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for oversight and input into management decisions that may affect a company’s value. Altering the capital structure of a company is a critical decision for management, and in making such a critical decision, SSgA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

4

The organizational structure of a company or proposed modifications to a company, may improve the effectiveness of a company’s operations, thereby enhancing shareholder value. M&A issues may result in a substantial economic impact to a corporation. SSgA FM evaluates mergers and acquisitions on a case-by-case basis. SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term.

General/Routine

Although SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSgA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Environmental and Social Issues

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which SSgA FM philosophically agrees, but absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

International Statement

SSgA FM reviews proxies of non-US issuers consistent with our Principles and Proxy Voting Guidelines; however, SSgA FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes as corporate governance standards, disclosure requirements and voting mechanics differ from market to market. SSgA will vote issues in the context of our Proxy Voting Guidelines, as well as local market standards, where appropriate.

SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, or where issuer-specific special documentation is required or various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

5

SSgA FM Proxy Voting Guidelines

State Street Global Advisors Funds Management (“SSgA FM”) seeks to vote proxies for which it has discretionary authority in the best interests SSgA FM clients. This means that SSgA FM will make voting decisions in the manner SSgA believes will most likely protect and promote the long term economic value of client accounts. Absent unusual circumstances or specific client instructions, SSgA FM votes proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. SSgA FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. fund shareholders).

I. DIRECTOR RELATED ITEMS

Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

Director Elections

SSgA’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights

•	Board independence

•	Board structure

If a company demonstrates appropriate governance practices, SSgA believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSgA believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor,

•	Does the nominee provides professional services to the issuer,

•	Has the nominee attended an appropriate number of board meetings, or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSgA may withhold votes based on the following:

•	CEOs of public companies who sit on more than three public company boards.

6

•	Nominees who sit on more than six public company boards.

•

SSgA may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s).

•	SSgA may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period.

•	SSgA will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors.

•	SSgA will withhold votes from directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern.

•	Proposals to restore shareholders’ ability to remove directors with or without cause.

•	Proposals that permit shareholders to elect directors to fill board vacancies.

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected.

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy.

•	Shareholder proposals requiring two candidates per board seat.

Majority Voting

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

7

Separation Chair/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Proxy Access

SSgA will consider proposals relating to Proxy Access on a case-by-case basis:

SSgA will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSgA FM will vote against limits to tenure.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

8

II. AUDIT RELATED ITEMS

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/fax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.*

Accept Financial Statements Consolidated Financial Statements and Statutory Reports

It is the auditor’s responsibility to provide assurance as of the company’s financial condition. Accordingly, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern, SSgA FM will accept the financial statement, allocation of income and/or statutory report.

III. CAPITAL STRUCTURE

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for U.S. firms and plus 100% of current authorized stock for international firms.

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

9

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Preemptive Rights and Non-Preemptive Rights

In general, SSgA FM supports issuance authority requests up to 100% of current share capital with preemptive rights. Requests for the authority to remove preemptive rights will be supported for share issuances that are less than a certain percentage (ranging from 5-20%, based on market practice) of the outstanding shares, unless even such a small amount could have a material dilutive effect on existing shareholders (e.g. illiquid markets).

For Hong Kong, SSgA FM does not support issuances that do not place limits on discounts or do not provide the authority to refresh the share issuance amounts without prior shareholder approval.

Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Dividends and Share Repurchase Programs

SSgA FM generally supports dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position.

Generally, SSgA FM votes for the authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.

IV. MERGERS AND ACQUISITIONS

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

10

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	At the time of voting, the current market price of the security exceeds the bid price

V. ANTI-TAKEOVER MEASURES

Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management's attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders' rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will support the adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

11

Special Meetings

SSgA will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their by-laws if:

•	The company also does not allow shareholders to act by written consent, OR

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSgA will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their by-laws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA will vote for management proposals related to special meetings.

Written Consent

SSgA will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their by-laws giving shareholders the right to call for a special meeting, OR

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares, AND

•	The company has a poor governance profile.

SSgA will vote management proposals on written consent on a case-by-case basis.

Super-Majority

SSgA FM will generally vote against amendments to by-laws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

VI. REMUNERATION

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

SSgA FM supports an annual advisory vote on executive compensation.

12

Approve Remuneration Report

SSgA FM will generally support remuneration reports that are judged to be in-line with local market practices. SSgA FM will generally vote against the approval of the remuneration report if the company fails to disclose information regarding any element of CEO remuneration including but not limited to, base salary, annual bonuses, and special bonuses relative to market practice.

If the company’s schemes allows for retesting of performance criteria over extended time period or for retesting if the original performance criteria was not met during the initial time period, SSgA FM may vote against the remuneration report.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution: To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA reviews that number in light of certain factors, including the industry of the issuer.

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible

•	The period of time covered by the plan

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control;

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Historical option grants: Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing: SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Share Repurchases: If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

13

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) do not disclose a definitive number of the shares to be bought back and, (iii) the time frame during which the shares will be bought back will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments: If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

SSgA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors

VII. MISCELLANEOUS/ROUTINE ITEMS

SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Opting out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•

General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduce and proposals to implement a reverse stock split to avoid delisting

14

•	Exclusive forum provisions

SSgA FM generally does not support the following miscellaneous/routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

VIII. ENVIRONMENTAL AND SOCIAL ISSUES

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Where it appears there is a potential effect on shareholder or economic value of a company that is related to a specific environmental or social issue, SSgA FM evaluates the shareholder proposal addressing the issue on a case-by-case basis. Absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

Record Keeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.

15

APPENDIX: U.S. AND INTERNATIONAL TAFT-HARTLEY PROXY VOTING GUIDELINES

2012 Taft-Hartley U.S. Proxy Voting Guidelines

January 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS

www.issgovernance.com

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

TAFT-HARTLEY ADVISORY SERVICES

PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of ISS’ Taft-Hartley Advisory Services. The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. ISS is a registered investment adviser under the Investment Advisor Act of 1940.

Taft-Hartley Advisory Services will vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. The interests of participants and beneficiaries will not be subordinated to unrelated objectives. Taft-Hartley Advisory Services shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to Taft-Hartley Advisory Services’ clients have not been received, Taft-Hartley Advisory Services will make reasonable efforts to obtain missing proxies. Taft-Hartley Advisory Services is not responsible for voting proxies it does not receive.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in full conformity with the AFL-CIO proxy voting policy.

Taft-Hartley Advisory Services shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate Taft-Hartley Advisory Services’ compliance with its responsibilities and will facilitate clients’ monitoring of Taft-Hartley Advisory Services. A copy of this Proxy Voting Policy Statement and Guidelines is provided to each client at the time Taft-Hartley Advisory Services is retained. Taft-Hartley Advisory Services shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

DIRECTOR ELECTIONS

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable. Taft-Hartley Advisory Services holds directors to a high standard when voting on their election, qualifications, and compensation. We evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.

Director accountability, independence and competence have become issues of prime importance to investors given the failings in oversight exposed by the global financial crisis. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders’ interests.

Voting on Director Nominees in Uncontested Elections

Votes concerning the entire board of directors and members of key board committees are examined using the following factors:

Board Independence: Without independence from management, the board and/or its committees may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

Board Competence: Companies should seek a diverse board of directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

Board Accountability: Practices that promote accountability include; transparency into a company’s governance practices, annual board elections, and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote or management proposals that receive low shareholder support, and to tender offers where a majority of shares are tendered. Boards should also be sufficiently responsive to high withhold/against votes on directors. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

Votes on individual director nominees are always made on a CASE-BY-CASE basis. Specific director nominee WITHHOLD/AGAINST1 votes can be triggered by one or more of the following factors:

[1]

In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Board Independence

•	Lack of board and key board committee independence (fully independent audit, compensation, and nominating committees).

•	Lack of a board that is at least two-thirds (67 percent) independent – i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;

•	Lack of an independent board chair;

•	Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

•	Failure to establish any key board committees (i.e. audit, compensation, or nominating).

Board Competence

•	Attendance of director nominees at board and committee meetings of less than 75 percent in one year without valid reason or explanation.

•	Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty.

Board Accountability

Problematic Takeover Defenses

•	The board lacks accountability and oversight due to the presence of problematic governance provisions, coupled with long-term poor corporate performance relative to peers;

•

If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Taft-Hartley Advisory Services may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees;

•	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature;

•	The board adopts a pill or makes a material adverse change to an existing pill without shareholder approval.

Governance Failures

•	The presence of problematic governance practices including interlocking directorships, multiple related-party transactions, excessive risk-taking, imprudent use of corporate assets, etc.;

•	Inadequate CEO succession planning, including the absence of an emergency and non-emergency/orderly CEO succession plan;

•

Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company, failure to replace management as appropriate, flagrant or egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

Chapter 7 bankruptcy, Securities & Exchange Commission (SEC) violations or fines, and criminal investigations by the Department of Justice (DOJ), Government Accounting Office (GAO) or any other federal agency.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Problematic Compensation Practices/Pay-for-Performance Misalignment

Performance of compensation committee members and/or the entire board in relation to the approval of egregious or excessive executive compensation (including perquisites and cash or equity awards).

Vote AGAINST or WITHHOLD votes from members of the Compensation Committee and potentially the full board if:

•	There is a misalignment between CEO pay and company performance (see Pay-for-Performance policy);

•	The company maintains problematic pay practices including options backdating, excessive perks and overly generous employment contracts etc.;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	There is evidence that management/board members are using company stock in hedging activities.

Vote CASE-BY-CASE on Compensation Committee members (or, potentially, the full board) and the Management Say-on-Pay proposal if:

•	The company’s previous say-on-pay proposal received low levels of investor support, taking into account:

•

The company’s response, including: a) disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support; b) specific actions taken to address the issues that contributed to the low level of support; c) other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Problematic Audit-Related Practices

Performance of audit committee members concerning the approval of excessive non-audit fees, material weaknesses, and/or the lack of auditor ratification upon the proxy ballot;

Vote AGAINST or WITHHOLD votes from the members of the Audit Committee when:

•	Consulting (i.e. non-audit) fees paid to the auditor are excessive;

•	Auditor ratification is not included on the proxy ballot;

•	The company receives an adverse opinion on the company’s financial statements from its auditor;

•

There is evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•

Poor accounting practices such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, exist. Poor accounting practices may warrant voting against or withholding votes from the full board.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Board Responsiveness

Vote AGAINST/WITHHOLD from the entire board of directors (except new nominees, who should be considered on a CASE-BY-CASE basis), if:

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares cast the previous year;

•

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	Whether there are compensation concerns or a history of problematic compensation practices;

•	The previous year’s support level on the company’s say-on-pay proposal.

Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company. Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Independent Directors

Board independence from management is of vital importance to a company and its shareholders. Accordingly, we believe votes should be cast in a manner that will encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company’s paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company’s chairman or chief executive officer is also a board member; and service with a non-profit organization that receives significant contributions from the company.

•	Generally vote AGAINST or WITHHOLD votes from non-independent director nominees (insiders and affiliated outsiders) where the entire board is not at least two-thirds (67 percent) independent;

•	Generally vote AGAINST or WITHHOLD votes from non-independent director nominees (insiders and affiliated outsiders) when the nominating, compensation and audit committees are not fully independent;

•	Generally consider independent board members who have been on the board continually for a period longer than 10 years as affiliated outsiders;

•	Vote FOR shareholder proposals requesting that all key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively;

•	Vote FOR shareholder proposals requesting that the board be comprised of a two-thirds majority of independent directors.

Non-Independent Chairman

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Many institutional investors believe there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. Since executive compensation is so heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chairman positions is a critical step in curtailing excessive pay, which ultimately can become a drain on shareholder value.

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO. This may be so in select cases, and indeed, using a case-by-case review of circumstances there may be worthy exceptions. But, even in these cases, it is the general view of many institutions that a person should only serve in the position of joint CEO and chairman on a temporary basis, and that these positions should be separated following their provisional combination.

We strongly believe that the potential for conflicts of interest in the board’s supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, Taft-Hartley fiduciaries believe that it is the board’s implicit duty to assume an impartial and objective role in overseeing the executive team’s overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs.

Inherent in the chairman’s job description is the duty to assess the CEO’s performance. This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance or has a past or present affiliation with management. Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

•	Generally vote AGAINST or WITHHOLD votes from any non-independent director who serves as board chairman;

•	Generally vote AGAINST or WITHHOLD votes from a CEO who is also serving in the role of chairman at the same company;

•	Generally support shareholder proposals calling for the separation of the CEO and chairman positions;

•	Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

Excessive Directorships

As new regulations mandate that directors be more engaged and vigilant in protecting shareholder interests or else risk civil and/or criminal sanctions, board members have to devote more time and effort to their oversight duties. Recent surveys of U.S. directors confirm a desire for limiting board memberships, to between three and five seats. In view of the increased demands placed on corporate board members, Taft-Hartley fiduciaries believe that directors who are overextended may be impairing their ability to serve as effective representatives of shareholders. Taft-Hartley Advisory Services will vote against or withhold from directors serving on an excessive number of other boards, which could compromise their primary duties of care and loyalty.

•	Generally vote AGAINST or WITHHOLD votes from directors serving on an excessive number of boards. As a general rule, vote AGAINST or WITHHOLD from director nominees who are:

•

CEOs of publicly traded companies who serve on more than two public boards besides their own. NOTE: Taft-Hartley Advisory Services will vote against or withhold from overboarded CEO directors only at their outside directorships and not at the company in which they presently serve as CEO); and

•	Non-CEO directors who serve on more than five public company boards.

Director Performance Evaluation

Many institutional investors believe long-term financial performance and the appropriateness of governance practices should be taken into consideration when determining vote recommendations with regard to directors in uncontested elections. When evaluating whether to vote against or withhold votes from director nominees, we will evaluate underperforming companies that exhibit sustained poor performance as measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). For companies outside the Russell 3000 universe, a company will be considered to have exhibited sustained poor performance if it underperforms its peers or index on the basis of both one-year and three-year total shareholder returns.

Taft-Hartley Advisory Services views deficient oversight mechanisms and the lack of board accountability to shareholders especially in the context of sustained poor performance, as problematic. As part of our framework for assessing director performance, we will also evaluate board accountability and oversight at companies that demonstrate sustained underperformance. A governance structure that discourages director accountability may lead to board and management entrenchment. For example, the existence of several anti-takeover provisions* has the cumulative effect of deterring legitimate tender offers, mergers, and corporate transactions that may have ultimately proved beneficial to shareholders. When a company maintains entrenchment devices, shareholders of poorly performing companies are left with few effective routes to beneficial change.

Taft-Hartley Advisory Services will assess the company’s response to the ongoing performance issues, and consider recent board and management changes, board independence, overall governance practices, and other factors that may have an

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

impact on shareholders. If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, we may also consider the company’s five-year total shareholder return and five-year operational metrics in our evaluation.

*	Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Majority voting with no carve out for contested elections;

•	The inability for shareholders to call special meetings;

•	The inability for shareholders to act by written consent;

•	A dual-class structure; and/or

•	A non-shareholder approved poison pill.

Vote AGAINST/WITHHOLD votes from all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Sustained poor performance for companies outside the Russell 3000 universe is defined as underperforming peers or index on the basis of both one-year and three-year total shareholder returns.

Director Diversity

Gender and ethnic diversity are important components on a company’s board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. Taft-Hartley fiduciaries believe that increasing diversity in the boardroom to better reflect a company’s workforce, customers, and community enhances shareholder value.

•	Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors;

•	Support endorsement of a policy of board inclusiveness;

•	Support reporting to shareholders on a company’s efforts to increase diversity on their boards.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

•	Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

Classified Boards ~ Annual Elections

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases. Classified boards can reduce director accountability by shielding directors, at least for a certain period of time, from the consequences of their actions. Continuing directors who are responsible for a problematic governance issue at the board/committee level would avoid shareholders’ reactions to their actions because they would not be up for election in that year. Ultimately, in these cases, the full board should be responsible for the actions of its directors.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company. Nevertheless, empirical evidence strongly suggests that staggered boards are generally not in the shareholders’ best interest. In addition to shielding directors from being held accountable by shareholders on an annual basis, a classified board can entrench management and effectively preclude most takeover bids or proxy contests.

•	Vote AGAINST management or shareholder proposals seeking to classify the board when the issue comes up for vote;

•	Vote FOR management or shareholder proposals to repeal a company’s classified board structure.

•

If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, we may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees.

Board and Committee Size

While there is no hard and fast rule among institutional investors as to what may be an optimal size board, there is an acceptable range that companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin.

Proposals seeking to set board size will be evaluated on a CASE-BY-CASE basis. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals.

•	Generally vote AGAINST any proposal seeking to amend the company’s board size to fewer than five seats;

•	Generally vote AGAINST any proposal seeking to amend the company’s board size to more than fifteen seats;

•	Evaluate board size on a CASE-BY-CASE basis and consider WITHHOLD or AGAINST votes or other action at companies that have fewer than five directors and more than 15 directors on their board.

Limit Term of Office

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. While term of office limitations can rid the board of non-performing directors over time, it can also unfairly force experienced and effective directors off the board. When evaluating shareholder proposals on director term limits, consider whether the

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

company’s performance has been poor and whether problematic or entrenching governance provisions are in place at the company. Additionally, consider board independence, including whether the board chair is independent.

•	Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme, the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Thus, under a cumulative voting scheme shareholders have the opportunity to elect a minority representative to a board by cumulating their votes, thereby ensuring minority representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding-the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.

With the advent and prevalence of majority voting for director elections, shareholders now have greater flexibility in supporting candidates for a company’s board of directors. Cumulative voting and majority voting are two different voting mechanisms designed to achieve two different outcomes. While cumulative voting promotes the interests of minority shareholders by allowing them to get some representation on the board, majority voting promotes a democratic election of directors for all shareholders and ensures board accountability in uncontested elections. Though different in philosophic view, cumulative voting and majority voting can work together operationally, with companies electing to use majority voting for uncontested elections and cumulative voting for contested elections to increase accountability and ensure minority representation on the board.

In contested elections, similar to cumulative voting, proxy access allows shareholder access to the ballot without a veto from the nominating committee, but unlike cumulative voting, it also requires majority support to elect such directors.

At controlled companies, where majority insider control would preclude minority shareholders from having any representation on the board, cumulative voting would allow such representation and shareholder proposals for cumulative voting would be supported.

•	Generally vote AGAINST proposals to eliminate cumulative voting;

•	Generally vote FOR proposals to restore or provide for cumulative voting unless:

•	The company has proxy access thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

•	Vote FOR proposals for cumulative voting at controlled companies (where insider voting power exceeds 50%).

Failure to Act on Shareholder Proposals Receiving Majority Support

•	Generally vote AGAINST or WITHHOLD from all director nominees at a company that has ignored a shareholder proposal that was approved by a majority of the votes cast at the last annual meeting.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Votes Against or Withholds from Directors for Shareholder Rights Plan (i.e. Poison Pills)

Institutional investors view shareholder rights plans, or poison pills, as among the most onerous of takeover defenses that may serve to entrench management and have a detrimental impact on their long-term share value. While recognizing that boards have a fiduciary duty to use all available means to protect shareholders’ interests, as a best governance principle, boards should seek shareholder ratification of a poison pill (or an amendment thereof) within a reasonable period, to ensure that the features of the poison pill support the interests of shareholders and do not merely serve as a management entrenchment device. Boards that fail to do so should be held accountable for ultimately disregarding shareholders’ interests. In applying this principle to voting in uncontested director elections, Taft-Hartley Advisory Services considers the term of the pill an important factor, as shorter term pills are generally less onerous as a takeover defense when compared to longer term pills, and may in some cases provide the board with a valuable tool to maximize shareholder value in the event of an opportunistic offer.

Companies that unilaterally adopt a long-term pill should be subject to a more frequent review - at least once every three years, beginning the first year following the adoption and extending until the pill has expired or been redeemed. However, we believe special consideration must be given to the combination of a poison pill and a classified board; together they create a powerful anti-takeover and entrenchment device. Instead of only reviewing such companies every 3 years, an annual review is more appropriate. Under a 3-year review, the same class of directors would be receiving against or withhold recommendations, while the other 2 classes of directors would be shielded. An annual review would hold responsible all directors of classified boards for not putting the pill to a shareholder vote.

•

Vote AGAINST or WITHHOLD votes from all nominees of the board of directors (except new nominees, who should be considered on a CASE-BY-CASE basis) at a company that has a dead-hand or modified dead-hand poison pill in place. Vote AGAINST/WITHHOLD every year until this feature is removed;

•

Vote AGAINST or WITHHOLD votes from all nominees of the board of directors (except new nominees, who should be considered on a CASE-BY-CASE basis) if the board has adopted a poison pill with a term of more than 12 months (“long-term pill”) or renewed any existing pill, including any “short-term” pill (12 months or less) without shareholder approval, and there is no requirement or commitment to put the pill to a binding shareholder vote. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill;

•

Vote AGAINST or WITHHOLD votes from all nominees of the board of directors (except new nominees, who should be considered on a CASE-by-CASE basis) if the board makes a material, adverse change to an existing poison pill without shareholder approval;

•	Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Shareholder Access to the Proxy

The current director election process as it exists leaves much to be desired. Companies currently nominate for election only one candidate for each board seat. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The only way for shareholders to register dissent about a certain director candidate is to vote against or “withhold” support from that nominee. But because directors are still largely elected by a plurality (those nominees receiving the most votes win board seats) at a large proportion of firms in the U.S., nominees running unopposed are typically reelected despite shareholder opposition.

Many investors view proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. Taft-Hartley Advisory Services is generally supportive of reasonably crafted shareholder proposals advocating for the ability of long-term shareholders to cost-effectively nominate director candidates that represent their interests on management’s proxy card. Shareholder proposals that have the potential to result in abuse of the proxy access right by way of facilitating hostile takeovers will generally not be supported.

•	Consider on a CASE-BY-CASE basis proposals to provide shareholders the ability to nominate director candidates to be included on management’s proxy card, taking into account, among other factors:

•	Company-specific factors including:

•	Responsiveness to shareholders (e.g. failing to implement majority-supported shareholder proposals);

•	Board and key committee independence;

•	Problematic governance and compensation practices; and

•	Past accounting or financial issues such as restatements.

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Majority Threshold Voting Requirement for Director Elections

Shareholders have expressed strong support for precatory resolutions on majority threshold voting since 2005, with a number of proposals receiving majority support from shareholders. Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S.

•

Generally support reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. in contested elections).

•

Taft-Hartley Advisory Services may vote AGAINST/WITHHOLD votes from members of the board at companies without the carve-out for plurality voting in contested elections, as the use of a majority vote standard can act as an anti-takeover defense in contested elections. (e.g. although the dissident nominees may have received more shares cast, as long as the combination of withhold/against votes and the votes for the management nominees keep the dissident nominees under 50%, the management nominees will win, due to the holdover rules). This clearly contradicts the expressed will of shareholders.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

•

In addition to supporting proposals seeking a majority vote standard in director elections, we also support a post-election “director resignation policy” that addresses the situation of holdover directors to accommodate both shareholder proposals and the need for stability and continuity of the board.

CEO Succession Planning

•	Vote FOR proposals seeking disclosure on a CEO succession planning policy.

Establish an Office of the Board

•

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communication between shareholders and non-management directors, unless the company has effectively demonstrated via public disclosure that it already has an established structure in place.

Director and Officer Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence.

Taft-Hartley Advisory Services may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will likely oppose management proposals and support shareholder proposals in order to promote greater accountability.

•

Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director’s fiduciary “duty of loyalty” to shareholders; (ii) acts or omissions not made in “good faith” or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

Director and Officer Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. Taft-Hartley fiduciaries may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but should generally oppose indemnification when it is being proposed to insulate directors from actions that have already occurred.

•

Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence that are more serious violations of fiduciary obligation than mere carelessness;

•

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify;

•

Vote FOR only those proposals which provide expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company; and (2) only if the director’s legal expenses would be covered.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

COMPENSATION

The housing market collapse and resulting credit crisis resulted in significant erosion of shareholder value, unprecedented levels of market volatility, and a lack of confidence among financial market participants. Many Taft-Hartley trustees have questioned the role of executive compensation in incentivizing inappropriate or excessive risk-taking behavior by executives that could threaten a corporation’s long-term viability. Further, generous severance packages and other payments to departing executives of failed institutions have heightened attention on the issue of pay for performance.

Trustees of Taft-Hartley funds, which have lost significant value in their investments as a result of the financial crisis, have little patience for “pay for failure” and continue to press for the adoption of executive compensation practices aimed at creating and sustaining long-term shareholder value.

Companies have long argued that legally binding executive compensation obligations cannot be modified. The Capital Purchase Program implemented under the Emergency Economic Stabilization Act of 2008, the “bail out” program for the U.S. financial system, set the tone for executive compensation reform and requires participating firms to accept certain limits and requirements on executive compensation, regardless of existing contractual arrangements. A number of firms agreed to these requirements.

Evolving disclosure requirements have opened a wider window into compensation practices and processes, giving shareholders more opportunity and responsibility to ensure that pay is designed to create and sustain shareholder value. Companies in the U.S. are now required to evaluate and discuss potential risks arising from misguided or misaligned compensation programs. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “Say on Pay”), an advisory vote on the frequency of Say on Pay, as well as a shareholder advisory vote on golden parachute compensation. The advent of “Say on Pay” votes for shareholders in the U.S. has provided a new communication mechanism and impetus for constructive engagement between shareholders and managers/directors on pay issues.

Evaluation of Executive Pay

Taft-Hartley Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy. When evaluating executive and director pay programs and practices, Taft-Hartley Advisory Services looks for the following best practice considerations in the design and administration of executive compensation programs;

•

Appropriate pay-for-performance alignment with emphasis on long-term shareholder value: executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Evaluating appropriate alignment of pay incentives with shareholder value creation includes taking into consideration, among other factors, the link between pay and performance, the mix between fixed and variable pay, performance goals, and equity-based plan costs.

•	Avoiding arrangements that risk “pay for failure”: this includes assessing the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation.

•

Independent and effective compensation committee: oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed) should be promoted.

•

Clear, comprehensive compensation disclosures: shareholders expect companies to provide informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

•

Avoiding inappropriate pay to non-executive directors: compensation to outside directors should not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance.

Examples of best pay practices include:

Employment contracts: Companies should enter into employment contracts under limited circumstances for a short time period (e.g., new executive hires for a three-year contract) for limited executives. The contracts should not have automatic renewal feature and should have a specified termination date.

Severance agreements: Severance provisions should not be so appealing that they become an incentive for the executive to be terminated. The severance formula should be reasonable and not overly generous to the executive (e.g., use a reasonable severance multiple; use pro-rated target/average historical bonus and not maximum bonus). Failure to renew employment contract, termination under questionable events or for poor performance should not constitute “good reason” for termination with severance payments.

Change-in-control payments: Change-in-control payments should be “double-triggered” — i.e. payouts should only made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure. Change-in-control provisions should exclude excise tax gross-ups and should not authorize the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario. Similarly, change in control provisions in equity plans should be double-triggered. A change in control event should not result in an acceleration of vesting of all unvested stock options or lapsing of vesting/performance requirements on restricted stock/performance shares, unless there is a loss of employment or substantial change in job duties.

Supplemental executive retirement plans (SERPs): SERPs should not include sweeteners that can increase the payout value significantly or even exponentially, such as additional years of service credited for pension calculations, or inclusion of variable pay (e.g. bonuses and equity awards) into the formula. Pension formulas should not include extraordinary annual bonuses paid close to the time of retirement and should be based on an average, not the maximum, level of compensation earned.

Deferred compensation: Above-market returns or guaranteed minimum returns should not be applied on deferred compensation.

Disclosure practices: The Compensation, Discussion and Analysis should be written in plain English, with as little “legalese” as possible and formatted using section headers, bulleted lists, tables and charts where possible to ease reader comprehension. Ultimately, the document should provide detail and rationale regarding compensation, strategy, pay mix, goals/metrics, challenges, competition and pay for performance linkage, etc. in a narrative fashion.

Responsible use of company stock: Companies should adopt policies that prohibit executives from speculating in company’s stock or using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements. Such behavior undermines the ultimate alignment with long-term shareholders’ interests. In addition, the policy should prohibit or discourage the use of company stock as collateral for margin loans, to avoid any potential sudden stock sales (required upon margin calls) that could have a negative impact on the company’s stock price.

Long-term focus: Executive compensation programs should be designed to support companies’ long-term strategic goals. A short-term focus on performance does not necessarily create sustainable shareholder value. Instead, long-term goals may be sacrificed to achieve short-term expectations to the detriment of shareholder value, as evidenced by the financial crisis.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Compensation programs embedding a long-term focus with respect to company goals better align with the long-term interests of shareholders. Granting stock options and restricted stock to executives that vest in five years does not necessarily provide a long-term focus, as executives can sell off the company shares once they vest. However, requiring senior executives to hold company stock until retirement or after retirement can encourage a long-term focus on company performance.

Pay-For-Performance Alignment

Stock-based pay is often the main driver for excessive executive compensation, which could be fueled by poor plan design or administration. Therefore, it is important to closely examine any discrepancies between CEO pay and total shareholder returns over a sustained period of time in assessing equity-based compensation. Many investors do not consider standard stock options or time-vested restricted stock to be performance-based. If a company provides performance-based incentives to its executives, the company should provide complete disclosure of the performance measures and goals to allow shareholders to assess the rigor of the performance program. Complete and transparent disclosure enables shareholders to better comprehend the company’s pay for performance linkage.

When financial or operational measures are utilized in incentive awards, the achievements related to these measures should ultimately translate into superior shareholder returns in the long-term. The use of non-GAAP financial metrics makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently.

Pay-for-performance should be a central tenet in executive compensation philosophy. In evaluating the degree of alignment between the CEO’s pay with the company’s performance over a sustained period, Taft-Hartley Advisory Services conducts a pay-for-performance analysis.

With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[2] Alignment:

•	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the pay-for-performance analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, the following qualitative factors will be evaluated to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The ratio of performance-based compensation to overall compensation;

[2]

The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for financial firms), and GICS industry group, via a process designed to select peers that are closest to the subject company, and where the subject company is close to median in revenue/asset size. The relative alignment evaluation will consider the company’s rank for both pay and TSR within the peer group (for one- and three-year periods) and the CEO’s pay relative to the median pay level in the peer group.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

•	The completeness/transparency of disclosure, rigor and appropriateness of performance hurdles;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, workplace safety, environmental performance etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., biennial awards); and

•	Any other factors deemed relevant.

Problematic Compensation Practices

Poor disclosure, the absence or non-transparency of disclosure and flawed compensation plan design can lead to excessive executive pay practices that are detrimental to shareholders.

Companies are expected to meet a minimum standard of tally sheet disclosure as to allow shareholders to readily assess the total executive pay package, understand the actual linkage between pay and performance, and mitigate misinformation to shareholders. The SEC has issued rules on executive and director compensation that require expansive disclosure and a total compensation figure for each of the named executive officers. Poorly designed executive compensation plans or those lacking in transparency can be reflective of a poorly performing compensation committee.

Executive compensation will continue to be in the spotlight in the ensuing years, particularly when shareholders are expected to have access to more complete information.

The focus is on executive compensation practices that contravene best practice compensation considerations, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic compensation practices include, but are not limited to, the following:

Non-Performance based Compensation Elements

While not exhaustive, the following list represents certain adverse practices that are contrary to a performance-based pay philosophy and executive pay best practices, and may lead to negative vote recommendations:

•	Egregious employment contracts:

•	Contracts containing multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation.

•	New CEO with overly generous new-hire package:

•	Excessive “make whole” provisions without sufficient rationale;

•	Any of the problematic pay practices listed in this policy.

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

•	Includes performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance.

•	Egregious pension/SERP (supplemental executive retirement plan) payouts:

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

•	Inclusion of additional years of service not worked that result in significant benefits provided in new arrangements;

•	Inclusion of performance-based equity or other long-term awards in the pension calculation.

•	Excessive Perquisites:

•	Perquisites for former and/or retired executives, such as lifetime benefits, car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

•	Extraordinary relocation benefits (including home buyouts);

•	Excessive amounts of perquisites compensation.

•	Excessive severance and/or change in control provisions:

•	Change in control cash payments exceeding 3 times base salary plus target/average/last paid bonus;

•

Arrangements that provide for change-in-control payments without loss of job or substantial diminution of job duties (single-triggered or modified single-triggered—where an executive may voluntarily leave for any reason and still receive the change-in-control severance package);

•	Employment or severance agreements that provide for excise tax gross-ups. Modified gross-ups would be treated in the same manner as full gross-ups;

•	Excessive payments upon an executive’s termination in connection with performance failure;

•	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring.

•

Tax Reimbursements/Gross-ups: income tax reimbursements on executive perquisites or other payments (e.g., related to personal use of corporate aircraft, executive life insurance, bonus, restricted stock vesting, secular trusts, etc; see also excise tax gross-ups above);

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps, or other similar arrangements;

•	Internal pay disparity: Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

•

Repricing or replacing of underwater stock options/stock appreciation rights (SARs) without prior shareholder approval (including cash buyouts, option exchanges, and certain voluntary surrender of underwater options where shares surrendered may subsequently be re-granted);

•	Options backdating;

•	Other pay practices that may be deemed problematic in a given circumstance but are not covered in the above categories.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•	Guaranteed bonuses or other abnormally large bonus payouts without justifiable performance linkage or appropriate disclosure;

•	Mega annual equity grants that provide unlimited upside with no downside risk;

•	A single performance metric used for short- and long-term plans;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions;

•	Lucrative severance packages.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions, robust stock ownership/holding guidelines, and substantive bonus deferral/escrowing programs.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. Taft-Hartley Advisory Services will adopt a CASE-BY-CASE approach to differentiate companies that had sloppy administration vs. deliberate action or fraud, as well as those companies which have since taken corrective action. Instances in which companies have committed fraud are considered most egregious, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

Taft-Hartley Advisory Services will consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Board Communications and Responsiveness

Consider the following factors when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received a low level of shareholder support, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company.

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

The Dodd-Frank Act Wall Street Reform and Consumer Protection Act of 2010 mandates advisory votes on executive compensation (aka management “say on pay” or MSOP) for a proxy or consent or authorization for an annual or other meeting of the shareholders that includes required SEC compensation disclosures. This non-binding shareholder vote on compensation must be included in a proxy or consent or authorization at least once every 3 years.

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices — dissatisfaction with compensation practices can be expressed by voting against MSOP rather than voting AGAINST or WITHHOLDING from the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then Taft-Hartley fiduciaries should vote AGAINST or WITHHOLD votes from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then a vote AGAINST an equity-based plan proposal presented for shareholder approval may be warranted.

•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a CASE-BY-CASE basis.

•	Vote AGAINST management say on pay (MSOP) proposals if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders;

•	The board has failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

•	Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received low levels of shareholder support;

•	The company has practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

•	Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

The Dodd-Frank Act, in addition to requiring advisory votes on compensation (aka management “say on pay” or MSOP), requires that each proxy for the first annual or other meeting of the shareholders (that includes required SEC compensation disclosures) occurring after Jan. 21, 2011, include an advisory voting item to determine whether, going forward, the “say on pay” vote by shareholders to approve compensation should occur every one, two, or three years.

Taft-Hartley Advisory Services will vote FOR annual advisory votes on compensation. The MSOP is at its essence a communication vehicle, and communication is most useful when it is received in a consistent and timely manner. Support for an annual MSOP vote is merited for many of the same reasons Taft-Hartley Advisory Services supports annual director elections rather than a classified board structure: because this provides the highest level of accountability and direct communication by enabling the MSOP vote to correspond to the majority of the information presented in the accompanying proxy statement for the applicable shareholders’ meeting. Having MSOP votes every two or three years, covering all actions occurring between the votes, would make it difficult to create the meaningful and coherent communication that the votes are intended to provide. Under triennial elections, for example, a company would not know whether the shareholder vote references the compensation year being discussed or a previous year, making it more difficult to understand the implications of the vote.

•	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

This is a proxy item regarding specific advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs) that is required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. Taft-Hartley Advisory Services places particular emphasis on severance packages that provide inappropriate windfalls and cover certain executive tax liabilities.

•

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with Taft-Hartley Advisory Services’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

•	Agreements that include excise tax gross-up provisions;

•	Agreements that include modified single triggers;

•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Potentially excessive severance payments;

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•

The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. Such a construction is problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), Taft-Hartley Advisory Services will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Methodology for Analyzing Pay Plans

The theory that stock awards including stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. Indeed, a number of academic studies have found that there is limited correlation between executive stock ownership and company performance. Misused stock options can give executives an incentive to inflate their company’s earnings, take excessive risks, and make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan.

Therefore, it is vital for shareholders to fully analyze all equity plans that appear on ballot. In general, Taft-Hartley Advisory Services evaluates executive and director compensation plans on a CASE-BY-CASE basis. When evaluating equity-based compensation items on ballot, the following elements will be considered:

Primary Considerations:

•	Dilution: Vote AGAINST plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds ten percent;

•

Full Market Value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount;

•

Burn Rate: Vote AGAINST plans where the company’s three year burn rate exceeds the greater of: (1) the mean (µ) plus one standard deviation (s) of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding;

•

Liberal Definition of Change-in-Control: Vote AGAINST equity plans if the plan provides for the accelerated vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language;

•	Problematic Pay Practices: Vote AGAINST equity plans if the plan is a vehicle for problematic pay practices (e.g. if the plan allows for change-in-control payouts that are single triggered).

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Secondary Considerations:

•	Executive Concentration Ratio: Vote AGAINST plans where the annual grant rate to the top five executives (“named officers”) exceeds one percent of shares outstanding;

•	Pay-For-Performance: Vote AGAINST plans where there is a misalignment between CEO pay and the company’s performance, or if the performance criteria is not disclosed;

•	Evergreen Features: Vote AGAINST plans that reserve a specified percentage of outstanding shares for award each year instead of having a termination date;

•	Repricing: Vote AGAINST plans if the company’s policy permits repricing of “underwater” options or if the company has a history of repricing past options;

•	Loans: Vote AGAINST the plan if the plan administrator may provide loans to officers to assist in exercising the awards.

Stock Option Plans

Compensation to executive and other senior level employees should be strongly correlated to sustained performance. Stock options, restricted stock and other forms of non-cash compensation should be performance-based with an eye toward improving long-term corporate value. Well-designed stock option plans can align the interests of executives and shareholders by providing that executives benefit when stock prices rise so that the employees of the company, along with shareholders, prosper together. Likewise, option plans should not allow for the benefits of share price gains without the risk of share price declines. Poorly designed stock option plans can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not created. Taft-Hartley Advisory Services supports option plans when they provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of sustained superior performance. Moreover, equity pay plans should be designed in a fashion that ensures executive compensation is veritably performance driven and “at risk” such that executives are penalized (by either reducing or withholding compensation) for failure to meet pre-determined performance hurdles. Taft-Hartley Advisory Services will oppose those plans that offer unreasonable benefits to executives that are not generally available to other shareholders or employees.

Voting Power Dilution (VPD) Calculation

Voting power dilution, or VPD, measures the amount of voting power represented by the number of shares reserved over the life of the plan. Industry norm dictates that ten percent dilution over the life of a ten-year plan is reasonable for most mature companies. Restricted stock plans or stand-alone stock bonus plans that are not coupled with stock option plans can be held to a lower dilution cap.

Voting power dilution may be calculated using the following formula:

A:	Shares reserved for this amendment or plan;

B:	Shares available under this plan and/or continuing plans prior to proposed amendment;

C:	Shares granted but unexercised under this plan and/or continuing plans;

D:	All outstanding shares plus any convertible equity, outstanding warrants, or debt.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

The formula can be applied as follows:	A + B + C
A + B + C + D

Fair Market Value, Dilution and Repricing

Consideration will be made as to whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice “underwater” options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are “underwater” when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Burn Rate

The annual burn rate is a measure of dilution that illustrates how rapidly a company is deploying shares reserved for equity compensation plans. The burn or run rate is calculated by dividing the number of shares pursuant to awards granted in a given year by the number of shares outstanding. Taft-Hartley Advisory Services benchmarks a company’s burn rate against three-year industry and primary index burn rates, and generally opposes plans whose average three-year burn rates exceed the greater of: (1) the mean plus one standard deviation of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index; or (2) two percent of weighted common shares outstanding. Additionally, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year’s burn-rate cap. If a company fails to fulfill a burn rate commitment to shareholders, vote AGAINST or WITHHOLD from the compensation committee.

Executive Concentration Ratio

In examining stock option awards, restricted stock and other forms of long-term incentives, it is important to consider internal pay equity; that is, the concentration and distribution of equity awards to a company’s top five executives (“named officers”) as a percentage of overall grants. Taft-Hartley Advisory Services will consider voting against equity compensation plans whose annual grant rate to top executives exceeds one percent of shares outstanding.

Evergreen Provisions

Taft-Hartley Advisory Services will oppose plans that reserve a specified percentage of outstanding shares for award each year (evergreen plans) instead of having a termination date. Such plans provide for an automatic increase in the shares available for grant with or without limits on an annual basis. Because they represent a transfer of shareholder value and have a dilutive impact on a regular basis, evergreen plans are expensive to shareholders. Evergreen features also minimize the frequency that companies seek shareholder approval in increasing the number of shares available under the plan.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration the following factors:

•	Historic trading patterns: the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing: was the stock price decline beyond management’s control?

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

•	Option vesting: does the new option vest immediately or is there a black-out period?

•	Term of the option: the term should remain the same as that of the replaced option;

•	Exercise price: should be set at fair market or a premium to market;

•	Participants: the plan should be broad-based and executive officers and directors should be excluded;

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

If the surrendered options are added back to the equity plans for re-issuance, then we will also take into consideration the impact on the company’s equity plans and its three-year average burn rate.

In addition to the above considerations, we will evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. We do not view market deterioration, in and of itself, as an acceptable reason for companies to reprice stock options and/or reset goals under performance plans. Repricing after a recent decline in stock price triggers additional scrutiny and may warrant a vote AGAINST the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Restricted Stock

Taft-Hartley Advisory Services supports the use of performance-vesting restricted stock as long as the absolute amount of restricted stock being granted is a reasonable proportion of an executive’s overall compensation. The best way to align the interests of executives with shareholders is through direct stock holdings, coupled with at-risk variable compensation that is tied to explicit and challenging performance benchmarks. Performance-vesting restricted stock both adds to executives direct share holdings and incorporates at-risk features.

To reward performance and not job tenure, restricted stock vesting requirements should be performance-based rather than time lapsing. Such plans should explicitly define the performance criteria for awards to senior executives and may include a variety of corporate performance measures in addition to the use of stock price targets. In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

Employee Stock Purchase Plans (ESPPs)—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is five percent or less of the outstanding shares.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Employee Stock Purchase Plans (ESPPs) — Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e. all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recent academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

•

Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed excessive (i.e. generally greater than five percent of outstanding shares).

OBRA-Related Compensation Proposals

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

•	Generally vote FOR proposals to approve or amend executive incentive bonus plans if the proposal:

•	Is only to include administrative features;

•	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);

•	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or

•

Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

•	Vote AGAINST such proposals if:

•	If the plan provides for awards to individual participants in excess of $2 million a year;

•	The compensation committee does not fully consist of independent outsiders as defined by Taft-Hartley Advisory Services’ definition of director independence;

•	The plan contains excessive problematic provisions including lack of rigorous performance measures.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

•	Vote CASE-BY CASE on such proposals if:

•

In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants);

•

A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

Golden and Tin Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum payout triggered by a change-in-control at usually two to three times their current base salary. The SEC requires disclosure of all golden parachute arrangements in the proxy statement.

•	Vote on a CASE-BY-CASE basis on management proposals to ratify or cancel golden parachutes taking into consideration the following factors;

•	Whether the triggering mechanism is beyond the control of management.

•	Whether the payout amount is based on an excessive severance multiple.

•

Whether the change-in-control payments are double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

•	Vote FOR shareholder proposals to all have golden parachute agreements submitted for shareholder ratification;

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Shareholder Proposals on Compensation

Disclosure of Executive and Director Pay

•

Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information, including the preparation of a formal report on executive compensation practices and policies;

Limit Executive and Director Pay

•	Generally vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits;

•

Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Executive Perks and Retirement/Death Benefits

Taft-Hartley Advisory Services supports enhanced disclosure and shareholder oversight of executive benefits and other in-kind retirement perquisites. For example, compensation devices like executive pensions (SERPs), deferred compensation plans, below-market-rate loans or guaranteed post-retirement consulting fees can amount to significant liabilities to shareholders and it is often difficult for investors to find adequate disclosure of their full terms. Taft-Hartley Advisory Services opposes any perquisite or benefit to executives that exceeds what is generally offered to other company employees. From a shareholder prospective, the cost of these executive entitlements would be better allocated to performance-based forms of executive compensation during their term in office.

•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•

Generally vote FOR shareholder proposals calling companies to adopt a policy of discontinuing or obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Executive Holding Periods

Senior level executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises (e.g. 75% of their after-tax stock option proceeds), while they are employed at a company or even into retirement. Equity compensation awards are intended to align management interests with those of shareholders, and allowing executives to sell these shares while they are employees of the company undermines this purpose. Given the large size of a typical annual equity compensation award, holding requirements that are based on a multiple of cash compensation may be inadequate.

•

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a significant portion of the shares acquired through compensation plans while employed or following the termination of their employment.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Pay for Superior Performance

•	Generally vote FOR shareholder proposals that request the board to establish a pay-for-superior performance standard in the company’s executive compensation programs for senior executives.

Performance-Based Options

Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

Taft-Hartley Advisory Services advocates for performance-based awards — such as premium-priced or indexed — which encourage executives to outperform peers, certain indices, or the broader market rather than being rewarded for any minimal rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

•	Generally vote FOR shareholder proposals that seek to provide for performance-based options such as indexed and/or premium priced options.

Tax Gross-up Proposals

•

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

•

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants—Disclosure of Board or Company’s Utilization

•

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

•

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Bonus Banking/Bonus Banking “Plus”

•

Generally vote FOR on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees)

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

•	Generally vote FOR shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity.

Recoup Bonuses

•

Generally vote FOR proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error.

Link Compensation to Non-Financial Factors

•	Generally vote FOR shareholder proposals seeking disclosure on linking executive pay to non-financial factors.

•

Evaluate shareholder proposals calling for linkage of executive pay to non-financial factors, such as corporate downsizing, customer/employee satisfaction, community involvement, human rights, social and environmental goals and performance, and predatory lending on a CASE-BY-CASE basis.

Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

AUDITORS

Auditors play an integral role in certifying the integrity and reliability of corporate financial statements on which investors rely to gauge the financial well being of a company and the viability of an investment. The well-documented auditor-facilitated bankruptcies and scandals at several large public companies in recent years underscore the catastrophic consequences that investors can suffer when the audit process breaks down.

Auditor Independence

The wave of accounting scandals at companies in the over the past decade illuminate the need to ensure auditor independence in the face consulting services to audit clients. The ratio of non-audit services to total revenues at the large accounting firms grew significantly leading up to the accounting scandals. We believe the ratio of non-audit fees should make up no more than one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor’s objectivity.

Under SEC rules, disclosed categories of professional fees paid for audit and non-audit services are as follows: (1) Audit Fees, (2) Audit-Related Fees, (3) Tax Fees, and (4) All Other Fees. Under the reporting requirements, companies are required to describe — in qualitative terms — the types of services provided under the three categories other than Audit Fees. The following fee categories are defined as: A) tax compliance or preparation fees are excluded from our calculations of non-audit fees; and B) fees for consulting services for tax-avoidance strategies and tax shelters will be included in “other fees” and will be considered non-audit fees if the proxy disclosure does not indicate the nature of the tax services. In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

As auditors are the backbone upon which a company’s financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company-auditor relationship is left open to conflicts of interest.

Auditor Ratification

The ratification of auditors is an important component of good governance. In light of the Sarbanes-Oxley Act of 2002 and increased shareholder scrutiny, some companies are opting to take auditor ratification off the ballot. Neglecting to include the ratification of auditors on the proxy takes away the fundamental shareholder right to ratify the company’s choice of auditor. Whereas shareholder ratification of auditors was once considered routine by many shareowners, accounting scandals have caused shareholders to be more vigilant about the integrity of the auditors certifying their companies’ financial statements. It is now viewed as best practice for companies to place the item on ballot.

Although U.S. companies are not legally required to allow shareholders to ratify their appointment of independent auditors, submission of the audit firm for approval at the annual meeting on an annual basis gives shareholders the means to weigh in on their satisfaction (or lack thereof) on the auditor’s independent execution of their duties. Taft-Hartley Advisory Services firmly believes mandatory auditor ratification is in line with sound and transparent corporate governance and remains an important mechanism to ensure the integrity of the auditor’s work. In the absence of legislation mandating shareholder ratification of auditors, the failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Proposals to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote.

•

Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times (75 percent) the amount paid for consulting, unless: i) An auditor has a financial interest in or association with the company, and is therefore not independent; or ii) There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Vote AGAINST proposals to ratify auditors when the amount of non-audit consulting fees exceeds a quarter of all fees paid to the auditor;

•	Generally support shareholder proposals seeking to limit companies from buying consulting services from their auditor.

Auditor Rotation

Long-term relationships between auditors and their clients can impede auditor independence, objectivity and professional skepticism. Such long-standing relationships foster an undesirable coziness between audit firms and their clients, which can cause the auditors to lose their independence and become less questioning especially where lucrative contracts for the provision of non-audit consulting services are involved. Mandatory auditor rotation is a widely supported safeguard against improper audits and is viewed by many as an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships.

Proponents of compulsory audit firm rotation contend that rotation policies promote objectivity and independence among auditors and minimize the scope of vested interests developing in the audit. Opponents of audit firm rotation argue that regular re-tendering is a costly practice, likely to reduce audit quality and increase the risk of audit failure in the early years due to the time required to gain cumulative knowledge of an often complex and geographically diverse business. A solution around this apparent negative effect of mandatory rotation is to keep a longer rotation period.

Taft-Hartley Advisory Services recommends that companies not maintain the same audit firm in excess of seven years, and will consider voting against auditors if their tenure at a company exceeds seven years. A revolving seven-year rotation period allows the auditor to develop cumulative knowledge of a company’s business and the effect of changes in the business along with the corresponding changes in its risks, thereby enhancing the quality of the audit and trammeling potential loss of auditor objectivity and independence. Many institutional investors argue that the increased costs associated with compulsory auditor rotation are a lesser evil vis-à-vis the larger evil of the costs to shareholders when the objectionable coziness between clients and long-standing auditors leads to gross erosion of shareholder value.

•	Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every seven years).

Auditor Indemnification and Limitation of Liability

Indemnification clauses allow auditors to avoid liability for potential damages, including punitive damages. Eliminating concerns about being sued for carelessness could lead to; 1) potential impairment of external auditor independence and impartiality by contractual clauses limiting their liability; and 2) a decrease the quality and reliability of the audit given the lack of consequence for an inadequate audit.

Given the substantial settlements against auditors in recent years for poor audit practices and the cost of such insurance to the company and its shareholders, there are legitimate concerns over the broader use of indemnification clauses. Such agreements may weaken the objectivity, impartiality and performance of audit firms. Taft-Hartley Advisory Services believes it is important for shareholders to understand the full risks and implications of these agreements and determine

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

what impact they could have on shareholder value. At the present time, however, due to poor disclosure in this area, it is difficult to identify the existence and extent of limited liability provisions and auditor agreements, and investors lack the information needed to make informed decisions regarding these agreements.

Without uniform disclosure, it is difficult to consistently apply policy and make informed vote recommendations. As such, Taft-Hartley Advisory Services reviews the use of indemnification clauses and limited liability provisions in auditor agreements on a case-by-case basis, when disclosure is present.

•

Vote AGAINST or WITHHOLD from Audit Committee members if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Disclosures Under Section 404 of Sarbanes-Oxley Act

Section 404 of the Sarbanes-Oxley Act requires that companies document and assess the effectiveness of their internal financial controls. Beginning in 2005, most public companies must obtain annual attestation of the effectiveness of their internal controls over financial reporting from their outside auditors. Companies with significant material weaknesses identified in the Section 404 disclosures potentially have ineffective internal financial reporting controls, which may lead to inaccurate financial statements, hampering shareholders’ ability to make informed investment decisions, and may lead to destruction of public confidence and shareholder value. The Audit Committee is ultimately responsible for the integrity and reliability of the company’s financial information and its system of internal controls.

•

Vote AGAINST or WITHHOLD votes from Audit Committee members under certain circumstances when a material weakness rises to a level of serious concern, if there are chronic internal control issues, or if there is an absence of established effective control mechanisms;

•

Vote AGAINST management proposals to ratify auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

Adverse Opinions

An Adverse Opinion on the company’s financial statements is issued when the auditor determines that the financial statements are materially misstated and, when considered as a whole, do not conform to GAAP. It essentially states that the information contained is materially incorrect, unreliable, and inaccurate in order to assess the company’s financial position and results of operations.

Adverse opinions on companies’ financial statements are generally very rare because they essentially state that a significant portion of the financial statements are unreliable and the auditor had no choice but to issue an adverse opinion after a long process of seeking resolution with the company subjected to the audit.

•	Vote AGAINST or WITHHOLD votes from Audit Committee members if the company receives an Adverse Opinion on the company’s financial statements from its auditors.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

TAKEOVER DEFENSES

Poison Pills

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (“flip-in pill”) and/or the potential acquirer (“flip-out pill”) at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

In evaluating management proposals on poison pills, Taft-Hartley Advisory Services considers the company’s rationale for adopting the pill and its existing governance structure in determining whether or not the pill appropriately serves in shareholders’ best interests. The rationale for adopting the pill should be thoroughly explained by the company. Additionally, we examine the company’s existing governance structure including: board independence, existing takeover defenses, or any problematic governance concerns.

•	Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification;

•	Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill;

•	Review on a CASE-BY-CASE basis management proposals to ratify a poison pill;

•

Vote AGAINST or WITHHOLD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held fully accountable.

Net Operating Loss (NOL) Poison Pills/Protective Amendments

The financial crisis prompted widespread losses in certain industries. This resulted in previously profitable companies considering the adoption of a poison pill and/or NOL protective amendment to protect their NOL tax assets, which may be lost upon an acquisition of 5 percent of a company’s shares.

When evaluating management proposals seeking to adopt NOL pills or protective amendments, the purpose behind the proposal, its terms, and the company’s existing governance structure should be taken into account to assess whether the structure actively promotes board entrenchment or adequately protects shareholder rights. While the high estimated tax value of NOLs would typically benefit shareholders, the ownership acquisition limitations contained in an NOL pill/protective amendment coupled with a company’s problematic governance structure could serve as an antitakeover device.

Given the low ownership thresholds involved, shareholders want to ensure that such pills/amendments do not remain in effect permanently. Taft-Hartley Advisory Services will closely review whether the pill/amendment contains a sunset provision or a commitment to cause the expiration of the NOL pill/protective amendment upon exhaustion or expiration of the NOLs.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

•

Vote AGAINST proposals to adopt a poison pill/ protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill/ protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

•

Evaluate management proposals to ratify an NOL pill /adopt an NOL protective amendment if the term of the pill/amendment would be the shorter of three years (or less) and the exhaustion of the NOL on a CASE-BY-CASE basis considering the following factors;

•

The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5% and NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns;

•	Any other factors that may be applicable.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

•	Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company’s ability to make greenmail payments to certain shareholders;

•	Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

Shareholder Ability to Remove Directors/Fill Vacancies

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, individual company’s articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

•	Vote AGAINST proposals that provide that directors may be removed only for cause;

•	Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause;

•	Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies;

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Shareholder Ability to Alter the Size of the Board

Proposals that would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Proposals to fix the size of the board at a specific number can prevent management from increasing the board size without shareholder approval when facing a proxy context. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

•	Vote FOR proposals that seek to fix the size of the board within an acceptable range;

•	Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

SHAREHOLDER RIGHTS

Confidential Voting

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

•

Vote FOR shareholder proposals that request corporations to adopt confidential voting, the use of independent tabulators, and the use of independent inspectors for an election as long as the proposals include clauses for proxy contests. In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived;

•	Vote FOR management proposals to adopt confidential voting procedures.

Shareholder Ability to Call Special Meetings

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings;

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management;

•	• Vote AGAINST provisions that would require advance notice of more than sixty days.

Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent;

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

Unequal Voting Rights

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares that has superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

•	Vote FOR resolutions that seek to maintain or convert to a one-share-one-vote capital structure;

•	Generally vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of “lock-in” votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

The general lack of credit availability for financially distressed companies has resulted in “rescue” or highly dilutive stock and warrant issuances, which often comprise a majority of the company’s voting stock upon conversion. When an investor takes control of the company through the conversion of securities, the new owners often seek statutory amendments, such as adopting written consent, or allowing 50 percent shareholders to call a special meeting, that allow effective control over the company with little or no input from minority shareholders.

In such cases, the existing supermajority vote requirements would serve to protect minority shareholders’ interests. The reduction in the vote requirements, when coupled with low quorum requirements (in Nevada and other states) could shift the balance in power away from small shareholders while overly empowering large shareholders.

•	Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments;

•	Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments;

•

Vote FOR management or shareholder proposals to reduce supermajority vote requirements for charter and bylaw amendments. However, for companies with shareholders who have significant ownership levels, vote CASE-BY-CASE, taking into account i) ownership structure, ii) quorum requirements, and iii) supermajority vote requirements.

Supermajority Shareholder Vote Requirement to Approve Mergers

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

•	Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations;

•	Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Reimbursing Proxy Solicitation Expenses

•	Generally support shareholder proposals to reimburse for proxy solicitation expenses;

•	When voting in conjunction with support of a dissident slate, always support the reimbursement of all appropriate proxy solicitation expenses associated with the election;

•	Generally support requests seeking to reimburse a shareholder proponent for all reasonable campaign expenditures for a proposal approved by the majority of shareholders.

Exclusive Venue

Exclusive venue management proposals were new for the 2011 proxy season, as issuers began seeking shareholder approval of exclusive charter provisions in 2011 after a court opinion suggested that unilaterally adopted exclusive venue bylaw provisions might not be enforceable. All the exclusive venue proposals to date have sought to make Delaware the exclusive forum for resolution on shareholder disputes.

Corporations have defended exclusive forum provisions on the grounds that the Delaware Chancery Court moves cases more quickly than other courts and is presided over by judges who are experienced in corporate law. Firms have also argued that making Delaware the sole forum for lawsuits avoids the possibility of duplicative suits arising out of the same events. A number of shareholder advocates have, however, countered that exclusive venue provisions deprive shareholders of the flexibility to choose the forum in which to assert claims of wrongdoing.

•	Generally vote AGAINST management proposals to restrict the venue for shareholder claims by adopting charter or bylaw provisions that seek to establish an exclusive judicial forum.

Bundled Proposals

•

Vote CASE-BY-CASE on bundled or conditional proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

MERGERS & ACQUISITIONS / CORPORATE RESTRUCTURINGS

A number of academic and industry studies have estimated that nearly three quarters of all corporate acquisitions fail to create economically meaningful shareholder value. These studies have also demonstrated that the larger the deal the greater the risk in realizing long-term value for shareholders of the acquiring firm. These risks include integration challenges, over-estimation of expected synergies, incompatible corporate cultures and poor succession planning. Indeed, some studies have found that smaller deals within specialized industries on average outperform “big bet” larger deals by a statistically significant factor.

In analyzing M&A deals, private placements or other transactional related items on proxy, Taft-Hartley Advisory Services performs a well-rounded analysis that seeks to balance all facets of the deal to ascertain whether the proposed acquisition is truly going to generate long-term value for shareholders and enhance the prospects of the ongoing corporation.

Votes on mergers and acquisitions are always considered on a CASE-BY-CASE basis, taking into account the following factors:

•	Impact of the merger on shareholder value;

•	Perspective of ownership (target vs. acquirer) in the deal;

•	Form and mix of payment (i.e. stock, cash, debt, etc.);

•	Fundamental value drivers behind the deal;

•	Anticipated financial and operating benefits realizable through combined synergies;

•	Offer price (cost vs. premium);

•	Change-in-control payments to executive officers;

•	Financial viability of the combined companies as a single entity;

•

Was the deal put together in good faith? What kind of auction setting took place? Were negotiations carried out at arm’s length? Was any portion of the process tainted by possible conflicts of interest?

•	Fairness opinion (or lack thereof);

•	Changes in corporate governance and their impact on shareholder rights;

•	What are the potential legal or environmental liability risks associated with the target firm?

•	Impact on community stakeholders and employees in both workforces;

•	How will the merger adversely affect employee benefits like pensions and health care?

Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that in the absence of board or shareholder approval of the acquisition the bidder must pay the remaining shareholders the same price for their shares that brought control.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

•	Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares;

•	Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

•	Vote FOR proposals to restore or provide shareholders with the right of appraisal.

Corporate Restructuring

•	Votes concerning corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

Spin-offs

•	Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

•	Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

•

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Going Private Transactions (LBOs, Minority Squeezeouts)

•

Vote on a CASE-BY-CASE basis on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

•

Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock), cash-out value, whether the interests of continuing and cashed-out shareholders are balanced, and market reaction to public announcement of transaction.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Changing Corporate Name

•	Vote FOR changing the corporate name in all instances if proposed and supported by management and the board.

Plans of Reorganization (Bankruptcy)

The recent financial crisis has placed Chapter 11 bankruptcy reorganizations as a potential alternative for distressed companies. While the number of bankruptcies has risen as evidenced by many firms, including General Motors and Lehman Brothers, the prevalence of these reorganizations can vary year over year due to, among other things, market conditions and a company’s ability to sustain its operations. Additionally, the amount of time that lapses between a particular company’s entrance into Chapter 11 and its submission of a plan of reorganization varies significantly depending on the complexity, timing, and jurisdiction of the particular case. These plans are often put to a vote of shareholders (in addition to other interested parties), as required by the Bankruptcy Code.

•	Vote CASE-BY-CASE basis on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee).

•

The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s); Existence of a superior alternative to the plan of reorganization; and Governance of the reorganized company.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

CAPITAL STRUCTURE

The management of a corporation’s capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

Clear justification should accompany all management requests for shareholders approval of increases in authorized common stock. We support increases in authorized common stock to fund stock splits that are in shareholders’ interests. Consideration will be made on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. The amount of additional stock requested in comparison to the requests of the company’s peers as well as the company’s articulated reason for the increase must be evaluated. Dual requests on the same ballot, in which an increase in common stock is requested in tandem with a reverse stock split in which shares are not proportionately reduced may not be in shareholder best interests. Although the reverse stock split may be needed in the face of imminent delisting, there is little justification in effectively approving two increases in common stock on the same ballot.

•	Vote on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue. The following factors will be considered:

•	Past Board Performance: the company’s historical use of authorized shares in the previous three years;

•

The Current Request: i) disclosure on specific reasons/rationale for the proposed increase; ii) the dilutive impact of the request; and iii) disclosure of specific risks to shareholders of not approving the request.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights;

•	Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than fifty percent unless a clear need for the excess shares is presented by the company;

•

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

Evaluation of management proposals to implement a reverse stock split will take into account whether there is a corresponding proportional decrease in authorized shares. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by way of reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Generally support a reverse stock split if the number of authorized shares will be reduced proportionately. When there is not a proportionate reduction of authorized shares, Taft-Hartley trustees should oppose such proposals unless a stock exchange has provided notice to the company of a potential delisting. Shareholders should only vote for non-proportionate reverse stock splits in the most dire of situations. Companies should provide disclosure of external evidence that a potential delisting is imminent to separate the true emergencies from vague potential risks to shareholders.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock—and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue.

•

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Consider company-specific factors including;

•	Past Board Performance: the company’s historical use of authorized preferred shares over the previous three years;

•

The Current Request: i) disclosure on specific reasons/rationale for the proposed increase; ii) the dilutive impact of the request; and iii) disclosure of specific risks to shareholders of not approving the request;

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Blank Check Preferred Stock

“Blank check” preferred stock, with unspecified voting, conversion, dividend, distribution, and other rights, can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

•	Vote AGAINST proposals that would authorize the creation of new classes of blank check preferred stock;

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.;

•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense);

•	Vote FOR requests to require shareholder approval for blank check authorizations.

Adjust Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

•	Vote FOR management proposals to reduce the par value of common stock.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

•

Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Debt Restructuring

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. The following factors are considered:

•	Dilution—How much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control—Will the transaction result in a change in control of the company? Are board and committee seats guaranteed? Do standstill provisions and voting agreements exist?

•	Financial Issues— company’s financial situation, degree of need for capital, use of proceeds, and effect of the financing on the company’s cost of capital;

•	Terms of the offer—discount/premium in purchase price to investor including any fairness opinion, termination penalties and exit strategy;

•	Conflict of interest—arm’s length transactions and managerial incentives;

•	Management’s efforts to pursue other alternatives.

Vote on a CASE-BY-CASE basis proposals regarding debt restructurings.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

STATE OF INCORPORATION

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Taft-Hartley Advisory Services is less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Offshore Reincorporations and Tax Havens

For a company that seeks to reincorporate, Taft-Hartley Advisory Services evaluates the merits of the move on a CASE-BY-CASE basis, taking into consideration the company’s strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. Taft-Hartley Advisory Services believes there are a number of concerns associated with a company looking to reincorporate from the United States to offshore locales such as Bermuda, the Cayman Islands or Panama. With more U.S.-listed companies seeking to move offshore, shareholders are beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, the following factors are considered:

•	Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

•	The transparency (or lack thereof) of the new locale’s legal system;

•	Adoption of any shareholder-unfriendly corporate law provisions;

•	Actual, quantifiable tax benefits associated with foreign incorporation;

•	Potential for accounting manipulations and/or discrepancies;

•	Any pending U.S. legislation concerning offshore companies;

•	Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, generally support shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction. While a firm’s country of

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

incorporation will remain the primary basis for evaluating companies, Taft-Hartley Advisory Services will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

CORPORATE RESPONSIBILITY & ACCOUNTABILITY

Social, Environmental and Sustainability Issues

Taft-Hartley Advisory Services generally supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. We typically support proposals that ask for disclosure reporting of information that is not available outside the company that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues. A determination whether the request is relevant to the company’s core business and in-line with industry practice will be made on a CASE-BY-CASE basis. The proponent of the resolution must make the case that the benefits of additional disclosure outweigh the costs of producing the report.

In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

•	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

•	Percentage of sales, assets, and earnings affected;

•	Degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

•	Whether the issues presented should be dealt with through government or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	What its industry peers have done in response to the issue;

•	Whether the proposal itself is well framed and reasonable;

•	Whether implementation of the proposal would achieve the objectives sought in the proposal;

•	Whether the subject of the proposal is best left to the discretion of the board.

In general, Taft-Hartley Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations from top to bottom. In order to be able to intelligently monitor their investments, shareholders often need information that is best provided by the company in which they have invested on behalf of their end beneficiaries. Qualified requests satisfying the aforementioned criteria usually merit support.

Proposals requesting that the company cease certain actions that the proponent believes are harmful to society or some segment of society will be evaluated on a CASE-BY-CASE basis. Special attention will be made to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. A high standard will need to be met by proponents requesting specific action like divesture of a business line or operation, legal remuneration, or withdrawal from certain high-risk markets.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

I. GENERAL CSR RELATED

Special Policy Review and Shareholder Advisory Committees

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

•	Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

International Financial Related

The rise of globalization has put increasing importance on the need for U.S. companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, Taft-Hartley Advisory Services generally supports shareholder proposals which call for a report on the company’s core business policies and procedures of its operations outside the United States.

Many of the resolutions which address a company’s international policies can include: impact of Foreign Direct Investment (FDI) in emerging market economies; corporate safeguards against money laundering; terrorist financing; economic destabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing).

•	Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company’s short and long-term bottom-line.

Affirm Political Non-Partisanship

Employees should not be put in a position where professional standing and goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination or intimidation. Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes. Moreover, it is wise for a corporation to maintain a politically neutral stance as to avoid potentially embarrassing conflicts of interests that could negatively impact the company’s brand name with consumers.

•	Generally support proposals affirming political non-partisanship within the company.

Political Contributions Reporting & Disclosure

Changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the complexity of tracking how much money corporations contribute to the political process and where that money ultimately ends up. In January 2010, the U.S. Supreme Court’s decision in Citizens United vs. Federal Election Commission lifted restrictions on corporate spending in federal elections. A company’s involvement in the political process could impact shareholder value if such activities are not properly overseen and managed.

Shareholders have the right to know about corporate political activities, and management’s knowledge that such information can be made publicly available should encourage a company’s lawful and responsible use of political contributions.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Moreover, it is critical that shareholders understand the internal controls that are in place at a company to adequately manage political contributions. Given the significant reputational and financial risk involved in political giving, shareholders should expect management to have the necessary capabilities to monitor and track all monies distributed toward political groups and causes. These internal controls should be fully consistent with Section 404 requirements of the Sarbanes-Oxley Act of 2002.

While political contributions, lobbying and other corporate political activity can benefit the strategic interests of a company, it is important that accountability mechanisms are in place to ensure that monies disbursed in support of political objectives actually generate identifiable returns on shareholder wealth. Such mechanisms serve to insure against the use of shareholder funds in the furtherance of narrow management agendas.

When analyzing the proposals, special consideration will be made if the target company has been the subject of significant controversy stemming from its contributions or political activities, if the company fails to disclose a policy to shareholders that outlines the process by which the company considers its political contributions, or if the company has recently been involved in significant controversy or litigation related to the company’s political contributions or governmental affairs.

•	Support reporting of political and political action committee (PAC) contributions;

•	Support establishment of corporate political contributions guidelines and internal reporting provisions or controls;

•	Generally support shareholder proposals requesting companies to review and report on their political lobbying activities including efforts to influence governmental legislation;

•

Vote AGAINST shareholder proposals asking to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Military Sales

Shareholder proposals from church groups and other community organizations ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision-making.

•

Generally support reports on foreign military sales and economic conversion of facilities and where such reporting will not disclose sensitive information that could impact the company adversely or increase its legal exposure;

•	Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

Report on Operations in Sensitive Regions or Countries

Over the past decade, a number of public companies — especially within the extractive sector — have withdrawn from geopolitically sensitive regions as a result of being associated with political controversies involving their host countries (i.e. Myanmar, the Sudan, China, Iran, etc.). Oil and natural gas companies, in particular, continue be the largest investors in many countries involved in human rights abuse and terrorist activities. As such, these companies become targets of consumer boycotts, public relations backlash and even governmental intervention.

•	Generally support shareholder proposals to adopt labor standards in connection with involvement in a certain market and other potentially sensitive geopolitical regions;

•	Generally support shareholder proposals seeking a report on operations within a certain market and documentation of costs of continued involvement in a given country or region;

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

•

Generally support requests for establishment of a board committee to review and report on the reputational risks and legal compliance with U.S. sanctions as a result of the company’s continued operations in countries associated with terrorist sponsored activities;

•

Consider shareholder proposals to pull out of a certain market on a CASE-BY-CASE basis considering factors such as overall cost, FDI exposure, level of disclosure for investors, magnitude of controversy, and the current business focus of the company.

II. ENVIRONMENT & CLIMATE CHANGE

Shareholder proposals addressing environmental and energy concerns have been plentiful in recent years, and generally seek greater disclosure on an issue or seek to improve a company’s environmental practices in order to protect the world’s natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders say the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of all countries, citing the findings of the Intergovernmental Panel on Climate Change (IPCC), the world’s most authoritative scientific body on the subject. Shareholder proponents argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost.

Greenhouse Gas Emissions

Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the greenhouse gases produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. With notable exceptions, business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal.

Shareholder proposals asking a company to issue a report to shareholders — at reasonable cost and omitting proprietary information — on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.

Investment in Renewable Energy

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would even argue essential, long-term business strategy.

•

Generally support shareholder proposals seeking increased investment in renewable energy sources, taking into account whether the terms of the resolution are realistic or overly restrictive for management to pursue.

•	Generally vote FOR shareholder proposals calling for a company to commit to reducing its greenhouse gas emissions under a reasonable timeline.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Sustainability Reporting and Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Reporting and enhanced disclosure addressing sustainable development is important to companies namely because it offers a formal structure for decision making that helps management teams anticipate and address important global trends that can have serious consequences for business and society. Shareholders may request general sustainability reports on a specific location (i.e. drilling in ANWR) or operation (i.e. nuclear facility), often requesting that the company detail the environmental, social, legal and other risks and/or potential liabilities of the specific project in question.

A number of companies have begun to report on sustainability issues using established standards in the marketplace. Such reporting focuses on corporate compliance and measurement regarding key economic, environmental, and social performance indicators. Many best practice companies release annual sustainability reports in conjunction to regular annual statement of operations.

•	Generally support shareholder proposals seeking greater disclosure on the company’s environmental practices, and/or environmental risks and liabilities.

Operations in Protected or Sensitive Areas

Operating in regions protected or established under national or international categorization guidelines, including wildlife refuges, national forests, and International Union for Conservation of Nature and Natural Resources (IUCN) categorized areas expose companies to increased oversight and the potential for associated risk and controversy. While it is important for a company to have the flexibility to operate in these regions to take advantage of strategic placement or growth, additional disclosure could be an important mitigating factor when addressing increased risk and oversight. Restrictions to the company’s operations, damaging public opinion, and costly litigation resulting from failure to comply with the requirements associated with protected or categorized regions could have a significant impact on shareholder value.

•

Generally support shareholder requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges, unless the company does not currently have operations or plans to develop operations in these protected regions.

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

•	Vote FOR requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Recycling Policy

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

•	Generally vote FOR shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Endorsement of CERES Principles

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees. The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition, environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company’s financial well-being. Roughly thirty public companies have voluntarily adopted these principles.

Taft-Hartley Advisory Services supports proposals that improve a company’s public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

•	Vote FOR requests asking a company to formally adopt the CERES Principles;

•	Vote FOR adoption of reports to shareholders on environmental issues.

Land Use

Many large retail stores and real estate development firms have received criticism over their policies and processes for acquiring and developing land. Often, in such cases, there are organizations that support as well as those that oppose the proposed development.

Many of these requests brought forth by the respective stakeholders raise serious issues that can have a real impact on short-term shareholder value. However in some cases, additional reporting may be duplicative of existing disclosure or may fail to provide added benefit to shareholders commensurate with the associated cost or burden of providing additional information. Some of the companies targeted with this resolution have been subject to recent litigation and/or significant fines stemming from its land use practices or recent community boycotts.

•

Generally support shareholder resolutions that request better disclosure of detailed information on a company’s policies related to land use or development or compliance with local and national laws and zoning requirements.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

•	Vote FOR shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.

Kyoto Compliance

The Kyoto Protocol was officially ratified in November 2004 and requires the reduction of greenhouse gas emissions by signatory countries in an effort to lower the global emissions of six key greenhouse gasses and address concerns over climate change. While some Kyoto signatory markets have not yet released the details of their respective regulations for companies, it is clear that there will be some significant financial impact on corporate issuers, especially those that operate in industries profoundly impacted by greenhouse gas emission constraints or regulation. In order to comply with the anticipated standards, companies will have to consider options such as: capital improvement to their facilities to reduce emissions, the cost of “trading” carbon credits on an open market to offset emission overages, or the expense of fines or restrictions resulting from noncompliance.

•

Taft-Hartley Advisory Services generally supports resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets, unless: 1) The company does not maintain operations in Kyoto signatory markets; or 2) The company already evaluates and substantially discloses such information to shareholders; or, 3) Greenhouse gas emissions do not materially impact the company’s core businesses.

III. WORKPLACE PRACTICES & HUMAN RIGHTS

Equal Employment Opportunity

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company’s filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

•	Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination;

•

Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance;

•	Vote FOR non-discrimination in salary, wages, and all benefits.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

High-Performance Workplace

High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a “what is good for the worker is good for the company” philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

•	Generally support proposals that incorporate high-performance workplace standards.

Workplace Safety

In light of recent fatal accidents at oil refineries (Tesoro — Anacortes refinery, April 2010; and BP — Texas City refinery, March 2005), the 2010 BP Deepwater Horizon incident in the Gulf of Mexico, and the explosion at Massey Energy’s Upper Big Branch mine in 2010, shareholders have sought greater transparency and accountability regarding workplace safety by filing resolutions at a number of corporations.

•	Generally vote FOR shareholder proposals requesting requests for workplace safety reports, including reports on accident risk reduction efforts.

Non-Discrimination in Retirement Benefits

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions have undergone significant congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at several large blue-chip companies. While significant policy reform is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other pro-business lobbies have formed a coalition on Capitol Hill to preserve the essential features of the plans and to overturn an IRS ruling.

Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Shareholder resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

•	Support proposals calling for a non-discrimination policy with regard to retirement benefits and pension management at a company.

Fair Lending Reporting and Compliance

These resolutions call for financial institutions to comply with fair lending laws and statutes while avoiding predatory practices in their sub-prime lending. These predatory practices include: lending to borrowers with inadequate income, who will then default; not reporting on payment performances of borrowers to credit agencies; implying that credit life

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

insurance is necessary to obtain the loan (packing); unnecessarily high fees; refinancing with high additional fees rather than working out a loan that is in arrears (flipping); and high pre-payment fees.

•	Support proposals calling for full compliance with fair-lending laws;

•	Support reporting on overall lending policies and data.

MacBride Principles

These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.

•	Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

Contract Supplier Standards

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections.

We generally support proposals that:

•

Seek publication of a “Worker Code of Conduct” to be implemented by the company’s foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights;

•	Request a report summarizing the company’s current practices for enforcement of its Worker Code of Conduct;

•	Establishes independent monitoring mechanism in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct;

•	Create incentives to encourage suppliers to raise standards rather than terminate contracts;

•	Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees;

•	Request public disclosure of contract supplier reviews on a regular basis;

•

Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees’ wages and working conditions.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Corporate Conduct and Labor Code of Conduct

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities.

•

Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China);

•	Support the implementation and reporting on ILO codes of conduct;

•	Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

IV CONSUMER HEALTH & PUBLIC SAFETY

Phase-out or Label Products Containing Genetically Engineered Ingredients

Shareholder activists request companies engaged in the development of genetically modified agricultural products (GMOs) to adopt a policy of not marketing or distributing such products until long term safety testing demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant, prepared foods and packaging industries are being asked to remove genetically altered ingredients from products they manufacture, distribute or sell, and label such products in the interim. Shareholders are asking supermarket companies to do the same for their own private label brands.

•	Vote FOR shareholder proposals to label products that contain genetically engineered products;

•	Generally vote AGAINST proposals calling for a full phase out of product lines containing GMO ingredients.

Tobacco-Related Proposals

Shareholders file resolutions annually asking that companies with ties to the tobacco industry account for their marketing and distribution strategies, particularly as they impact smoking by young people. While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry one of their most prominent targets. Examples of tobacco proposals include: attempting to link executive compensation with teen smoking rates; the placement of company tobacco products in retail outlets; the impact of second hand smoke; and a review of advertising campaigns and their impact on children and minority groups.

•	Vote FOR shareholder proposals seeking to limit the sale of tobacco products to minors;

•	Generally vote AGAINST proposals calling for a full phase out of tobacco related product lines.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Toxic Emissions

Shareholder proposals asking companies to take steps to minimize their emissions of toxic chemicals or release of toxic wastes into the environment can vary greatly. Some focus on reporting on the impact of these chemicals on the communities in which the company operates. Still others ask for a review of the company’s efforts to minimize pollution.

•	Vote FOR shareholder proposals calling on the company to establish a plan to reduce toxic emissions.

Toxic Chemicals

The use of toxic chemicals in cosmetics, consumables, and household products has become a growing issue of concern for shareholders as international regulations on this topic continue to expand, providing increased scrutiny over potentially toxic materials or compounds used or emitted in the conduct of operations or as an ingredient in consumer goods. Shareholders must recognize the impact that changing regulation and consumer expectations could have on shareholder value and should encourage companies to disclose their policies regarding the use or emission of toxic chemicals. Specific considerations should be made for a company’s geographic markets and the appearance of historical difficulties with controversy, fines, or litigation, requests for disclosure on the potential financial and legal risk associated with toxic chemicals.

•	Generally support resolutions requesting that a company disclose its policies related to toxic chemicals;

•	Generally support shareholder resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

•

Consider shareholder proposals requesting companies to substitute or replace existing products on a CASE-BY-CASE basis, with consideration for applicable regulations and standards in the markets in which the company participates.

Nuclear Safety

These resolutions are filed at companies that manage nuclear power facilities or produce components for nuclear reactors to request disclosure on the risks to the company associated with these operations, including physical security and the potential for environmental damage. Current reporting requirements for companies that operate nuclear facilities are managed by the Nuclear Regulatory Commission (NRC) and include detailed reports on safety and security that are available to the public.

•	Generally support shareholder resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods.

Concentrated Area Feeding Operations (CAFOs)

The level of pollution resulting from CAFOs has drawn increased attention in recent years as certain legal decisions have established the precedent that a company can be held liable for the actions of the contract farms it sources from. Fines and remediation expenses stemming from these cases have been significant and could have a notable impact on the companies’ operations and shareholder value.

•

Generally support resolutions requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations (CAFOs) unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring or if the company does not directly source from CAFOs.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Pharmaceutical Product Reimportation

One of the most visible aspects of the legal and political debate over rising health care costs in the United States can be seen through prescription drug reimportation through Canada. While U.S. and Canadian regulations limit reimportation, several states have taken steps to encourage employees to actively seek less expensive medications through reimportation.

Shareholder action at major pharmaceutical companies has requested increased disclosure of the financial and legal risks associated with company policies, or called on companies to change distribution limits to increase product availability in Canada, thereby encouraging product reimportation to the United States. The level of public concern over this issue and associated impact that a poorly developed policy could have on the companies suggest that additional disclosure of company policies related to reimportation could be beneficial to shareholders and generally merits support.

•

Generally support shareholder proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation, unless such information is already publicly disclosed;

•	Generally support shareholder proposals requesting that companies adopt specific policies to encourage or not constrain prescription drug reimportation.

Pharmaceutical Product Pricing

Pharmaceutical drug pricing, both within the United States and internationally, has raised many questions of the companies that are responsible for creating and marketing these treatments. Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs.

The high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for about one-third of all prescription drug sales, but they often live on fixed incomes and are underinsured. Today about 20 million elderly people have little or no drug coverage in the U.S. In addition, the uninsured and underinsured pay substantially more for drugs than manufacturers favored customers such as HMOs and Federal agencies.

Proponents note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage.

Against the backdrop of the AIDS crisis in Africa, many shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as TB and Malaria throughout the developing world. When analyzing such resolutions, consideration should be made of the strategic implications of pricing policies in the market.

•	Proposals asking a company to implement price restraints on its pharmaceutical products will be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

•	Whether the proposal focuses on a specific drug and region;

•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness;

•	The extent that reduced prices can be offset through the company’s marketing expenditures without significantly impacting R&D spending;

•	Whether the company already limits price increases of its products;

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries;

•	The extent to which peer companies implement price restraints.

•	Generally support proposals requesting that companies implement specific price restraints for its pharmaceutical products in developing markets or targeting certain population groups;

•

Generally support proposals requesting that the company evaluate their global product pricing strategy, considering the existing level of disclosure on pricing policies, any deviation from established industry pricing norms, and the company’s existing philanthropic initiatives;

•	Vote FOR shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs to citizens in the developing world.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers. The Information may not be reproduced or redisseminated in whole or in part without prior written permission of ISS.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	2012 Taft-Hartley U.S. Proxy Voting Guidelines

SSgAEQUITYSAI

Filed pursuant to Rule 485(b)

File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSgA EMERGING MARKETS FUND

SSgA EMERGING MARKETS FUND – SELECT CLASS

SSgA INTERNATIONAL STOCK SELECTION FUND

DECEMBER 14, 2012

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ Prospectus. This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com. Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Master Trust Agreement”).

The SSgA Funds is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Other than SSgA Tuckerman Active REIT Fund, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.

SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”) serves as the investment manager of each Fund.

DESCRIPTION OF INVESTMENTS AND RISKS

INVESTMENT STRATEGIES

(a) Investment Strategies Common to the Funds. To the extent consistent with each Fund’s investment objective and restrictions, each Fund covered by this Statement may invest in the following instruments and utilize the following investment techniques (unless otherwise noted):

Foreign Currency. The Funds have authority to deal in forward foreign currency exchange contracts (including those involving the U.S. dollar) as a hedge against possible variations in the exchange rate between various currencies. The SSgA Emerging Markets Fund may also deal in forward foreign currency exchange contracts (including those involving the U.S. dollar) in order to seek to generate returns consistent with the Fund’s investment objective and strategies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A Fund’s dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The SSgA Emerging Markets Fund may speculate in foreign security or currency options or futures or related options. The SSgA International Stock Selection Fund will not speculate in foreign security or currency options or futures or related options.

The SSgA International Stock Selection Fund may not hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The SSgA International Stock Selection Fund will not enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts. The SSgA International Stock Selection Fund will not enter into a forward contract with a term of more than 36 months.

Foreign Currency Risk. A Fund that invests in foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A Fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a Fund’s investments in securities of issuers of that country. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). ADRs and GDRs may be purchased by a Fund under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs and GDRs, in registered form, are designed for use in the U.S. securities markets. ADRs and GDRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs and GDRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs and GDRs rather than directly in a foreign issuer’s stock, a Fund can minimize currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the U.S. for many ADRs and GDRs. The information available for ADRs and GDRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar denominated deposits in foreign banks or foreign branches of U.S. banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Repurchase Agreements. A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into only for temporary or emergency purposes. A Fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount equal in value to the repurchase price including any accrued interest will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or other assets will be segregated so that the market value of the segregated assets will equal the amount of such Fund’s obligations while a reverse repurchase agreement is in effect.

Forward Commitments. A forward commitment is a contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Fund engages in a forward commitment, it relies on the other counterparty to deliver the security. If the other party defaults, a Fund might suffer a loss or miss an opportunity to obtain the security at an advantageous price. When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations.

When-Issued Transactions or Delayed Delivery Transactions. New issues of securities are often offered on a when-issued basis or delayed delivery basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued or delayed-delivery securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.

Securities purchased on a when-issued or delayed delivery basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” or “delayed delivery” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value. When a Fund engages in a when-issued or delayed delivery transaction, it relies on the other counterparty to deliver the security. If the other party defaults, a Fund might suffer a loss or miss an opportunity to obtain the security at an advantageous price.

When payment for when-issued or delayed delivery securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations.

Special Situations and Illiquid Securities. Carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, “special situations”) could enhance the Fund’s capital appreciation potential. These investments are generally illiquid. The Fund currently does not intend to invest more than 5% of net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the Fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the Fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

U.S. Government Obligations. The types of U.S. Government obligations in which each Fund may at times invest include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export—Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each Fund may purchase U.S. Government obligations on a forward commitment basis.

Since September 2008, Fannie Mae and Freddie Mac (together, the “GSEs”) have been placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). The U.S. Treasury, FHFA and the Federal Reserve have taken the steps to support the conservatorship. No assurance can be given that those initiatives with respect to the debt and mortgage-related securities issued by the GSEs and acquired by any of the funds will be successful.

On August 5, 2011, Standard & Poor’s Ratings Services lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of Fannie Mae and Freddie Mac to AA+ with a negative outlook. The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact the Funds.

Total Rate of Return Swaps. The Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return. The Advisor will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines.

Participation Certificates. The Funds may purchase participation certificates, also known as participation notes. Participation certificates are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. Participation certificates offer a return linked to a particular underlying equity, debt, index or currency; however, the performance results of participation certificates will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction costs and other expenses. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. Participation certificates are subject to counterparty risk, which is the risk that the broker- dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation certificates constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation certificate against the issuer of the underlying security. The holder of a participation certificate generally will be entitled to receive from the issuing bank or broker-dealer any dividends paid in connection with the underlying security; however, the holder of the participation certificate does not have voting rights, as the holder would if it owned the underlying security directly.

Participation certificates may be traded over-the-counter or may be listed on an exchange. Participation certificates that are not listed on an exchange may be illiquid and therefore subject to the Fund’s percentage limitation for investments in illiquid securities. Due to liquidity and transfer restrictions, the secondary markets on which unlisted participation certificates are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. Consequently, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Interfund Lending. In accordance with an SEC Order, the Funds may participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds may borrow money from SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Purchase of Other Investment Company Funds. A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, pursuant to an SEC Order, the amount of securities of underlying mutual funds that a Fund may hold may exceed the limitations in the 1940 Act, provided that certain conditions are met. The conditions are intended to address certain abuses perceived to be associated with a “fund -of -funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund -of -funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Equity Swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines. Swap agreements bear the risk that a Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the portfolio in assets generating cash flows complimentary to the returns it is required to pay.

To gain additional market exposure, SSgA Emerging Markets Fund may also invest in equity linked notes. These are instruments whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. Equity linked notes entail illiquidity and default risk. Due to default risk, the manager uses similar analysis to the equity swap procedure in selecting appropriate counterparties.

Debt Securities. A Fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of a Fund’s assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as “junk bonds.” Please see “Description of Securities Ratings.”

Warrants. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. No Fund will invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

IPOs. The Funds may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). IPOs may not be available to the Funds at all times, and the Funds may not always invest in IPOs offered to them. Investments in IPOs may have a substantial beneficial effect on the Funds’ investment performance. The Funds’ investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Funds make more-limited, or no, investments in IPOs. The Funds may lose money on an investment in securities offered in an IPO. There can be no assurance that the Funds will have the opportunity to invest in IPOs that are made available to other clients of SSgA.

(b) Investment Strategies Specific to one, but not both, Funds: A Fund may invest in the following instruments and utilize the following investment techniques:

Applicable to SSgA Emerging Markets Fund only:

Convertible Securities. The Fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Interest Rate Transactions. The Fund may enter into interest rate swaps, on either an asset-based or liability-based basis. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. When the Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date, however, the Fund may enter into these transactions to seek to generate returns. The Advisor believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligation over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, equity or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds’ Custodian. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund’s obligation, if any, with respect to such interest rate swaps, accrued on a daily basis. The Fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risk different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will diminish compared to what it would have been if this investment technique was not used.

The Fund may enter into interest rate swaps to hedge its portfolio or to seek to generate investment returns. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amounts of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between their right to receive interest on their portfolio securities and their right and obligation to receive and pay interest pursuant to interest rate swaps.

Applicable to SSgA International Stock Selection Fund only:

Section 4(2) Commercial Paper. The Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with a Fund’s investment restriction relating to investments in illiquid securities.

Equity Securities. The Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The Fund’s equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value.

The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the Fund’s total assets by issuer.

(c) Description of Benchmark Indices. The following are descriptions of indices against which certain Funds measure their performance, or from which a Fund chooses securities for investment.

SSgA Emerging Markets Fund measures its performance against the MSCI® Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of August 31, 2012, the MSCI Emerging Markets Index consisted of the following emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

SSgA International Stock Selection Fund measures its performance against the MSCI® EAFE® Index. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. These are the countries listed in the MSCI EAFE Index as of the date of this Statement of Additional Information. Countries may be added to or deleted from the list.

DERIVATIVES, HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The Funds described in this Statement may use derivative instruments, among other things, to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of swaps, options, futures transactions, and options on futures. The SSgA Emerging Markets Fund may also use derivative instruments to seek to generate investment returns. The Funds have authority to write (sell) covered call and put options on portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures and may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. The SSgA International Stock Selection Fund will only engage in options and futures transactions for hedging purposes, and thus the Advisor believes that such strategies will not subject that Fund to the risks frequently associated with the speculative use of options and futures transactions. The Funds may also choose to use futures to generate exposure to securities or markets more efficiently than through direct investment in a security or group of securities. Although the use of hedging strategies by a Fund is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value will nevertheless fluctuate. There can be no assurance that the use of derivatives or hedging transactions will be effective.

Writing Covered Call Options. The Funds are authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Writing Covered Put Options. The Funds are authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options.

When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Funds may write put options as an alternative to purchasing actual securities. If security prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The Funds are authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Funds’ risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options. The Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). A Fund will purchase call options only in connection with “closing purchase transactions.” The Funds will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Interest Rate and Financial Futures Options. The Funds may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Funds at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Restrictions on OTC Options. The SSgA Funds described in this Statement may engage in OTC options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which the Advisor believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by a Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by a Fund; (3) margin deposits on a Fund’s existing OTC options on futures contracts; and (4) the market value of all other assets of a Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of its net assets, taken at market value. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and a Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Risk Factors in Options, Futures and Forward Transactions. The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the reference asset. If the price of the options or futures moves more or less than the price of reference asset, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the reference asset. The successful use of options and futures also depends on the Advisor’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, a Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the reference asset if the volatility of the reference asset is historically greater than the volatility of the stock index options or futures contracts. Conversely, a Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the reference asset is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Funds described in this Statement may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the Funds’ records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in an option, a futures contract or related option. To the extent that the Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Certain Regulatory Aspects of Use of Futures and Options on Futures. The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Asset Coverage for Swaps, Futures and Options Positions. The SSgA International Stock Selection Fund will not use leverage in its swaps, options and futures strategies. Such investments of the SSgA International Stock Selection Fund will be made for hedging purposes only. A Fund will not enter into a swap, option or futures position that exposes it to an obligation to another party unless it owns either: (1) an offsetting position in securities or other swaps, options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Funds will comply with guidelines established by the SEC with respect to coverage of swaps, options and futures strategies by mutual funds, and if the guidelines so require will segregate liquid assets an amount sufficient to cover their obligations with respect to any swap, futures or options position amount prescribed. Securities segregated for this purpose cannot be sold while the swap, futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meeting redemption requests or other current obligations.

INVESTMENT RISKS RELATED TO FOREIGN INVESTMENTS

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the U.S. and in other developed countries. These risks include: (1) The volatile social, political and economic conditions that can cause investments in emerging or developing markets to have exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the Fund’s securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict a Fund’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The Funds endeavor to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund’s investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

SELECTIVE DISCLOSURE OF THE SSgA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)	The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b)	The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities (e.g., the Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and Advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)	The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)	The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)	The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Board of Trustees, the Funds’ Administrator or the Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisors Act of 1940, as amended. It is the policy of the Funds’ Administrator and the Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The Funds described in this Statement are subject to certain investment restrictions, which are considered either fundamental or nonfundamental. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. Except as specifically noted below:

1.	A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, their agencies and instrumentalities; and, also with respect to SSgA Emerging Markets Fund only, emerging market governments, their agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. (Fundamental restriction with respect to each Fund.)

2.	A Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds exceed 5% of its total assets. (Fundamental restriction with respect to each Fund.)

3.	A Fund will not pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above. (Fundamental restriction with respect to each Fund.)

4.	A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Fundamental restriction with respect to each Fund.)

5.	A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into “repurchase agreements” or “reverse repurchase agreements.” A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by “marking to market” daily. (Fundamental restriction with respect to each Fund.)

6.	A Fund will not purchase or sell commodities or commodity futures contracts or option on a futures contract except that the Fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, no more than 10% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts. (Fundamental restriction with respect to each Fund.)

7.	A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information. (Fundamental restriction with respect to each Fund.)

8.	A Fund will not except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities. (Fundamental restriction with respect to SSgA Emerging Markets Fund and SSgA International Stock Selection Fund.)

9.	A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions. (Fundamental restriction with respect to each Fund.)

10.	A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the Fund’s Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Fund’s total assets. (Fundamental restriction with respect to SSgA Emerging Markets Fund and SSgA International Stock Selection Fund.)

11.	A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options. (Fundamental restriction with respect to SSgA Emerging Markets Fund and SSgA International Stock Selection Fund.)

12.	A Fund will not purchase from or sell portfolio securities to its officers or directors or other “interested persons” (as defined in the 1940 Act) of the Fund, including their investment Advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder. (Nonfundamental restriction with respect to SSgA Emerging Markets Fund and SSgA International Stock Selection Fund.)

13.	A Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration. (Nonfundamental restriction with respect to each Fund.)

14.	A Fund will not make investments for the purpose of gaining control of an issuer’s management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats U.S. domestic banks and foreign branches of U.S. banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The Funds described in this Statement currently do not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITIONS

From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at the Fund’s affiliated custodian. The Advisor has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, a Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits. The Advisor’s sell discipline for each Fund’s investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Each of the Funds described in this Statement invests in securities domiciled in foreign countries, which may impose restrictions on repatriation of capital and/or dividends which would lengthen the Advisor’s assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

SSgA Emerging Markets Fund trades more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy is expected to result in higher portfolio turnover for the Fund. However, the Fund does not give significant weight to attempting to realize long-term, rather than short-term, capital gains when making portfolio management decisions.

SSgA Emerging Markets Fund’s portfolio turnover rate may also be affected by participation in initial public offerings (IPOs). The Fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the Fund’s portfolio and an increase in the Fund’s portfolio turnover rate.

Portfolio Turnover Rate. The following table shows each Fund’s portfolio turnover rate during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Emerging Markets Fund	74%	50%	63%
SSgA International Stock Selection Fund	90%	77%	83%

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, day-to-day management required by SSgA Funds (see the section called “Investment Advisory and Other Services”). The Board has engaged the Advisor to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Advisor and other service providers in the operation of the SSgA Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Master Trust Agreement.

The Trustees hold office for the life of SSgA Funds subject to any retirement policy adopted by the Independent Trustees. The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a resignation is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for such consideration by the other Independent Trustees. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Trustees who are not “interested persons” of SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of SSgA Funds’ operations. For the fiscal year ended August 31, 2012, the Board of Trustees held 10 meetings (including two meetings of solely the Independent Trustees).

The Board of Trustees has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the SSgA Funds complex, including factors such as the number of series or portfolios that comprise the Trust and the SSgA Funds complex, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board of Trustees considered that the Board is composed of four Independent Trustees, and that only an Independent Trustee may serve as the Chairman of the Board. In addition, to further align the Independent Trustees’ interests with those of Fund shareholders, the Board of Trustees has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment of at least equal to one year of his or her base retainer in the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the SSgA Funds.

The Chairman presides at all meetings of the Board of Trustees and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board of Trustees from time to time. The Independent Trustees believe that the Chairman’s independence is consistent with, and appropriate in light of, the performance of his duties and the fulfillment of his obligations with respect to the Trust and the shareholders of the Funds. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Trustees has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisor.

The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Advisor, the Administrator, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Trust’s investment management, distribution and business affairs. Each of the Advisor, the Administrator, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its regular oversight of the Funds and Trust, the Board of Trustees, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Advisor, the Administrator, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. Each of the Advisor and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models. The Board of Trustees, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board of

Trustees has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. Material changes to the compliance program are reviewed by and approved by the Board of Trustees. In addition, as part of the Board’s periodic review of the Funds’ advisory, administrative, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Advisor and the Distributor, the Board of Trustees also reviews business continuity and disaster recovery plans. With respect to valuation, the Board of Trustees approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The Advisor is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board of Trustees regarding these and related matters. In addition, the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Advisor and the independent registered public accounting firm assist the Board of Trustees in performing its oversight function of valuation activities and related risks.

The Board of Trustees recognizes that not all risks that may affect the Trust or a Fund may be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board of Trustees with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board of Trustees. The Board of Trustees has implemented a Committee structure that allows the Board to allocate areas of responsibility among Committees of Independent Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the SSgA Funds by the Board. The purpose and function of the Committees is described below; and each Committee is comprised of all of the Independent Trustees other than the Chairman:

•

The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) consider and, if appropriate, pre-approve Fund audit services and associated fees; (ix) consider and, if appropriate, pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee meets regularly and for the fiscal year ended August 31, 2012, it held five meetings.

•

The Valuation Committee’s primary purpose is to make fair value determinations when appropriate under the SSgA Funds’ Securities Valuation Procedures and to review the actions and recommendations of the Oversight Committee no less often than quarterly. SSgA Funds has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. For the fiscal year ended August 31, 2012, the Valuation Committee held no meetings.

•

The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board Committees and review the responsibilities of each Committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Governance Committee performs an annual self-evaluation of Board members. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Nominating Sub-Committee reviews the mix of skills and other relevant experiences of the Trustees. The Nominating Sub-Committee will not consider nominees recommended by securities holders. The Governance Committee meets regularly and for the fiscal year ended August 31, 2012, it held two meetings.

•

The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from SSgA Funds’ Chief Compliance Officer; to oversee generally SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by SSgA Funds, its officers or the Trustees. The QLCC meets regularly and during the fiscal year ended August 31, 2012, it held four meetings.

The Trustees have varied experiences, attributes and skills that are utilized in overseeing the activities of the SSgA Funds, reviewing contractual arrangements with companies that provide services to the Funds, and reviewing Fund performance. Among the attributes or skills common to all Trustees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The following lists SSgA Funds’ Trustees, their mailing addresses and ages, present and principal occupations, other directorships held in companies with publicly traded securities and registered investment companies, held during the past five years, and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee. The following also includes, for any Trustee that is an interested person of the Trust, any position held by such Trustee with an affiliated person or principal underwriter of SSgA Funds and length of time served.

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(1)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 71	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC	• April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner; • Member, Financial Planners Association; • Director, SPCA of Bucks County, PA; and • Director, The Ann Silverman Community Clinic of Doylestown, PA.	14	None.

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(1)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 65	• Trustee since 1988 • Independent Chairman of the Board since January 2009 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC	• 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); • 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); • January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	14	SPDR Europe 1 Plc Board (2011-Present)
Independent Trustee Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 68	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Chairman, QLCC

•    March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);

•    1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);

•    1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation);

•    September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care);

•    1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and

•    2003 to 2009, Trustee, Gettysburg College.

			14	None.

Independent Trustee Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 70	• Trustee since 1991 • Member, Audit Committee • Chairman, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); • Until December 2008, Independent Director, SSgA Cash Management Fund plc; • Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and • Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	14	None.

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

Principal Officer Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected by Trustees	Principal Occupation(s) During Past Five Years
Ellen M. Needham State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 46	• President and Principal Executive Officer since October 2012

•    June 2012 to Present , President SSgA Funds Management, Inc. (investment advisor), Senior Managing Director SSgA;

•    March 2012 to June 2012, Chief Operating Officer and Senior Managing Director, SSgA Funds Management, Inc. (investment advisor); and

•    March 2011 to Present, Senior Managing Director (July 2007 to March 2011, Managing Director; June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Ann M. Carpenter State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 47	• Vice President since October 2012

•    March 2008 to Present, Vice President SSgA Funds Management, Inc. (investment advisor) and State Street Global Advisors; and

•    November 2005 to April 2008, Principal, SSgA Funds Management, Inc. and State Street Global Advisors.

Jacqueline Angell State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 39	• Chief Compliance Officer since April 2011

•    July 2008 to Present, Vice President, SSgA Funds Management, Inc. (investment advisor);

•    July 2008 to Present, Vice President, State Street Global Advisors; and

•    April 2006 to June 2008, Director, Investment Advisor Oversight, Fidelity Investments.

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 47	• Treasurer and Principal Accounting Officer, effective January 1, 2013	• Vice President of State Street Bank and Trust Company (prior to July 2, 2007, Investors Financial Corporation) (since 2002).

Ryan M. Louvar State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 40	• Secretary, effective January 1, 2013	• Vice President and Senior Managing Counsel, State Street Bank and Trust Company (2005-present).

Through December 31, 2012, the following persons hold principal offices of the Funds and are compensated by Russell Fund Services Company or its affiliates:

Mark E. Swanson 1301 Second Avenue, 18th Floor Seattle, WA 98101 Age: 50	• Treasurer and Principal Accounting Officer (November 2000 through December 2012)

•    October 2011 to Present, Head of North America Operations (2009 to October 2011, Global Head of Fund Operations), Russell Investments;

•    Director—Fund Administration, Russell Investment Management Company, Russell Fund Services Company, Russell Trust Company; and Russell Financial Services Company; and

•    Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds.

Mary Beth Rhoden 1301 Second Avenue, 18th Floor Seattle, WA 98101 Age: 44	• Secretary and Chief Legal Officer (January 2012 through December 2012)

•    2010 to Present, Secretary and Chief Legal Officer, Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”) (registered investment companies) (1999 to 2010, Assistant Secretary);

•    2010 to Present, Secretary and Chief Legal Officer, Russell Exchange Traded Funds Trust;

•    2010 to Present, Associate General Counsel, Frank Russell Company (investment advisor) (prior to 2010, Associate Counsel); and

•    Secretary, Russell Investment Management Company (investment advisor), Russell Fund Services Company (transfer agent) and Russell Financial Services, Inc. (broker-dealer).

TRUSTEE COMPENSATION

Independent Trustees are compensated on a calendar year basis. The compensation schedule in effect starting January 1, 2013 is an annual base retainer fee of $100,000 and annual retainers for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); and $4,000 (QLCC). The SSgA Funds’ Chairman receives an additional annual retainer of $40,000. The Committee Chairmen each receive an annual retainer fee as follows: $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, QLCC, and Valuation Committee). The Independent Trustees are paid a fee for each meeting attended of $6,000 (regular Board of Trustees meetings and meetings of the Independent Trustees); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (special QLCC meetings), and $2,500 (special telephonic meetings). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2012, none of the Independent Trustees participated in the optional deferred compensation program. The SSgA Funds’ officers are compensated by the Funds’ Advisor and its affiliates.

Trustee Compensation Table For The Fiscal Year Ended August 31, 2012
	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Independent Trustees
Lynn L. Anderson*	$148,813	$0	$0	$148,813
William L. Marshall	$188,035	$0	$0	$188,035
Steven J. Mastrovich**	$17,959	$0	$0	$17,959
Patrick J. Riley, Chairman of the Board	$210,372	$0	$0	$210,372
Richard D. Shirk	$180,510	$0	$0	$180,510
Bruce D. Taber	$181,225	$0	$0	$181,225

*	Ceased to be a Trustee effective August 26, 2012.
**	Ceased to be a Trustee effective October 3, 2011.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2011

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
William L. Marshall	Disciplined Equity Fund	$10,001-$50,000	Over $100,000

	Emerging Markets Fund	$10,001-$50,000

	Directional Core Equity Fund	$10,001-$50,000

Patrick J. Riley	International Stock Selection Fund	$50,001-$100,000	Over $100,000

	Emerging Markets Fund	Over $100,000

	Dynamic Small Cap Fund	Over $100,000

	Disciplined Equity Fund	Over $100,000

	Directional Core Equity Fund	$10,001-$50,000

	Tuckerman Active REIT	$10,001-$50,000

	S&P 500 Index Fund	Over $100,000

	Money Market Fund	$1-$10,000

Richard D. Shirk	Dynamic Small Cap Fund	$10,001-$50,000	Over $100,000

	Emerging Markets Fund	$50,001-$100,000

	Tax Free Money Market Fund	$10,001-$50,000

Bruce D. Taber	S&P 500 Index Fund	$10,001-$50,000	$50,001-$100,000

	International Stock Selection Fund	$10,001-$50,000

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 20, 2012, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 20, 2012, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

SSgA Emerging Markets Fund

•	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226—8.94%

•	Airview & Co, P.O. Box 5166, Boston, MA 02206-5166—7.94%

•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—20.64%

•	National Financial Services Corporation for the exclusive benefit of our customers, Attn: Mutual Funds 5th floor, 200 Liberty St, 1 World Financial Center, New York, NY 10281—32.44%

•	Pershing LLC, 1 Pershing PLZ, Jersey City, NJ 07399-0001—5.59%

•

Genworth Financial Trust Company, for the benefit of Genoworth Financial Wealth Mgt and Mutual Clients and for the benefit of other custodial clients, 3200 N Central Ave, Fl 6, Phoenix, AZ 85012-2403—5.02%

SSgA Emerging Markets Fund Select Class

•	Wells Fargo Bank, NA FBO Reynolds K B Char Trust Main, PO Box 1533, Minneapolis, MN 55480-1533 – 6.41%

•	MAC & Co, A/C MBBF0000282, P.O. Box 3198, Pittsburgh, PA 15230-3198—9.86%

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281—31.24%

SSgA International Stock Selection Fund

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281—26.56%

•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—45.71%

•	Jim Morgan and Associates Inc. Attn: Dave Webber, 500 Jim Morgan Blvd, Deerfield Bch, FL 33442-1723 – 5.53%

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Amended and Restated Advisory Agreement dated April 11, 2012 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance. The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment. Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approval of the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

The management fee is the same for each class of shares with respect to Funds with multiple classes.

Advisory Expenses. The following table shows the expenses each Fund accrued to the Advisor during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Emerging Markets Fund	$14,957,871	$18,785,506	$18,989,913
SSgA International Stock Selection Fund	$4,313,530	$7,168,617	$9,570,214

The Advisor has contractually agreed to waive the advisory fee or reimburse all expenses in excess of a certain percentage of average daily net assets on an annual basis for certain Funds. The contractual waivers and reimbursements are in effect through December 31, 2013 and are considered from year to year on a calendar basis. The applicable waivers and reimbursements are shown in the table below for the fiscal years ended August 31:

Fund	Contractual Fee Waiver/Reimbursement (% of average daily net assets on an annual basis)	2012	2011	2010
SSgA Emerging Markets Fund	Reimbursement of all expenses in excess of 1.25%	$609,936	$368,854	$0

SSgA International Stock Selection Fund	Waiver of up to the full amount of the advisory fee to the extent that expenses exceed 1.00% for the Institutional class	$1,207,342	$1,760,246	$2,146,673

The SSgA Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in SSgA Prime Money Market Fund, a series of the SSgA Funds not presented in this Statement (the “Central Fund”). Shares of the Central Fund sold to and redeemed from any participating Fund will not be subject to a redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each participating Fund in an amount that offsets the amount of such distribution or service fee incurred by the participating Fund.

Effective September 1, 2006, the Advisor has voluntarily agreed to waive a portion of the Funds’ advisory fees equal to the advisory fee paid by the Fund to the Central Fund. For the following SSgA Funds, the waiver amounted to the following for the fiscal year ended August 31:

Fund	2012	2011	2010
SSgA Emerging Markets Fund	$14,568	$5,932	$98,658
SSgA International Stock Selection Fund	$1,191	$1,074	$2,371

Other Accounts Managed. All employees of SSgA FM, including those portfolio managers that have responsibilities for registered funds, are also employees of SSgA. As an employee of SSgA, a portfolio manager may manage other types of funds and accounts, such as bank commingled funds or separate accounts, including actively managed accounts that are considered “hedge” funds or market neutral funds or funds that engage in short sales. Conflicts of interest may potentially arise in SSgA FM’s side-by-side management of multiple accounts. It is the policy of SSgA and SSgA FM to seek to treat all client accounts fairly and equitably.

As discussed in more detail below, examples of circumstances that may give rise to such potential conflicts of interest or the appearance of conflicts of interest include, but are not limited to:

•	Managing a portfolio that pays a performance fee alongside a portfolio that does not pay a performance fee;

•	Managing a registered mutual fund alongside a bank-maintained fund (e.g. a CTF or CIF);

•	Managing a separate account alongside a commingled fund;

•	The use of “conflicting trades,” i.e., selling short for one client portfolio a security held active long for another client portfolio; and

•	The execution of transactions shortly before or after related transactions in a different account.

As discussed above, a potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee.

The Advisor has established processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. These policies permit portfolio managers to aggregate their clients’ trades where appropriate and require that aggregated client trades generally be allocated on a pro-rata basis where clients receive the average price and commission when more than one trade is executed, or more than one broker is used to execute the transactions.

The Advisor manages each Fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets has been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of August 31, 2012
Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles*		Assets Under Management (in billions)		Number of Other Types of Accounts		Assets Under Management (in billions)		Asset Total (in billions)
SSgA Emerging Markets Fund
Chris Laine	2	0.46	10	*	$3.15	*	4		$1.09		$4.70
Jean-Christophe De Beaulieu	2	0.46	10	*	$3.15	*	4		$1.09		$4.70
* Includes 4 accounts with performance based fees of $1.59 billion.

SSgA International Stock Selection Fund
Stuart Hall, Didier Rosenfeld	0	$0.00	33	*	$3.34	*	17	**	$1.16	**	$4.50
* Includes 22 accounts with performance based fees of $1.90 billion. ** Includes 4 accounts with performance based fees of $0.25 billion.

Ownership of Securities. As of August 31, 2012, the portfolio managers do not beneficially own any shares of any Fund described in this statement.

Compensation. The compensation of the Advisor’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA Funds Management, Inc. is a part of State Street Corporation and, therefore, works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations.

ADMINISTRATOR

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”). RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). The Administrator’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

RFSC is an affiliate of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including: (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will: (1) supervise all aspects of the Funds’ operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the SEC; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

Effective January 1, 2013, the Board of Trustees of the Trust has approved State Street Bank and Trust Company (“State Street) to serve as the SSgA Funds’ administrator. It is anticipated that State Street will provide substantially similar services as RFSC. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company, and is affiliated with the Advisor. State Street’s mailing address is 4 Copley Place, 5th Floor; Boston, MA 02116.

Administration Expenses. The following table shows the expenses each Fund accrued to Russell Fund Services Company as the administrator during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Emerging Markets Fund	$1,157,946	$1,396,405	$1,393,162
SSgA International Stock Selection Fund	$336,541	$532,968	$702,009

CUSTODIAN

State Street serves as the SSgA Funds’ Custodian. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

•

Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end gross assets of the complex: First $30 billion—0.75 basis point (b.p.); over $30 billion—0.50 b.p. (domestic accounting); First $10 billion—1.50 b.p.; over $10 billion—1.00 b.p. (international accounting);

•

Custody. For domestic custody, a fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other SSgA money market funds): First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p.

In addition, the Custodian receives various transaction fees, class-specific fees, system access fees, loan servicing fees and other special service fees, along with out-of-pocket expenses.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs); and omnibus transparency Full services fees of $.45 per underlying sub-position on an Intermediary’s system for an omnibus account (an “accountlet”) from 0-500,000; $.45 for 500,001 to 2,000,000 (waived), and $.10 for 2,000,0001 and greater; investigation fees of $3,000 to $5,000 per month depending on the number of accountlets. BFDS is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 30 Dan Road, Canton, MA 02021.

DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to an Amended and Restated Distribution Agreement dated April 11, 2012 (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Fund	2012	2012	2010
SSgA Emerging Markets Fund	$2,979,105	$2,938,800	$2,533,220
SSgA Emerging Markets Fund – Select Class	$0	$0	$0
SSgA International Stock Selection Fund	$1,273,149	$2,027,923	$2,713,218

For the fiscal year ended August 31, 2012 these amounts are reflective of the following individual payments:

Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
SSgA Emerging Markets Fund	$100	$18,067	$1,614,245	$1,176,689	$170,004
SSgA International Stock Selection Fund	$45	$8,425	$1,075,478	$109,200	$80,001

*	Include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plans. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have. The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds. The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.” The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992. The Institutional Plan was restated on April 9, 2002 to update current operations. The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit. The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year. Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Select Class Plan. The Plan of Distribution Pursuant to Rule 12b-1 for Select Class Shares (the “Select Class Plan”) provides for payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit. The Board of Trustees adopted the Select Class Plan on November 8, 2005, and it is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Select Class Plan, the Fund pays the Distributor a fee not to exceed 0.025% of the Select Class’ average net asset value per year. Payments to the Distributor for distribution and shareholder services to the Select Class are not permitted by the Plan to exceed 0.025% of the Select Class’ average daily net asset value per year. Any payments that are required to be made to the Distributor that cannot be made because of the limitations contained in the Select Plan may be carried forward and paid in the following two fiscal years so long as the Select Class Plan is in effect.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2012, the Advisor and/or Distributor made such cash payments to 15 Financial Intermediaries. Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; and High Net Worth Services division of State Street Bank and Trust Company. The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Select Class Distribution and Shareholder Servicing. Under the Select Class Plan, Financial Intermediaries are not entitled to compensation.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund paid to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Emerging Markets Fund	$50,631	$398,644	$369,362
SSgA Emerging Markets Fund – Select Class	$140,759	$227,540	$263,635
SSgA International Stock Selection Fund	$7,535	$238,399	$318,385

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. Deloitte Tax LLP is responsible for the review of the Funds’ federal tax returns. The mailing address of Deloitte & Touche LLP and Deloitte Tax LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA 02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Funds described in this Statement may be permitted to purchase equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets (see “Investment Strategies”). ADRs and GDRs may be listed on stock exchanges, or traded in the over the counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits for SSgA. Although the Advisor’s clients’ commissions are not used for third party soft dollars, SSgA FM and SSgA clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company’s procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Brokerage Commission Expenses. The following table shows the brokerage commission expenses that the Advisor paid during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Emerging Markets Fund	$2,526,878	$3,856,835	$3,221,090
SSgA International Stock Selection Fund	$1,558,040	$2,902,272	$1,728,482
Top 10 Brokers. During the fiscal year ended August 31, 2012, the Funds described in this Statement purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2012:

SSgA Emerging Markets Fund

Broker	Principal ($000)	Commission ($000)
Credit Suisse First Boston Corp.	429,378	400

Merrill Lynch, Pierce, Fenner & Smith, Inc.	369,908	374

Deutsche Bank Securities, Inc.	286,266	288

Goldman, Sachs & Co.	259,416	368

UBS Securities LLC	256,518	290

Morgan Stanley	224,567	231

J.P. Morgan Securities, Inc.	185,581	181

Macquarie Securities, Inc	183,929	213

Citigroup Global Markets, Inc.	139,731	113

Investment Technology Group, Inc.	90,298	71

SSgA International Stock Selection Fund

Broker	Principal ($000)	Commission ($000)
UBS Securities LLC	244,889	511

Goldman, Sachs & Co.	188,958	181

Investment Technology Group, Inc.	162,542	67

Deutsche Bank Securities, Inc.	149,680	377

Citigroup Global Markets, Inc.	115,237	240

Credit Suisse First Boston Corp.	81,573	49

Nomura Securities International, Inc.	71,950	40

Merrill Lynch, Pierce, Fenner & Smith, Inc.	46,875	31

Daiwa Securities	43,690	22

Exane, Inc.	39,614	40

PRICING OF FUND SHARES

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Funds described in this Statement determine the price per share once each business day (unless otherwise noted) at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange or Federal Reserve is closed (including weekends and holidays or after 4 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of Funds shares when the shareholder is not able to purchase or redeem Funds shares. Further, because foreign securities markets may close prior to the time the Funds determine net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the Funds are not open for business. As a result, the net asset value of Funds shares may fluctuate on days when Funds shareholders may not buy or sell Funds shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the market price of the security. Calculations are periodically made to compare the value of the Fund’s investments valued at amortized cost with market values. Market valuations are generally obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with the Securities Valuation Procedures, in the event market quotations are not readily available for certain portfolio assets, for purposes of the market value comparison, the fair value of such portfolio assets will be determined by the Funds’ Oversight Committee (or, in some cases, the Board’s Valuation Committee). If a deviation of 1/2 of 1% or more were to occur between the NAV per share calculated by reference to market values and a Fund’s $1.00 per share NAV, or if there were any other deviation that the Board believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If the Fund’s NAV (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board might temporarily reduce or suspend dividend payments in an effort to maintain the NAV at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s NAV (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board might supplement dividends in an effort to maintain the NAV at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Funds’ NAV also may be processed on a confirmed basis.

For example, in periods of declining interest rates, the daily yield on Funds shares computed by dividing the annualized daily income on the Funds’ portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Funds shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

This document does not address considerations applicable to foreign shareholders. Foreign shareholders should consult their own tax advisors as to if and how U.S. federal income taxes and U.S. federal withholding requirements apply to them.

Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders, provided that certain minimum distribution and other requirements are met. The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98.2% of its capital gain net income, generally for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from any preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

As of the date of this document, generally, the maximum stated U.S. federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net long-term capital gain. Rates applicable to individuals are scheduled to increase, for taxable years beginning after December 31, 2012, to a maximum of 39.6% for ordinary income and generally 20% for net long-term capital gains. In addition, for taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including distributions from a Fund and gain from the sale or exchange of shares of a Fund) of U.S. individuals, estates and certain trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. In the case of an estate or trust, the amount subject to the 3.8% Medicare tax will not exceed the undistributed net investment income of the estate or trust for such taxable year.

If a Fund purchases a debt obligation with original issue discount (OID) (including a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to include annually in its income a portion of the OID as ordinary income, even though the Fund may not receive cash payments for such OID until maturity or disposition of the obligation. Additionally, a Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than the original issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, deemed to have accrued through the sale date, will be taxable to shareholders as ordinary income.

In addition to the investments described above, shareholders should be aware that other investments made by a Fund may involve complex tax rules that could result in income or gain recognition by the Fund without corresponding current cash receipts. If noncash income is recognized by a Fund, the Fund may distribute cash derived from other sources so as to meet certain minimum distribution requirements. A Fund could be required at times to liquidate investments prematurely in order to satisfy those minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Cost Basis Reporting. Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.

The available methods for reporting your cost-basis include: “average cost basis,” “first in-first out” and “specific share identification.” You may elect which method you want to use by notifying BFDS in writing. This election may be revoked or changed by you at any time up to the date of your first redemption of Post-Effective Date Shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested by you.

Additionally, for redemptions of Fund shares on or after January 1, 2012, BFDS will first redeem all shares acquired prior to January 1, 2012 (“Pre-Effective Date Shares”), before redeeming any Post-Effective Date Shares. You continue to be responsible for tracking cost basis, and appropriately reporting sales of Pre-Effective Date Shares to the IRS. If BFDS has historically provided cost basis reporting on these Pre-Effective Date Shares, BFDS will continue to provide those reports. However, no cost basis reporting will be provided to the IRS on the sale of Pre-Effective Date Shares.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor(s) when selecting which cost basis tracking and relief methodology is in your best interest.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income.

Issues Related to Hedging, Derivatives and Option Investments. In the case of certain investments, the Code may require inclusion of certain unrealized gains or losses in the Fund’s income or characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, subject to exemptions and rate reductions under income tax treaties between the United States and certain foreign countries. The Fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax. However, if more than 50% in value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that would permit you to take a credit (or deduction) for foreign income taxes paid by the Fund. The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign

Election is made by a Fund you would be required to include in your gross income both dividends received from the Fund and your share of foreign income taxes paid by the Fund. Provided certain requirements are satisfied, you would be entitled to treat the foreign income taxes paid by the Fund as a credit against your United States federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit.

Passive Foreign Investment Companies. If a Fund invests in an entity that is classified as a passive foreign investment company (“PFIC”) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. The Fund may be able to remedy the potential adverse consequences of investing in a PFIC by electing to mark-to-market its PFIC holdings, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years. Alternatively, the Fund may make a “qualified electing fund” (“QEF”) election. Under such an election, the Fund generally would be required to include in its gross income its pro rata share of the PFIC’s ordinary income and long-term capital gain on a current basis, regardless of whether any distributions are received from the PFIC. However, the Fund may not be able to make a QEF election if it cannot obtain the necessary information from the PFIC.

Distributions Attributable to Depreciable Real Estate. Distributions of certain long-term gains that are attributable to dispositions of depreciable real estate by a REIT in which a Fund invests will be subject to a maximum tax rate of 25% for individual shareholders. Because the Fund may invest a substantial portion of its assets in REITs, individual shareholders may be subject to the 25% maximum tax rate on a substantial portion of the distributions they receive from the Fund.

As of August 31, 2012 the Funds had capital loss carryovers in the following amounts:

Fund	Carryover Amount
SSgA International Stock Selection Fund	$153,873,846
SSgA International Stock Selection Fund	$428,227,873
SSgA International Stock Selection Fund	$38,440,506

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSgA Funds includes the Institutional Class (the original class of shares) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY AND GUIDELINES

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor’s proxy voting policy and guidelines are attached to this Statement. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the SEC’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements as of and for the fiscal year ended August 31, 2012, appearing in the Funds’ 2012 Annual Report to Shareholders, and the reports of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing in the Annual Reports, are incorporated by reference in this Statement of Additional Information. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Fund has made in respect of any specific investment for other purposes. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

•

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

•

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•

Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.” The rating of Aa is assigned to bonds which are of “high quality by all standards.” Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

•

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

•

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

•

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

•	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Tax-Exempt Note Ratings. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings. The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•	AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

•	AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

•

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

•

A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

•	A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Tax-Exempt Notes Ratings. An S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Fitch’s Investors Service, Inc. (“Fitch”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

Short-Term Corporate, Commercial Paper, and Tax-Exempt Debt Ratings. Fitch’s short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

•	F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

•	F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff & Phelps Credit Rating Co. (“D&P”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited and IBCA Inc. (“IBCA”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson BankWatch (“Thompson”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. Thomson’s short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

APPENDIX: ADVISOR’S PROXY VOTING POLICY AND GUIDELINES

Introduction

SSgA Funds Management, Inc. (“SSgA FM”) is a registered investment adviser and a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long term economic value of client investments and as set forth in the SSgA FM Proxy Voting Guidelines (the “Proxy Voting Guidelines”).

Proxy Voting Procedure

Oversight

The SSgA FM Corporate Governance Team is responsible for implementing the Proxy Voting Guidelines, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues impacting shareholder value. The implementation of the Proxy Voting Guidelines is overseen by the SSgA FM Global Proxy Review Committee (“SSgA FM PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in more detail below. The SSgA FM PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee. In addition to voting proxies, SSgA:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2) provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4) matches proxies received with holdings as of record date;

5) generally applies its proxy voting policy consistently and keeps records of votes for each client;

6) documents the reason(s) for voting for all non-routine items; and

7) keeps records of such proxy voting available for inspection by the client or governmental agencies.

Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Proxy Voting Guidelines.

Proxy Voting Process

SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance, to support our proxy voting process. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) applying SSgA FM’s Proxy Voting Guidelines; and (3) provides research and analysis relating to general corporate governance issues and specific proxy items.

On most routine proxy voting items (e.g., retention of auditors), ISS will effect the proxy votes in accordance with the Proxy Voting Guidelines and our standing instructions, which the SSgA FM Corporate Governance Team reviews with ISS on an annual basis or on a case-by-case basis as required. The guidance permits ISS to apply the Proxy Voting Guidelines without consulting us on each proxy and in a manner that is consistent with our investment view. On matters not directly covered by the Proxy Voting Guidelines, and we conclude there is no likelihood of impacting shareholder value, ISS may effect proxy votes in accordance with its own recommendations.

1

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote consistent with SSgA FM’s investment views and to maximize the value of our client accounts. In general, the Corporate Governance Team will engage in this additional review for:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); and

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

In some instances, the SSgA FM Corporate Governance Team may refer significant issues which are not addressed by our Proxy Voting Guidelines or guidance to ISS to the SSgA FM PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA FM PRC, the SSgA FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”). If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interest of our clients (i.e., to maximize the economic value of our clients’ securities).

Conflict of Interest

From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within our Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity; however, where matters do not fall within our Proxy Voting Guidelines or where we believe that voting in accordance with the Proxy Voting Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, SSgA has determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Director of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so the matter is referred to the SSgA FM PRC. The SSgA FM PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA FM PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

Engagement

SSgA FM conducts issuer engagement activity to support SSgA FM’s voting principles. SSgA FM believes engagement with portfolio companies is often the most active and productive way shareholders can exercise their ownership rights, with the goal of increasing shareholder value. SSgA FM regularly engages with companies to discuss corporate governance issues and to provide insight about the principles and practices that drive our voting decisions. In our discussions, we highlight the attributes and practices that we believe enhance the quality of corporate governance at companies. Some engagement topics include takeover defenses, merger transactions, proxy contests, board elections, sustainability issues, executive compensation, equity compensation plans and other topical issues of interest to our clients as shareholders. Through our discussions, we seek to strengthen the quality of corporate governance with boards and management, which helps protect shareholder value.

2

The SSgA FM Governance Team is dedicated to providing governance research, analysis, issuer engagement and voting services. The SSgA FM Governance Team has no fixed set of priorities that dictate engagement practices. Instead, we view engagement practices as being dependent upon facts and circumstances, while giving consideration to the size of our total position of the issuer and/or the potential negative governance practices, performance profile, and circumstance at hand.

Nature and Form of Engagement

SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:

Reactive

Reactive engagement is initiated by the issuers and typically represents a majority of SSgA FM’s engagement activity. SSgA FM routinely discusses specific voting issues and items with the issuer community. These are viewed as an opportunity to address not only voting items, but also a wide range of governance items that impact shareholder value.

Recurring

Recurring engagement takes advantage of SSgA FM’s strong relationships with many of its largest holdings. SSgA FM maintains regular face-to-face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may impact long-term shareholder value.

Dynamic

Using screening tools designed to capture a mix of SSgA FM’s largest exposures to issuers demonstrating severe negative governance profiles, SSgA FM will actively seek direct dialogue with the board and management. In these cases, the dynamic engagement process represents the most meaningful chance for SSgA FM to protect long-term shareholder value from excessive risk due to governance related risks.

SSgA FM believes active engagement is best conducted individually and directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, such as shareholder conference calls, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement.

When Does SSgA FM Engage Issuers?

SSgA FM uses various methods to monitor its investments to determine which issuers require dynamic engagement. A blend of quantitative and qualitative research and data is used to identify potential engagement opportunities. SSgA FM sources internal and external research and screening tools to support the engagement process.

Voting and Engagement

SSgA FM believes engagement and voting activity have a direct relationship. Issuer engagement seeks to address significant shareholder concerns and governance issues. Logically, successful issuer engagement should reduce the need to vote against management. The integration and exercise of both these rights leads to a meaningful shareholder tool that seeks to achieve enhanced shareholder value on behalf of SSgA FM clients.

Developed and Non-Developed Markets

SSgA FM engagement philosophy applies across all global markets. We have found the opportunity and effectiveness of engagement activity directly correlates to the level of ownership and voting rights provided by local market laws. From market to market, engagement activity may take different forms in order to best achieve long term engagement goals.

3

Engagement in developed markets is a mature process for SSgA FM. In some cases, engagement activity is institutionalized into local best practices, such as the UK Stewardship Code overseen by Financial Reporting Commission (FRC). In the UK, disclosure standards are high, allowing shareholders simple access to the key components of governance, such as board and by-law structure, remuneration policies and practices, sustainability data and reporting, among others. Further, shareholder rights are relatively high allowing for SSgA FM to engage on a variety of issues.

In many non-OECD markets we often supplement direct company engagement with participation in shareholder advocacy groups that seek change at a market level. This type of “top-down” approach should have a positive long-term impact by addressing shortcomings in local market laws on disclosure and shareholder rights.

Summary of Proxy Voting Guidelines

Directors and Boards

The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections, in a way, which we as a fiduciary, believe will maximize the monetary value of each portfolio’s holdings.

The role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. A strong and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan, and performs risk oversight and performance assessment of the CEO and management. In contrast, management implements the business strategy and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, SSgA FM routinely discusses the importance of the board with issuers.

SSgA FM believes the quality of a board is a measure of director independence and company governance practices. In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests.

Accounting and Audit Related Issues

SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. We expect auditors to provide assurance as of a company’s financial condition. Having trust in the accuracy of financial statements is important for shareholders to make decisions. Subsequently, SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

SSgA FM believes the audit committee is responsible for appointing, compensating, retaining and overseeing the issuer’s outside audit firm. In addition, SSgA FM believes the audit committee should approve audit and non-audit services performed by outside audit firms.

Capital Structure, Reorganization and Mergers

Though SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for oversight and input into management decisions that may affect a company’s value. Altering the capital structure of a company is a critical decision for management, and in making such a critical decision, SSgA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

4

The organizational structure of a company or proposed modifications to a company, may improve the effectiveness of a company’s operations, thereby enhancing shareholder value. M&A issues may result in a substantial economic impact to a corporation. SSgA FM evaluates mergers and acquisitions on a case-by-case basis. SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term.

General/Routine

Although SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSgA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Environmental and Social Issues

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which SSgA FM philosophically agrees, but absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

International Statement

SSgA FM reviews proxies of non-US issuers consistent with our Principles and Proxy Voting Guidelines; however, SSgA FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes as corporate governance standards, disclosure requirements and voting mechanics differ from market to market. SSgA will vote issues in the context of our Proxy Voting Guidelines, as well as local market standards, where appropriate.

SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, or where issuer-specific special documentation is required or various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

5

SSgA FM Proxy Voting Guidelines

State Street Global Advisors Funds Management (“SSgA FM”) seeks to vote proxies for which it has discretionary authority in the best interests SSgA FM clients. This means that SSgA FM will make voting decisions in the manner SSgA believes will most likely protect and promote the long term economic value of client accounts. Absent unusual circumstances or specific client instructions, SSgA FM votes proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. SSgA FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. fund shareholders).

I. DIRECTOR RELATED ITEMS

Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

Director Elections

SSgA’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights

•	Board independence

•	Board structure

If a company demonstrates appropriate governance practices, SSgA believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSgA believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor,

•	Does the nominee provides professional services to the issuer,

•	Has the nominee attended an appropriate number of board meetings, or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSgA may withhold votes based on the following:

•	CEOs of public companies who sit on more than three public company boards.

6

•	Nominees who sit on more than six public company boards.

•

SSgA may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s).

•	SSgA may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period.

•	SSgA will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors.

•	SSgA will withhold votes from directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern.

•	Proposals to restore shareholders’ ability to remove directors with or without cause.

•	Proposals that permit shareholders to elect directors to fill board vacancies.

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected.

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy.

•	Shareholder proposals requiring two candidates per board seat.

Majority Voting

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

7

Separation Chair/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Proxy Access

SSgA will consider proposals relating to Proxy Access on a case-by-case basis:

SSgA will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSgA FM will vote against limits to tenure.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

8

II. AUDIT RELATED ITEMS

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/fax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.*

Accept Financial Statements Consolidated Financial Statements and Statutory Reports

It is the auditor’s responsibility to provide assurance as of the company’s financial condition. Accordingly, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern, SSgA FM will accept the financial statement, allocation of income and/or statutory report.

III. CAPITAL STRUCTURE

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for U.S. firms and plus 100% of current authorized stock for international firms.

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

9

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Preemptive Rights and Non-Preemptive Rights

In general, SSgA FM supports issuance authority requests up to 100% of current share capital with preemptive rights. Requests for the authority to remove preemptive rights will be supported for share issuances that are less than a certain percentage (ranging from 5-20%, based on market practice) of the outstanding shares, unless even such a small amount could have a material dilutive effect on existing shareholders (e.g. illiquid markets).

For Hong Kong, SSgA FM does not support issuances that do not place limits on discounts or do not provide the authority to refresh the share issuance amounts without prior shareholder approval.

Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Dividends and Share Repurchase Programs

SSgA FM generally supports dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position.

Generally, SSgA FM votes for the authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.

IV. MERGERS AND ACQUISITIONS

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

10

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	At the time of voting, the current market price of the security exceeds the bid price

V. ANTI-TAKEOVER MEASURES

Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management's attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders' rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will support the adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

11

Special Meetings

SSgA will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their by-laws if:

•	The company also does not allow shareholders to act by written consent, OR

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSgA will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their by-laws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA will vote for management proposals related to special meetings.

Written Consent

SSgA will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their by-laws giving shareholders the right to call for a special meeting, OR

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares, AND

•	The company has a poor governance profile.

SSgA will vote management proposals on written consent on a case-by-case basis.

Super-Majority

SSgA FM will generally vote against amendments to by-laws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

VI. REMUNERATION

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

SSgA FM supports an annual advisory vote on executive compensation.

12

Approve Remuneration Report

SSgA FM will generally support remuneration reports that are judged to be in-line with local market practices. SSgA FM will generally vote against the approval of the remuneration report if the company fails to disclose information regarding any element of CEO remuneration including but not limited to, base salary, annual bonuses, and special bonuses relative to market practice.

If the company’s schemes allows for retesting of performance criteria over extended time period or for retesting if the original performance criteria was not met during the initial time period, SSgA FM may vote against the remuneration report.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution: To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA reviews that number in light of certain factors, including the industry of the issuer.

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible

•	The period of time covered by the plan

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control;

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Historical option grants: Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing: SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Share Repurchases: If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

13

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) do not disclose a definitive number of the shares to be bought back and, (iii) the time frame during which the shares will be bought back will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments: If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

SSgA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors

VII. MISCELLANEOUS/ROUTINE ITEMS

SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Opting out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•

General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduce and proposals to implement a reverse stock split to avoid delisting

14

•	Exclusive forum provisions

SSgA FM generally does not support the following miscellaneous/routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

VIII. ENVIRONMENTAL AND SOCIAL ISSUES

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Where it appears there is a potential effect on shareholder or economic value of a company that is related to a specific environmental or social issue, SSgA FM evaluates the shareholder proposal addressing the issue on a case-by-case basis. Absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

Record Keeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.

15

SSgAINTERSAI

Filed pursuant to Rule 485(b)

File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSgA TUCKERMAN ACTIVE REIT FUND

DECEMBER 14, 2012

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Prospectus. This Statement describes the SSgA Funds generally and provides additional information about the SSgA Tuckerman Active REIT Fund. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com. Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Master Trust Agreement”).

The SSgA Funds is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Other than SSgA Tuckerman Active REIT Fund, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.

SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”) serves as the investment manager of each Fund.

DESCRIPTION OF INVESTMENTS AND RISKS

INVESTMENT STRATEGIES

To the extent consistent with the Funds’ investment objective and restrictions, the Fund may invest in the following instruments and utilize the following investment techniques:

Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value.

The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the Fund’s total assets by issuer.

Forward Commitments. A forward commitment is a contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Fund engages in a forward commitment, it relies on the other counterparty to deliver the security. If the other party defaults, a Fund might suffer a loss or miss an opportunity to obtain the security at an advantageous price. When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations.

When-Issued Transactions or Delayed Delivery Transactions. New issues of securities are often offered on a when-issued basis or delayed delivery basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued or delayed-delivery securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.

Securities purchased on a when-issued or delayed delivery basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” or “delayed delivery” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value. When a Fund engages in a when-issued or delayed delivery transaction, it relies on the other counterparty to deliver the security. If the other party defaults, a Fund might suffer a loss or miss an opportunity to obtain the security at an advantageous price.

When payment for when-issued or delayed delivery securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations.

Illiquid Securities. A Fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests; floating and variable rate demand obligations; and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Section 4(2) Commercial Paper. The Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with a Fund’s investment restriction relating to investments in illiquid securities.

Equity Swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines. Swap agreements bear the risk that a Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the portfolio in assets generating cash flows complimentary to the returns it is required to pay.

Total Rate of Return Swaps. The Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return. The Advisor will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines.

Interfund Lending. In accordance with an SEC Order, the Funds may participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds may borrow money from SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Purchase of Other Investment Company Funds. A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, pursuant to an SEC Order, the amount of securities of underlying mutual funds that a Fund may hold may exceed the limitations in the 1940 Act, provided that certain conditions are met. The conditions are intended to address certain abuses perceived to be associated with a “fund -of -funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund -of -funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Convertible Securities. The Funds may hold convertible securities of foreign or domestic issuers if delivered to the Funds in connection with debt securities held by the Funds. A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

IPO Holding Risk. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when the Fund requests to participate in an IPO, there is no guarantee that a Fund will receive an allotment of shares in an IPO sufficient to satisfy a Fund’s desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO Trading Risk. IPO trading is the practice of participating in an initial public offering (IPO) with the intent of immediately selling the security in the secondary market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the Fund’s portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of “hot” IPOs. In addition, this practice may result in losses if a Fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

The SSgA Tuckerman Active REIT Fund does not generally participate in IPOs with the intent of immediately selling the acquired security in the secondary market.

Benchmark Index. SSgA Tuckerman Active REIT Fund measures its performance against the Dow Jones U.S. Select REIT® Index. The Index is a market capitalization weighted index of publicly traded real estate investment trusts (“REITs”) and is comprised of companies whose charters are the equity ownership and operation of commercial real estate and which operate under the REIT Act of 1960. To be included in the Index, a company must be both an equity owner and operator of commercial and/or residential real estate. Businesses excluded from the Index include: mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large landowners and subdividers of unimproved land, hybrid REITs, and timber REITs, as well as companies that have more than 25% of their assets in direct mortgage investments. A company must have a minimum total market capitalization of at least $200 million at the time of its inclusion, and at least 75% of the company’s total revenue must be derived from the ownership and operation of real estate assets. The liquidity of the company’s stock must be commensurate with that of other institutionally held real estate securities.

DERIVATIVES, HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The Funds described in this Statement may use derivative instruments, among other things, to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of swaps, options, futures transactions, and options on futures. The Funds have authority to write (sell) covered call and put options on portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures and may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because a Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of a Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions. The Funds may also choose to use futures to generate exposure to securities or markets more efficiently than through direct investment in a security or group of securities. Although the use of hedging strategies by a Fund is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value will nevertheless fluctuate. There can be no assurance that the use of derivatives or hedging transactions will be effective.

Writing Covered Call Options. The Funds are authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Writing Covered Put Options. The Funds are authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options.

When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Funds may write put options as an alternative to purchasing actual securities. If security prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The Funds are authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Funds’ risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options. The Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). A Fund will purchase call options only in connection with “closing purchase transactions.” The Funds will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Interest Rate and Financial Futures and Options. The Funds may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a U.S. exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The Funds may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Restrictions on OTC Options. The SSgA Funds described in this Statement may engage in OTC options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which the Advisor believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by a Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by a Fund; (3) margin deposits on a Fund’s existing OTC options on futures contracts; and (4) the market value of all other assets of a Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of its net assets, taken at market value. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and a Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Risk Factors in Options, Futures and Forward Transactions. The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Advisor’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, a Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, a Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Funds described in this Statement may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the Funds’ records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in an option, a futures contract or related option. To the extent that the Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Asset Coverage for Swaps, Futures and Options Positions. The Funds described in this Statement will not use leverage in their swaps, options and futures strategies. Such investments will be made for hedging purposes only. A Fund will not enter into a swap, option or futures position that exposes it to an obligation to another party unless it owns either: (1) an offsetting position in securities or other swaps, options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Funds will comply with guidelines established by the SEC with respect to coverage of swaps, options and futures strategies by mutual funds, and if the guidelines so require will segregate liquid assets an amount sufficient to cover their obligations with respect to any swap, futures or options position amount prescribed. Securities segregated for this purpose cannot be sold while the swap, futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meeting redemption requests or other current obligations.

Certain Regulatory Aspects of Use of Futures and Options on Futures. The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

SELECTIVE DISCLOSURE OF THE SSgA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at

www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)	The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b)	The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities (e.g., the Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and Advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)	The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)	The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)	The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Board of Trustees, the Funds’ Administrator or the Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisors Act of 1940, as amended. It is the policy of the Funds’ Administrator and the Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The Fund is subject to certain investment restrictions, which are considered either fundamental or nonfundamental. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply at the time an investment is made.

The following are fundamental restrictions with respect to the Fund.

1.	The Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities and securities of companies directly or indirectly engaged in the real estate industry). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

2.	The Fund will not borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3.	The Fund will not pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above.

4.	The Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets. The Fund may lend cash to any registered investment company or portfolio series for which the Fund’s Advisor serves as Advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder.

5.	The Fund will not purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

6.	The Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

7.	The Fund will not engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

8.	The Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

9.	The Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund’s aggregate investment in such securities would exceed 5% of the Fund’s total assets.

10.	The Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

The following are non-fundamental restrictions.

11.	The Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

12.	The Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the Fund.

13.	The Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days duration.

14.	The Fund will not make investments for the purpose of gaining control of an issuer’s management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats U.S. domestic banks and foreign branches of U.S. banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction, except as otherwise noted. In addition, the Fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

The following descriptions of certain investment limitations under the 1940 Act may assist investors in understanding the Funds’ investment restrictions, but are not part of the investment restrictions.

Borrowing. The 1940 Act restricts the Fund from borrowing (including pledging, mortgaging or hypothecating its assets) in excess of 33-1/3% of the current value of the Fund’s assets taken at market value (not including temporary borrowings in excess of 5% of its total assets). If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowing for the purposes of the Fund’s investment restriction.

The SSgA Funds acknowledges that current law and regulation under Section 18 of the 1940 Act, as amended, precludes the use of leveraged margin trading by a registered open-end management investment company.

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified Fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

TEMPORARY DEFENSIVE POSITIONS

From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at the Fund’s affiliated custodian. The Advisor has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits. Except as otherwise stated in a Fund’s Prospectus or this Statement, the Advisor’s sell discipline for each Fund’s investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

The portfolio turnover rate of the Fund may also be affected by participation in initial public offerings (IPOs). The Fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the Fund’s portfolio and an increase in the Fund’s portfolio turnover rate.

Portfolio Turnover Rate. The following table shows the Fund’s portfolio turnover rate during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Tuckerman Active REIT Fund	21%	12%	36%

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, day-to-day management required by SSgA Funds (see the section called “Investment Advisory and Other Services”). The Board has engaged the Advisor to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Advisor and other service providers in the operation of the SSgA Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Master Trust Agreement.

The Trustees hold office for the life of SSgA Funds subject to any retirement policy adopted by the Independent Trustees. The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a resignation is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for such consideration by the other Independent Trustees. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Trustees who are not “interested persons” of SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of SSgA Funds’ operations. For the fiscal year ended August 31, 2012, the Board of Trustees held 10 meetings (including two meetings of solely the Independent Trustees).

The Board of Trustees has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the SSgA Funds complex, including factors such as the number of series or portfolios that comprise the Trust and the SSgA Funds complex, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board of Trustees considered that the Board is composed of four Independent Trustees, and that only an Independent Trustee may serve as the Chairman of the Board. In addition, to further align the Independent Trustees’ interests with those of Fund shareholders, the Board of Trustees has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment of at least equal to one year of his or her base retainer in the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the SSgA Funds.

The Chairman presides at all meetings of the Board of Trustees and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board of Trustees from time to time. The Independent Trustees believe that the Chairman’s independence is consistent with, and appropriate in light of, the performance of his duties and the fulfillment of his obligations with respect to the Trust and the shareholders of the Funds. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Trustees has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisor.

The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Advisor, the Administrator, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Trust’s investment management, distribution and business affairs. Each of the Advisor, the Administrator, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its regular oversight of the Funds and Trust, the Board of Trustees, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Advisor, the Administrator, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. Each of the Advisor and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models. The Board of Trustees, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board of

Trustees has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. Material changes to the compliance program are reviewed by and approved by the Board of Trustees. In addition, as part of the Board’s periodic review of the Funds’ advisory, administrative, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Advisor and the Distributor, the Board of Trustees also reviews business continuity and disaster recovery plans. With respect to valuation, the Board of Trustees approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The Advisor is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board of Trustees regarding these and related matters. In addition, the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Advisor and the independent registered public accounting firm assist the Board of Trustees in performing its oversight function of valuation activities and related risks.

The Board of Trustees recognizes that not all risks that may affect the Trust or a Fund may be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board of Trustees with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board of Trustees. The Board of Trustees has implemented a Committee structure that allows the Board to allocate areas of responsibility among Committees of Independent Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the SSgA Funds by the Board. The purpose and function of the Committees is described below; and each Committee is comprised of all of the Independent Trustees other than the Chairman:

•

The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) consider and, if appropriate, pre-approve Fund audit services and associated fees; (ix) consider and, if appropriate, pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee meets regularly and for the fiscal year ended August 31, 2012, it held five meetings.

•

The Valuation Committee’s primary purpose is to make fair value determinations when appropriate under the SSgA Funds’ Securities Valuation Procedures and to review the actions and recommendations of the Oversight Committee no less often than quarterly. SSgA Funds has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. For the fiscal year ended August 31, 2012, the Valuation Committee held no meetings.

•

The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board Committees and review the responsibilities of each Committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Governance Committee performs an annual self-evaluation of Board members. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Nominating Sub-Committee reviews the mix of skills and other relevant experiences of the Trustees. The Nominating Sub-Committee will not consider nominees recommended by securities holders. The Governance Committee meets regularly and for the fiscal year ended August 31, 2012, it held two meetings.

•

The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from SSgA Funds’ Chief Compliance Officer; to oversee generally SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by SSgA Funds, its officers or the Trustees. The QLCC meets regularly and during the fiscal year ended August 31, 2012, it held four meetings.

The Trustees have varied experiences, attributes and skills that are utilized in overseeing the activities of the SSgA Funds, reviewing contractual arrangements with companies that provide services to the Funds, and reviewing Fund performance. Among the attributes or skills common to all Trustees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The following lists SSgA Funds’ Trustees, their mailing addresses and ages, present and principal occupations, other directorships held in companies with publicly traded securities and registered investment companies, held during the past five years, and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee. The following also includes, for any Trustee that is an interested person of the Trust, any position held by such Trustee with an affiliated person or principal underwriter of SSgA Funds and length of time served.

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(1)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 71	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC	• April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner; • Member, Financial Planners Association; • Director, SPCA of Bucks County, PA; and • Director, The Ann Silverman Community Clinic of Doylestown, PA.	14	None.

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(1)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 65	• Trustee since 1988 • Independent Chairman of the Board since January 2009 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC	• 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); • 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); • January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	14	SPDR Europe 1 Plc Board (2011-Present)

Independent Trustee Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 68	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Chairman, QLCC

•    March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);

•    1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);

•    1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation);

•    September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care);

•    1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and

•    2003 to 2009, Trustee, Gettysburg College.

			14	None.

Independent Trustee Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 70	• Trustee since 1991 • Member, Audit Committee • Chairman, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); • Until December 2008, Independent Director, SSgA Cash Management Fund plc; • Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and • Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	14	None.

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

Principal Officer Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected by Trustees	Principal Occupation(s) During Past Five Years
Ellen M. Needham State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 46	• President and Principal Executive Officer since October 2012

•     June 2012 to Present , President SSgA Funds Management, Inc. (investment advisor), Senior Managing Director SSgA;

•     March 2012 to June 2012, Chief Operating Officer and Senior Managing Director, SSgA Funds Management, Inc. (investment advisor); and

•     March 2011 to Present, Senior Managing Director (July 2007 to March 2011, Managing Director; June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Ann M. Carpenter State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 47	• Vice President since October 2012

•     March 2008 to Present, Vice President SSgA Funds Management, Inc. (investment advisor) and State Street Global Advisors; and

•     November 2005 to April 2008, Principal, SSgA Funds Management, Inc. and State Street Global Advisors.

Jacqueline Angell State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 39	• Chief Compliance Officer since April 2011

•     July 2008 to Present, Vice President, SSgA Funds Management, Inc. (investment advisor);

•     July 2008 to Present, Vice President, State Street Global Advisors; and

•     April 2006 to June 2008, Director, Investment Advisor Oversight, Fidelity Investments.

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 47	• Treasurer and Principal Accounting Officer, effective January 1, 2013	• Vice President of State Street Bank and Trust Company (prior to July 2, 2007, Investors Financial Corporation) (since 2002).

Ryan M. Louvar State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 40	• Secretary, effective January 1, 2013	• Vice President and Senior Managing Counsel, State Street Bank and Trust Company (2005-present).

Through December 31, 2012, the following persons hold principal offices of the Funds and are compensated by Russell Fund Services Company or its affiliates:

Mark E. Swanson 1301 Second Avenue, 18th Floor Seattle, WA 98101 Age: 50	• Treasurer and Principal Accounting Officer (November 2000 through December 2012)

•     October 2011 to Present, Head of North America Operations (2009 to October 2011, Global Head of Fund Operations), Russell Investments;

•     Director—Fund Administration, Russell Investment Management Company, Russell Fund Services Company, Russell Trust Company; and Russell Financial Services Company; and

•     Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds.

Mary Beth Rhoden 1301 Second Avenue, 18th Floor Seattle, WA 98101 Age: 44	• Secretary and Chief Legal Officer (January 2012 through December 2012)

•     2010 to Present, Secretary and Chief Legal Officer, Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”) (registered investment companies) (1999 to 2010, Assistant Secretary);

•     2010 to Present, Secretary and Chief Legal Officer, Russell Exchange Traded Funds Trust;

•     2010 to Present, Associate General Counsel, Frank Russell Company (investment advisor) (prior to 2010, Associate Counsel); and

•     Secretary, Russell Investment Management Company (investment advisor), Russell Fund Services Company (transfer agent) and Russell Financial Services, Inc. (broker-dealer).

TRUSTEE COMPENSATION

Independent Trustees are compensated on a calendar year basis. The compensation schedule in effect starting January 1, 2013 is an annual base retainer fee of $100,000 and annual retainers for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); and $4,000 (QLCC). The SSgA Funds’ Chairman receives an additional annual retainer of $40,000. The Committee Chairmen each receive an annual retainer fee as follows: $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, QLCC, and Valuation Committee). The Independent Trustees are paid a fee for each meeting attended of $6,000 (regular Board of Trustees meetings and meetings of the Independent Trustees); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (special QLCC meetings), and $2,500 (special telephonic meetings). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2012, none of the Independent Trustees participated in the optional deferred compensation program. The SSgA Funds’ officers are compensated by the Funds’ Advisor and its affiliates.

Trustee Compensation Table

For The Fiscal Year Ended August 31, 2012

	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Independent Trustees
Lynn L. Anderson*	$148,813	$0	$0	$148,813
William L. Marshall	$188,035	$0	$0	$188,035
Steven J. Mastrovich**	$17,959	$0	$0	$17,959
Patrick J. Riley, Chairman of the Board	$210,372	$0	$0	$210,372
Richard D. Shirk	$180,510	$0	$0	$180,510
Bruce D. Taber	$181,225	$0	$0	$181,225

*	Ceased to be a Trustee effective August 26, 2012.
**	Ceased to be a Trustee effective October 3, 2011.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2011

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
William L. Marshall	Disciplined Equity Fund	$10,001-$50,000	Over $100,000
	Emerging Markets Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000

Patrick J. Riley	International Stock Selection Fund	$50,001-$100,000	Over $100,000
	Emerging Markets Fund	Over $100,000
	Dynamic Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000
	Directional Core Equity Fund	$10,001-$50,000
	Tuckerman Active REIT	$10,001-$50,000
	S&P 500 Index Fund	Over $100,000
	Money Market Fund	$1-$10,000

Richard D. Shirk	Dynamic Small Cap Fund	$10,001-$50,000	Over $100,000
	Emerging Markets Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000

Bruce D. Taber	S&P 500 Index Fund	$10,001-$50,000	$50,001-$100,000
	International Stock Selection Fund	$10,001-$50,000

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 20, 2012, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 20, 2012, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

SSgA Tuckerman Active REIT Fund

•	Montgomery County Deferred Comp Plan, Citistreet, 1 Heritage Drive, Quincy, MA 02171-2105—9.87%

•	SEI Private Trust Company, C/O Evercore ID 573, One Freedom Valley Drive, Oaks, PA 19456-9989—16.27%

•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—15.11%

•	National Financial Services Corporation for the exclusive benefit of our customers, Attn: Mutual Funds 5th floor, 200 Liberty St, 1 World Financial Center, New York, NY 10281—36.23%

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Amended and Restated Advisory Agreement dated April 11, 2012 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance. The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment. Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approval of the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

Advisory Expenses. The following table shows the expenses the Fund accrued to the Advisor during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgATuckerman Active REIT Fund	$378,356	$407,525	$424,634

The Advisor has contractually agreed to waive the advisory fee or reimburse all expenses in excess of a certain percentage of average daily net assets on an annual basis for certain Funds. The contractual waivers and reimbursements are in effect through December 31, 2013 and are considered from year to year on a calendar basis. The applicable waivers and reimbursements are shown in the table below for the fiscal years ended August 31:

Fund	Contractual Fee Waiver/Reimbursement (% of average daily net assets on an annual basis)	2012	2011	2010
SSgA Tuckerman Active REIT Fund	Reimbursement of all expenses in excess of 1.00%	$183,360	$163,083	$201,218

The SSgA Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in SSgA Prime Money Market Fund, a series of the SSgA Funds not presented in this Statement (the “Central Fund”). Shares of the Central Fund sold to and redeemed from any participating Fund will not be subject to a redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each participating Fund in an amount that offsets the amount of such distribution or service fee incurred by the participating Fund.

Effective September 1, 2006, the Advisor has voluntarily agreed to waive a portion of the Funds’ advisory fees equal to the advisory fee paid by the Fund to the Central Fund. For the following SSgA Funds, the waiver amounted to the following for the fiscal year ended August 31:

Fund	2012	2011	2010
SSgA Tuckerman Active REIT Fund	$288	$257	$113

Until December 31, 2012, The Tuckerman Group, LLC, 4 International Drive, Suite 230, Rye Brook, NY 10573, serves as the investment sub-Advisor (the “Sub-Advisor” or “Tuckerman”) for SSgA Tuckerman Active REIT Fund pursuant to an Investment Sub-Advisory Agreement between the Advisor and Tuckerman, dated September 1, 2001. Tuckerman is an advisory affiliate of State Street.

The Tuckerman Active REIT Fund accrued the following expenses to the Sub-Advisor during the last three fiscal years ended August 31 (the amount shown is one-half of the net advisory fee accrued for the period):

2012	2011	2010
$97,498	$122,221	$111,708

Other Accounts Managed. All employees of SSgA FM, including those portfolio managers that have responsibilities for registered funds, are also employees of SSgA. As an employee of SSgA, a portfolio manager may manage other types of funds and accounts, such as bank commingled funds or separate accounts, including actively managed accounts that are considered “hedge” funds or market neutral funds or funds that engage in short sales. Conflicts of interest may potentially arise in SSgA FM’s side-by-side management of multiple accounts. It is the policy of SSgA and SSgA FM to seek to treat all client accounts fairly and equitably.

As discussed in more detail below, examples of circumstances that may give rise to such potential conflicts of interest or the appearance of conflicts of interest include, but are not limited to:

•	Managing a portfolio that pays a performance fee alongside a portfolio that does not pay a performance fee;

•	Managing a registered mutual fund alongside a bank-maintained fund (e.g. a CTF or CIF);

•	Managing a separate account alongside a commingled fund;

•	The use of “conflicting trades,” i.e., selling short for one client portfolio a security held active long for another client portfolio; and

•	The execution of transactions shortly before or after related transactions in a different account.

As discussed above, a potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee.

The Advisor has established processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. These policies permit portfolio managers to aggregate their clients’ trades where appropriate and require that aggregated client trades generally be allocated on a pro-rata basis where clients receive the average price and commission when more than one trade is executed, or more than one broker is used to execute the transactions.

The Advisor manages each Fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets has been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles	Assets Under Management (in billions)	Other Types of Accounts	Assets Under Management (in billions)	Asset Total (in billions)
SSgA Tuckerman Active REIT Fund
Amos J. Rogers III, Sophia Banar	7	$5.74	10	$1.92	9	$1.70	$9.36

Ownership of Securities. As of August 31, 2012, the portfolio managers do not beneficially own any shares of any Funds described in this statement.

Compensation. The compensation of the Advisor’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA Funds Management, Inc. is a part of State Street Corporation and, therefore, works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations.

ADMINISTRATOR

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”). RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). The Administrator’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

RFSC is an affiliate of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including: (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will: (1) supervise all aspects of the Funds’ operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the SEC; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

Effective January 1, 2013, the Board of Trustees of the Trust has approved State Street Bank and Trust Company (“State Street) to serve as the SSgA Funds’ administrator. It is anticipated that State Street will provide substantially similar services as RFSC. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company, and is affiliated with the Advisor. State Street’s mailing address is 4 Copley Place, 5th Floor; Boston, MA 02116.

Administration Expenses. The following table shows the expenses each Fund accrued to the Administrator during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Tuckerman Active REIT Fund	$48,406	$49,862	$50,583

CUSTODIAN

State Street serves as the SSgA Funds’ Custodian. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

•

Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end gross assets of the complex: First $30 billion—0.75 basis point (b.p.); over $30 billion—0.50 b.p. (domestic accounting); First $10 billion—1.50 b.p.; over $10 billion—1.00 b.p. (international accounting);

•

Custody. For domestic custody, a fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other SSgA money market funds): First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p.

In addition, the Custodian receives various transaction fees, class-specific fees, system access fees, loan servicing fees and other special service fees, along with out-of-pocket expenses.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs); and omnibus transparency Full services fees of $.45 per underlying sub-position on an Intermediary’s system for an omnibus account (an “accountlet”) from 0-500,000; $.45 for 500,001 to 2,000,000 (waived), and $.10 for 2,000,0001 and greater; investigation fees of $3,000 to $5,000 per month depending on the number of accountlets. BFDS is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 30 Dan Road, Canton, MA 02021.

DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to an Amended and Restated Distribution Agreement dated April 11, 2012 (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Distribution Expenses. The following table shows the expenses theFund accrued to the Distributor during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Tuckerman Active REIT Fund	$127,001	$128,605	$132,643

For the fiscal year ended August 31, 2012 these amounts are reflective of the following individual payments:

Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
SSgA Tuckerman Active REIT Fund	$4	$719	$113,590	$5,915	$6,773

*	Include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plans. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have. The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds. The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.” The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992. The Institutional Plan was restated on April 9, 2002 to update current operations. The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit. The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year. Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2012, the Advisor and/or Distributor made such cash payments to 15 Financial Intermediaries. Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; and High Net Worth Services division of State Street Bank and Trust Company. The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund paid to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Tuckerman Active REIT Fund	$2,013	$15,674	$16,332

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. Deloitte Tax LLP is responsible for the review of the Funds’ federal tax returns. The mailing address of Deloitte & Touche LLP and Deloitte Tax LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA 02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits for SSgA. Although the Advisor’s clients’ commissions are not used for third party soft dollars, SSgA and SSgA FM clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Brokerage Commission Expenses. The following table shows the brokerage commission expenses that the Advisor paid during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Tuckerman Active REIT Fund	$15,605	$14,664	$41,548

Top 10 Brokers. During the fiscal year ended August 31, 2012, the Fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2012:

SSgA Tuckerman Active REIT Fund	Principal ($000)	Commissions ($000)
Morgan Stanley	10,208	7
Deutsche Bank Securities, Inc.	6,475	4
Weeden & Company	3,963	1
Investment Technology Group, Inc.	3,483	1
Instinet Corp.	1,827	1
Citigroup Global Markets, Inc.	1,428	0
Merrill Lynch, Pierce, Fenner & Smith, Inc.	918	0
Keefe Bruyette & Woods, Inc.	640	0
Credit Suisse First Boston Corp.	609	0
Goldman, Sachs & Co.	245	0

PRICING OF FUND SHARES

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Funds described in this Statement determine the price per share once each business day (unless otherwise noted) at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange or Federal Reserve is closed (including weekends and holidays or after 4 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of Funds shares when the shareholder is not able to purchase or redeem Funds shares. Further, because foreign securities markets may close prior to the time the Funds determine net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the Funds are not open for business. As a result, the net asset value of Funds shares may fluctuate on days when Funds shareholders may not buy or sell Funds shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

This document does not address considerations applicable to foreign shareholders. Foreign shareholders should consult their own tax advisors as to if and how U.S. federal income taxes and U.S. federal withholding requirements apply to them.

Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders, provided that certain minimum distribution and other requirements are met. The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98.2% of its capital gain net income, generally for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from any preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

As of the date of this document, generally, the maximum stated U.S. federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net long-term capital gain. Rates applicable to individuals are scheduled to increase, for taxable years beginning after December 31, 2012, to a maximum of 39.6% for ordinary income and generally 20% for net long-term capital gains. In addition, for taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including distributions from a Fund and gain from the sale or exchange of shares of a Fund) of U.S. individuals, estates and certain trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. In the case of an estate or trust, the amount subject to the 3.8% Medicare tax will not exceed the undistributed net investment income of the estate or trust for such taxable year.

If a Fund purchases a debt obligation with original issue discount (OID) (including a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to include annually in its income a portion of the OID as ordinary income, even though the Fund may not receive cash payments for such OID until maturity or disposition of the obligation. Additionally, a Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than the original issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, deemed to have accrued through the sale date, will be taxable to shareholders as ordinary income.

In addition to the investments described above, shareholders should be aware that other investments made by a Fund may involve complex tax rules that could result in income or gain recognition by the Fund without corresponding current cash receipts. If noncash income is recognized by a Fund, the Fund may distribute cash derived from other sources so as to meet certain minimum distribution requirements. A Fund could be required at times to liquidate investments prematurely in order to satisfy those minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Cost Basis Reporting. Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.

The available methods for reporting your cost-basis include: “average cost basis,” “first in-first out” and “specific share identification.” You may elect which method you want to use by notifying BFDS in writing. This election may be revoked or changed by you at any time up to the date of your first redemption of Post-Effective Date Shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the Average Cost method—will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested by you.

Additionally, for redemptions of Fund shares on or after January 1, 2012, BFDS will first redeem all shares acquired prior to January 1, 2012 (“Pre-Effective Date Shares”), before redeeming any Post-Effective Date Shares. You continue to be responsible for tracking cost basis, and appropriately reporting sales of Pre-Effective Date Shares to the IRS. If BFDS has historically provided cost basis reporting on these Pre-Effective Date Shares, BFDS will continue to provide those reports. However, no cost basis reporting will be provided to the IRS on the sale of Pre-Effective Date Shares.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor(s) when selecting which cost basis tracking and relief methodology is in your best interest.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income.

Issues Related to Hedging, Derivatives and Option Investments. In the case of certain investments, the Code may require inclusion of certain unrealized gains or losses in the Fund’s income or characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, subject to exemptions and rate reductions under income tax treaties between the United States and certain foreign countries. The Fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax. However, if more than 50% in value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that would permit you to take a credit (or deduction) for foreign income taxes paid by the Fund. The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund you would be required to include in your gross income both dividends received from the Fund and your share of foreign income taxes paid by the Fund. Provided certain requirements are satisfied, you would be entitled to treat the foreign income taxes paid by the Fund as a credit against your United States federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit.

Passive Foreign Investment Companies. If a Fund invests in an entity that is classified as a passive foreign investment company (“PFIC”) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. The Fund may be able to remedy the potential adverse consequences of investing in a PFIC by electing to mark-to-market its PFIC holdings, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years. Alternatively, the Fund may make a “qualified electing fund” (“QEF”) election. Under such an election, the Fund generally would be required to include in its gross income its pro rata share of the PFIC’s ordinary income and long-term capital gain on a current basis, regardless of whether any distributions are received from the PFIC. However, the Fund may not be able to make a QEF election if it cannot obtain the necessary information from the PFIC.

Distributions Attributable to Depreciable Real Estate. Distributions of certain long-term gains that are attributable to dispositions of depreciable real estate by a REIT in which a Fund invests will be subject to a maximum tax rate of 25% for individual shareholders. Because the SSgA Tuckerman Active REIT Fund may invest a substantial portion of its assets in REITs, individual shareholders may be subject to the 25% maximum tax rate on a substantial portion of the distributions they receive from the Fund.

As of August 31, 2012 the Fund had capital loss carryovers of $25,644,755.

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSgA Funds includes the Institutional Class (the original class of shares) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY AND GUIDELINES

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor’s proxy voting policy and guidelines are attached to this Statement. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3)  on the SEC’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements as of and for the fiscal year ended August 31, 2012, appearing in the Funds’ 2012 Annual Report to Shareholders, and the reports of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing in the Annual Reports, are incorporated by reference in this Statement of Additional Information. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Fund has made in respect of any specific investment for other purposes. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

•

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

•

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•

Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.” The rating of Aa is assigned to bonds which are of “high quality by all standards.” Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

•

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

•

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

•

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

•	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Tax-Exempt Note Ratings. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings. The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•	AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

•	AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

•

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

•

A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

•	A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Tax-Exempt Notes Ratings. An S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Fitch’s Investors Service, Inc. (“Fitch”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

Short-Term Corporate, Commercial Paper, and Tax-Exempt Debt Ratings. Fitch’s short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

•	F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

•	F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff & Phelps Credit Rating Co. (“D&P”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited and IBCA Inc. (“IBCA”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson BankWatch (“Thompson”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. Thomson’s short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

APPENDIX: ADVISOR’S PROXY VOTING POLICY AND GUIDELINES

Introduction

SSgA Funds Management, Inc. (“SSgA FM”) is a registered investment adviser and a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long term economic value of client investments and as set forth in the SSgA FM Proxy Voting Guidelines (the “Proxy Voting Guidelines”).

Proxy Voting Procedure

Oversight

The SSgA FM Corporate Governance Team is responsible for implementing the Proxy Voting Guidelines, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues impacting shareholder value. The implementation of the Proxy Voting Guidelines is overseen by the SSgA FM Global Proxy Review Committee (“SSgA FM PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in more detail below. The SSgA FM PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee. In addition to voting proxies, SSgA:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

6)	documents the reason(s) for voting for all non-routine items; and

7)	keeps records of such proxy voting available for inspection by the client or governmental agencies.

Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Proxy Voting Guidelines.

Proxy Voting Process

SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance, to support our proxy voting process. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) applying SSgA FM’s Proxy Voting Guidelines; and (3) provides research and analysis relating to general corporate governance issues and specific proxy items.

On most routine proxy voting items (e.g., retention of auditors), ISS will effect the proxy votes in accordance with the Proxy Voting Guidelines and our standing instructions, which the SSgA FM Corporate Governance Team reviews with ISS on an annual basis or on a case-by-case basis as required. The guidance permits ISS to apply the Proxy Voting Guidelines without consulting us on each proxy and in a manner that is consistent with our investment view. On matters not directly covered by the Proxy Voting Guidelines, and we conclude there is no likelihood of impacting shareholder value, ISS may effect proxy votes in accordance with its own recommendations.

1

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote consistent with SSgA FM’s investment views and to maximize the value of our client accounts. In general, the Corporate Governance Team will engage in this additional review for:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); and

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

In some instances, the SSgA FM Corporate Governance Team may refer significant issues which are not addressed by our Proxy Voting Guidelines or guidance to ISS to the SSgA FM PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA FM PRC, the SSgA FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”). If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interest of our clients (i.e., to maximize the economic value of our clients’ securities).

Conflict of Interest

From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within our Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity; however, where matters do not fall within our Proxy Voting Guidelines or where we believe that voting in accordance with the Proxy Voting Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, SSgA has determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Director of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so the matter is referred to the SSgA FM PRC. The SSgA FM PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA FM PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

Engagement

SSgA FM conducts issuer engagement activity to support SSgA FM’s voting principles. SSgA FM believes engagement with portfolio companies is often the most active and productive way shareholders can exercise their ownership rights, with the goal of increasing shareholder value. SSgA FM regularly engages with companies to discuss corporate governance issues and to provide insight about the principles and practices that drive our voting decisions. In our discussions, we highlight the attributes and practices that we believe enhance the quality of corporate governance at companies. Some engagement topics include takeover defenses, merger transactions, proxy contests, board elections, sustainability issues, executive compensation, equity

2

compensation plans and other topical issues of interest to our clients as shareholders. Through our discussions, we seek to strengthen the quality of corporate governance with boards and management, which helps protect shareholder value.

The SSgA FM Governance Team is dedicated to providing governance research, analysis, issuer engagement and voting services. The SSgA FM Governance Team has no fixed set of priorities that dictate engagement practices. Instead, we view engagement practices as being dependent upon facts and circumstances, while giving consideration to the size of our total position of the issuer and/or the potential negative governance practices, performance profile, and circumstance at hand.

Nature and Form of Engagement

SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:

Reactive

Reactive engagement is initiated by the issuers and typically represents a majority of SSgA FM’s engagement activity. SSgA FM routinely discusses specific voting issues and items with the issuer community. These are viewed as an opportunity to address not only voting items, but also a wide range of governance items that impact shareholder value.

Recurring

Recurring engagement takes advantage of SSgA FM’s strong relationships with many of its largest holdings. SSgA FM maintains regular face-to-face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may impact long-term shareholder value.

Dynamic

Using screening tools designed to capture a mix of SSgA FM’s largest exposures to issuers demonstrating severe negative governance profiles, SSgA FM will actively seek direct dialogue with the board and management. In these cases, the dynamic engagement process represents the most meaningful chance for SSgA FM to protect long-term shareholder value from excessive risk due to governance related risks.

SSgA FM believes active engagement is best conducted individually and directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, such as shareholder conference calls, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement.

When Does SSgA FM Engage Issuers?

SSgA FM uses various methods to monitor its investments to determine which issuers require dynamic engagement. A blend of quantitative and qualitative research and data is used to identify potential engagement opportunities. SSgA FM sources internal and external research and screening tools to support the engagement process.

Voting and Engagement

SSgA FM believes engagement and voting activity have a direct relationship. Issuer engagement seeks to address significant shareholder concerns and governance issues. Logically, successful issuer engagement should reduce the need to vote against management. The integration and exercise of both these rights leads to a meaningful shareholder tool that seeks to achieve enhanced shareholder value on behalf of SSgA FM clients.

Developed and Non-Developed Markets

SSgA FM engagement philosophy applies across all global markets. We have found the opportunity and effectiveness of engagement activity directly correlates to the level of ownership and voting rights provided by local market laws. From market to market, engagement activity may take different forms in order to best achieve long term engagement goals.

Engagement in developed markets is a mature process for SSgA FM. In some cases, engagement activity is institutionalized into local best practices, such as the UK Stewardship Code overseen by Financial Reporting Commission (FRC). In the UK, disclosure

3

standards are high, allowing shareholders simple access to the key components of governance, such as board and by-law structure, remuneration policies and practices, sustainability data and reporting, among others. Further, shareholder rights are relatively high allowing for SSgA FM to engage on a variety of issues.

In many non-OECD markets we often supplement direct company engagement with participation in shareholder advocacy groups that seek change at a market level. This type of “top-down” approach should have a positive long-term impact by addressing shortcomings in local market laws on disclosure and shareholder rights.

Summary of Proxy Voting Guidelines

Directors and Boards

The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections, in a way, which we as a fiduciary, believe will maximize the monetary value of each portfolio’s holdings.

The role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. A strong and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan, and performs risk oversight and performance assessment of the CEO and management. In contrast, management implements the business strategy and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, SSgA FM routinely discusses the importance of the board with issuers.

SSgA FM believes the quality of a board is a measure of director independence and company governance practices. In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests.

Accounting and Audit Related Issues

SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. We expect auditors to provide assurance as of a company’s financial condition. Having trust in the accuracy of financial statements is important for shareholders to make decisions. Subsequently, SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

SSgA FM believes the audit committee is responsible for appointing, compensating, retaining and overseeing the issuer’s outside audit firm. In addition, SSgA FM believes the audit committee should approve audit and non-audit services performed by outside audit firms.

Capital Structure, Reorganization and Mergers

Though SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for oversight and input into management decisions that may affect a company’s value. Altering the capital structure of a company is

4

a critical decision for management, and in making such a critical decision, SSgA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

The organizational structure of a company or proposed modifications to a company, may improve the effectiveness of a company’s operations, thereby enhancing shareholder value. M&A issues may result in a substantial economic impact to a corporation. SSgA FM evaluates mergers and acquisitions on a case-by-case basis. SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term.

General/Routine

Although SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSgA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Environmental and Social Issues

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which SSgA FM philosophically agrees, but absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

International Statement

SSgA FM reviews proxies of non-US issuers consistent with our Principles and Proxy Voting Guidelines; however, SSgA FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes as corporate governance standards, disclosure requirements and voting mechanics differ from market to market. SSgA will vote issues in the context of our Proxy Voting Guidelines, as well as local market standards, where appropriate.

SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, or where issuer-specific special documentation is required or various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

5

SSgA FM Proxy Voting Guidelines

State Street Global Advisors Funds Management (“SSgA FM”) seeks to vote proxies for which it has discretionary authority in the best interests SSgA FM clients. This means that SSgA FM will make voting decisions in the manner SSgA believes will most likely protect and promote the long term economic value of client accounts. Absent unusual circumstances or specific client instructions, SSgA FM votes proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. SSgA FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. fund shareholders).

I. DIRECTOR RELATED ITEMS

Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

Director Elections

SSgA’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights

•	Board independence

•	Board structure

If a company demonstrates appropriate governance practices, SSgA believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSgA believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor,

•	Does the nominee provides professional services to the issuer,

•	Has the nominee attended an appropriate number of board meetings, or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSgA may withhold votes based on the following:

•	CEOs of public companies who sit on more than three public company boards.

6

•	Nominees who sit on more than six public company boards.

•

SSgA may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s).

•	SSgA may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period.

•	SSgA will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors.

•	SSgA will withhold votes from directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern.

•	Proposals to restore shareholders’ ability to remove directors with or without cause.

•	Proposals that permit shareholders to elect directors to fill board vacancies.

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected.

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy.

•	Shareholder proposals requiring two candidates per board seat.

Majority Voting

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

7

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Proxy Access

SSgA will consider proposals relating to Proxy Access on a case-by-case basis:

SSgA will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSgA FM will vote against limits to tenure.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

8

II. AUDIT RELATED ITEMS

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/fax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.*

Accept Financial Statements Consolidated Financial Statements and Statutory Reports

It is the auditor’s responsibility to provide assurance as of the company’s financial condition. Accordingly, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern, SSgA FM will accept the financial statement, allocation of income and/or statutory report.

III. CAPITAL STRUCTURE

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for U.S. firms and plus 100% of current authorized stock for international firms.

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

9

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Preemptive Rights and Non-Preemptive Rights

In general, SSgA FM supports issuance authority requests up to 100% of current share capital with preemptive rights. Requests for the authority to remove preemptive rights will be supported for share issuances that are less than a certain percentage (ranging from 5-20%, based on market practice) of the outstanding shares, unless even such a small amount could have a material dilutive effect on existing shareholders (e.g. illiquid markets).

For Hong Kong, SSgA FM does not support issuances that do not place limits on discounts or do not provide the authority to refresh the share issuance amounts without prior shareholder approval.

Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Dividends and Share Repurchase Programs

SSgA FM generally supports dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position.

Generally, SSgA FM votes for the authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.

IV. MERGERS AND ACQUISITIONS

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In

10

general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	At the time of voting, the current market price of the security exceeds the bid price

V. ANTI-TAKEOVER MEASURES

Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management's attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders' rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will support the adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause),

11

permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Special Meetings

SSgA will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their by-laws if:

•	The company also does not allow shareholders to act by written consent, OR

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSgA will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their by-laws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA will vote for management proposals related to special meetings.

Written Consent

SSgA will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their by-laws giving shareholders the right to call for a special meeting, OR

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares, AND

•	The company has a poor governance profile.

SSgA will vote management proposals on written consent on a case-by-case basis.

Super-Majority

SSgA FM will generally vote against amendments to by-laws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

VI. REMUNERATION

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

SSgA FM supports an annual advisory vote on executive compensation.

12

Approve Remuneration Report

SSgA FM will generally support remuneration reports that are judged to be in-line with local market practices. SSgA FM will generally vote against the approval of the remuneration report if the company fails to disclose information regarding any element of CEO remuneration including but not limited to, base salary, annual bonuses, and special bonuses relative to market practice.

If the company’s schemes allows for retesting of performance criteria over extended time period or for retesting if the original performance criteria was not met during the initial time period, SSgA FM may vote against the remuneration report.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution: To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA reviews that number in light of certain factors, including the industry of the issuer.

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible

•	The period of time covered by the plan

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control;

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Historical option grants: Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing: SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Share Repurchases: If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

13

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) do not disclose a definitive number of the shares to be bought back and, (iii) the time frame during which the shares will be bought back will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments: If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

SSgA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors

VII. MISCELLANEOUS/ROUTINE ITEMS

SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Opting out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•

General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduce and proposals to implement a reverse stock split to avoid delisting

14

•	Exclusive forum provisions

SSgA FM generally does not support the following miscellaneous/routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

VIII. ENVIRONMENTAL AND SOCIAL ISSUES

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Where it appears there is a potential effect on shareholder or economic value of a company that is related to a specific environmental or social issue, SSgA FM evaluates the shareholder proposal addressing the issue on a case-by-case basis. Absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

Record Keeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.

15

SSGATARSAI

Filed pursuant to Rule 485(b)

File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSgA S&P 500 INDEX FUND

DECEMBER 14, 2012

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Prospectus. This Statement describes the SSgA Funds generally and provides additional information about the SSgA S&P 500 Index Fund. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com. Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Master Trust Agreement”).

Effective June 1, 2000, the SSgA S&P 500 Index Fund (the “Fund”) may invest substantially all of its investable assets in the State Street Equity 500 Index Portfolio (the “Portfolio”) an investment company with substantially the same investment objectives, policies and restrictions as the Fund. In this structure, the Fund is a “feeder” fund that invests exclusively in the Portfolio, the corresponding “master” portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio’s expenses in proportion to their assets.

The SSgA Funds is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.

SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”) serves as the investment manager of the Fund.

DESCRIPTION OF INVESTMENTS AND RISKS

INVESTMENT STRATEGIES

The Fund’s Prospectus contains information about the investment objective and policies of the Fund. This SAI should only be read in conjunction with the Prospectus.

SSgA S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, the “master fund” that has the same investment objective as, and investment policies that are substantially similar to those of, the Fund.

In addition to the principal investment strategies and the principal risks of the Fund and Portfolio described in the Fund’s Prospectus, the Fund or Portfolio may employ other investment practices and may be subject to additional risks, which are described below. In reviewing these practices of the Fund, you should assume that the practices of the Portfolio are the same in all material respects.

(a) To the extent consistent with its investment objective and restrictions, the Fund may invest in the following instruments and use the following investment techniques:

U.S. Government Obligations. The Portfolio may purchase U.S. government securities. The types of U.S. government obligations in which the Portfolio may at times invest include: (1) U.S. Treasury obligations and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.

Repurchase Agreements. The Portfolio enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time (normally one business day). Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or “seller” defaults, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a Portfolio could suffer additional losses if a court determines that the Portfolio’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Portfolio’s shareholders.

When-Issued Transactions or Delayed Delivery Transactions. New issues of securities are often offered on a when-issued basis or delayed delivery basis and the Portfolio may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to the Portfolio until settlement takes place. The Portfolio segregates liquid securities in an amount at least equal to these commitments. For the purpose of determining the adequacy of these securities, the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Portfolio’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Portfolio. When entering into a when-issued transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

Securities purchased on a when-issued or delayed delivery basis and held by the Portfolio are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Portfolio remains substantially fully invested at the same time that it has purchased securities on a “when-issued” or “delayed delivery” basis, there will be a greater possibility of fluctuation in the Portfolio’s net asset value. When the Portfolio engages in a when-issued or delayed delivery transaction, it relies on the other counterparty to deliver the security. If the other party defaults, the Portfolio might suffer a loss or miss an opportunity to obtain the security at an advantageous price.

When payment for when-issued or delayed delivery securities is due, the Portfolio will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a market value greater or less than the Portfolio’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Illiquid Securities. The Portfolio may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits that have a maturity of longer than seven days,. Other securities considered illiquid are time deposits with maturities in excess of seven days, The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Section 4(2) Commercial Paper/Rule 144A Securities. The Portfolio may also invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“1933 Act”) (“Section 4(2) paper”) or in securities that that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”).

Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be exempt from the registration requirements of the 1933 Act. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the Portfolio’s investment restriction relating to investments in illiquid securities. Rule 144A securities generally must be sold only to other qualified institutional buyers.

Section 4(2) paper and Rule 144A securities will not be considered illiquid for purposes of each Fund’s and Portfolio’s percentage limitations on illiquid securities when the Adviser (pursuant to guidelines adopted by the Board of Trustees) determines that a liquid trading market exists for the securities in question. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(2) paper or Rule 144A securities.

Purchase of Other Investment Company Funds. The Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, which include funds managed by SSgA FM which invest exclusively in money market instruments or that have substantially similar investment objectives and policies. These investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, pursuant to an SEC Order, the amount of securities of underlying mutual funds that a Fund may hold may exceed the limitations in the 1940 Act, provided that certain conditions are met. The conditions are intended to address certain abuses perceived to be associated with a “fund -of -funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund -of -funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Cash Reserves. The Portfolio may hold portions of its assets in short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of: (i) short-term obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated at the time of purchase Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or AA or higher by S&P or, if unrated, of comparable quality in the opinion of SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”); (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser. To the extent that the Portfolio holds the foregoing instruments its ability to track its corresponding Index may be adversely affected. See Appendix A for more information on the ratings of debt instruments.

Lending of Portfolio Securities. The Portfolio has the authority to lend portfolio securities to brokers, dealers and other financial organizations in amounts up to 33 1/3% of the total value of its assets. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Futures Contracts and Options on Futures. The Portfolio may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts.

Futures contracts. A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Futures contracts are traded in the United States only on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a “closing transaction”). Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the futures broker. The initial margin serves as a “good faith” deposit that the Portfolio will honor its futures commitments. Subsequent payments (called “variation margin” or “maintenance margin”) to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs. If the Portfolio is unable to enter into a closing transaction, the amount of the Portfolio’s potential loss may be unlimited.

The Portfolio will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

Options on Securities and Securities Indices. The Portfolio may purchase or sell options on securities in which it may invest and on indices that are comprised of securities in which it may invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded. Typically, a call option will be profitable to the holder of the option if the value of the security or the index increases during the term of the option; a put option will be valuable if the value of the security or the index decreases during the term of the option. The Portfolios may also invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.

(b) Description of Benchmark Index. The following is a description of the index against which the Fund measures its performance.

The S&P 500® Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation (“Standard & Poor’s”) to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The Index is structured to approximate the general distribution of industries in the U.S. economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor’s believes the stock to be an attractive investment, nor is Standard & Poor’s a sponsor or in any way affiliated with the Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its float adjusted capitalization. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the U.S. gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process.

Additional Information Concerning the S&P 500

The Equity 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s(R), a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of shares of the Equity 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to track general stock market performance. S&P’s only relationship to the Equity 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500, which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Equity 500 Index Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the price and number of shares of the Equity 500 Index Fund or the timing of the issuance or sale of shares of the Fund, or calculation of the equation by which shares of the Fund are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of shares of the Equity 500 Index Fund.

S&P does not guarantee the accuracy or the completeness of the S&P 500 or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Equity 500 Index Fund, owners of shares of the Fund or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

SELECTIVE DISCLOSURE OF THE SSgA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)	The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b)	The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities (e.g., the Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and Advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)	The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)	The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)	The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Board of Trustees, the Funds’ Administrator or the Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisors Act of 1940, as amended. It is the policy of the Funds’ Administrator and the Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

Master Trust’s Portfolio Holdings Disclosure Policy. The Master Trust discloses to the general public the complete schedule of portfolio holdings of the Portfolios for the second and fourth fiscal quarters on Form N-CSR, and for the first and third fiscal quarters on Form N-Q, within 60 days of the end of the respective quarter, by filing the applicable Form with the SEC.

In general, the Master Trust’s Policy provides that portfolio holdings may be disclosed by the Master Trust on a selective basis only by an officer of the Master Trust or a member of the Portfolio’s Adviser’s compliance department (“Authorizing Officer”) where it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Authorizing Officer shall attempt to uncover any apparent conflict between the interests of Portfolio’s shareholders on the one hand and those of the Adviser, the Portfolio’s underwriter and their affiliates on the other. For example, an Authorizing Officer may inquire whether a portfolio manager of the Portfolio has entered into any special arrangements with the requestor to share confidential portfolio holdings information in exchange for a substantial investment in the Portfolio or other products managed by the portfolio manager. Any potential conflicts between shareholders and affiliated persons of the Portfolio that arise as a result of a request for portfolio holdings information shall be evaluated by the Authorizing Officer in the best interests of shareholders

INVESTMENT RESTRICTIONS

The Fund is subject to the following investment restrictions. The Portfolio in which the Fund invests has substantially the same investment restrictions as the Fund. Restrictions 1 through 10 are fundamental and restrictions 11 through 13 are non-fundamental. A non-fundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply at the time an investment is made.

1.	The Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent its underlying index concentrates in those industries.

2.	The Fund will not borrow more than 33-1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

3.	With respect to 75% of its total assets, the Fund will not invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies, and instrumentalities), if immediately after and as a result of such investment (i) the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets or (ii) the Fund holds more than 10% of the voting securities of the issuer.

4.	The Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets.

5.	The Fund will not purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

6.	The Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

7.	The Fund will not engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

8.	The Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

9.	The Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment Advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

10.	Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

11.	The Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the Fund.

12.	The Fund will not invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

13.	The Fund will not make investments for the purpose of gaining control of an issuer’s management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats U.S. domestic banks and foreign branches of U.S. banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

Under the 1940 Act, the Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33  1/3%) of its total assets (including those assets represented by the borrowing). Accordingly, if the Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33  1/3%) of its assets. The limitations on borrowing apply constantly and not only at the time a borrowing is made.

The Fund will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.

TEMPORARY DEFENSIVE POSITIONS

From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at the Fund’s affiliated custodian. The Advisor has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, a Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

The Fund buys securities and holds them until the index changes or deletes the securities. Except as otherwise stated in a Fund’s Prospectus or this Statement, the Advisor’s sell discipline for each Fund’s investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, such as to cover redemptions, appears advisable.

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

The Fund had the following portfolio turnover rates during the last three fiscal years ended August 31:

2012	2011	2010
19%	2%	13%

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, day-to-day management required by SSgA Funds (see the section called “Investment Advisory and Other Services”). The Board has engaged the Advisor to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Advisor and other service providers in the operation of the SSgA Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Master Trust Agreement.

The Trustees hold office for the life of SSgA Funds subject to any retirement policy adopted by the Independent Trustees. The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a resignation is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for such consideration by the other Independent Trustees. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Trustees who are not “interested persons” of SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of SSgA Funds’ operations. For the fiscal year ended August 31, 2012, the Board of Trustees held 10 meetings (including two meetings of solely the Independent Trustees).

The Board of Trustees has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the SSgA Funds complex, including factors such as the number of series or portfolios that comprise the Trust and the SSgA Funds complex, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board of Trustees considered that the Board is composed of four Independent Trustees and that only an Independent Trustee may serve as the Chairman of the Board. In addition, to further align the Independent Trustees’ interests with those of Fund shareholders, the Board of Trustees has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment of at least equal to one year of his or her base retainer in the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the SSgA Funds.

The Chairman presides at all meetings of the Board of Trustees and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board of Trustees from time to time. The Independent Trustees believe that the Chairman’s independence is consistent with, and appropriate in light of, the performance of his duties and the fulfillment of his obligations with respect to the Trust and the shareholders of the Funds. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Trustees has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisor.

The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Advisor, the Administrator, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Trust’s investment management, distribution and business affairs. Each of the Advisor, the Administrator, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its regular oversight of the Funds and Trust, the Board of Trustees, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Advisor, the Administrator, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. Each of the Advisor and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models. The Board of Trustees, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board of Trustees has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. Material changes to the compliance program are reviewed by and approved by the Board of Trustees. In addition, as part of the Board’s periodic review of the Funds’ advisory, administrative, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Advisor and the Distributor, the Board of Trustees also reviews business continuity and disaster recovery plans. With respect to valuation, the Board of Trustees approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The Advisor is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board of Trustees regarding these and related matters. In addition, the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Advisor and the independent registered public accounting firm assist the Board of Trustees in performing its oversight function of valuation activities and related risks.

The Board of Trustees recognizes that not all risks that may affect the Trust or a Fund may be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board of Trustees with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board of Trustees. The Board of Trustees has implemented a Committee structure that allows the Board to allocate areas of responsibility among Committees of Independent Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the SSgA Funds by the Board. The purpose and function of the Committees is described below; and each Committee is comprised of all of the Independent Trustees other than the Chairman:

•

The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’

independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) consider and, if appropriate, pre-approve Fund audit services and associated fees; (ix) consider and, if appropriate, pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee meets regularly and for the fiscal year ended August 31, 2012, it held five meetings.

•

The Valuation Committee’s primary purpose is to make fair value determinations when appropriate under the SSgA Funds’ Securities Valuation Procedures and to review the actions and recommendations of the Oversight Committee no less often than quarterly. SSgA Funds has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. For the fiscal year ended August 31, 2012, the Valuation Committee held no meetings.

•

The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board Committees and review the responsibilities of each Committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Governance Committee performs an annual self-evaluation of Board members. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Nominating Sub-Committee reviews the mix of skills and other relevant experiences of the Trustees. The Nominating Sub-Committee will not consider nominees recommended by securities holders. The Governance Committee meets regularly and for the fiscal year ended August 31, 2012, it held two meetings.

•

The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from SSgA Funds’ Chief Compliance Officer; to oversee generally SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by SSgA Funds, its officers or the Trustees. The QLCC meets regularly and during the fiscal year ended August 31, 2012, it held four meetings.

The Trustees have varied experiences, attributes and skills that are utilized in overseeing the activities of the SSgA Funds, reviewing contractual arrangements with companies that provide services to the Funds, and reviewing Fund performance. Among the attributes or skills common to all Trustees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The following lists SSgA Funds’ Trustees, their mailing addresses and ages, present and principal occupations, other directorships held in companies with publicly traded securities and registered investment companies, held during the past five years, and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The following also includes, for any Trustee that is an interested person of the Trust, any position held by such Trustee with an affiliated person or principal underwriter of SSgA Funds and length of time served.

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(1)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 71	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC	• April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner; • Member, Financial Planners Association; • Director, SPCA of Bucks County, PA; and • Director, The Ann Silverman Community Clinic of Doylestown, PA.	14	None.

Independent Trustee Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 65	• Trustee since 1988 • Independent Chairman of the Board since January 2009 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC	• 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); • 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); • January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	14	SPDR Europe 1 Plc Board (2011 – Present)

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(1)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 68	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Chairman, QLCC

•    March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);

•    1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);

•    1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation);

•    September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care);

•    1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and

•    2003 to 2009, Trustee, Gettysburg College.

			14	None.

Independent Trustee Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 70	• Trustee since 1991 • Member, Audit Committee • Chairman, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); • Until December 2008, Independent Director, SSgA Cash Management Fund plc; • Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and • Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	14	None.

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

Principal Officer Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected by Trustees	Principal Occupation(s) During Past Five Years
Ellen M. Needham State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 46	• President and Principal Executive Officer since October 2012

•   June 2012 to Present , President SSgA Funds Management, Inc. (investment advisor), Senior Managing Director SSgA;

•   March 2012 to June 2012, Chief Operating Officer and Senior Managing Director, SSgA Funds Management, Inc. (investment advisor); and

•   March 2011 to Present, Senior Managing Director (July 2007 to March 2011, Managing Director; June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Ann M. Carpenter State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 47	• Vice President since October 2012

•   March 2008 to Present, Vice President SSgA Funds Management, Inc. (investment advisor) and State Street Global Advisors; and

•   November 2005 to April 2008, Principal, SSgA Funds Management, Inc. and State Street Global Advisors.

Jacqueline Angell State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 39	• Chief Compliance Officer since April 2011

•   July 2008 to Present, Vice President, SSgA Funds Management, Inc. (investment advisor);

•   July 2008 to Present, Vice President, State Street Global Advisors; and

•   April 2006 to June 2008, Director, Investment Advisor Oversight, Fidelity Investments.

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 47	• Treasurer and Principal Accounting Officer, effective January 1, 2013	• Vice President of State Street Bank and Trust Company (prior to July 2, 2007, Investors Financial Corporation) (since 2002).

Ryan M. Louvar State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 40	• Secretary, effective January 1, 2013	• Vice President and Senior Managing Counsel, State Street Bank and Trust Company (2005-present).

Through December 31, 2012, the following persons hold principal offices of the Funds and are compensated by Russell Fund Services Company or its affiliates:

Mark E. Swanson 1301 Second Avenue, 18th Floor Seattle, WA 98101 Age: 50	• Treasurer and Principal Accounting Officer (November 2000 through December 2012)

•   October 2011 to Present, Head of North America Operations (2009 to October 2011, Global Head of Fund Operations), Russell Investments;

•   Director—Fund Administration, Russell Investment Management Company, Russell Fund Services Company, Russell Trust Company; and Russell Financial Services Company; and

• Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds.

Mary Beth Rhoden 1301 Second Avenue, 18th Floor Seattle, WA 98101 Age: 44	• Secretary and Chief Legal Officer (January 2012 through December 2012)

•   2010 to Present, Secretary and Chief Legal Officer, Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”) (registered investment companies) (1999 to 2010, Assistant Secretary);

•   2010 to Present, Secretary and Chief Legal Officer, Russell Exchange Traded Funds Trust;

•   2010 to Present, Associate General Counsel, Frank Russell Company (investment advisor) (prior to 2010, Associate Counsel); and

•   Secretary, Russell Investment Management Company (investment advisor), Russell Fund Services Company (transfer agent) and Russell Financial Services, Inc. (broker-dealer).

TRUSTEE COMPENSATION

Independent Trustees are compensated on a calendar year basis. The compensation schedule in effect starting January 1, 2013 is an annual base retainer fee of $100,000 and annual retainers for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); and $4,000 (QLCC). The SSgA Funds’ Chairman receives an additional annual retainer of $40,000. The Committee Chairmen each receive an annual retainer fee as follows: $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, QLCC, and Valuation Committee). The Independent Trustees are paid a fee for each meeting attended of $6,000 (regular Board of Trustees meetings and meetings of the Independent Trustees); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (special QLCC meetings), and $2,500 (special telephonic meetings). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2012, none of the Independent Trustees participated in the optional deferred compensation program. The SSgA Funds’ officers are compensated by the Funds’ Advisor and its affiliates.

Trustee Compensation Table

For The Fiscal Year Ended August 31, 2012

	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Independent Trustees
Lynn L. Anderson*	$148,813	$0	$0	$148,813
William L. Marshall	$188,035	$0	$0	$188,035
Steven J. Mastrovich**	$17,959	$0	$0	$17,959
Patrick J. Riley, Chairman of the Board	$210,372	$0	$0	$210,372
Richard D. Shirk	$180,510	$0	$0	$180,510
Bruce D. Taber	$181,225	$0	$0	$181,225

*	Ceased to be a Trustee effective August 26, 2012.
**	Ceased to be a Trustee effective October 3, 2011.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2011

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
William L. Marshall	Disciplined Equity Fund	$10,001-$50,000	Over $100,000
	Emerging Markets Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000
Patrick J. Riley	International Stock Selection Fund	$50,001-$100,000	Over $100,000
	Emerging Markets Fund	Over $100,000
	Dynamic Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000
	Directional Core Equity Fund	$10,001-$50,000
	Tuckerman Active REIT	$10,001-$50,000
	S&P 500 Index Fund	Over $100,000
	Money Market Fund	$1-$10,000
Richard D. Shirk	Dynamic Small Cap Fund	$10,001-$50,000	Over $100,000
	Emerging Markets Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000
Bruce D. Taber	S&P 500 Index Fund	$10,001-$50,000	$50,001-$100,000
	International Stock Selection Fund	$10,001-$50,000

TRUSTEES AND OFFICERS OF THE MASTER FUNDS

The trustees of the State Street Master Funds (the “Master Funds” or the “Trust” in this section) are responsible for generally overseeing the Master Funds’ business. The following table provides biographical information with respect to each trustee and officer of the Master Funds.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST FIVE YEARS
INDEPENDENT TRUSTEES

Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 Age: 66	Trustee and Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995- present).	22	Trustee, State Street Master Funds; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; and Director, Reaves Utility Income Fund, Inc.

William L. Boyan State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 74	Trustee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 -1999) Mr. Boyan retired in 1999; Emeritus, Children’s Hospital, Boston, MA (1984 - 2010); Former Trustee, Old Mutual South Africa Master Trust (investments) (1995 - 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1994 -2008).	22	Trustee, State Street Master Funds; Former Trustee of Old Mutual South Africa Master Trust; Former Trustee, Children’s Hospital Boston, MA; and Trustee Florida Stage.

Rina K. Spence State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 62	Trustee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (2000 - present); Chief Executive Officer, IEmily.com (internet company) (2000 -2001); Chief Executive Officer, Consensus Pharmaceutical, Inc. (1998-1999); Founder, President and Chief Executive Officer, Spence Center for Women’s Health (1994 -1998); President and Chief Executive Officer, Emerson Hospital (1984-1994); Trustee, Eastern Enterprise (utilities) (1988- 2000).	22	Trustee, State Street Master Funds; Director, Berkshire Life Insurance Company of America (1993-2009); Director, IEmily.com, Inc. (2000-. 2010); Trustee, National Osteoporosis Foundation (2005-2008).

Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 70	Trustee	Term: Indefinite Elected: 7/99	Executive Vice President, Chase Manhattan Bank (1987 -1999). Mr. Williams retired in 1999.	22	Trustee, State Street Master Funds; Treasurer, Nantucket Educational Trust, (2002-2007).

INTERESTED TRUSTEES(1)

James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 46	Trustee	Term: Indefinite Elected Trustee: 2/07	Chairman and Director, SSgA Funds Management Inc. (investment adviser) (2005-present); President, SSgA Funds Management, Inc. (2005-2012); Senior Managing Director, State Street Global Advisors (2006-present); Principal, State Street Global Advisors (2006-present).	22	Trustee, State Street Master Funds; Trustee, SPDR® Series Trust; Trustee, SPDR® Index Shares Trust; and Trustee, Select Sector SPDR® Trust.

(1)	Mr. Ross is an Interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of the Trust.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS:

Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 46	President	Term: Indefinite Elected: October 2012	President and Director, SSgA Funds Management, Inc. (June 2012-present); Chief Operating Officer, SSgA Funds Management, Inc. (May 2010-June 2012); Senior Managing Director, SSgA Funds Management, Inc. (1992-2012)*; Senior Managing Director, State Street Global Advisors (1992-present).*

Ann M. Carpenter SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Age: 46	Vice President	Term: Indefinite Served: since September 2012	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2005-present).*

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 Age: 47	Treasurer Assistant Treasurer	Term: Indefinite Elected: 11/10 11/08 -11/10	Vice President of State Street Bank and Trust Company (prior to July 2, 2007, Investors Financial Corporation) (since 2002).

Chad C. Hallett State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 Age: 42	Assistant Treasurer	Term: Indefinite Elected: 09/11	Vice President, State Street Bank and Trust Company (2001-2010). *

Caroline Connolly State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 Age: 35	Assistant Treasurer	Term: Indefinite Elected: 09/11	Assistant Vice President of Fund Administration of State Street Bank and Trust Company (2007 - present); Assistant Vice President of Eaton Vance Management (2005-2007).

Jacqueline Angell State Street Bank and Trust Company 20 Churchill Place London, UK E14 5HJ Age: 36	Chief Compliance Officer	Term: Indefinite Elected: 04/11	Head of UK Compliance, State Street Bank and Trust Company (July 2012-present); Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008-2012); Director of Investment Adviser Oversight, Fidelity Investments (2006 -2008).

Ryan M. Louvar State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 40	Secretary	Term: Indefinite Elected: 2/12	Vice President and Senior Managing Counsel, State Street Bank and Trust Company (2005-present).

Mark E. Tuttle State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 42	Assistant Secretary	Term: Indefinite Elected: 2/12	Vice President and Counsel, State Street Bank and Trust Company (2007-present); Assistant Counsel, BISYS Group, Inc. (2005-2007) (a financial services company).

Scott E. Habeeb State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 44	Assistant Secretary	Term: Indefinite Elected: 2/12	Vice President and Counsel, State Street Bank and Trust Company (2007-present); Legal Analyst, Verizon Communications (2004-2007).

*	Served in various capacities and/or with various affiliated entities during noted time period.

The By-Laws of the Trust provide that the Trust shall indemnify each person who is or was a Trustee of the Trust against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the Trust’s best interest. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Summary of Trustees’ Qualifications—Master Funds

Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the Trust’s Board.

Michael F. Holland: Mr. Holland is an experienced business executive with over 41 years of experience in the financial services industry including 16 years as a portfolio manager of another registered mutual fund; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Trust’s Board of Trustees and related Committees for 12 years (since the Trust’s inception) and possesses significant experience regarding the Trust’s operations and history.

William L. Boyan: Mr. Boyan is an experienced business executive with over 41 years of experience in the insurance industry; his experience includes prior service as a trustee, director or officer of various investment companies and charities and an executive position with a major insurance company. He has served on the Trust’s Board of Trustees and related Committees for 12 years (since the Trust’s inception) and possesses significant experience regarding the Trust’s operations and history.

Rina K. Spence: Ms. Spence is an experienced business executive with over 31 years of experience in the health care and utilities industries; her experience includes service as a trustee, director or officer of various investment companies and charities and chief executive positions for various health and utility companies. She has served on the Trust’s Board of Trustees and related Committees for 12 years (since the Trust’s inception) and possesses significant experience regarding the Trust’s operations and history.

Douglas T. Williams: Mr. Williams is an experienced business executive with over 40 years of experience in the banking industry; his experience includes service as a trustee or director of various investment companies and charities and senior executive positions of major bank organizations. He has served on the Trust’s Board of Trustees and related Committees for 12 years (since the Trust’s inception) and possesses significant experience regarding the Trust’s operations and history.

James E. Ross: Mr. Ross is an experienced business executive with over 22 years of experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Trust’s Board of Trustees for four years and as President of the Trust for seven years and possesses significant experience regarding the Trust’s operations and history. Mr. Ross is also a senior executive officer of the Adviser.

References to the experience, attributes and skills of Trustees above are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 20, 2012, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of Investment Company’s voting securities.

As of November 20, 2012, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

SSgA S&P 500 Index Fund

•	ING National Trust, 1 Orange Way #B3N, Windsor, CT 06095-4774—11.37%

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281—23.53%

•	TD Ameritrade Inc. for the exclusive benefit of our clients, PO Box 2226, Omaha, NE 68103-2226 – 5.97%

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is One Lincoln Street, Boston, MA 02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

The Fund currently invests all of its assets in a related portfolio that has the same investment objectives and substantially the same investment policies as the Fund. As long as the Fund remains completely invested in a portfolio (or any other investment company), the Advisor is not entitled to receive any investment advisory fee with respect to the Fund. The Fund may withdraw its investment from the related portfolio at any time if the Investment Company’s Board of Trustees determines that it is in the best interests of the Fund and its shareholders to do so. The Investment Company has retained the Advisor as investment advisor to manage the Fund’s assets in the event that the Fund withdraws its investment from its related portfolio.

The Advisor is also the investment Advisor to each of the related portfolios pursuant to an investment advisory agreement (the “Portfolio Advisory Agreement”) between the Advisor and State Street Master Funds, on behalf of the portfolios. The Advisor receives an investment advisory fee with respect to each related portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the Investment Company on behalf of the Fund and the Advisor. The fund that invests in a related portfolio bears a proportionate part of the management fees paid by the portfolio (based on the percentage of the portfolio’s assets attributable to the fund).

Other Accounts Managed. All employees of SSgA FM, including those portfolio managers that have responsibilities for registered funds, are also employees of SSgA. As an employee of SSgA, a portfolio manager may manage other types of funds and accounts, such as bank commingled funds or separate accounts, including actively managed accounts that are considered “hedge” funds or market neutral funds or funds that engage in short sales. Conflicts of interest may potentially arise in SSgA FM’s side-by-side management of multiple accounts. It is the policy of SSgA and SSgA FM to seek to treat all client accounts fairly and equitably.

As discussed in more detail below, examples of circumstances that may give rise to such potential conflicts of interest or the appearance of conflicts of interest include, but are not limited to:

•	Managing a portfolio that pays a performance fee alongside a portfolio that does not pay a performance fee;

•	Managing a registered mutual fund alongside a bank-maintained fund (e.g. a CTF or CIF);

•	Managing a separate account alongside a commingled fund;

•	The use of “conflicting trades,” i.e., selling short for one client portfolio a security held active long for another client portfolio; and

•	The execution of transactions shortly before or after related transactions in a different account.

As discussed above, a potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee.

The Advisor has established processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. These policies permit portfolio managers to aggregate their clients’ trades where appropriate and require that aggregated client trades generally be allocated on a pro-rata basis where clients receive the average price and commission when more than one trade is executed, or more than one broker is used to execute the transactions.

The Advisor manages each Fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets has been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of August 31, 2012

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles	Assets Under Management (in billions)	Other Types of Accounts	Assets Under Management (in billions)	Asset Total (in billions)
Karl Schneider, John Tucker	97	$97.17	257*	$266.86*	387**	$354.25**	$718.28

*	Includes 7 accounts with performance based fees and assets of $0.95 billion.
**	Includes 2 accounts with performance based fees and assets of $8.70 billion.

Ownership of Securities. As of August 31, 2012, the portfolio managers do not beneficially own any shares of the Fund.

Compensation. The compensation of the Advisor’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA Funds Management, Inc. is a part of State Street Corporation and, therefore, works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations.

ADMINISTRATOR

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”). RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). The Administrator’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

RFSC is an affiliate of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including: (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will: (1) supervise all aspects of the Funds’ operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the SEC; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

Effective January 1, 2013, the Board of Trustees of the Trust has approved State Street Bank and Trust Company (“State Street) to serve as the SSgA Funds’ administrator. It is anticipated that State Street will provide substantially similar services as RFSC. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company, and is affiliated with the Advisor. State Street’s mailing address is 4 Copley Place, 5th Floor; Boston, MA 02116.

The Fund accrued the following expenses to Russell Fund Services Company as administrator during the last three fiscal years ended August 31:

2012	2011	2010
$340,316	$343,279	$334,591

CUSTODIAN

State Street serves as the SSgA Funds’ Custodian. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

•

Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end gross assets of the complex: First $30 billion—0.75 basis point (b.p.); over $30 billion—0.50 b.p. (domestic accounting); First $10 billion—1.50 b.p.; over $10 billion—1.00 b.p. (international accounting);

•

Custody. For domestic custody, a fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other SSgA money market funds): First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p.

In addition, the Custodian receives various transaction fees, class-specific fees, system access fees, loan servicing fees and other special service fees, along with out-of-pocket expenses.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs); and omnibus transparency Full services fees of $.45 per underlying sub-position on an Intermediary’s system for an omnibus account (an “accountlet”) from 0-500,000; $.45 for 500,001 to 2,000,000 (waived), and $.10 for 2,000,0001 and greater; investigation fees of $3,000 to $5,000 per month depending on the number of accountlets. BFDS is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 30 Dan Road, Canton, MA 02021.

DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to an Amended and Restated Distribution Agreement dated April 11, 2012 (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

The Fund accrued the following expenses to the Distributor during the fiscal years ended August 31:

2012	2011	2010
$573,473	$601,370	$634,401

For the fiscal year ended August 31, 2012 these amounts are reflective of the following individual payments:

Advertising	$79
Printing	$14,261
Compensation to Dealers	$277,501
Compensation to Sales Personnel	$147,293
Other*	$134,339

*	Includes such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each Fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plan, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the Funds by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the “Plan”), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (“Intermediaries”), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Intermediaries; arranging for bank wires transferring customers’ funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the Fund and/or the Distributor, payment that shall not exceed ..20% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; and High Net Worth Services division of State Street Bank and Trust Company. The purpose of the Service Agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the Fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of Fund shares, are not permitted by the Plan to exceed .25% of a Fund’s average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 15 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each Fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or (ii) sponsorship of regional or national events of Intermediaries.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations.

The Fund paid the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:

2012	2011	2010
$45,230	$323,486	$329,597

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. Deloitte Tax LLP is responsible for the review of the Funds’ federal tax returns. The mailing address of Deloitte & Touche LLP and Deloitte Tax LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA 02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits for SSgA. Although the Advisor’s clients’ commissions are not used for third party soft dollars, SSgA and SSgA FM clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

PRICING OF FUND SHARES

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Funds described in this Statement determine the price per share once each business day (unless otherwise noted) at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange or Federal Reserve is closed (including weekends and holidays or after 4 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of Funds shares when the shareholder is not able to purchase or redeem Funds shares. Further, because foreign securities markets may close prior to the time the Funds determine net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the Funds are not open for business. As a result, the net asset value of Funds shares may fluctuate on days when Funds shareholders may not buy or sell Funds shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the market price of the security. Calculations are periodically made to compare the value of the Fund’s investments valued at amortized cost with market values. Market valuations are generally obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with the Securities Valuation Procedures, in the event market quotations are not readily available for certain portfolio assets, for purposes of the market value comparison, the fair value of such portfolio assets will be determined by the Funds’ Oversight Committee (or, in some cases, the Board’s Valuation Committee). If a deviation of 1/2 of 1% or more were to occur between the NAV per share calculated by reference to market values and a Fund’s $1.00 per share NAV, or if there were any other deviation that the Board believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If the Fund’s NAV (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board might temporarily reduce or suspend dividend payments in an effort to maintain the NAV at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s NAV (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board might supplement dividends in an effort to maintain the NAV at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Funds’ NAV also may be processed on a confirmed basis.

For example, in periods of declining interest rates, the daily yield on Funds shares computed by dividing the annualized daily income on the Funds’ portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Funds shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

This document does not address considerations applicable to foreign shareholders. Foreign shareholders should consult their own tax advisors as to if and how U.S. federal income taxes and U.S. federal withholding requirements apply to them.

Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders, provided that certain minimum distribution and other requirements are met. The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98.2% of its capital gain net income, generally for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from any preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

As of the date of this document, generally, the maximum stated U.S. federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net long-term capital gain. Rates applicable to individuals are scheduled to increase, for taxable years beginning after December 31, 2012, to a maximum of 39.6% for ordinary income and generally 20% for net long-term capital gains. In addition, for taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including distributions from a Fund and gain from the sale or exchange of shares of a Fund) of U.S. individuals, estates and certain trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. In the case of an estate or trust, the amount subject to the 3.8% Medicare tax will not exceed the undistributed net investment income of the estate or trust for such taxable year.

If a Fund purchases a debt obligation with original issue discount (OID) (including a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to include annually in its income a portion of the OID as ordinary income, even though the Fund may not receive cash payments for such OID until maturity or disposition of the obligation. Additionally, a Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than the original issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, deemed to have accrued through the sale date, will be taxable to shareholders as ordinary income.

In addition to the investments described above, shareholders should be aware that other investments made by a Fund may involve complex tax rules that could result in income or gain recognition by the Fund without corresponding current cash receipts. If noncash income is recognized by a Fund, the Fund may distribute cash derived from other sources so as to meet certain minimum distribution requirements. A Fund could be required at times to liquidate investments prematurely in order to satisfy those minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Cost Basis Reporting. Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.

The available methods for reporting your cost-basis include: “average cost basis,” “first in-first out” and “specific share identification.” You may elect which method you want to use by notifying BFDS in writing. This election may be revoked or changed by you at any time up to the date of your first redemption of Post-Effective Date Shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the Average Cost method—will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested by you.

Additionally, for redemptions of Fund shares on or after January 1, 2012, BFDS will first redeem all shares acquired prior to January 1, 2012 (“Pre-Effective Date Shares”), before redeeming any Post-Effective Date Shares. You continue to be responsible for tracking cost basis, and appropriately reporting sales of Pre-Effective Date Shares to the IRS. If BFDS has historically provided cost basis reporting on these Pre-Effective Date Shares, BFDS will continue to provide those reports. However, no cost basis reporting will be provided to the IRS on the sale of Pre-Effective Date Shares.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor(s) when selecting which cost basis tracking and relief methodology is in your best interest.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income.

Issues Related to Hedging, Derivatives and Option Investments. In the case of certain investments, the Code may require inclusion of certain unrealized gains or losses in the Fund’s income or characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, subject to exemptions and rate reductions under income tax treaties between the United States and certain foreign countries. The Fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax. However, if more than 50% in value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that would permit you to take a credit (or deduction) for foreign income taxes paid by the Fund. The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund you would be required to include in your gross income both dividends received from the Fund and your share of foreign income taxes paid by the Fund. Provided certain requirements are satisfied, you would be entitled to treat the foreign income taxes paid by the Fund as a credit against your United States federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit.

Passive Foreign Investment Companies. If a Fund invests in an entity that is classified as a passive foreign investment company (“PFIC”) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. The Fund may be able to remedy the potential adverse consequences of investing in a PFIC by electing to mark-to-market its PFIC holdings, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years. Alternatively, the Fund may make a “qualified electing fund” (“QEF”) election. Under such an election, the Fund generally would be required to include in its gross income its pro rata share of the PFIC’s ordinary income and long-term capital gain on a current basis, regardless of whether any distributions are received from the PFIC. However, the Fund may not be able to make a QEF election if it cannot obtain the necessary information from the PFIC.

Distributions Attributable to Depreciable Real Estate. Distributions of certain long-term gains that are attributable to dispositions of depreciable real estate by a REIT in which a Fund invests will be subject to a maximum tax rate of 25% for individual shareholders. Because the Fund may invest a substantial portion of its assets in REITs, individual shareholders may be subject to the 25% maximum tax rate on a substantial portion of the distributions they receive from the Fund.

As of August 31, 2012, the Fund had no net tax basis capital loss carryovers.

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSgA Funds includes the Institutional Class (the original class of shares) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY AND GUIDELINES

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor’s proxy voting policy and guidelines are attached to this Statement. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the SEC’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements as of and for the fiscal year ended August 31, 2012, appearing in the Funds’ 2012 Annual Report to Shareholders, and the reports of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing in the Annual Reports, are incorporated by reference in this Statement of Additional Information. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Fund has made in respect of any specific investment for other purposes. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

•

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

•

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•

Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.” The rating of Aa is assigned to bonds which are of “high quality by all standards.” Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

•

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

•

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

•

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

•	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Tax-Exempt Note Ratings. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings. The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•	AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

•	AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

•

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

•

A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

•	A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Tax-Exempt Notes Ratings. An S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Fitch’s Investors Service, Inc. (“Fitch”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

Short-Term Corporate, Commercial Paper, and Tax-Exempt Debt Ratings. Fitch’s short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

•	F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

•	F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff & Phelps Credit Rating Co. (“D&P”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited and IBCA Inc. (“IBCA”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson BankWatch (“Thompson”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. Thomson’s short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

APPENDIX: ADVISOR’S PROXY VOTING POLICY AND GUIDELINES

Introduction

SSgA Funds Management, Inc. (“SSgA FM”) is a registered investment adviser and a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long term economic value of client investments and as set forth in the SSgA FM Proxy Voting Guidelines (the “Proxy Voting Guidelines”).
Proxy Voting Procedure

Oversight

The SSgA FM Corporate Governance Team is responsible for implementing the Proxy Voting Guidelines, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues impacting shareholder value. The implementation of the Proxy Voting Guidelines is overseen by the SSgA FM Global Proxy Review Committee (“SSgA FM PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in more detail below. The SSgA FM PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee. In addition to voting proxies, SSgA:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2) provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4) matches proxies received with holdings as of record date;

5) generally applies its proxy voting policy consistently and keeps records of votes for each client;

6) documents the reason(s) for voting for all non-routine items; and

7) keeps records of such proxy voting available for inspection by the client or governmental agencies.

Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Proxy Voting Guidelines.

Proxy Voting Process

SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance, to support our proxy voting process. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) applying SSgA FM’s Proxy Voting Guidelines; and (3) provides research and analysis relating to general corporate governance issues and specific proxy items.

On most routine proxy voting items (e.g., retention of auditors), ISS will effect the proxy votes in accordance with the Proxy Voting Guidelines and our standing instructions, which the SSgA FM Corporate Governance Team reviews with ISS on an annual basis or on a case-by-case basis as required. The guidance permits ISS to apply the Proxy Voting Guidelines without consulting us on each proxy and in a manner that is consistent with our investment view. On matters not directly covered by the Proxy Voting Guidelines, and we conclude there is no likelihood of impacting shareholder value, ISS may effect proxy votes in accordance with its own recommendations.

1

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote consistent with SSgA FM’s investment views and to maximize the value of our client accounts. In general, the Corporate Governance Team will engage in this additional review for:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); and

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

In some instances, the SSgA FM Corporate Governance Team may refer significant issues which are not addressed by our Proxy Voting Guidelines or guidance to ISS to the SSgA FM PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA FM PRC, the SSgA FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”). If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interest of our clients (i.e., to maximize the economic value of our clients’ securities).

Conflict of Interest

From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within our Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity; however, where matters do not fall within our Proxy Voting Guidelines or where we believe that voting in accordance with the Proxy Voting Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, SSgA has determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Director of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so the matter is referred to the SSgA FM PRC. The SSgA FM PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA FM PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

Engagement

SSgA FM conducts issuer engagement activity to support SSgA FM’s voting principles. SSgA FM believes engagement with portfolio companies is often the most active and productive way shareholders can exercise their ownership rights, with the goal of increasing shareholder value. SSgA FM regularly engages with companies to discuss corporate governance issues and to provide insight about the principles and practices that drive our voting decisions. In our discussions, we highlight the attributes and practices that we believe enhance the quality of corporate governance at companies. Some engagement topics include takeover defenses, merger transactions, proxy contests, board elections, sustainability issues, executive compensation, equity

2

compensation plans and other topical issues of interest to our clients as shareholders. Through our discussions, we seek to strengthen the quality of corporate governance with boards and management, which helps protect shareholder value.

The SSgA FM Governance Team is dedicated to providing governance research, analysis, issuer engagement and voting services. The SSgA FM Governance Team has no fixed set of priorities that dictate engagement practices. Instead, we view engagement practices as being dependent upon facts and circumstances, while giving consideration to the size of our total position of the issuer and/or the potential negative governance practices, performance profile, and circumstance at hand.

Nature and Form of Engagement

SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:

Reactive

Reactive engagement is initiated by the issuers and typically represents a majority of SSgA FM’s engagement activity. SSgA FM routinely discusses specific voting issues and items with the issuer community. These are viewed as an opportunity to address not only voting items, but also a wide range of governance items that impact shareholder value.

Recurring

Recurring engagement takes advantage of SSgA FM’s strong relationships with many of its largest holdings. SSgA FM maintains regular face-to-face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may impact long-term shareholder value.

Dynamic

Using screening tools designed to capture a mix of SSgA FM’s largest exposures to issuers demonstrating severe negative governance profiles, SSgA FM will actively seek direct dialogue with the board and management. In these cases, the dynamic engagement process represents the most meaningful chance for SSgA FM to protect long-term shareholder value from excessive risk due to governance related risks.

SSgA FM believes active engagement is best conducted individually and directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, such as shareholder conference calls, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement.

When Does SSgA FM Engage Issuers?

SSgA FM uses various methods to monitor its investments to determine which issuers require dynamic engagement. A blend of quantitative and qualitative research and data is used to identify potential engagement opportunities. SSgA FM sources internal and external research and screening tools to support the engagement process.

Voting and Engagement

SSgA FM believes engagement and voting activity have a direct relationship. Issuer engagement seeks to address significant shareholder concerns and governance issues. Logically, successful issuer engagement should reduce the need to vote against management. The integration and exercise of both these rights leads to a meaningful shareholder tool that seeks to achieve enhanced shareholder value on behalf of SSgA FM clients.

Developed and Non-Developed Markets

SSgA FM engagement philosophy applies across all global markets. We have found the opportunity and effectiveness of engagement activity directly correlates to the level of ownership and voting rights provided by local market laws. From market to market, engagement activity may take different forms in order to best achieve long term engagement goals.

Engagement in developed markets is a mature process for SSgA FM. In some cases, engagement activity is institutionalized into local best practices, such as the UK Stewardship Code overseen by Financial Reporting Commission (FRC). In the UK, disclosure

3

standards are high, allowing shareholders simple access to the key components of governance, such as board and by-law structure, remuneration policies and practices, sustainability data and reporting, among others. Further, shareholder rights are relatively high allowing for SSgA FM to engage on a variety of issues.

In many non-OECD markets we often supplement direct company engagement with participation in shareholder advocacy groups that seek change at a market level. This type of “top-down” approach should have a positive long-term impact by addressing shortcomings in local market laws on disclosure and shareholder rights.

Summary of Proxy Voting Guidelines

Directors and Boards

The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections, in a way, which we as a fiduciary, believe will maximize the monetary value of each portfolio’s holdings.

The role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. A strong and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan, and performs risk oversight and performance assessment of the CEO and management. In contrast, management implements the business strategy and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, SSgA FM routinely discusses the importance of the board with issuers.

SSgA FM believes the quality of a board is a measure of director independence and company governance practices. In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests.

Accounting and Audit Related Issues

SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. We expect auditors to provide assurance as of a company’s financial condition. Having trust in the accuracy of financial statements is important for shareholders to make decisions. Subsequently, SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

SSgA FM believes the audit committee is responsible for appointing, compensating, retaining and overseeing the issuer’s outside audit firm. In addition, SSgA FM believes the audit committee should approve audit and non-audit services performed by outside audit firms.

Capital Structure, Reorganization and Mergers

Though SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for oversight and input into management decisions that may affect a company’s value. Altering the capital structure of a company is

4

a critical decision for management, and in making such a critical decision, SSgA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

The organizational structure of a company or proposed modifications to a company, may improve the effectiveness of a company’s operations, thereby enhancing shareholder value. M&A issues may result in a substantial economic impact to a corporation. SSgA FM evaluates mergers and acquisitions on a case-by-case basis. SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term.

General/Routine

Although SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSgA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Environmental and Social Issues

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which SSgA FM philosophically agrees, but absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

International Statement

SSgA FM reviews proxies of non-US issuers consistent with our Principles and Proxy Voting Guidelines; however, SSgA FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes as corporate governance standards, disclosure requirements and voting mechanics differ from market to market. SSgA will vote issues in the context of our Proxy Voting Guidelines, as well as local market standards, where appropriate.

SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, or where issuer-specific special documentation is required or various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

5

SSgA FM Proxy Voting Guidelines

State Street Global Advisors Funds Management (“SSgA FM”) seeks to vote proxies for which it has discretionary authority in the best interests SSgA FM clients. This means that SSgA FM will make voting decisions in the manner SSgA believes will most likely protect and promote the long term economic value of client accounts. Absent unusual circumstances or specific client instructions, SSgA FM votes proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. SSgA FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. fund shareholders).

I. DIRECTOR RELATED ITEMS

Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

Director Elections

SSgA’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights

•	Board independence

•	Board structure

If a company demonstrates appropriate governance practices, SSgA believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSgA believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor,

•	Does the nominee provides professional services to the issuer,

•	Has the nominee attended an appropriate number of board meetings, or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSgA may withhold votes based on the following:

•	CEOs of public companies who sit on more than three public company boards.

6

•	Nominees who sit on more than six public company boards.

•

SSgA may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s).

•	SSgA may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period.

•	SSgA will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors.

•	SSgA will withhold votes from directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern.

•	Proposals to restore shareholders’ ability to remove directors with or without cause.

•	Proposals that permit shareholders to elect directors to fill board vacancies.

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected.

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy.

•	Shareholder proposals requiring two candidates per board seat.

Majority Voting

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

7

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Proxy Access

SSgA will consider proposals relating to Proxy Access on a case-by-case basis:

SSgA will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSgA FM will vote against limits to tenure.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

8

II. AUDIT RELATED ITEMS

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/fax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.*

Accept Financial Statements Consolidated Financial Statements and Statutory Reports

It is the auditor’s responsibility to provide assurance as of the company’s financial condition. Accordingly, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern, SSgA FM will accept the financial statement, allocation of income and/or statutory report.

III. CAPITAL STRUCTURE

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for U.S. firms and plus 100% of current authorized stock for international firms.

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

9

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Preemptive Rights and Non-Preemptive Rights

In general, SSgA FM supports issuance authority requests up to 100% of current share capital with preemptive rights. Requests for the authority to remove preemptive rights will be supported for share issuances that are less than a certain percentage (ranging from 5-20%, based on market practice) of the outstanding shares, unless even such a small amount could have a material dilutive effect on existing shareholders (e.g. illiquid markets).

For Hong Kong, SSgA FM does not support issuances that do not place limits on discounts or do not provide the authority to refresh the share issuance amounts without prior shareholder approval.

Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Dividends and Share Repurchase Programs

SSgA FM generally supports dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position.

Generally, SSgA FM votes for the authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.

IV. MERGERS AND ACQUISITIONS

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In

10

general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	At the time of voting, the current market price of the security exceeds the bid price

V. ANTI-TAKEOVER MEASURES

Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management's attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders' rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will support the adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause),

11

permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Special Meetings

SSgA will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their by-laws if:

•	The company also does not allow shareholders to act by written consent, OR

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSgA will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their by-laws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA will vote for management proposals related to special meetings.

Written Consent

SSgA will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their by-laws giving shareholders the right to call for a special meeting, OR

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares, AND

•	The company has a poor governance profile.

SSgA will vote management proposals on written consent on a case-by-case basis.

Super-Majority

SSgA FM will generally vote against amendments to by-laws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

VI. REMUNERATION

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

SSgA FM supports an annual advisory vote on executive compensation.

12

Approve Remuneration Report

SSgA FM will generally support remuneration reports that are judged to be in-line with local market practices. SSgA FM will generally vote against the approval of the remuneration report if the company fails to disclose information regarding any element of CEO remuneration including but not limited to, base salary, annual bonuses, and special bonuses relative to market practice.

If the company’s schemes allows for retesting of performance criteria over extended time period or for retesting if the original performance criteria was not met during the initial time period, SSgA FM may vote against the remuneration report.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution: To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA reviews that number in light of certain factors, including the industry of the issuer.

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible

•	The period of time covered by the plan

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control;

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Historical option grants: Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing: SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Share Repurchases: If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

13

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) do not disclose a definitive number of the shares to be bought back and, (iii) the time frame during which the shares will be bought back will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments: If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

SSgA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors

VII. MISCELLANEOUS/ROUTINE ITEMS

SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Opting out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•

General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduce and proposals to implement a reverse stock split to avoid delisting

14

•	Exclusive forum provisions

SSgA FM generally does not support the following miscellaneous/routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

VIII. ENVIRONMENTAL AND SOCIAL ISSUES

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Where it appears there is a potential effect on shareholder or economic value of a company that is related to a specific environmental or social issue, SSgA FM evaluates the shareholder proposal addressing the issue on a case-by-case basis. Absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

Record Keeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.

15

SSgASP500SAI

PART C: OTHER INFORMATION

Item 23.	Exhibits

NAME OF EXHIBIT	INCORPORATED BY REFERENCE OR EXHIBIT NUMBER

a. Second Amended and Restated Master Trust Agreement dated May 15, 2012	Post-Effective Amendment #110 (08/02/12)
1. Amendment with respect to the SSgA SSARIS Managed Futures Strategy Fund	To be filed by amendment
2. Amendment No. 1	Exhibit 23(a)(2)
b. Amended Bylaws	Post-Effective Amendment #95 (12/18/06)

c. Instruments Defining Rights of Security Holders
1. Voting Rights Policy	Post-Effective Amendment #86 (12/20/04)
d. Investment Advisory Contracts
1. Amended and Restated Investment Advisory Agreement between SSgA Funds Management, Inc., and the SSgA Funds dated April 11, 2012, as amended through May 15, 2012	Post-Effective Amendment #110 (08/02/12)
2. Advisory Fee Waiver and Reimbursement Letter for calendar year ending December 31, 2013	Exhibit 23(d)(2)
3. Investment Sub-Advisory Agreement with respect to the SSgA SSARIS Managed Futures Strategy Fund	To be filed by amendment
4. SSgA SSARIS Managed Futures Strategy Fund Advisory Fee Waiver and Reimbursement Letter	To be filed by amendment
e. Underwriting Contracts
1 Amended and Restated Distribution Agreement between State Street Global Markets LLC and the SSgA Funds dated April 11, 2012, as amended through May 15, 2012	Post-Effective Amendment #110 (08/02/12)
2. Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company	Post-Effective Amendment #42 (12/24/97)
3. Shareholder Servicing Agreement by and between SSgA Funds and State Street Capital Markets LLC	Post-Effective Amendment #39 (12/27/96)
4. Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company, Fiduciary Investor Services	Post-Effective Amendment #39 (12/27/96)
5. Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company	Post-Effective Amendment #42 (12/24/97)
6. Shareholder Servicing Agreement by and between SSgA Funds and Citistreet LLC	Post-Effective Amendment #63 (10/1/01)
7. Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company, High Net Worth Services Division	Post-Effective Amendment #63 (10/1/01)
8. Form of Shareholder Servicing and Distribution addenda relating to Select Class	Post-Effective Amendment #93 (11/29/05)
f. Bonus or Profit Sharing Contracts	None

g. Custodian Agreements
1. Amended and Restated Custodian Contract between State Street Bank and Trust Company and the SSgA Funds dated April 11, 2012	Post-Effective Amendment #110 (08/02/12)
2. Fee Schedule dated January 1, 2008	Post-Effective Amendment #99 (12/18/08)
3. Letter Agreement to the Custodian Contract with respect to the SSgA SSARIS Managed Futures	To be filed by amendment

StrategyFund
h. Other Material Contracts
1. Administration Agreement with Russell Fund Services Company dated January 1, 2008, as amended	Post-Effective Amendment #110 (08/02/12)
2. Amended and Restated Securities Lending Authorization Agreement with State Street Bank and Trust Company dated September 28, 2010	Post-Effective Amendment #104 (12/15/10)
3. Master-Feeder Participation Agreement – S&P 500 Index Fund	Post-Effective Amendment #66 (12/28/01)
4. Transfer Agent and Service Agreement dated August 1, 2006 with Boston Financial Data Services Inc.	Post-Effective Amendment #95 (12/18/06)
5. Money Market Services Agreement	Post-Effective Amendment #105 (12/14/11)

6.      Plan of Liquidation and Termination relating to the SSgA Directional Core Equity Fund, SSgA Disciplined Equity Fund, SSgA Tax Free Money Market Fund, SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income and Growth Fund

Post-Effective Amendment #110 (08/02/12)
7. Reimbursement Agreement	Exhibit 23(h)(7)
8. Administration Agreement between the SSgA Funds and State Street Bank and Trust Company	To be filed by amendment
i. Legal Opinion

1.      Money Market Fund, U.S. Government Money Market, S&P 500 Index, Dynamic Small Cap, Bond Market, U.S. Treasury Money Market, Intermediate, Emerging Markets, Prime Money Market, International Stock Selection Fund, Tuckerman Active REIT Funds

Post-Effective Amendment #42 (12/24/97)
2. High Yield Bond Fund	Post-Effective Amendment #45 (4/28/98)
3. IAM SHARES Fund	Post-Effective Amendment #51 (5/28/99)
4. Enhanced Small Cap Fund	Post-Effective Amendment #88 (12/29/04)
5. Select Class Shares	Post-Effective Amendment #93 (11/29/05)
6. SSgA SSARIS Managed Futures Strategy Fund	To be filed by amendment
j. Other Opinions: Consent of Independent Registered Public Accountant	Exhibit23j

k. Omitted Financial Statements	None

l. Initial Capital Agreements

1.      Money Market Fund, U.S. Government Money Market, S&P 500 Index, Dynamic Small Cap, Bond Market, U.S. Treasury Money Market, Intermediate, Emerging Markets, Prime Money Market, International Stock Selection Fund, Tuckerman Active REIT Funds

Post-Effective Amendment #42 (12/24/97)
2 High Yield Bond Fund	Post-Effective Amendment #45 (4/28/98)
3. IAM SHARES Fund	Post-Effective Amendment #51 (5/28/99)
5. Enhanced Small Cap Fund	Post-Effective Amendment #92 (10/17/05)
6. Select Class Shares	Post-Effective Amendment #93 (11/29/05)
7. SSgA SSARIS Managed Futures Strategy Fund	To be filed by amendment
m. Rule 12b-1 Plan
1. Plan of Distribution Pursuant to Rule 12b-1 dated January 8, 1992 and Restated as of April 9, 2002, as amended	Post-Effective Amendment #86 (12/20/04)
2. Plan of Distribution Pursuant to Rule 12b-1 (Select Class Shares)	Post-Effective Amendment #93 (11/29/05)
3. Addendum to Rule 12b-1 Plan with respect to the SSgA SSARIS Managed Futures Strategy Fund	To be filed by amendment

n. Rule 18f-3 Plan
1. Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3	Exhibit 23(n)(1)
o. Power of Attorney	Exhibit 23o
p. Code of Ethics

1. Relating to the Registrant	To be filed by amendment
2. Relating to the Principal Executive and Senior Financial Officers	To be filed by amendment
3. Relating to the Principal Underwriter	Post-Effective Amendment #104 (12/15/10)
4. Relating to the Administrator	To be filed by amendment
5. Relating to the Investment Advisor	To be filed by amendment
6. Relating to the Master Funds	Post-Effective Amendment #86 (12/20/04)

Item 24.	Persons Controlled by or Under Common Control with Registrant

None

Item 25.	Indemnification

Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of Registrant’s Second Amended and Restated Master Trust Agreement, which reads as follows:

“Section 6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as “Covered Person”]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise with which such person may be or may have been threatened, while in office or thereafter, or by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.”

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, or for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to liability to the Registrant or to any shareholder of the Registrant for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

The Distribution Agreements provide that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties under the Distribution Agreement, the Distributor, its officers, directors and any controlling person (within the meaning of Section 15 of the 1933 Act) (“Distributor”) shall be indemnified by the Registrant from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in said documents or necessary to make the statements not misleading.

Registrant provides the following undertaking:

“Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 26.	Business and Other Connections of Investment Adviser.

See Registrant’s prospectus section “Fund Management” and the Statement of Additional Information sections “Management of the Fund” and “Investment Advisory and Other Services”.

Item 27.	Principal Underwriters

Investment Companies (other than SSgA funds) for which SSGM acts as principal underwriter as of the end of the last fiscal year:

SPDR ETFs

SPDR Global Dow ETF
SPDR S&P 500 Value ETF
SPDR S&P 500 Growth ETF
SPDR S&P 600 Small Cap Value ETF
SPDR S&P 600 Small Cap Growth ETF
SPDR Morgan Stanley Technology ETF
SPDR Dow Jones Total Market ETF
SPDR Dow Jones REIT ETF
SPDR Dow Jones Large Cap ETF
SPDR Dow Jones Mid Cap ETF
SPDR S&P 400 Mid Cap Value ETF
SPDR S&P 400 Mid Cap Growth ETF
SPDR S&P 600 Small Cap ETF
SPDR S&P Bank ETF
SPDR S&P Insurance ETF
SPDR S&P Capital Markets ETF
SPDR S&P Dividend ETF
SPDR S&P Homebuilders ETF
SPDR S&P Biotech ETF
SPDR S&P Semiconductor ETF
SPDR S&P Oil & Gas Equipment & Services ETF
SPDR S&P Oil & Gas Exploration & Production ETF
SPDR S&P Pharmaceuticals ETF

SPDR S&P Retail ETF
SPDR S&P Regional Banking ETF
SPDR S&P Metals & Mining ETF
SPDR Barclays Capital 1-3 Month T-Bill ETF
SPDR Barclays Capital Intermediate Term Treasury ETF
SPDR Barclays Capital Long Term Treasury ETF
SPDR Barclays Capital TIPS ETF
SPDR Barclays Capital Aggregate Bond ETF
SPDR Nuveen Barclays Capital Municipal Bond ETF
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF
SPDR Nuveen Barclays Capital California Municipal Bond ETF
SPDR Nuveen Barclays Capital New York Municipal Bond ETF
SPDR Nuveen Barclays Capital Build America Bond ETF
SPDR Barclays Capital High Yield Bond ETF
SPDR Barclays Capital International Treasury Bond ETF
SPDR DB International Government Inflation-Protected Bond ETF
SPDR Barclays Capital Short Term International Treasury Bond ETF
SPDR Barclays Capital Mortgage Backed Bond ETF
SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SPDR Barclays Capital Long Term Corporate Bond ETF
SPDR Barclays Capital Convertible Securities ETF
SPDR Barclays Capital International Corporate Bond ETF
SPDR S&P Mortgage Finance ETF
SPDR Wells Fargo Preferred Stock ETF
SPDR Nuveen S&P VRDO Municipal Bond ETF
SPDR Barclays Capital Short Term Corporate Bond ETF
SPDR S&P Health Care Equipment ETF
SPDR S&P Telecom ETF
SPDR S&P Transportation ETF
SPDR Barclays Capital Emerging Markets Local Bond ETF
SPDR Nuveen S&P High Yield Municipal Bond ETF
SPDR Barclays Capital Issuer Scored Corporate Bond ETF
SPDR S&P Aerospace & Defense ETF
SPDR S&P Health Care Services ETF

SPDR S&P Software & Services ETF

SPDR Barclays Capital Investment Grade Floating Rate ETF

SPDR Barclays Capital Short Term Treasury ETF

SPDR Barclays Capital Short Term High Yield Bond ETF

SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

SPDR Stoxx Europe 50 ETF
SPDR Euro Stoxx 50 ETF
SPDR Russell/Nomura PRIME Japan ETF
SPDR Russell/Nomura Small Cap Japan ETF
SPDR Dow Jones International Real Estate ETF
SPDR MSCI ACWI ex-US ETF
SPDR FTSE/Macquarie Global Infrastructure 100 ETF
SPDR S&P Emerging Markets ETF
SPDR S&P Emerging Latin America ETF
SPDR S&P Emerging Middle East & Africa ETF
SPDR S&P Emerging Europe ETF
SPDR S&P Emerging Asia Pacific ETF
SPDR S&P China ETF
SPDR S&P Russia ETF
SPDR S&P World ex-US ETF
SPDR S&P International Small Cap ETF

SPDR S&P BRIC 40 ETF
SPDR S&P International Dividend ETF
SPDR S&P International Mid Cap ETF
SPDR S&P Emerging Markets Small Cap ETF
SPDR Dow Jones Global Real Estate ETF
SPDR S&P International Consumer Discretionary Sector ETF
SPDR S&P International Consumer Staples Sector ETF
SPDR S&P International Energy Sector ETF
SPDR S&P International Financial Sector ETF
SPDR S&P International Health Care Sector ETF
SPDR S&P International Industrial Sector ETF
SPDR S&P International Materials Sector ETF
SPDR S&P International Technology Sector ETF
SPDR S&P International Telecommunications Sector ETF
SPDR S&P International Utilities Sector ETF
SPDR S&P Global Natural Resources ETF
SPDR S&P Emerging Markets Dividend ETF SPDR S&P Small Cap Emerging Asia Pacific ETF SPDR MSCI EM 50 ETF SPDR MSCI ACWI IMI ETF
State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund
State Street Institutional Tax Free Money Market Fund
State Street U.S. Government Money Market Fund
State Street Institutional Treasury Money Market Fund
State Street Institutional Treasury Plus Money Market Fund
State Street Equity 500 Fund

The directors and officers of State Street Global Markets LLC, their principal business address, and positions and offices with the Registrant and State Street Global Markets are set forth below:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITION AND OFFICES WITH UNDERWRITER	POSITION WITH REGISTRANT

Nicholas J. Bonn One Lincoln Street Boston, MA 02111	Chief Executive Officer and Director Chief Operations Officer	None

Cliff Lewis One Lincoln Street Boston, MA 02111	Director	None

Vincent Manzi One Lincoln Street Boston, MA 02111	Chief Compliance Officer	None

Chris Jensen One Lincoln Street Boston, MA 02111	FINOP and Treasurer	None

Howard Fairweather 4 Parsons Street Newburyport, MA 01950	Director	None

Stephan Gavell One Lincoln Street Boston, MA 02110	Director	None

Bryan Woodard One Lincoln Street Boston, MA 02111	Director	None

Aditya Mohan One Lincoln Street Boston, MA 02110	Director	None

Mark Snyder One Lincoln Street Boston, MA 02110	Director	None

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation and Redemption and Repurchase	Brokerage Commissions	Other Compensation
SSGM	0	0	0	0

Item 28.	Location of Accounts and Records

The Registrant’s Administrator effective January 1, 2013, State Street Bank and Trust Company, 4 Copley Place, Boston, Massachusetts 02116, will maintain the physical possession of the books and records required by subsection (b)(4) of Rule 31a-1 under the Investment Company Act of 1940. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant’s (i) investment adviser, SSgA Funds Management, Inc., One Lincoln Street, Boston, Massachusetts 02111; or 32nd Floor, Two Exchange Square, 8 Connaught Place, Central Hong Kong, China; or 21 St. James Square, London SW1Y 4SS, England, or (ii) transfer agent, Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169; or (iii) Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110; 1776 Heritage Drive, North Quincy, Massachusetts 02171; and 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, the SSgA Funds, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 114 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and Commonwealth of Massachusetts, on the 14th day of December, 2012.

SSgA FUNDS, REGISTRANT

/s/ Ellen M. Needham
By Ellen M. Needham President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as indicated on December 14, 2012.

Signature	Title

/s/ William L. Marshall*	Trustee
William L. Marshall

/s/ Patrick J. Riley*	Chairman of the Board
Patrick J. Riley

/s/ Richard D. Shirk *	Trustee
Richard D. Shirk

/s/ Bruce D. Taber *	Trustee
Bruce D. Taber

/s/ Mark E. Swanson*	Treasurer and Principal Financial Officer
Mark E. Swanson

/s/ Ellen M. Needham*	President and Principal Executive Officer

*By	/s/ Lance C. Dial
Lance C. Dial Attorney-in-fact

Executed pursuant to power of attorney filed with Post-Effective Amendment No. 114 to Registration Statement Nos. No. 33-19229; 811-5430.

SIGNATURES

This Registration Statement contains certain disclosures regarding the State Street Equity 500 Index Portfolio (the “Portfolio”), a series of State Street Master Funds (the “Trust”). The Trust has, subject to the next following sentence, duly caused this Post-Effective Amendment No. 114 to the Registration Statement on Form N-1A of SSgA Funds (the “Registrant”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on December 14, 2012. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

STATE STREET MASTER FUNDS

By:	/s/ Ellen M. Needham
Ellen M. Needham
President, State Street Master Funds

This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next following sentence, on December 14, 2012. Each of the following persons is signing this Post-Effective Amendment No. 114 to this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

SIGNATURE	TITLE

James E. Ross*	Trustee, State Street Master Funds
James E. Ross

William L. Boyan*	Trustee, State Street Master Funds
William L. Boyan

Michael F. Holland*	Trustee, State Street Master Funds
Michael F. Holland

Rina K. Spence*	Trustee, State Street Master Funds
Rina K. Spence

Douglas T. Williams*	Trustee, State Street Master Funds
Douglas T. Williams

/s/ Ellen M. Needham	President (Principal Executive Officer), State Street Master Funds
Ellen M. Needham

/s/ Laura F. Dell	Treasurer (Principal Accounting Officer), State Street Master Funds
Laura F. Dell

*By:	/s/ Mark E. Tuttle
Mark E. Tuttle
as Attorney-in-Fact pursuant to Powers of Attorney

EXHIBIT INDEX

NAME OF EXHIBIT	EXHIBIT #

Amendment to Second Amended and Restated Master Trust Agreement dated May 15, 2012	23(a)(2)

Advisory Fee Waiver and Reimbursement Letter for calendar year ending December 31, 2012	23(d)(2)

Reimbursement Agreement	23(h)(7)

Other Opinions: Consent of Independent Registered Public Accountant	23j

Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3	23(n)(1)

Power of Attorney	23(o)